MUNICIPAL OBLIGATIONS FUND
(A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST II)
(FORMERLY, MUNICIPAL MONEY MARKET FUND, A PORTFOLIO OF
LEHMAN BROTHERS INSTITUTIONAL FUNDS GROUP TRUST)
INSTITUTIONAL SHARES (FORMERLY, CLASS A SHARES)

PROSPECTUS

The Institutional Shares (formerly, Class A Shares) of Municipal Obligations Fund (formerly, Municipal Money Market Fund) (the "Fund") offered by this prospectus represent interests in a portfolio of Money Market Obligations Trust II (formerly, Lehman Brothers Institutional Funds Group Trust) (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests in short-term municipal securities to provide current income exempt from federal regular income tax consistent with stability of principal.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated March 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated March 31, 1997

TABLE OF CONTENTS
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SUMMARY OF FUND EXPENSES                                                       1
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FINANCIAL HIGHLIGHTS--INSTITUTIONAL
  SHARES                                                                       2
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GENERAL INFORMATION                                                            3
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INVESTMENT INFORMATION                                                         3
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  Investment Objective                                                         3
  Investment Policies                                                          3
  Municipal Securities                                                         6
  Investment Risks                                                             6
  Investment Limitations                                                       7

FUND INFORMATION                                                               7
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  Management of the Fund                                                       7
  Distribution of Institutional
     Shares                                                                    8
  Administration of the Fund                                                   8

NET ASSET VALUE                                                                9
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HOW TO PURCHASE SHARES                                                        10
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HOW TO REDEEM SHARES                                                          11
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ACCOUNT AND SHARE INFORMATION                                                 12
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TAX INFORMATION                                                               13
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  Federal Income Tax                                                          13
  State and Local Taxes                                                       13

OTHER CLASSES OF SHARES                                                       13
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PERFORMANCE INFORMATION                                                       14
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LAST MEETING OF SHAREHOLDERS                                                  14
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FINANCIAL HIGHLIGHTS--INSTITUTIONAL
  SERVICE SHARES                                                              16
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FINANCIAL HIGHLIGHTS--INSTITUTIONAL
  CAPITAL SHARES                                                              17
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FINANCIAL STATEMENTS                                                          18
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REPORT OF ERNST & YOUNG LLP,


  INDEPENDENT AUDITORS                                                        37


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ADDRESSES                                                                     38
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SUMMARY OF FUND EXPENSES


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                              INSTITUTIONAL SHARES
                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price).............................       None
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price).....................................................................       None
Contingent Deferred Sales Charge (as a percentage of original
  purchase price or redemption proceeds, as applicable)...................................................       None
Redemption Fee (as a percentage of amount redeemed, if applicable)........................................       None
Exchange Fee..............................................................................................       None
                                              ANNUAL OPERATING EXPENSES
                                       (As a percentage of average net assets)
Management Fee (after waiver) (1).........................................................................       0.07%
12b-1 Fee.................................................................................................       None
Total Other Expenses......................................................................................       0.11%
     Shareholder Services Fee (2)..............................................................      0.00%
Total Operating Expenses (3)..............................................................................       0.18%


(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.20%.

(2) Institutional Shares has no present intention of paying or accruing the shareholder services fee during the fiscal year ending January 31, 1998. If Institutional Shares were paying or accruing the shareholder services fee, Institutional Shares would be able to pay up to 0.25% of its average daily net assets for the shareholder services fee. See "Fund Information."



(3) The total operating expenses in the table above are based on expenses expected during the fiscal year ending January 31, 1998. The total Institutional Shares operating expenses were 0.18% for fiscal year ended January 31, 1997 and would have been 0.38% absent the voluntary waivers of portions of the management fee, administrative fee, custodian fee, and shareholder services fee.


     The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE                                                                        1 YEAR     3 YEARS    5 YEARS   10 YEARS
You would pay the following expenses on a $1,000 investment, assuming (1) 5%
annual return and (2) redemption at the end of each time period.............     $2         $6         $10        $23


     THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


MUNICIPAL OBLIGATIONS FUND
FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES
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(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Reference is made to the Report of Ernst & Young LLP, Independent Auditors on page 37.

                                                                                YEAR ENDED JANUARY 31,
                                                                       1997       1996       1995       1994(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                 $    1.00  $    1.00  $    1.00   $    1.00
-------------------------------------------------------------------  ---------  ---------  ---------  -----------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------
  Net investment income                                                   0.04       0.04       0.03        0.02
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LESS DISTRIBUTIONS
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  Distributions from net investment income                               (0.04)     (0.04)     (0.03)      (0.02)
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  Distributions from net realized gains (loss)                              --      (0.00)**        --         --
-------------------------------------------------------------------  ---------  ---------  ---------  -----------
  Total distributions                                                    (0.04)     (0.04)     (0.03)      (0.02)
-------------------------------------------------------------------  ---------  ---------  ---------  -----------
NET ASSET VALUE, END OF PERIOD                                       $    1.00  $    1.00  $    1.00   $    1.00
-------------------------------------------------------------------  ---------  ---------  ---------  -----------
TOTAL RETURN (B)                                                          3.56%      4.03%      3.04%       2.46%
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RATIOS TO AVERAGE NET ASSETS
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  Expenses                                                                0.18%      0.18%      0.15%       0.13%*
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  Net investment income                                                   3.48%      3.95%      2.86%       2.53%*
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  Expense waiver/reimbursement (c)                                        0.20%      0.12%      0.16%       0.38%*
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SUPPLEMENTAL DATA
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  Net assets, end of period (000 omitted)                             $159,561   $135,120    $93,595    $350,975
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  * Computed on an annualized basis.

 ** Amount represents less than $0.0001 per share.


 (a) Reflects operations for the period from February 8, 1993 (date of initial public investment) to January 31, 1994.


(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


GENERAL INFORMATION
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The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 16, 1992. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees has established three classes of shares known as Institutional Shares, Institutional Service Shares and Institutional Capital Shares. This prospectus relates only to Institutional Shares of the Fund, which are designed primarily for entities holding shares in an agency or fiduciary capacity, financial institutions, financial intermediaries and institutional investors as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term money market securities. A minimum initial investment of $1,000,000 over a one-year period is required.

The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.


INVESTMENT INFORMATION
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INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide current income exempt from all federal regular income tax consistent with stability of principal. This investment objective may be changed by the Board of Trustees without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of municipal securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal regular income tax. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS. The Fund invests primarily in debt obligations issued by or on behalf of states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax ("Municipal Securities"). Examples of Municipal Securities include, but are not limited to:

       tax and revenue anticipation notes issued to finance working capital needs to anticipation of receiving taxes or other revenues;

       bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;

       municipal commercial paper and other short-term notes;

       variable rate demand notes;

       municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and

       participation, trust, and partnership interests in any of the foregoing obligations.

VARIABLE RATE DEMAND NOTES. Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

PARTICIPATION INTERESTS. The Fund may purchase interests in Municipal Securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Municipal Securities.

MUNICIPAL LEASES. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obligations may be subject to periodic appropriation. Municipal leases are subject to certain specific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT. Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price.

DEMAND FEATURES. The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

REPURCHASE AGREEMENTS. Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

REVERSE REPURCHASE AGREEMENTS. The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but does not ensure this result. However, liquid assets of the Fund, in a dollar amount sufficient to make payment for the securities to be purchased, are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies, but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid the Fund will limit their purchase, together with other illiquid securities, including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice to 10% of its net assets.

TEMPORARY INVESTMENTS. From time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in tax-exempt or taxable securities, all of comparable quality to the securities in which the Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other deposit institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements. Although the Fund is permitted to make taxable, temporary investments, there is no current intention to do so.

MUNICIPAL SECURITIES

Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or contruct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Municipal Securities are "general obligations" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of Municipal Securities acceptable for purchase by the Fund could become limited.

The Fund may invest in Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these Municipal Securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial difficulties.

Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

INVESTMENT LIMITATIONS

The Fund may not:

       borrow money, except that the Fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) from banks, or subject to specific authorization by the SEC, from funds advised by the adviser or an affiliate of the adviser, and (ii) engage in reverse repurchase agreements; provided that (i) and (ii) in combination do not exceed one-third of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may not mortgage, pledge or hypothecate any assets except in connection with such borrowings and reverse repurchase agreements and then only in amounts not exceeding one-third of the value of the Fund's total assets at the time of such borrowing; or

       purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects (unless the Fund is in a temporary defensive position); provided that there is no limitation with respect to investments in U.S. government securities.

The above investment limitations cannot be changed without shareholder approval.


FUND INFORMATION
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MANAGEMENT OF THE FUND

BOARD OF TRUSTEES. The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER. Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

     ADVISORY FEES. The adviser receives an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

     ADVISER'S BACKGROUND. Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.


     Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across over 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF INSTITUTIONAL SHARES

Federated Securities Corp. is the principal distributor for Institutional Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

ADMINISTRATION OF THE FUND

SHAREHOLDER SERVICES. The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

Currently, Institutional Shares are accruing no shareholder services fees.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS. In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATIVE SERVICES. Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:

   MAXIMUM FEE         AVERAGE AGGREGATE DAILY NET ASSETS
      .15%                  on the first $250 million
      .125%                 on the next $250 million
      .10%                  on the next $250 million
      .075%            on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE
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The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Shares from the value of Fund assets attributable to Institutional Shares, and dividing the remainder by the number of Institutional Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

The net asset value is determined at 12:00 noon, 3:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

HOW TO PURCHASE SHARES
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Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or by check. The Fund reserves the right to reject any purchase request.

To make a purchase, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken by telephone. The minimum initial investment is $1,000,000. However, an account may be opened with a smaller amount as long as the minimum is reached within one year of opening the account. Financial institutions may impose different minimum investment requirements on their customers.

PURCHASING SHARES BY WIRE. Shares may be purchased by Federal Reserve wire by calling the Fund before 3:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) that day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Municipal Obligations Fund--Institutional Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

PURCHASING SHARES BY CHECK. Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Municipal Obligations Fund--Institutional Shares. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.

INVEST-BY-PHONE. Once an account has been opened, a shareholder may use invest-by-phone for investments if an authorization form has been filed with Federated Shareholder Services Company, the transfer agent for shares of the Fund. Approximately two weeks after sending the form to Federated Shareholder Services Company, the shareholder may call Federated Shareholder Services Company to purchase shares. Federated Shareholder Services Company will send a request for monies to the shareholder's commercial bank, savings bank, or credit union ("bank") via the Automated Clearing House. The shareholder's bank, which must be an Automated Clearing House member, will then forward the monies to Federated Shareholder Services Company. The purchase is normally entered the next business day after the initial phone request. For further information and an application, call the Fund.

HOW TO REDEEM SHARES
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Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES BY TELEPHONE. Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 12:00 noon (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL. Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

ACCOUNT AND SHARE INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS. Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS. The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.

CERTIFICATES AND CONFIRMATIONS. As transfer agent for the Fund, Federated Shareholder Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested by contacting the Fund or Federated Shareholder Services Company in writing. Monthly confirmations are sent to report all transactions as well as dividends paid during the month.

ACCOUNTS WITH LOW BALANCES. Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account, except accounts maintained by retirement plans, and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,000,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS. Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.


As of March 10, 1997, River Oaks Trust Company, Houston, organized in the state of Texas owned 27.22% of the voting securities of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

TAX INFORMATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase, within the limits of its investment policies, all types of municipal bonds, including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares.

STATE AND LOCAL TAXES

In the opinion of Houston, Donnelly & Meck, counsel to the Trust, Fund shares may be subject to personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania to the extent that the portfolio securities in the Fund would be subject to such taxes if owned directly by residents of those jurisdictions.

Because interest received by the Fund may not be exempt from all state and local income taxes, shareholders may be required to pay state and local taxes on dividends received from the Fund. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

OTHER CLASSES OF SHARES
--------------------------------------------------------------------------------

The Fund also offers other classes. Institutional Service Shares are sold at net asset value primarily to financial institutions, financial intermediaries and institutional investors and are subject to a minimum initial investment of $1,000,000. Institutional Capital Shares are sold at net asset value primarily to financial institutions, financial intermediaries and institutional investors and are subject to a minimum initial investment of $1,000,000.

All classes are subject to certain of the same expenses.

Neither Institutional Service Shares nor Institutional Capital Shares are distributed with a 12b-1 Plan but both are subject to shareholder services fees.

Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, the Fund advertises its yield, effective yield and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.


LAST MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------



A Special Meeting of Municipal Money Market Fund, a portfolio of Lehman Brothers Institutional Funds Group Trust was held on November 13, 1996. On October 11, 1996, the record date for shareholders voting at the meeting, there were 186,801,093 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

                                                                                                                WITHHELD
AGENDA ITEM                                                       FOR            AGAINST        ABSTAIN     AUTHORITY TO VOTE
1. Approval of the Investment Advisory Agreement between
   Federated Management and the Trust with respect to the
   Fund                                                           96,738,939          -0-            -0-              -0-
2. Election of Trustees
John F. Donahue                                                   96,738,939          -0-            -0-              -0-
Thomas G. Bigley                                                  96,738,939          -0-            -0-              -0-
John T. Conroy, Jr.                                               96,738,939          -0-            -0-              -0-
William J. Copeland                                               96,738,939          -0-            -0-              -0-
J. Christopher Donahue                                            96,738,939          -0-            -0-              -0-
James E. Dowd                                                     96,738,939          -0-            -0-              -0-
Lawrence D. Ellis, M.D.                                           96,738,939          -0-            -0-              -0-
Edward L. Flaherty, Jr.                                           96,738,939          -0-            -0-              -0-
Peter E. Madden                                                   96,738,939          -0-            -0-              -0-
Gregor F. Meyer                                                   96,738,939          -0-            -0-              -0-
John E. Murray, Jr.                                               96,738,939          -0-            -0-              -0-
Wesley W. Posvar                                                  96,738,939          -0-            -0-              -0-
Marjorie P. Smuts                                                 96,738,939          -0-            -0-              -0-



MUNICIPAL OBLIGATIONS FUND
FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                       YEAR ENDED
                                                                                                       JANUARY 31,
                                                                                                         1997(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                                                    $    1.00
---------------------------------------------------------------------------------------------------       -------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------
  Net investment income                                                                                      0.03
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
---------------------------------------------------------------------------------------------------
  Distributions from net investment income                                                                  (0.03)
---------------------------------------------------------------------------------------------------       -------
NET ASSET VALUE, END OF PERIOD                                                                          $    1.00
---------------------------------------------------------------------------------------------------       -------
TOTAL RETURN (B)                                                                                             3.31%
---------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------
  Expenses                                                                                                   0.43%
---------------------------------------------------------------------------------------------------
  Net investment income                                                                                      3.08%
---------------------------------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                                           0.21%
---------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                               $    0.30
---------------------------------------------------------------------------------------------------



 (a) Reflects operations for the period from February 1, 1996 (date of initial public offering) to January 31, 1997.


(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


MUNICIPAL OBLIGATIONS FUND
FINANCIAL HIGHLIGHTS--INSTITUTIONAL CAPITAL SHARES
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                       YEAR ENDED
                                                                                                       JANUARY 31,
                                                                                                         1997(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                                                    $    1.00
---------------------------------------------------------------------------------------------------       -------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------
  Net investment income                                                                                      0.03
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
---------------------------------------------------------------------------------------------------
  Distributions from net investment income                                                                  (0.03)
---------------------------------------------------------------------------------------------------       -------
NET ASSET VALUE, END OF PERIOD                                                                          $    1.00
---------------------------------------------------------------------------------------------------       -------
TOTAL RETURN (B)                                                                                             3.42%
---------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------
  Expenses                                                                                                   0.30%
---------------------------------------------------------------------------------------------------
  Net investment income                                                                                      2.90%
---------------------------------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                                           0.35%
---------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                               $    0.30
---------------------------------------------------------------------------------------------------



 (a) Reflects operations for the period from February 1, 1996 (date of initial public offering) to January 31, 1997.


(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


MUNICIPAL OBLIGATIONS FUND
PORTFOLIO OF INVESTMENTS
JANUARY 31, 1997
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
(A) SHORT-TERM MUNICIPALS--101.2%
------------------------------------------------------------------------------------------------
               ARIZONA--0.8%
               ---------------------------------------------------------------------------------
$   1,350,000  Maricopa County, AZ Unified School District No. 11, (Series A), 4.40% TANs,
               7/31/1997                                                                          $    1,353,189
               ---------------------------------------------------------------------------------  --------------
               ARKANSAS--0.6%
               ---------------------------------------------------------------------------------
    1,000,000  Arkadelphia, AR, Industrial Development Revenue Bonds (Series 1996) Weekly VRDNs
               (Siplast, Inc.)/(Den Danske Bank A/S LOC)                                               1,000,000
               ---------------------------------------------------------------------------------  --------------
               CALIFORNIA--0.9%
               ---------------------------------------------------------------------------------
    1,500,000  San Bernardino County, CA, 4.50% TRANs (Landesbank
               Hessen-Thueringen, Frankfurt and Toronto-Dominion
               Bank LOCs), 6/30/1997                                                                   1,503,684
               ---------------------------------------------------------------------------------  --------------
               COLORADO--3.5%
               ---------------------------------------------------------------------------------
    3,375,000  (b)Colorado Municipal Securities Trust, Series 1996B Weekly VRDNs (Colorado
               Health Facilities Authority)/(MBIA Insurance Corporation INS)/(Norwest Bank
               Minnesota, Minneapolis LIQ)                                                             3,375,000
               ---------------------------------------------------------------------------------
    2,200,000  Colorado State General Fund, 4.50% TRANs, 6/27/1997                                     2,206,449
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   5,581,449
               ---------------------------------------------------------------------------------  --------------
               DISTRICT OF COLUMBIA--1.5%
               ---------------------------------------------------------------------------------
    2,400,000  District of Columbia Housing Finance Agency, Multi-Family Housing Revenue Bonds
               (1995 Series A) Weekly VRDNs (Tyler House)/(PNC Bank, N.A. LOC)                         2,400,000
               ---------------------------------------------------------------------------------  --------------
               FLORIDA--2.1%
               ---------------------------------------------------------------------------------
    2,400,000  Ocean Highway and Port Authority, Revenue Bonds (Series 1990) Weekly VRDNs (ABN
               AMRO Bank N.V., Amsterdam LOC)                                                          2,400,000
               ---------------------------------------------------------------------------------
    1,000,000  Orange County, FL HFA, (Series 1996B), 3.65% TOBs (Westdeutsche Landesbank
               Girozentrale INV), Mandatory Tender 4/1/1997                                            1,000,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   3,400,000
               ---------------------------------------------------------------------------------  --------------


MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
(A) SHORT-TERM MUNICIPALS--CONTINUED
------------------------------------------------------------------------------------------------
               GEORGIA--3.5%
               ---------------------------------------------------------------------------------
$   1,500,000  Bowdon, GA Development Authority Weekly VRDNs (Trintex Corporation)/(First Union
               National Bank, Charlotte, N.C. LOC)                                                $    1,500,000
               ---------------------------------------------------------------------------------
    3,000,000  Coweta County, GA IDA, (Series 1995) Weekly VRDNs (Lanelco L.L.C. Project)/(NBD
               Bank, Michigan LOC)                                                                     3,000,000
               ---------------------------------------------------------------------------------
    1,000,000  Franklin County, GA Industrial Building Authority, (Series 1995) Weekly VRDNs
               (Bosal Industries, Inc.)/(ABN AMRO Bank N.V., Amsterdam LOC)                            1,000,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   5,500,000
               ---------------------------------------------------------------------------------  --------------
               HAWAII--2.8%
               ---------------------------------------------------------------------------------
    4,500,000  Hawaii Secondary Market Services Corp., Student Loan Revenue Bonds (Senior 1995
               Series II) Weekly VRDNs (National Westminster Bank, PLC, London LOC)                    4,500,000
               ---------------------------------------------------------------------------------  --------------
               ILLINOIS--3.7%
               ---------------------------------------------------------------------------------
      300,000  Chicago O'Hare International Airport, Special Facility Revenue Bonds (Series
               1990) Weekly VRDNs (Compagnie Nationale Air France Project)/(Societe Generale,
               Paris LOC)                                                                                300,000
               ---------------------------------------------------------------------------------
    1,400,000  Illinois Development Finance Authority, (Series 1989) Weekly VRDNs (Addison 450
               Limited Partnership)/(American National Bank, Chicago LOC)                              1,400,000
               ---------------------------------------------------------------------------------
    1,900,000  Illinois Development Finance Authority, Industrial Development Revenue Bonds
               (Series 1996) Weekly VRDNs (Bimba Manufacturing Company)/(Harris Trust & Savings
               Bank, Chicago LOC)                                                                      1,900,000
               ---------------------------------------------------------------------------------
    1,000,000  Illinois Development Finance Authority, Sewerage Facility Revenue Bonds (Series
               1993) Weekly VRDNs (The NutraSweet Company)/ (Monsanto Co. GTD)                         1,000,000
               ---------------------------------------------------------------------------------
      700,000  Illinois Student Assistance Commission, (Series 1996A) Weekly VRDNs (Bank of
               America Illinois LOC)                                                                     700,000
               ---------------------------------------------------------------------------------
      600,000  Southwestern Illinois Development Authority, (Series 1991) Weekly VRDNs (Robinson
               Steel Co.)/(American National Bank, Chicago LOC)                                          600,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   5,900,000
               ---------------------------------------------------------------------------------  --------------


MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
(A) SHORT-TERM MUNICIPALS--CONTINUED
------------------------------------------------------------------------------------------------
               INDIANA--4.0%
               ---------------------------------------------------------------------------------
$     150,000  Indiana Economic Development Commission, Economic Development Revenue Bonds
               (Series 1988) Daily VRDNs (Mobel Inc.)/(Credit Commercial De France, Paris LOC)    $      150,000
               ---------------------------------------------------------------------------------
    1,200,000  Indiana Economic Development Commission, Economic Development Revenue Bonds
               (Series 1988) Daily VRDNs (Shadeland Avenue Associates)/(Credit Commercial De
               France, Paris LOC)                                                                      1,200,000
               ---------------------------------------------------------------------------------
    1,000,000  Indiana Secondary Market For Education Loans, Inc., Education Loan Revenue Bonds
               (Series 1988B) Weekly VRDNs (AMBAC INS)/ (Student Loan Marketing Association LIQ)       1,000,000
               ---------------------------------------------------------------------------------
    4,000,000  Tippecanoe County, IN Economic Development Revenue, (Series 1991) Weekly VRDNs
               (Consolidated Industries Inc.)/(Chemical Bank, New York LOC)                            4,000,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   6,350,000
               ---------------------------------------------------------------------------------  --------------
               KENTUCKY--8.6%
               ---------------------------------------------------------------------------------
    1,000,000  Graves County, KY, School Building Revenue Bonds (Series 1988) Weekly VRDNs
               (Seaboard Farms Project)/(Bank of New York, New York LOC)                               1,000,000
               ---------------------------------------------------------------------------------
    1,560,000  Jefferson County, KY, Industrial Building Revenue Refunding Bonds (Series 1987)
               Weekly VRDNs (National City Bank, Kentucky LOC)                                         1,560,000
               ---------------------------------------------------------------------------------
    5,000,000  Kentucky Pollution Abatement & Water Resource Finance Authority Daily VRDNs
               (Toyota Motor Credit Corp.)                                                             5,000,000
               ---------------------------------------------------------------------------------
    2,500,000  Louisville, KY, Airport Lease Revenue Bonds (Series 1989B) Weekly VRDNs (National
               City Bank, Kentucky LOC)                                                                2,500,000
               ---------------------------------------------------------------------------------
    3,600,000  Mayfield, KY, (Series 1989) Weekly VRDNs (Seaboard Farms Project)/(SunTrust Bank,
               Atlanta LOC)                                                                            3,600,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                  13,660,000
               ---------------------------------------------------------------------------------  --------------
               LOUISIANA--0.6%
               ---------------------------------------------------------------------------------
    1,000,000  Louisiana State Recovery District, Sales Tax Revenue Bonds, 3.90% Bonds (United
               States Treasury COL)/(FGIC INS), 7/1/1997                                               1,000,000
               ---------------------------------------------------------------------------------  --------------


MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
(A) SHORT-TERM MUNICIPALS--CONTINUED
------------------------------------------------------------------------------------------------
               MAINE--0.3%
               ---------------------------------------------------------------------------------
$     485,000  Lewiston, ME, (Series A), 6.00% Bonds (FSA INS), 3/1/1997                          $      485,954
               ---------------------------------------------------------------------------------  --------------
               MARYLAND--1.8%
               ---------------------------------------------------------------------------------
    1,400,000  Carroll County, MD, Variable Rate Economic Development Refunding Revenue Bonds
               (Series 1995B) Weekly VRDNs (Evapco, Inc. Project)/(Nationsbank of Maryland, N.A.
               LOC)                                                                                    1,400,000
               ---------------------------------------------------------------------------------
    1,400,000  Montgomery County, MD Weekly VRDNs (Information Systems and Networks
               Corporation)/(PNC Bank, N.A. LOC)                                                       1,400,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   2,800,000
               ---------------------------------------------------------------------------------  --------------
               MASSACHUSETTS--2.4%
               ---------------------------------------------------------------------------------
      670,000  Marblehead, MA, 4.25% Bonds, 2/1/1997                                                     670,000
               ---------------------------------------------------------------------------------
    1,100,000  New Bedford, MA, 4.50% RANs (Fleet National Bank, Providence, R.I. LOC),
               6/30/1997                                                                               1,102,373
               ---------------------------------------------------------------------------------
    1,000,000  Springfield, MA, 4.50% BANs (Fleet National Bank, Providence, R.I. LOC),
               6/27/1997                                                                               1,001,921
               ---------------------------------------------------------------------------------
    1,000,000  Springfield, MA, 4.60% BANs, 7/11/1997                                                  1,002,105
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   3,776,399
               ---------------------------------------------------------------------------------  --------------
               MINNESOTA--6.3%
               ---------------------------------------------------------------------------------
   10,000,000  Minnesota State Higher Education Coordinating Board, 1992
               (Series C) Weekly VRDNs (First Bank NA, Minneapolis LIQ)                               10,000,000
               ---------------------------------------------------------------------------------  --------------
               MISSISSIPPI--6.9%
               ---------------------------------------------------------------------------------
    1,168,000  Greenville, MS IDA Weekly VRDNs (Mebane Packaging Corp)/ (First Union National
               Bank, Charlotte, N.C. LOC)                                                              1,168,000
               ---------------------------------------------------------------------------------
    4,500,000  Mississippi Business Finance Corp., (Series 1995) Weekly VRDNs (Mississippi
               Baking Company L.L.C. Project)/(First National Bank of Maryland, Baltimore LOC)         4,500,000
               ---------------------------------------------------------------------------------
    5,400,000  Mississippi Business Finance Corp., Series 1995 Weekly VRDNs (Schuller
               International, Inc.)/(Bank of New York, New York LOC)                                   5,400,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                  11,068,000
               ---------------------------------------------------------------------------------  --------------


MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
(A) SHORT-TERM MUNICIPALS--CONTINUED
------------------------------------------------------------------------------------------------
               MISSOURI--3.1%
               ---------------------------------------------------------------------------------
$   3,000,000  Missouri Higher Education Loan Authority, (Series 1988A) Weekly VRDNs (National
               Westminster Bank, PLC, London LOC)                                                 $    3,000,000
               ---------------------------------------------------------------------------------
    1,900,000  Missouri State HEFA, (Series 1996D), 4.50% TRANs (Rockwood R-VI School District),
               9/8/1997                                                                                1,906,589
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   4,906,589
               ---------------------------------------------------------------------------------  --------------
               NEVADA--0.4%
               ---------------------------------------------------------------------------------
      700,000  Nevada State Department of Community & Industrial Development Weekly VRDNs
               (Kinplex Company Project)/(Credit Commercial De France, Paris LOC)                        700,000
               ---------------------------------------------------------------------------------  --------------
               NEW JERSEY--2.0%
               ---------------------------------------------------------------------------------
       20,000  New Jersey EDA, (Series A) Weekly VRDNs (325 Midland Avenue, LLC & Wearbest
               Sil-Tex, Ltd.)/(Bank of New York, New York LOC)                                            20,000
               ---------------------------------------------------------------------------------
       45,000  New Jersey EDA, (Series B) Weekly VRDNs (325 Midland Avenue, LLC & Wearbest
               Sil-Tex, Ltd.)/(Bank of New York, New York LOC)                                            45,000
               ---------------------------------------------------------------------------------
    3,090,000  (b)New Jersey Housing & Mortgage Financing Authority, (Series
               1989-D), 3.80% TOBs (MBIA Insurance Corporation INS)/(Citibank
               NA, New York LIQ), Optional Tender 4/1/1997                                             3,090,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   3,155,000
               ---------------------------------------------------------------------------------  --------------
               NEW MEXICO--1.2%
               ---------------------------------------------------------------------------------
    1,955,000  New Mexico Educational Asistance Foundation, (Series A), 6.05% Bonds (AMBAC INS),
               4/1/1997                                                                                1,961,283
               ---------------------------------------------------------------------------------  --------------
               NEW YORK--6.7%
               ---------------------------------------------------------------------------------
    1,547,250  Geneva, NY, 4.125% BANs, 1/15/1998                                                      1,553,284
               ---------------------------------------------------------------------------------
    2,134,000  Groton Central School District, NY, 4.125% BANs, 1/21/1998                              2,142,465
               ---------------------------------------------------------------------------------
    2,000,000  New York City, NY, (Series B), 4.50% RANs (Bank of Nova Scotia, Toronto, Canadian
               Imperial Bank of Commerce, Toronto and Commerzbank AG, Frankfurt LOCs), 6/30/1997       2,005,972
               ---------------------------------------------------------------------------------
    1,000,000  North Babylon Union Free School District, NY, 4.40% TANs,
               6/26/1997                                                                               1,001,499
               ---------------------------------------------------------------------------------
    1,000,000  Royalton-Hartland, NY CSD, 4.50% BANs, 8/15/1997                                        1,002,566
               ---------------------------------------------------------------------------------


MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
(A) SHORT-TERM MUNICIPALS--CONTINUED
------------------------------------------------------------------------------------------------
               NEW YORK--CONTINUED
               ---------------------------------------------------------------------------------
$   3,000,000  Sodus Central School District, NY, 4.00% BANs, 2/4/1998                            $    3,005,760
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                  10,711,546
               ---------------------------------------------------------------------------------  --------------
               NORTH CAROLINA--1.8%
               ---------------------------------------------------------------------------------
    2,800,000  Person County, NC Industrial Facilities & Pollution Control Financing Authority
               Daily VRDNs (Carolina Power & Light Co.)/ (Fuji Bank, Ltd., Tokyo LOC)                  2,800,000
               ---------------------------------------------------------------------------------  --------------
               NORTH DAKOTA--0.9%
               ---------------------------------------------------------------------------------
    1,500,000  North Dakota State HFA, (Series C), 3.45% Bonds (FGIC INV),
               4/3/1997                                                                                1,500,000
               ---------------------------------------------------------------------------------  --------------
               OHIO--4.4%
               ---------------------------------------------------------------------------------
    4,000,000  Brookville, OH, (Series 1988) Weekly VRDNs (Green Tokai)/(Bank of
               Tokyo-Mitsubishi Ltd. LOC)                                                              4,000,000
               ---------------------------------------------------------------------------------
    1,000,000  Cincinnati, OH Student Loan Funding Corp., (Series 1992C), 5.25% Bonds, 7/1/1997        1,004,575
               ---------------------------------------------------------------------------------
    2,030,000  Ohio HFA, (CR-18), (Series 1988A), 3.90% TOBs (GNMA COL)/ (Citibank NA, New York
               LIQ), Mandatory Tender 2/1/1997                                                         2,030,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   7,034,575
               ---------------------------------------------------------------------------------  --------------
               OREGON--1.8%
               ---------------------------------------------------------------------------------
    1,000,000  Oregon State Housing and Community Services Department,
               (Series G), 4.05% TOBs, Mandatory Tender 8/1/1997                                       1,000,000
               ---------------------------------------------------------------------------------
      805,000  Oregon State, Economic Devlopment Revenue Bonds (Series 1988C) Weekly VRDNs
               (Jepco Development Inc.)/(First Interstate Bank of Oregon NA LOC)                         805,000
               ---------------------------------------------------------------------------------
      990,000  Oregon State, Economic Devlopment Revenue Bonds (Series 1988B) Weekly VRDNs
               (Domaine Drouhin Oregon, Inc.)/(First Interstate Bank of Oregon NA LOC)                   990,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   2,795,000
               ---------------------------------------------------------------------------------  --------------


MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
(A) SHORT-TERM MUNICIPALS--CONTINUED
------------------------------------------------------------------------------------------------
               PENNSYLVANIA--7.0%
               ---------------------------------------------------------------------------------
$   3,000,000  Clinton County, PA IDA, Solid Waste Disposal Revenue Bonds (Series 1992A), 3.75%
               TOBs (International Paper Co.), Optional Tender 1/15/1998                          $    3,000,000
               ---------------------------------------------------------------------------------
    4,000,000  (b)Pennsylvania Housing Finance Authority, 3.85% TOBs (First National Bank of
               Chicago LIQ), Optional Tender 4/1/1997                                                  4,000,000
               ---------------------------------------------------------------------------------
      100,000  Pennsylvania State Higher Education Assistance Agency Weekly VRDNs (Fuji Bank,
               Ltd., Tokyo LOC)                                                                          100,000
               ---------------------------------------------------------------------------------
    2,000,000  Philadelphia, PA School District, 4.50% TRANs, 6/30/1997                                2,003,931
               ---------------------------------------------------------------------------------
    2,000,000  Philadelphia, PA, (Series A of 1996-1997), 4.50% TRANs, 6/30/1997                       2,004,314
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                  11,108,245
               ---------------------------------------------------------------------------------  --------------
               SOUTH CAROLINA--5.2%
               ---------------------------------------------------------------------------------
      700,000  South Carolina Job Development Authority, (Series 1987) Weekly VRDNs (Jewish
               Community Center)/(Bank of Tokyo-Mitsubishi Ltd. LOC)                                     700,000
               ---------------------------------------------------------------------------------
      400,000  South Carolina Job Development Authority, (Series 1988A) Weekly VRDNs (Kent
               Manufacturing Company)/(Credit Commercial De France, Paris LOC)                           400,000
               ---------------------------------------------------------------------------------
      400,000  South Carolina Job Development Authority, (Series 1988B) Weekly VRDNs (Seacord
               Corporation)/(Credit Commercial De France, Paris LOC)                                     400,000
               ---------------------------------------------------------------------------------
      550,000  South Carolina Job Development Authority, (Series 1990) Weekly VRDNs (NMFO
               Associates)/(Bank of Tokyo-Mitsubishi Ltd. LOC)                                           550,000
               ---------------------------------------------------------------------------------
    1,100,000  South Carolina Job Development Authority, (Series 1990) Weekly VRDNs (Old
               Claussen's Bakery)/(Bank of Tokyo-Mitsubishi Ltd. LOC)                                  1,100,000
               ---------------------------------------------------------------------------------
      650,000  South Carolina Job Development Authority, (Series 1990) Weekly VRDNs (Rice Street
               Association)/(Bank of Tokyo-Mitsubishi Ltd. LOC)                                          650,000
               ---------------------------------------------------------------------------------
    1,105,000  South Carolina Job Development Authority, (Series B) Weekly VRDNs (Osmose Wood
               Preserving)/(Credit Commercial De France, Paris LOC)                                    1,105,000
               ---------------------------------------------------------------------------------


MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
(A) SHORT-TERM MUNICIPALS--CONTINUED
------------------------------------------------------------------------------------------------
               SOUTH CAROLINA--CONTINUED
               ---------------------------------------------------------------------------------
$   3,410,000  York County, SC IDA, Industrial Development Revenue Bonds (Series1989) Weekly
               VRDNs (Sediver Inc)/(Banque Nationale de Paris LOC)                                $    3,410,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   8,315,000
               ---------------------------------------------------------------------------------  --------------
               TENNESSEE--2.8%
               ---------------------------------------------------------------------------------
    1,900,000  Collierville, TN IDB, Industrial Development Revenue Bonds (Series 1994) Weekly
               VRDNs (Ardco, Inc.)/(Harris Trust & Savings Bank, Chicago LOC)                          1,900,000
               ---------------------------------------------------------------------------------
      500,000  Metropolitan Nashville, TN Airport Authority, Passenger Facilities Revenue Bonds,
               4.80% Bonds (FGIC INS), 7/1/1997                                                          501,494
               ---------------------------------------------------------------------------------
    2,000,000  Oak Ridge, TN IDB, Solid Waste Facility Bonds (Series 1996) Weekly VRDNs (M4
               Environmental L.P. Project)/(SunTrust Bank, Atlanta LOC)                                2,000,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   4,401,494
               ---------------------------------------------------------------------------------  --------------
               TEXAS--6.5%
               ---------------------------------------------------------------------------------
    6,000,000  Brazos River Authority, TX, (Series 1996C) Daily VRDNs (Texas Utilities Electric
               Co.)/(AMBAC INS)/(Bank of New York, New York LIQ)                                       6,000,000
               ---------------------------------------------------------------------------------
      700,000  Capital Health Facilities Development Corp of Texas, Health Facilities
               Development Revenue Bonds (Series 1986) Weekly VRDNs (The Island on Lake Travis,
               Ltd.)/(Credit Suisse, Zurich LOC)                                                         700,000
               ---------------------------------------------------------------------------------
    3,700,000  Gulf Coast, TX IDA, Marine Terminal Revenue Bonds (Series 1993) Daily VRDNs
               (Amoco Corp.)                                                                           3,700,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                  10,400,000
               ---------------------------------------------------------------------------------  --------------
               UTAH--1.7%
               ---------------------------------------------------------------------------------
      400,000  Salt Lake City, UT, Subordinated Airport Revenue Bonds (Series 1994A) Weekly
               VRDNs (Credit Suisse, Zurich LOC)                                                         400,000
               ---------------------------------------------------------------------------------
      800,000  Utah State Board of Regents, Student Loan Revenue Bonds (Series 1993A) Weekly
               VRDNs (Student Loan Marketing Association LOC)                                            800,000
               ---------------------------------------------------------------------------------


MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
(A) SHORT-TERM MUNICIPALS--CONTINUED
------------------------------------------------------------------------------------------------
               UTAH--CONTINUED
               ---------------------------------------------------------------------------------
$   1,535,000  Utah State School District Financing Cooperative, 8.375% TOBs, Mandatory Tender
               2/15/1997                                                                          $    1,537,758
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   2,737,758
               ---------------------------------------------------------------------------------  --------------
               VIRGINIA--1.4%
               ---------------------------------------------------------------------------------
    1,000,000  Richmond, VA Redevelopment & Housing Authority, (Series B-9) Weekly VRDNs
               (Richmond, VA Red Tabacco Row)/(Bayerische Landesbank Girozentrale LOC)                 1,000,000
               ---------------------------------------------------------------------------------
    1,300,000  Virginia Peninsula Port Authority Daily VRDNs (Kinyo Virginia, Inc.)/(Industrial
               Bank of Japan Ltd., Tokyo LOC)                                                          1,300,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   2,300,000
               ---------------------------------------------------------------------------------  --------------
               WASHINGTON--0.7%
               ---------------------------------------------------------------------------------
    1,095,000  Washington State Housing Finance Commission, Single-Family Program Bonds (1996
               Series 1A-S), 3.80% TOBs, Mandatory Tender 6/2/1997                                     1,095,000
               ---------------------------------------------------------------------------------  --------------
               WEST VIRGINIA--0.7%
               ---------------------------------------------------------------------------------
    1,100,000  Fayette County, WV, Solid Waste Disposal Facility Revenue Bonds (Series 1995)
               Weekly VRDNs (Georgia-Pacific Corp.)/(Industrial Bank of Japan Ltd., Tokyo LOC)         1,100,000
               ---------------------------------------------------------------------------------  --------------
               WISCONSIN--1.3%
               ---------------------------------------------------------------------------------
    2,100,000  Sun Prairie, WI Area School District, 4.25% TRANs, 8/22/1997                            2,105,151
               ---------------------------------------------------------------------------------  --------------
               WYOMING--1.3%
               ---------------------------------------------------------------------------------
    2,000,000  Uinta County, WY, PCR Bonds (Series 1984), 3.80% TOBs (Chevron U.S.A.,
               Inc.)/(Chevron U.S.A., Inc. GTD), Optional Tender 6/15/1997                             2,000,000
               ---------------------------------------------------------------------------------  --------------
               TOTAL INVESTMENTS (AT AMORTIZED COST)(C)                                           $  161,405,316
               ---------------------------------------------------------------------------------  --------------


Securities that are subject to Alternative Minimum Tax represent 74.8% of the portfolio as calculated based upon total portfolio market value.

 (a) The Fund may only invest in securities rated in one of the two highest short-term rating categories by nationally recognized statistical rating organizations ("NRSROs") or unrated securities of comparable quality. A NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1 or

MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------
    SP-2 by Standard & Poor's Corporation, MIG-1, or MIG-2 by Moody's Investors
     Service, Inc., F-1+, F-1, ands F-2 by Fitch Investors Service, Inc. are all considered rated in one of the two highest short-term rating categories.

     Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. Securities rated in the second highest short-term rating category (and unrated securities of comparable quality) are identified as Second Tier securities. The Fund follows applicable regulations in determining whether a security is rated and whether a security rated by multiple NRSROs in different rating categories should be identified as a First or Second Tier security.

     At January 31, 1997, the portfolio securities were rated as follows:

     TIER RATING PERCENT BASED ON TOTAL MARKET VALUE (UNAUDITED)

FIRST TIER     SECOND TIER
     95.66%          4.34%



(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At January 31, 1997, the securities amounted to $10,465,000, which represents 6.6% of net assets.


 (c) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
      ($159,561,778) at January 31, 1997.

The following acronyms are used throughout this portfolio:

AMBAC--American Municipal Bond Assurance Corporation
BANs--Bond Anticipation Notes
COL--Collateralized
CSD--Central School District
EDA--Economic Development Authority
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance
GNMA--Government National Mortgage Association
GTD--Guaranty
HEFA--Health and Education Facilities Authority
HFA--Housing Finance Authority
IDA--Industrial Development Authority
IDB--Industrial Development Bond
INS--Insured
INV--Investment Agreement
LIQ--Liquidity Agreement
MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------
LOCs--Letter(s) of Credit
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance
PCR--Pollution Control Revenue
PLC--Public Limited Company
RANs--Revenue Anticipation Notes
TANs--Tax Anticipation Notes
TOBs--Tender Option Bonds
TRANs--Tax and Revenue Anticipation Notes
VRDNs--Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)


MUNICIPAL OBLIGATIONS FUND
STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1997
--------------------------------------------------------------------------------

ASSETS:
-------------------------------------------------------------------------------------------------
Total investments in securities, at amortized cost and value                                       $  161,405,316
-------------------------------------------------------------------------------------------------
Cash                                                                                                    5,703,599
-------------------------------------------------------------------------------------------------
Income receivable                                                                                       1,288,612
-------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                             10,819,217
-------------------------------------------------------------------------------------------------  --------------
     Total assets                                                                                     179,216,744
-------------------------------------------------------------------------------------------------
LIABILITIES:
----------------------------------------------------------------------------------
Payable for investments purchased                                                   $   3,005,760
----------------------------------------------------------------------------------
Payable for shares redeemed                                                            16,245,879
----------------------------------------------------------------------------------
Income distribution payable                                                               380,348
----------------------------------------------------------------------------------
Accrued expenses                                                                           22,979
----------------------------------------------------------------------------------  -------------
     Total liabilities                                                                                 19,654,966
-------------------------------------------------------------------------------------------------  --------------
NET ASSETS for 159,537,449 shares outstanding                                                      $  159,561,778
-------------------------------------------------------------------------------------------------  --------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
-------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES:
-------------------------------------------------------------------------------------------------
$159,561,180 / 159,536,851 shares outstanding                                                               $1.00
-------------------------------------------------------------------------------------------------  --------------
INSTITUTIONAL SERVICE SHARES:
-------------------------------------------------------------------------------------------------
$299 / 299 shares outstanding                                                                               $1.00
-------------------------------------------------------------------------------------------------  --------------
INSTITUTIONAL CAPITAL SHARES:
-------------------------------------------------------------------------------------------------
$299 / 299 shares outstanding                                                                               $1.00
-------------------------------------------------------------------------------------------------  --------------


(See Notes which are an integral part of the Financial Statements)


MUNICIPAL OBLIGATIONS FUND
STATEMENT OF OPERATIONS
YEAR ENDED JANUARY 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
----------------------------------------------------------------------------------------------------
Interest                                                                                              $  6,645,653
----------------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------------
Investment advisory fee                                                                  $   363,536
---------------------------------------------------------------------------------------
Administrative personnel and services fee                                                    163,201
---------------------------------------------------------------------------------------
Custodian fees                                                                                63,131
---------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                      29,456
---------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                      2,870
---------------------------------------------------------------------------------------
Auditing fees                                                                                 12,505
---------------------------------------------------------------------------------------
Legal fees                                                                                     2,143
---------------------------------------------------------------------------------------
Portfolio accounting fees                                                                     17,899
---------------------------------------------------------------------------------------
Shareholder services fee--Institutional Capital Shares                                           420
---------------------------------------------------------------------------------------
Distribution Fee--Class C Shares                                                               4,020
---------------------------------------------------------------------------------------
Shareholder registration costs                                                                23,287
---------------------------------------------------------------------------------------
Printing and postage                                                                           1,272
---------------------------------------------------------------------------------------
Insurance premiums                                                                             3,093
---------------------------------------------------------------------------------------
Miscellaneous                                                                                 11,648
---------------------------------------------------------------------------------------  -----------
     Total expenses                                                                          698,481
---------------------------------------------------------------------------------------
Waivers--
--------------------------------------------------------------------------
  Waiver of investment advisory fee                                         $  (238,796)
--------------------------------------------------------------------------
  Waiver of administrative personnel and services fee                          (100,933)
--------------------------------------------------------------------------
  Waiver of custodian fee                                                       (26,250)
--------------------------------------------------------------------------
  Waiver of shareholder services fee--Institutional Capital Shares                 (252)
--------------------------------------------------------------------------  -----------
     Total waivers                                                                          (366,231)
---------------------------------------------------------------------------------------  -----------
          Net expenses                                                                                     332,250
----------------------------------------------------------------------------------------------------  ------------
               Net investment income                                                                     6,313,403
----------------------------------------------------------------------------------------------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------------------------------------
Net realized loss on investments                                                                           (32,313)
----------------------------------------------------------------------------------------------------  ------------
     Change in net assets resulting from operations                                                   $  6,281,090
----------------------------------------------------------------------------------------------------  ------------


(See Notes which are an integral part of the Financial Statements)

MUNICIPAL OBLIGATIONS FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             YEAR ENDED           YEAR ENDED
                                                                          JANUARY 31, 1997     JANUARY 31, 1996
INCREASE (DECREASE) IN NET ASSETS:
-----------------------------------------------------------------------
OPERATIONS--
-----------------------------------------------------------------------
Net investment income                                                     $       6,313,403    $       6,815,881
-----------------------------------------------------------------------
Net realized gain (loss) on investments                                             (32,313)              30,323
-----------------------------------------------------------------------  -------------------  -------------------
     Change in net assets resulting from operations                               6,281,090            6,846,204
-----------------------------------------------------------------------  -------------------  -------------------
DISTRIBUTIONS TO SHAREHOLDERS--
-----------------------------------------------------------------------
Distributions from net investment income:
-----------------------------------------------------------------------
  Institutional Shares                                                           (6,272,384)          (6,749,439)
-----------------------------------------------------------------------
  Institutional Service Shares                                                           (4)          --
-----------------------------------------------------------------------
  Institutional Capital Shares                                                       (4,848)          --
-----------------------------------------------------------------------
  Class C Shares                                                                    (36,167)             (60,733)
-----------------------------------------------------------------------
Distributions from net realized gains:
-----------------------------------------------------------------------
  Institutional Shares                                                           --                       (5,653)
-----------------------------------------------------------------------
  Class C Shares                                                                 --                          (56)
-----------------------------------------------------------------------  -------------------  -------------------
     Change in net assets resulting from distributions to shareholders           (6,313,403)          (6,815,881)
-----------------------------------------------------------------------  -------------------  -------------------
CAPITAL CONTRIBUTION--                                                               32,313           --
-----------------------------------------------------------------------  -------------------  -------------------
SHARE TRANSACTIONS--
-----------------------------------------------------------------------
Proceeds from sale of shares                                                  3,319,509,601        2,866,960,080
-----------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of
distributions declared                                                            1,279,467            1,821,823
-----------------------------------------------------------------------
Cost of shares redeemed                                                      (3,298,316,597)      (2,825,318,501)
-----------------------------------------------------------------------  -------------------  -------------------
     Change in net assets resulting from share transactions                      22,472,471           43,463,402
-----------------------------------------------------------------------  -------------------  -------------------
          Change in net assets                                                   22,472,471           43,493,725
-----------------------------------------------------------------------
NET ASSETS:
-----------------------------------------------------------------------
Beginning of period                                                             137,089,307           93,595,582
-----------------------------------------------------------------------  -------------------  -------------------
End of period                                                             $     159,561,778    $     137,089,307
-----------------------------------------------------------------------  -------------------  -------------------


(See Notes which are an integral part of the Financial Statements)

MUNICIPAL OBLIGATIONS FUND
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 1997
--------------------------------------------------------------------------------
(1) ORGANIZATION


Money Market Obligations Trust II (the "Trust"), (formerly, Lehman Brothers Institutional Funds Group Trust) is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of three portfolios. The financial statements included herein are only those of Municipal Obligations Fund (the "Fund"), (formerly, Municipal Money Market Fund). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide dividend income exempt from federal regular income tax consistent with stability of principal.



The Fund offers three classes of shares: Institutional Shares (formerly, Class A Shares), Institutional Service Shares (formerly, Class B Shares), and Institutional Capital Shares (formerly Class E Shares). As of November 15, 1996, the Fund's Class C Shares were no longer operational.


(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--The Fund's use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.

     Additional information on each restricted security held at January 31, 1997 is as follows:

                              SECURITY                                  ACQUISITION DATE      ACQUISITION COST
     Colorado Municipal Securities Trust                                       11/19/96         $  3,375,000
     New Jersey Housing & Mortgage Financing Authority                         10/02/96            3,090,000
     Pennsylvania Housing Finance Authority                                    10/01/96            4,000,000


     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST


The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest ($0.001 par value). Transactions in shares were as follows:

                                                                                      YEAR ENDED JANUARY 31,
INSTITUTIONAL SHARES                                                                  1997              1996
------------------------------------------------------------------------------  ----------------  ----------------
Shares sold                                                                        3,310,319,398     2,859,696,960
------------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared                     1,275,572         1,821,819
------------------------------------------------------------------------------
Shares redeemed                                                                   (3,287,154,333)   (2,820,023,841)
------------------------------------------------------------------------------  ----------------  ----------------
  Net change resulting from Institutional Share transactions                          24,440,637        41,494,938
------------------------------------------------------------------------------  ----------------  ----------------

                                                                                      YEAR ENDED JANUARY 31,
INSTITUTIONAL SERVICE SHARES                                                          1997              1996
------------------------------------------------------------------------------  ----------------  ----------------
Shares sold                                                                                  300         --
------------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared                             1         --
------------------------------------------------------------------------------
Shares redeemed                                                                             (102)        --
------------------------------------------------------------------------------  ----------------  ----------------
  Net change resulting from Institutional Service Share transactions                         199         --
------------------------------------------------------------------------------  ----------------  ----------------


MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED JANUARY 31,
INSTITUTIONAL CAPITAL SHARES                                                          1997              1996
------------------------------------------------------------------------------  ----------------  ----------------
Shares sold                                                                            5,039,630         --
------------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared                         3,892         --
------------------------------------------------------------------------------
Shares redeemed                                                                       (5,043,323)        --
------------------------------------------------------------------------------  ----------------  ----------------
  Net change resulting from Institutional Capital Share transactions                         199         --
------------------------------------------------------------------------------  ----------------  ----------------

                                                                                      YEAR ENDED JANUARY 31,
CLASS C SHARES                                                                      1997(B)           1996(A)
------------------------------------------------------------------------------  ----------------  ----------------
Shares sold                                                                            4,150,273         7,263,120
------------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared                             2                 4
------------------------------------------------------------------------------
Shares redeemed                                                                       (6,118,839)       (5,294,660)
------------------------------------------------------------------------------  ----------------  ----------------
  Net change resulting from Class C Share transactions                                (1,968,564)        1,968,464
------------------------------------------------------------------------------  ----------------  ----------------
     Net change resulting from share transactions                                     22,472,471        43,463,402
------------------------------------------------------------------------------  ----------------  ----------------



(a) For the period from April 18, 1995 (date of initial public offering) to January 31, 1996.



(b) As of November 15, 1996, the Fund's Class C Shares were no longer operational.


(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES


INVESTMENT ADVISORY FEE--Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.



Federated Management became the Fund's investment adviser on November 15, 1996. Prior to November 15, 1996, Lehman Brothers Global Asset Management, Inc. (the "Former Adviser") served as the Fund's investment adviser.



For the period ended January 31, 1997, the advisers earned fees as follows:


MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------

                                                                                      AMOUNT OF      AMOUNT OF
                                     ADVISER                                         FEE EARNED      FEE WAIVED
Federated Management                                                                 $    76,352     $   76,352
----------------------------------------------------------------------------------  -------------  --------------
Lehman Brothers Global Asset Management                                              $   287,184     $  162,444
----------------------------------------------------------------------------------  -------------  --------------



CAPITAL CONTRIBUTION--The Former Adviser made a capital contribution to the Fund on November 15, 1996, of an amount equal to the accumulated net realized loss on investments balance carried by the Fund.



This transaction resulted in a permanent book and tax difference. As such, the paid-in-capital and accumulated net realized gain/loss accounts have been adjusted accordingly. This adjustment did not affect net investment income, net realized gains/losses, or net assets.



ADMINISTRATIVE FEE--Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. FServ became the Fund's administrator on November 15, 1996. Prior to November 15, 1996, First Data Investors Services Group, Inc. ("FDISG") served as the Fund's administrator.


For the period ended January 31, 1997, the administrators earned fees as follows:

                                                                                      AMOUNT OF      AMOUNT OF
                                  ADMINISTRATOR                                      FEE EARNED      FEE WAIVED
FServ                                                                                $    19,609     $   --
----------------------------------------------------------------------------------  -------------  --------------
FDISG                                                                                $   143,592     $  100,933
----------------------------------------------------------------------------------  -------------  --------------



DISTRIBUTION SERVICES FEE--Pursuant to Rule 12b-1 under the Act, as amended, the Fund had adopted Distribution Agreements ("Service Agreements") with institutional investors such as banks, savings and loan associations and other financial institutions with respect to the Fund's former Class B, Class C and Class E Shares. All such Service Agreements were terminated effective November 15, 1996. Prior to November 15, 1996, Lehman Brothers, Inc., acted as the Fund's distributor.




SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS") the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. There is no present intention of paying or accruing the Shareholders Services Fee for the Institutional Shares. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion. FSS became the Fund's shareholder servicing agent on November 15, 1996.



TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders. FSSC became the Fund's transfer and dividend disbursing agent on November 15, 1996. Prior to November 15, 1996, FDISG served as the Fund's transfer and dividend disbursing agent.


For the period ended January 31, 1997, the transfer and dividend disbursing agents earned fees as follows:

                                                                                      AMOUNT OF      AMOUNT OF
                      TRANSFER AND DIVIDEND DISBURSING AGENT                         FEE EARNED      FEE WAIVED
FSSC                                                                                  $   4,521      $   --
----------------------------------------------------------------------------------  -------------  --------------
FDISG                                                                                 $  24,935      $   --
----------------------------------------------------------------------------------  -------------  --------------


PORTFOLIO ACCOUNTING FEES--FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses. All portfolio accounting fees for the period ended January 31, 1997 were paid to FServ.

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Trustees of
MUNICIPAL OBLIGATIONS FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Municipal Obligations Fund, formerly Municipal Money Market Fund (a portfolio of Money Market Obligations Trust II, formerly a Portfolio of Lehman Brothers Institutional Funds Group Trust) as of January 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Municipal Obligations Fund at January 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP


Pittsburgh, Pennsylvania
March 14, 1997


ADDRESSES
--------------------------------------------------------------------------------

Municipal Obligations Fund
                                 Institutional Shares                                  Federated Investors Tower
                                                                                       Pittsburgh, PA 15222-3779
------------------------------------------------------------------------------------------------------------------------

Distributor
                                 Federated Securities Corp.                             Federated Investors Tower
                                                                                        Pittsburgh, PA 15222-3779
------------------------------------------------------------------------------------------------------------------------

Investment Adviser
                                 Federated Management                                   Federated Investors Tower
                                                                                        Pittsburgh, PA 15222-3779
------------------------------------------------------------------------------------------------------------------------

Custodian
                                 State Street Bank and Trust Company                    P.O. Box 8600
                                                                                        Boston, MA 02266-8600
------------------------------------------------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent
                                 Federated Shareholder Services Company                 P.O. Box 8600
                                                                                        Boston, MA 02266-8600
------------------------------------------------------------------------------------------------------------------------

Independent Auditors
                                 Ernst & Young LLP                                      One Oxford Centre
                                                                                        Pittsburgh, PA 15219
------------------------------------------------------------------------------------------------------------------------


                                        MUNICIPAL
                                        OBLIGATIONS FUND
                                        (FORMERLY, MUNICIPAL MONEY
                                        MARKET FUND)
                                        INSTITUTIONAL SHARES
                                        (FORMERLY, CLASS A SHARES)

                                        PROSPECTUS

                                        A Portfolio of Money Market Obligations
                                        Trust II (formerly, Lehman Brothers
                                        Institutional
                                        Funds Group Trust), an Open-End
                                        Management
                                        Investment Company


                                        Prospectus dated March 31, 1997


[LOGO FEDERATED INVESTORS]

      Federated Investors Tower
      Pittsburgh, PA 15222-3779

      Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.

      Cusip 608912101
      G01881-05-IS (3/97)

MUNICIPAL OBLIGATIONS FUND
(A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST II)
(FORMERLY, MUNICIPAL MONEY MARKET FUND, A PORTFOLIO OF
LEHMAN BROTHERS INSTITUTIONAL FUNDS GROUP TRUST)
INSTITUTIONAL SERVICE SHARES (FORMERLY, CLASS B SHARES)

PROSPECTUS

The Institutional Service Shares (formerly, Class B Shares) of Municipal Obligations Fund (formerly, Municipal Money Market Fund) (the "Fund") offered by this prospectus represent interests in a portfolio of Money Market Obligations Trust II (formerly, Lehman Brothers Institutional Funds Group Trust) (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests in short-term municipal securities to provide current income exempt from federal regular income tax consistent with stability of principal.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated March 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated March 31, 1997

TABLE OF CONTENTS
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SUMMARY OF FUND EXPENSES                                                       1
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FINANCIAL HIGHLIGHTS--
  INSTITUTIONAL SERVICE SHARES                                                 2
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GENERAL INFORMATION                                                            3
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INVESTMENT INFORMATION                                                         3
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  Investment Objective                                                         3
  Investment Policies                                                          3
  Municipal Securities                                                         6
  Investment Risks                                                             6
  Investment Limitations                                                       7

FUND INFORMATION                                                               7
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  Management of the Fund                                                       7
  Distribution of Institutional Service
     Shares                                                                    8
  Administration of the Fund                                                   8

NET ASSET VALUE                                                                9
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HOW TO PURCHASE SHARES                                                        10
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HOW TO REDEEM SHARES                                                          11
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ACCOUNT AND SHARE INFORMATION                                                 12
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TAX INFORMATION                                                               13
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  Federal Income Tax                                                          13
  State and Local Taxes                                                       13

OTHER CLASSES OF SHARES                                                       13
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PERFORMANCE INFORMATION                                                       14
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LAST MEETING OF SHAREHOLDERS                                                  14
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FINANCIAL HIGHLIGHTS--INSTITUTIONAL


  SHARES                                                                      16


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FINANCIAL HIGHLIGHTS--INSTITUTIONAL


  CAPITAL SHARES                                                              17


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FINANCIAL STATEMENTS                                                          18
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REPORT OF ERNST & YOUNG LLP,

  INDEPENDENT AUDITORS                                                        37
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ADDRESSES                                                                     38
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SUMMARY OF FUND EXPENSES


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                          INSTITUTIONAL SERVICE SHARES
                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price).............................       None
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price).....................................................................       None
Contingent Deferred Sales Charge (as a percentage of original
  purchase price or redemption proceeds, as applicable)...................................................       None
Redemption Fee (as a percentage of amount redeemed, if applicable)........................................       None
Exchange Fee..............................................................................................       None

                                              ANNUAL OPERATING EXPENSES
                                       (As a percentage of average net assets)
Management Fee (after waiver) (1).........................................................................      0.07%
12b-1 Fee.................................................................................................       None
Total Other Expenses......................................................................................      0.36%
     Shareholder Services Fee..................................................................      0.25%
Total Operating Expenses (2)..............................................................................      0.43%


(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.20%.


(2) The total operating expenses in the table above are based on expenses expected during the fiscal year ending January 31, 1998. The total Institutional Service Shares operating expenses were 0.43% for fiscal year ended January 31, 1997 and would have been 0.64% absent the voluntary waivers of portions of the management fee, administrative fee, custodian fee and shareholder services fee.


     The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Service Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE                                                                        1 YEAR     3 YEARS    5 YEARS   10 YEARS
You would pay the following expenses on a $1,000 investment, assuming (1) 5%
annual return and (2) redemption at the end of each time period.............     $4         $14        $24        $54


     THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

MUNICIPAL OBLIGATIONS FUND
FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES
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(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


Reference is made to the Report of Ernst & Young LLP, Independent Auditors on page 37.

                                                                                                       YEAR ENDED
                                                                                                       JANUARY 31,
                                                                                                         1997(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                                                    $    1.00
---------------------------------------------------------------------------------------------------       -------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------
  Net investment income                                                                                      0.03
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LESS DISTRIBUTIONS
---------------------------------------------------------------------------------------------------
  Distributions from net investment income                                                                  (0.03)
---------------------------------------------------------------------------------------------------       -------
NET ASSET VALUE, END OF PERIOD                                                                          $    1.00
---------------------------------------------------------------------------------------------------       -------
TOTAL RETURN (B)                                                                                             3.31%
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RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------
  Expenses                                                                                                   0.43%
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  Net investment income                                                                                      3.08%
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  Expense waiver/reimbursement (c)                                                                           0.21%
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SUPPLEMENTAL DATA
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  Net assets, end of period (000 omitted)                                                               $    0.30
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 (a) Reflects operations for the period from February 1, 1996 (date of initial public offering) to January 31, 1997.


(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION
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The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 16, 1992. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees has established three classes of shares known as Institutional Shares, Institutional Service Shares and Institutional Capital Shares. This prospectus relates only to Institutional Service Shares of the Fund, which are designed primarily for financial institutions, financial intermediaries and institutional investors as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term money market securities. A minimum initial investment of $1,000,000 over a one-year period is required.

The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION
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INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide current income exempt from all federal regular income tax consistent with stability of principal. This investment objective may be changed by the Board of Trustees without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of municipal securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal regular income tax. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS. The Fund invests primarily in debt obligations issued by or on behalf of states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax ("Municipal Securities"). Examples of Municipal Securities include, but are not limited to:

       tax and revenue anticipation notes issued to finance working capital needs to anticipation of receiving taxes or other revenues;

       bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;

       municipal commercial paper and other short-term notes;

       variable rate demand notes;

       municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and

       participation, trust, and partnership interests in any of the foregoing obligations.

VARIABLE RATE DEMAND NOTES. Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

PARTICIPATION INTERESTS. The Fund may purchase interests in Municipal Securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Municipal Securities.

MUNICIPAL LEASES. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obligations may be subject to periodic appropriation. Municipal leases are subject to certain specific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT. Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price.

DEMAND FEATURES. The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

REPURCHASE AGREEMENTS. Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

REVERSE REPURCHASE AGREEMENTS. The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but does not ensure this result. However, liquid assets of the Fund, in a dollar amount sufficient to make payment for the securities to be purchased, are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies, but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid the Fund will limit their purchase, together with other illiquid securities, including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice to 10% of its net assets.

TEMPORARY INVESTMENTS. From time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in tax-exempt or taxable securities, all of comparable quality to the securities in which the Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other deposit institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements. Although the Fund is permitted to make taxable, temporary investments, there is no current intention to do so. MUNICIPAL SECURITIES

Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or contruct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Municipal Securities are "general obligations" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of Municipal Securities acceptable for purchase by the Fund could become limited.

The Fund may invest in Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these Municipal Securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial difficulties.

Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

INVESTMENT LIMITATIONS

The Fund may not:

       borrow money, except that the Fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) from banks, or subject to specific authorization by the SEC, from funds advised by the adviser or an affiliate of the adviser, and (ii) engage in reverse repurchase agreements; provided that (i) and (ii) in combination do not exceed one-third of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may not mortgage, pledge or hypothecate any assets except in connection with such borrowings and reverse repurchase agreements and then only in amounts not exceeding one-third of the value of the Fund's total assets at the time of such borrowing; or

       purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects (unless the Fund is in a temporary defensive position); provided that there is no limitation with respect to investments in U.S. government securities.

The above investment limitations cannot be changed without shareholder approval.

FUND INFORMATION
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MANAGEMENT OF THE FUND

BOARD OF TRUSTEES. The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER. Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

     ADVISORY FEES. The adviser receives an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

     ADVISER'S BACKGROUND. Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.


     Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across over 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.


Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF INSTITUTIONAL SERVICE SHARES

Federated Securities Corp. is the principal distributor for Institutional Service Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

ADMINISTRATION OF THE FUND

SHAREHOLDER SERVICES. The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS. In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATIVE SERVICES. Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:

   MAXIMUM FEE         AVERAGE AGGREGATE DAILY NET ASSETS
      .15%                  on the first $250 million
      .125%                 on the next $250 million
      .10%                  on the next $250 million
      .075%            on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE
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The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Service Shares from the value of Fund assets attributable to Institutional Service Shares, and dividing the remainder by the number of Institutional Service Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

The net asset value is determined at 12:00 noon, 3:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

HOW TO PURCHASE SHARES
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Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or by check. The Fund reserves the right to reject any purchase request.

To make a purchase, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken by telephone. The minimum initial investment is $1,000,000. However, an account may be opened with a smaller amount as long as the minimum is reached within one year of opening the account. Financial institutions may impose different minimum investment requirements on their customers.

PURCHASING SHARES BY WIRE. Shares may be purchased by Federal Reserve wire by calling the Fund before 3:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) that day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Municipal Obligations Fund--Institutional Service Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

PURCHASING SHARES BY CHECK. Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Municipal Obligations Fund--Institutional Service Shares. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.

INVEST-BY-PHONE. Once an account has been opened, a shareholder may use invest-by-phone for investments if an authorization form has been filed with Federated Shareholder Services Company, the transfer agent for shares of the Fund. Approximately two weeks after sending the form to Federated Shareholder Services Company, the shareholder may call Federated Shareholder Services Company to purchase shares. Federated Shareholder Services Company will send a request for monies to the shareholder's commercial bank, savings bank, or credit union ("bank") via the Automated Clearing House. The shareholder's bank, which must be an Automated Clearing House member, will then forward the monies to Federated Shareholder Services Company. The purchase is normally entered the next business day after the initial phone request. For further information and an application, call the Fund.

HOW TO REDEEM SHARES
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Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES BY TELEPHONE. Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 12:00 noon (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL. Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

ACCOUNT AND SHARE INFORMATION
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DIVIDENDS. Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS. The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.

CERTIFICATES AND CONFIRMATIONS. As transfer agent for the Fund, Federated Shareholder Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested by contacting the Fund or Federated Shareholder Services Company in writing. Monthly confirmations are sent to report all transactions as well as dividends paid during the month.

ACCOUNTS WITH LOW BALANCES. Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account, except accounts maintained by retirement plans, and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,000,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS. Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.


As of March 10, 1997, Peoples Bank, Bridgeport, organized in the state of Connecticut owned 99.97% of the voting securities of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.


TAX INFORMATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase, within the limits of its investment policies, all types of municipal bonds, including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares.

STATE AND LOCAL TAXES

In the opinion of Houston, Donnelly & Meck, counsel to the Trust, Fund shares may be subject to personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania to the extent that the portfolio securities in the Fund would be subject to such taxes if owned directly by residents of those jurisdictions.

Because interest received by the Fund may not be exempt from all state and local income taxes, shareholders may be required to pay state and local taxes on dividends received from the Fund. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

OTHER CLASSES OF SHARES
--------------------------------------------------------------------------------

The Fund also offers other classes. Institutional Shares are sold at net asset value primarily to entities holding shares in an agency or fiduciary capacity, financial institutions, financial intermediaries and institutional investors and are subject to a minimum initial investment of $1,000,000. Institutional Capital Shares are sold at net asset value primarily to financial institutions, financial intermediaries and institutional investors and are subject to a minimum initial investment of $1,000,000.

All classes are subject to certain of the same expenses.

Neither Institutional Shares nor Institutional Capital Shares are distributed with a 12b-1 Plan but both are subject to shareholder services fees. Currently, Institutional Shares are accruing no shareholder services fees.

Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, the Fund advertises its yield, effective yield and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.


LAST MEETING OF SHAREHOLDERS


--------------------------------------------------------------------------------



A Special Meeting of Municipal Money Market Fund, a portfolio of Lehman Brothers Institutional Funds Group Trust was held on November 13, 1996. On October 11, 1996, the record date for shareholders voting at the meeting, there were 186,801,093 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

                                                                                                                WITHHELD
AGENDA ITEM                                                       FOR            AGAINST        ABSTAIN     AUTHORITY TO VOTE
1. Approval of the Investment Advisory Agreement between
   Federated Management and the Trust with respect to the
   Fund                                                           96,738,939          -0-            -0-              -0-
2. Election of Trustees
John F. Donahue                                                   96,738,939          -0-            -0-              -0-
Thomas G. Bigley                                                  96,738,939          -0-            -0-              -0-
John T. Conroy, Jr.                                               96,738,939          -0-            -0-              -0-
William J. Copeland                                               96,738,939          -0-            -0-              -0-
J. Christopher Donahue                                            96,738,939          -0-            -0-              -0-
James E. Dowd                                                     96,738,939          -0-            -0-              -0-
Lawrence D. Ellis, M.D.                                           96,738,939          -0-            -0-              -0-
Edward L. Flaherty, Jr.                                           96,738,939          -0-            -0-              -0-
Peter E. Madden                                                   96,738,939          -0-            -0-              -0-
Gregor F. Meyer                                                   96,738,939          -0-            -0-              -0-
John E. Murray, Jr.                                               96,738,939          -0-            -0-              -0-
Wesley W. Posvar                                                  96,738,939          -0-            -0-              -0-
Marjorie P. Smuts                                                 96,738,939          -0-            -0-              -0-


MUNICIPAL OBLIGATIONS FUND
FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                               YEAR ENDED JANUARY 31,
                                                                       1997       1996       1995      1994(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                 $    1.00  $    1.00  $    1.00  $    1.00
-------------------------------------------------------------------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------
  Net investment income                                                   0.04       0.04       0.03       0.02
-------------------------------------------------------------------
LESS DISTRIBUTIONS
-------------------------------------------------------------------
  Distributions from net investment income                               (0.04)     (0.04)     (0.03)     (0.02)
-------------------------------------------------------------------
  Distributions from net realized gains                                     --      (0.00)**        --        --
-------------------------------------------------------------------  ---------  ---------  ---------  ---------
  Total Distributions                                                    (0.04)     (0.04)     (0.03)     (0.02)
-------------------------------------------------------------------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                                       $    1.00  $    1.00  $    1.00  $    1.00
-------------------------------------------------------------------  ---------  ---------  ---------  ---------
TOTAL RETURN (B)                                                          3.56%      4.03%      3.04%      2.46%
-------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------
  Expenses                                                                0.18%      0.18%      0.15%      0.13%*
-------------------------------------------------------------------
  Net investment income                                                   3.48%      3.95%      2.86%      2.53%*
-------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                        0.20%      0.12%      0.16%      0.38%*
-------------------------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------------------------
  Net assets, end of period (000 omitted)                             $159,561   $135,120    $93,595   $350,975
-------------------------------------------------------------------


  * Computed on an annualized basis.

 ** Amount represents less than $0.0001 per share.


 (a) Reflects operations for the period from February 8, 1993 (date of initial public investments) to January 31, 1994.


(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

MUNICIPAL OBLIGATIONS FUND
FINANCIAL HIGHLIGHTS--INSTITUTIONAL CAPITAL SHARES
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                       YEAR ENDED
                                                                                                       JANUARY 31,
                                                                                                         1997(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                                                    $    1.00
---------------------------------------------------------------------------------------------------       -------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------
  Net investment income                                                                                      0.03
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
---------------------------------------------------------------------------------------------------
  Distributions from net investment income                                                                  (0.03)
---------------------------------------------------------------------------------------------------       -------
NET ASSET VALUE, END OF PERIOD                                                                          $    1.00
---------------------------------------------------------------------------------------------------       -------
TOTAL RETURN (b)                                                                                             3.42%
---------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------
  Expenses                                                                                                   0.30%
---------------------------------------------------------------------------------------------------
  Net investment income                                                                                      2.90%
---------------------------------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                                           0.35%
---------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                               $    0.30
---------------------------------------------------------------------------------------------------



(a) Reflects operations for the period from February 1, 1996 (date of initial public offering) to January 31, 1997.


(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

MUNICIPAL OBLIGATIONS FUND
PORTFOLIO OF INVESTMENTS
JANUARY 31, 1997
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
(a) SHORT-TERM MUNICIPALS--101.2%
------------------------------------------------------------------------------------------------
               ARIZONA--0.8%
               ---------------------------------------------------------------------------------
$   1,350,000  Maricopa County, AZ Unified School District No. 11, (Series A), 4.40% TANs,
               7/31/1997                                                                          $    1,353,189
               ---------------------------------------------------------------------------------  --------------
               ARKANSAS--0.6%
               ---------------------------------------------------------------------------------
    1,000,000  Arkadelphia, AR, Industrial Development Revenue Bonds (Series 1996) Weekly VRDNs
               (Siplast, Inc.)/(Den Danske Bank A/S LOC)                                               1,000,000
               ---------------------------------------------------------------------------------  --------------
               CALIFORNIA--0.9%
               ---------------------------------------------------------------------------------
    1,500,000  San Bernardino County, CA, 4.50% TRANs (Landesbank
               Hessen-Thueringen, Frankfurt and Toronto-Dominion
               Bank LOCs), 6/30/1997                                                                   1,503,684
               ---------------------------------------------------------------------------------  --------------
               COLORADO--3.5%
               ---------------------------------------------------------------------------------
    3,375,000  (b)Colorado Municipal Securities Trust, Series 1996B Weekly VRDNs (Colorado
               Health Facilities Authority)/(MBIA Insurance Corporation INS)/(Norwest Bank
               Minnesota, Minneapolis LIQ)                                                             3,375,000
               ---------------------------------------------------------------------------------
    2,200,000  Colorado State General Fund, 4.50% TRANs, 6/27/1997                                     2,206,449
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   5,581,449
               ---------------------------------------------------------------------------------  --------------
               DISTRICT OF COLUMBIA--1.5%
               ---------------------------------------------------------------------------------
    2,400,000  District of Columbia Housing Finance Agency, Multi-Family Housing Revenue Bonds
               (1995 Series A) Weekly VRDNs (Tyler House)/(PNC Bank, N.A. LOC)                         2,400,000
               ---------------------------------------------------------------------------------  --------------
               FLORIDA--2.1%
               ---------------------------------------------------------------------------------
    2,400,000  Ocean Highway and Port Authority, Revenue Bonds (Series 1990) Weekly VRDNs (ABN
               AMRO Bank N.V., Amsterdam LOC)                                                          2,400,000
               ---------------------------------------------------------------------------------
    1,000,000  Orange County, FL HFA, (Series 1996B), 3.65% TOBs (Westdeutsche Landesbank
               Girozentrale INV), Mandatory Tender 4/1/1997                                            1,000,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   3,400,000
               ---------------------------------------------------------------------------------  --------------


MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
(a) SHORT-TERM MUNICIPALS--CONTINUED
------------------------------------------------------------------------------------------------
               GEORGIA--3.5%
               ---------------------------------------------------------------------------------
$   1,500,000  Bowdon, GA Development Authority Weekly VRDNs (Trintex Corporation)/(First Union
               National Bank, Charlotte, N.C. LOC)                                                $    1,500,000
               ---------------------------------------------------------------------------------
    3,000,000  Coweta County, GA IDA, (Series 1995) Weekly VRDNs (Lanelco L.L.C. Project)/(NBD
               Bank, Michigan LOC)                                                                     3,000,000
               ---------------------------------------------------------------------------------
    1,000,000  Franklin County, GA Industrial Building Authority, (Series 1995) Weekly VRDNs
               (Bosal Industries, Inc.)/(ABN AMRO Bank N.V., Amsterdam LOC)                            1,000,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   5,500,000
               ---------------------------------------------------------------------------------  --------------
               HAWAII--2.8%
               ---------------------------------------------------------------------------------
    4,500,000  Hawaii Secondary Market Services Corp., Student Loan Revenue Bonds (Senior 1995
               Series II) Weekly VRDNs (National Westminster Bank, PLC, London LOC)                    4,500,000
               ---------------------------------------------------------------------------------  --------------
               ILLINOIS--3.7%
               ---------------------------------------------------------------------------------
      300,000  Chicago O'Hare International Airport, Special Facility Revenue Bonds (Series
               1990) Weekly VRDNs (Compagnie Nationale Air France Project)/(Societe Generale,
               Paris LOC)                                                                                300,000
               ---------------------------------------------------------------------------------
    1,400,000  Illinois Development Finance Authority, (Series 1989) Weekly VRDNs (Addison 450
               Limited Partnership)/(American National Bank, Chicago LOC)                              1,400,000
               ---------------------------------------------------------------------------------
    1,900,000  Illinois Development Finance Authority, Industrial Development Revenue Bonds
               (Series 1996) Weekly VRDNs (Bimba Manufacturing Company)/(Harris Trust & Savings
               Bank, Chicago LOC)                                                                      1,900,000
               ---------------------------------------------------------------------------------
    1,000,000  Illinois Development Finance Authority, Sewerage Facility Revenue Bonds (Series
               1993) Weekly VRDNs (The NutraSweet Company)/ (Monsanto Co. GTD)                         1,000,000
               ---------------------------------------------------------------------------------
      700,000  Illinois Student Assistance Commission, (Series 1996A) Weekly VRDNs (Bank of
               America Illinois LOC)                                                                     700,000
               ---------------------------------------------------------------------------------
      600,000  Southwestern Illinois Development Authority, (Series 1991) Weekly VRDNs (Robinson
               Steel Co.)/(American National Bank, Chicago LOC)                                          600,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   5,900,000
               ---------------------------------------------------------------------------------  --------------


MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
(a) SHORT-TERM MUNICIPALS--CONTINUED
------------------------------------------------------------------------------------------------
               INDIANA--4.0%
               ---------------------------------------------------------------------------------
$     150,000  Indiana Economic Development Commission, Economic Development Revenue Bonds
               (Series 1988) Daily VRDNs (Mobel Inc.)/(Credit Commercial De France, Paris LOC)    $      150,000
               ---------------------------------------------------------------------------------
    1,200,000  Indiana Economic Development Commission, Economic Development Revenue Bonds
               (Series 1988) Daily VRDNs (Shadeland Avenue Associates)/(Credit Commercial De
               France, Paris LOC)                                                                      1,200,000
               ---------------------------------------------------------------------------------
    1,000,000  Indiana Secondary Market For Education Loans, Inc., Education Loan Revenue Bonds
               (Series 1988B) Weekly VRDNs (AMBAC INS)/ (Student Loan Marketing Association LIQ)       1,000,000
               ---------------------------------------------------------------------------------
    4,000,000  Tippecanoe County, IN Economic Development Revenue, (Series 1991) Weekly VRDNs
               (Consolidated Industries Inc.)/(Chemical Bank, New York LOC)                            4,000,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   6,350,000
               ---------------------------------------------------------------------------------  --------------
               KENTUCKY--8.6%
               ---------------------------------------------------------------------------------
    1,000,000  Graves County, KY, School Building Revenue Bonds (Series 1988) Weekly VRDNs
               (Seaboard Farms Project)/(Bank of New York, New York LOC)                               1,000,000
               ---------------------------------------------------------------------------------
    1,560,000  Jefferson County, KY, Industrial Building Revenue Refunding Bonds (Series 1987)
               Weekly VRDNs (National City Bank, Kentucky LOC)                                         1,560,000
               ---------------------------------------------------------------------------------
    5,000,000  Kentucky Pollution Abatement & Water Resource Finance Authority Daily VRDNs
               (Toyota Motor Credit Corp.)                                                             5,000,000
               ---------------------------------------------------------------------------------
    2,500,000  Louisville, KY, Airport Lease Revenue Bonds (Series 1989B) Weekly VRDNs (National
               City Bank, Kentucky LOC)                                                                2,500,000
               ---------------------------------------------------------------------------------
    3,600,000  Mayfield, KY, (Series 1989) Weekly VRDNs (Seaboard Farms Project)/(SunTrust Bank,
               Atlanta LOC)                                                                            3,600,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                  13,660,000
               ---------------------------------------------------------------------------------  --------------
               LOUISIANA--0.6%
               ---------------------------------------------------------------------------------
    1,000,000  Louisiana State Recovery District, Sales Tax Revenue Bonds, 3.90% Bonds (United
               States Treasury COL)/(FGIC INS), 7/1/1997                                               1,000,000
               ---------------------------------------------------------------------------------  --------------


MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
(a) SHORT-TERM MUNICIPALS--CONTINUED
------------------------------------------------------------------------------------------------
               MAINE--0.3%
               ---------------------------------------------------------------------------------
$     485,000  Lewiston, ME, (Series A), 6.00% Bonds (FSA INS), 3/1/1997                          $      485,954
               ---------------------------------------------------------------------------------  --------------
               MARYLAND--1.8%
               ---------------------------------------------------------------------------------
    1,400,000  Carroll County, MD, Variable Rate Economic Development Refunding Revenue Bonds
               (Series 1995B) Weekly VRDNs (Evapco, Inc. Project)/(Nationsbank of Maryland, N.A.
               LOC)                                                                                    1,400,000
               ---------------------------------------------------------------------------------
    1,400,000  Montgomery County, MD Weekly VRDNs (Information Systems and Networks
               Corporation)/(PNC Bank, N.A. LOC)                                                       1,400,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   2,800,000
               ---------------------------------------------------------------------------------  --------------
               MASSACHUSETTS--2.4%
               ---------------------------------------------------------------------------------
      670,000  Marblehead, MA, 4.25% Bonds, 2/1/1997                                                     670,000
               ---------------------------------------------------------------------------------
    1,100,000  New Bedford, MA, 4.50% RANs (Fleet National Bank, Providence, R.I. LOC),
               6/30/1997                                                                               1,102,373
               ---------------------------------------------------------------------------------
    1,000,000  Springfield, MA, 4.50% BANs (Fleet National Bank, Providence, R.I. LOC),
               6/27/1997                                                                               1,001,921
               ---------------------------------------------------------------------------------
    1,000,000  Springfield, MA, 4.60% BANs, 7/11/1997                                                  1,002,105
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   3,776,399
               ---------------------------------------------------------------------------------  --------------
               MINNESOTA--6.3%
               ---------------------------------------------------------------------------------
   10,000,000  Minnesota State Higher Education Coordinating Board, 1992
               (Series C) Weekly VRDNs (First Bank NA, Minneapolis LIQ)                               10,000,000
               ---------------------------------------------------------------------------------  --------------
               MISSISSIPPI--6.9%
               ---------------------------------------------------------------------------------
    1,168,000  Greenville, MS IDA Weekly VRDNs (Mebane Packaging Corp)/ (First Union National
               Bank, Charlotte, N.C. LOC)                                                              1,168,000
               ---------------------------------------------------------------------------------
    4,500,000  Mississippi Business Finance Corp., (Series 1995) Weekly VRDNs (Mississippi
               Baking Company L.L.C. Project)/(First National Bank of Maryland, Baltimore LOC)         4,500,000
               ---------------------------------------------------------------------------------
    5,400,000  Mississippi Business Finance Corp., Series 1995 Weekly VRDNs (Schuller
               International, Inc.)/(Bank of New York, New York LOC)                                   5,400,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                  11,068,000
               ---------------------------------------------------------------------------------  --------------


MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
(a) SHORT-TERM MUNICIPALS--CONTINUED
------------------------------------------------------------------------------------------------
               MISSOURI--3.1%
               ---------------------------------------------------------------------------------
$   3,000,000  Missouri Higher Education Loan Authority, (Series 1988A) Weekly VRDNs (National
               Westminster Bank, PLC, London LOC)                                                 $    3,000,000
               ---------------------------------------------------------------------------------
    1,900,000  Missouri State HEFA, (Series 1996D), 4.50% TRANs (Rockwood R-VI School District),
               9/8/1997                                                                                1,906,589
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   4,906,589
               ---------------------------------------------------------------------------------  --------------
               NEVADA--0.4%
               ---------------------------------------------------------------------------------
      700,000  Nevada State Department of Community & Industrial Development Weekly VRDNs
               (Kinplex Company Project)/(Credit Commercial De France, Paris LOC)                        700,000
               ---------------------------------------------------------------------------------  --------------
               NEW JERSEY--2.0%
               ---------------------------------------------------------------------------------
       20,000  New Jersey EDA, (Series A) Weekly VRDNs (325 Midland Avenue, LLC & Wearbest
               Sil-Tex, Ltd.)/(Bank of New York, New York LOC)                                            20,000
               ---------------------------------------------------------------------------------
       45,000  New Jersey EDA, (Series B) Weekly VRDNs (325 Midland Avenue, LLC & Wearbest
               Sil-Tex, Ltd.)/(Bank of New York, New York LOC)                                            45,000
               ---------------------------------------------------------------------------------
    3,090,000  (b)New Jersey Housing & Mortgage Financing Authority, (Series
               1989-D), 3.80% TOBs (MBIA Insurance Corporation INS)/(Citibank
               NA, New York LIQ), Optional Tender 4/1/1997                                             3,090,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   3,155,000
               ---------------------------------------------------------------------------------  --------------
               NEW MEXICO--1.2%
               ---------------------------------------------------------------------------------
    1,955,000  New Mexico Educational Asistance Foundation, (Series A), 6.05% Bonds (AMBAC INS),
               4/1/1997                                                                                1,961,283
               ---------------------------------------------------------------------------------  --------------
               NEW YORK--6.7%
               ---------------------------------------------------------------------------------
    1,547,250  Geneva, NY, 4.125% BANs, 1/15/1998                                                      1,553,284
               ---------------------------------------------------------------------------------
    2,134,000  Groton Central School District, NY, 4.125% BANs, 1/21/1998                              2,142,465
               ---------------------------------------------------------------------------------
    2,000,000  New York City, NY, (Series B), 4.50% RANs (Bank of Nova Scotia, Toronto, Canadian
               Imperial Bank of Commerce, Toronto and Commerzbank AG, Frankfurt LOCs), 6/30/1997       2,005,972
               ---------------------------------------------------------------------------------
    1,000,000  North Babylon Union Free School District, NY, 4.40% TANs,
               6/26/1997                                                                               1,001,499
               ---------------------------------------------------------------------------------
    1,000,000  Royalton-Hartland, NY CSD, 4.50% BANs, 8/15/1997                                        1,002,566
               ---------------------------------------------------------------------------------


MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
(a) SHORT-TERM MUNICIPALS--CONTINUED
------------------------------------------------------------------------------------------------
               NEW YORK--CONTINUED
               ---------------------------------------------------------------------------------
$   3,000,000  Sodus Central School District, NY, 4.00% BANs, 2/4/1998                            $    3,005,760
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                  10,711,546
               ---------------------------------------------------------------------------------  --------------
               NORTH CAROLINA--1.8%
               ---------------------------------------------------------------------------------
    2,800,000  Person County, NC Industrial Facilities & Pollution Control Financing Authority
               Daily VRDNs (Carolina Power & Light Co.)/ (Fuji Bank, Ltd., Tokyo LOC)                  2,800,000
               ---------------------------------------------------------------------------------  --------------
               NORTH DAKOTA--0.9%
               ---------------------------------------------------------------------------------
    1,500,000  North Dakota State HFA, (Series C), 3.45% Bonds (FGIC INV),
               4/3/1997                                                                                1,500,000
               ---------------------------------------------------------------------------------  --------------
               OHIO--4.4%
               ---------------------------------------------------------------------------------
    4,000,000  Brookville, OH, (Series 1988) Weekly VRDNs (Green Tokai)/(Bank of
               Tokyo-Mitsubishi Ltd. LOC)                                                              4,000,000
               ---------------------------------------------------------------------------------
    1,000,000  Cincinnati, OH Student Loan Funding Corp., (Series 1992C), 5.25% Bonds, 7/1/1997        1,004,575
               ---------------------------------------------------------------------------------
    2,030,000  Ohio HFA, (CR-18), (Series 1988A), 3.90% TOBs (GNMA COL)/ (Citibank NA, New York
               LIQ), Mandatory Tender 2/1/1997                                                         2,030,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   7,034,575
               ---------------------------------------------------------------------------------  --------------
               OREGON--1.8%
               ---------------------------------------------------------------------------------
    1,000,000  Oregon State Housing and Community Services Department,
               (Series G), 4.05% TOBs, Mandatory Tender 8/1/1997                                       1,000,000
               ---------------------------------------------------------------------------------
      805,000  Oregon State, Economic Devlopment Revenue Bonds (Series 1988C) Weekly VRDNs
               (Jepco Development Inc.)/(First Interstate Bank of Oregon NA LOC)                         805,000
               ---------------------------------------------------------------------------------
      990,000  Oregon State, Economic Devlopment Revenue Bonds (Series 1988B) Weekly VRDNs
               (Domaine Drouhin Oregon, Inc.)/(First Interstate Bank of Oregon NA LOC)                   990,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   2,795,000
               ---------------------------------------------------------------------------------  --------------


MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
(a) SHORT-TERM MUNICIPALS--CONTINUED
------------------------------------------------------------------------------------------------
               PENNSYLVANIA--7.0%
               ---------------------------------------------------------------------------------
$   3,000,000  Clinton County, PA IDA, Solid Waste Disposal Revenue Bonds (Series 1992A), 3.75%
               TOBs (International Paper Co.), Optional Tender 1/15/1998                          $    3,000,000
               ---------------------------------------------------------------------------------
    4,000,000  (b)Pennsylvania Housing Finance Authority, 3.85% TOBs (First National Bank of
               Chicago LIQ), Optional Tender 4/1/1997                                                  4,000,000
               ---------------------------------------------------------------------------------
      100,000  Pennsylvania State Higher Education Assistance Agency Weekly VRDNs (Fuji Bank,
               Ltd., Tokyo LOC)                                                                          100,000
               ---------------------------------------------------------------------------------
    2,000,000  Philadelphia, PA School District, 4.50% TRANs, 6/30/1997                                2,003,931
               ---------------------------------------------------------------------------------
    2,000,000  Philadelphia, PA, (Series A of 1996-1997), 4.50% TRANs, 6/30/1997                       2,004,314
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                  11,108,245
               ---------------------------------------------------------------------------------  --------------
               SOUTH CAROLINA--5.2%
               ---------------------------------------------------------------------------------
      700,000  South Carolina Job Development Authority, (Series 1987) Weekly VRDNs (Jewish
               Community Center)/(Bank of Tokyo-Mitsubishi Ltd. LOC)                                     700,000
               ---------------------------------------------------------------------------------
      400,000  South Carolina Job Development Authority, (Series 1988A) Weekly VRDNs (Kent
               Manufacturing Company)/(Credit Commercial De France, Paris LOC)                           400,000
               ---------------------------------------------------------------------------------
      400,000  South Carolina Job Development Authority, (Series 1988B) Weekly VRDNs (Seacord
               Corporation)/(Credit Commercial De France, Paris LOC)                                     400,000
               ---------------------------------------------------------------------------------
      550,000  South Carolina Job Development Authority, (Series 1990) Weekly VRDNs (NMFO
               Associates)/(Bank of Tokyo-Mitsubishi Ltd. LOC)                                           550,000
               ---------------------------------------------------------------------------------
    1,100,000  South Carolina Job Development Authority, (Series 1990) Weekly VRDNs (Old
               Claussen's Bakery)/(Bank of Tokyo-Mitsubishi Ltd. LOC)                                  1,100,000
               ---------------------------------------------------------------------------------
      650,000  South Carolina Job Development Authority, (Series 1990) Weekly VRDNs (Rice Street
               Association)/(Bank of Tokyo-Mitsubishi Ltd. LOC)                                          650,000
               ---------------------------------------------------------------------------------
    1,105,000  South Carolina Job Development Authority, (Series B) Weekly VRDNs (Osmose Wood
               Preserving)/(Credit Commercial De France, Paris LOC)                                    1,105,000
               ---------------------------------------------------------------------------------


MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
(a) SHORT-TERM MUNICIPALS--CONTINUED
------------------------------------------------------------------------------------------------
               SOUTH CAROLINA--CONTINUED
               ---------------------------------------------------------------------------------
$   3,410,000  York County, SC IDA, Industrial Development Revenue Bonds (Series1989) Weekly
               VRDNs (Sediver Inc)/(Banque Nationale de Paris LOC)                                $    3,410,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   8,315,000
               ---------------------------------------------------------------------------------  --------------
               TENNESSEE--2.8%
               ---------------------------------------------------------------------------------
    1,900,000  Collierville, TN IDB, Industrial Development Revenue Bonds (Series 1994) Weekly
               VRDNs (Ardco, Inc.)/(Harris Trust & Savings Bank, Chicago LOC)                          1,900,000
               ---------------------------------------------------------------------------------
      500,000  Metropolitan Nashville, TN Airport Authority, Passenger Facilities Revenue Bonds,
               4.80% Bonds (FGIC INS), 7/1/1997                                                          501,494
               ---------------------------------------------------------------------------------
    2,000,000  Oak Ridge, TN IDB, Solid Waste Facility Bonds (Series 1996) Weekly VRDNs (M4
               Environmental L.P. Project)/(SunTrust Bank, Atlanta LOC)                                2,000,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   4,401,494
               ---------------------------------------------------------------------------------  --------------
               TEXAS--6.5%
               ---------------------------------------------------------------------------------
    6,000,000  Brazos River Authority, TX, (Series 1996C) Daily VRDNs (Texas Utilities Electric
               Co.)/(AMBAC INS)/(Bank of New York, New York LIQ)                                       6,000,000
               ---------------------------------------------------------------------------------
      700,000  Capital Health Facilities Development Corp of Texas, Health Facilities
               Development Revenue Bonds (Series 1986) Weekly VRDNs (The Island on Lake Travis,
               Ltd.)/(Credit Suisse, Zurich LOC)                                                         700,000
               ---------------------------------------------------------------------------------
    3,700,000  Gulf Coast, TX IDA, Marine Terminal Revenue Bonds (Series 1993) Daily VRDNs
               (Amoco Corp.)                                                                           3,700,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                  10,400,000
               ---------------------------------------------------------------------------------  --------------
               UTAH--1.7%
               ---------------------------------------------------------------------------------
      400,000  Salt Lake City, UT, Subordinated Airport Revenue Bonds (Series 1994A) Weekly
               VRDNs (Credit Suisse, Zurich LOC)                                                         400,000
               ---------------------------------------------------------------------------------
      800,000  Utah State Board of Regents, Student Loan Revenue Bonds (Series 1993A) Weekly
               VRDNs (Student Loan Marketing Association LOC)                                            800,000
               ---------------------------------------------------------------------------------


MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
(a) SHORT-TERM MUNICIPALS--CONTINUED
------------------------------------------------------------------------------------------------
               UTAH--CONTINUED
               ---------------------------------------------------------------------------------
$   1,535,000  Utah State School District Financing Cooperative, 8.375% TOBs, Mandatory Tender
               2/15/1997                                                                          $    1,537,758
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   2,737,758
               ---------------------------------------------------------------------------------  --------------
               VIRGINIA--1.4%
               ---------------------------------------------------------------------------------
    1,000,000  Richmond, VA Redevelopment & Housing Authority, (Series B-9) Weekly VRDNs
               (Richmond, VA Red Tabacco Row)/(Bayerische Landesbank Girozentrale LOC)                 1,000,000
               ---------------------------------------------------------------------------------
    1,300,000  Virginia Peninsula Port Authority Daily VRDNs (Kinyo Virginia, Inc.)/(Industrial
               Bank of Japan Ltd., Tokyo LOC)                                                          1,300,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   2,300,000
               ---------------------------------------------------------------------------------  --------------
               WASHINGTON--0.7%
               ---------------------------------------------------------------------------------
    1,095,000  Washington State Housing Finance Commission, Single-Family Program Bonds (1996
               Series 1A-S), 3.80% TOBs, Mandatory Tender 6/2/1997                                     1,095,000
               ---------------------------------------------------------------------------------  --------------
               WEST VIRGINIA--0.7%
               ---------------------------------------------------------------------------------
    1,100,000  Fayette County, WV, Solid Waste Disposal Facility Revenue Bonds (Series 1995)
               Weekly VRDNs (Georgia-Pacific Corp.)/(Industrial Bank of Japan Ltd., Tokyo LOC)         1,100,000
               ---------------------------------------------------------------------------------  --------------
               WISCONSIN--1.3%
               ---------------------------------------------------------------------------------
    2,100,000  Sun Prairie, WI Area School District, 4.25% TRANs, 8/22/1997                            2,105,151
               ---------------------------------------------------------------------------------  --------------
               WYOMING--1.3%
               ---------------------------------------------------------------------------------
    2,000,000  Uinta County, WY, PCR Bonds (Series 1984), 3.80% TOBs (Chevron U.S.A.,
               Inc.)/(Chevron U.S.A., Inc. GTD), Optional Tender 6/15/1997                             2,000,000
               ---------------------------------------------------------------------------------  --------------
               TOTAL INVESTMENTS (AT AMORTIZED COST)(C)                                           $  161,405,316
               ---------------------------------------------------------------------------------  --------------


Securities that are subject to Alternative Minimum Tax represent 74.8% of the portfolio as calculated based upon total portfolio market value.

 (a) The Fund may only invest in securities rated in one of the two highest short-term rating categories by nationally recognized statistical rating organizations ("NRSROs") or unrated securities of comparable quality. A NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1 or

MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------
     SP-2 by Standard & Poor's Corporation, MIG-1, or MIG-2 by Moody's Investors Service, Inc., F-1+, F-1, ands F-2 by Fitch Investors Service, Inc. are all considered rated in one of the two highest short-term rating categories.

     Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. Securities rated in the second highest short-term rating category (and unrated securities of comparable quality) are identified as Second Tier securities. The Fund follows applicable regulations in determining whether a security is rated and whether a security rated by multiple NRSROs in different rating categories should be identified as a First or Second Tier security.

     At January 31, 1997, the portfolio securities were rated as follows:

     TIER RATING PERCENT BASED ON TOTAL MARKET VALUE (UNAUDITED)

FIRST TIER     SECOND TIER
     95.66%          4.34%



(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At January 31, 1997, the securities amounted to $10,465,000, which represents 6.6% of net assets.


(c) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
      ($159,561,778) at January 31, 1997.

The following acronyms are used throughout this portfolio:

AMBAC--American Municipal Bond Assurance Corporation
BANs--Bond Anticipation Notes
COL--Collateralized
CSD--Central School District
EDA--Economic Development Authority
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance
GNMA--Government National Mortgage Association
GTD--Guaranty
HEFA--Health and Education Facilities Authority
HFA--Housing Finance Authority
IDA--Industrial Development Authority
IDB--Industrial Development Bond
INS--Insured
INV--Investment Agreement
LIQ--Liquidity Agreement

MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------
LOCs--Letter(s) of Credit
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance
PCR--Pollution Control Revenue
PLC--Public Limited Company
RANs--Revenue Anticipation Notes
TANs--Tax Anticipation Notes
TOBs--Tender Option Bonds
TRANs--Tax and Revenue Anticipation Notes
VRDNs--Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)
MUNICIPAL OBLIGATIONS FUND
STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1997
--------------------------------------------------------------------------------

ASSETS:
-------------------------------------------------------------------------------------------------
Total investments in securities, at amortized cost and value                                       $  161,405,316
-------------------------------------------------------------------------------------------------
Cash                                                                                                    5,703,599
-------------------------------------------------------------------------------------------------
Income receivable                                                                                       1,288,612
-------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                             10,819,217
-------------------------------------------------------------------------------------------------  --------------
     Total assets                                                                                     179,216,744
-------------------------------------------------------------------------------------------------
LIABILITIES:
----------------------------------------------------------------------------------
Payable for investments purchased                                                   $   3,005,760
----------------------------------------------------------------------------------
Payable for shares redeemed                                                            16,245,879
----------------------------------------------------------------------------------
Income distribution payable                                                               380,348
----------------------------------------------------------------------------------
Accrued expenses                                                                           22,979
----------------------------------------------------------------------------------  -------------
     Total liabilities                                                                                 19,654,966
-------------------------------------------------------------------------------------------------  --------------
NET ASSETS for 159,537,449 shares outstanding                                                      $  159,561,778
-------------------------------------------------------------------------------------------------  --------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
-------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES:
-------------------------------------------------------------------------------------------------
$159,561,180 / 159,536,851 shares outstanding                                                               $1.00
-------------------------------------------------------------------------------------------------  --------------
INSTITUTIONAL SERVICE SHARES:
-------------------------------------------------------------------------------------------------
$299 / 299 shares outstanding                                                                               $1.00
-------------------------------------------------------------------------------------------------  --------------
INSTITUTIONAL CAPITAL SHARES:
-------------------------------------------------------------------------------------------------
$299 / 299 shares outstanding                                                                               $1.00
-------------------------------------------------------------------------------------------------  --------------


(See Notes which are an integral part of the Financial Statements)

MUNICIPAL OBLIGATIONS FUND
STATEMENT OF OPERATIONS
YEAR ENDED JANUARY 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
----------------------------------------------------------------------------------------------------
Interest                                                                                              $  6,645,653
----------------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------------
Investment advisory fee                                                                  $   363,536
---------------------------------------------------------------------------------------
Administrative personnel and services fee                                                    163,201
---------------------------------------------------------------------------------------
Custodian fees                                                                                63,131
---------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                      29,456
---------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                      2,870
---------------------------------------------------------------------------------------
Auditing fees                                                                                 12,505
---------------------------------------------------------------------------------------
Legal fees                                                                                     2,143
---------------------------------------------------------------------------------------
Portfolio accounting fees                                                                     17,899
---------------------------------------------------------------------------------------
Shareholder services fee--Institutional Capital Shares                                           420
---------------------------------------------------------------------------------------
Distribution Fee--Class C Shares                                                               4,020
---------------------------------------------------------------------------------------
Shareholder registration costs                                                                23,287
---------------------------------------------------------------------------------------
Printing and postage                                                                           1,272
---------------------------------------------------------------------------------------
Insurance premiums                                                                             3,093
---------------------------------------------------------------------------------------
Miscellaneous                                                                                 11,648
---------------------------------------------------------------------------------------  -----------
     Total expenses                                                                          698,481
---------------------------------------------------------------------------------------
Waivers--
--------------------------------------------------------------------------
  Waiver of investment advisory fee                                         $  (238,796)
--------------------------------------------------------------------------
  Waiver of administrative personnel and services fee                          (100,933)
--------------------------------------------------------------------------
  Waiver of custodian fee                                                       (26,250)
--------------------------------------------------------------------------
  Waiver of shareholder services fee--Institutional Capital Shares                 (252)
--------------------------------------------------------------------------  -----------
     Total waivers                                                                          (366,231)
---------------------------------------------------------------------------------------  -----------
          Net expenses                                                                                     332,250
----------------------------------------------------------------------------------------------------  ------------
               Net investment income                                                                     6,313,403
----------------------------------------------------------------------------------------------------  ------------
Net realized loss on investments                                                                           (32,313)
----------------------------------------------------------------------------------------------------  ------------
     Change in net assets resulting from operations                                                   $  6,281,090
----------------------------------------------------------------------------------------------------  ------------


(See Notes which are an integral part of the Financial Statements)

MUNICIPAL OBLIGATIONS FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                YEAR ENDED         YEAR ENDED
                                                                             JANUARY 31, 1997   JANUARY 31, 1996
INCREASE (DECREASE) IN NET ASSETS:
---------------------------------------------------------------------------
OPERATIONS--
---------------------------------------------------------------------------
Net investment income                                                         $     6,313,403    $     6,815,881
---------------------------------------------------------------------------
Net realized gain (loss) on investments                                               (32,313)            30,323
---------------------------------------------------------------------------  -----------------  -----------------
    Change in net assets resulting from operations                                  6,281,090          6,846,204
---------------------------------------------------------------------------  -----------------  -----------------
DISTRIBUTIONS TO SHAREHOLDERS--
---------------------------------------------------------------------------
Distributions from net investment income:
---------------------------------------------------------------------------
  Institutional Shares                                                             (6,272,384)        (6,749,439)
---------------------------------------------------------------------------
  Institutional Service Shares                                                             (4)         --
---------------------------------------------------------------------------
  Institutional Capital Shares                                                         (4,848)         --
---------------------------------------------------------------------------
  Class C Shares                                                                      (36,167)           (60,733)
---------------------------------------------------------------------------
Distributions from net realized gains:
---------------------------------------------------------------------------
  Institutional Shares                                                              --                    (5,653)
---------------------------------------------------------------------------
  Class C Shares                                                                    --                       (56)
---------------------------------------------------------------------------  -----------------  -----------------
    Change in net assets resulting from distributions to shareholders              (6,313,403)        (6,815,881)
---------------------------------------------------------------------------  -----------------  -----------------
CAPITAL CONTRIBUTION--                                                                 32,313          --
---------------------------------------------------------------------------  -----------------  -----------------
SHARE TRANSACTIONS--
---------------------------------------------------------------------------
Proceeds from sale of shares                                                    3,319,509,601      2,866,960,080
---------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of
distributions declared                                                              1,279,467          1,821,823
---------------------------------------------------------------------------
Cost of shares redeemed                                                        (3,298,316,597)    (2,825,318,501)
---------------------------------------------------------------------------  -----------------  -----------------
    Change in net assets resulting from share transactions                         22,472,471         43,463,402
---------------------------------------------------------------------------  -----------------  -----------------
         Change in net assets                                                      22,472,471         43,493,725
---------------------------------------------------------------------------
NET ASSETS:
---------------------------------------------------------------------------
Beginning of period                                                               137,089,307         93,595,582
---------------------------------------------------------------------------  -----------------  -----------------
End of period                                                                 $   159,561,778    $   137,089,307
---------------------------------------------------------------------------  -----------------  -----------------


(See Notes which are an integral part of the Financial Statements)

MUNICIPAL OBLIGATIONS FUND
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 1997
--------------------------------------------------------------------------------
(1) ORGANIZATION


Money Market Obligations Trust II (the "Trust"), (formerly, Lehman Brothers Institutional Funds Group Trust) is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of three portfolios. The financial statements included herein are only those of Municipal Obligations Fund (the "Fund"), (formerly, Municipal Money Market Fund). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide dividend income exempt from federal regular income tax consistent with stability of principal.



The Fund offers three classes of shares: Institutional Shares (formerly, Class A Shares), Institutional Service Shares (formerly, Class B Shares), and Institutional Capital Shares (formerly Class E Shares). As of November 15, 1996, the Fund's Class C Shares were no longer operational.


(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--The Fund's use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from

MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------
     registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.

     Additional information on each restricted security held at January 31, 1997 is as follows:

                           SECURITY                                ACQUISITION DATE      ACQUISITION COST
Colorado Municipal Securities Trust                                     11/19/96           $  3,375,000
New Jersey Housing & Mortgage Financing Authority                       10/02/96              3,090,000
Pennsylvania Housing Finance Authority                                  10/01/96              4,000,000


     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST


The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest ($0.001 par value). Transactions in shares were as follows:

                                                                                      YEAR ENDED JANUARY 31,
INSTITUTIONAL SHARES                                                                  1997              1996
------------------------------------------------------------------------------  ----------------  ----------------
Shares sold                                                                        3,310,319,398     2,859,696,960
------------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared                     1,275,572         1,821,819
------------------------------------------------------------------------------
Shares redeemed                                                                   (3,287,154,333)   (2,820,023,841)
------------------------------------------------------------------------------  ----------------  ----------------
  Net change resulting from Institutional Share transactions                          24,440,637        41,494,938
------------------------------------------------------------------------------  ----------------  ----------------


MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED JANUARY 31,
INSTITUTIONAL SERVICE SHARES                                                          1997              1996
------------------------------------------------------------------------------  ----------------  ----------------
Shares sold                                                                                  300         --
------------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared                             1         --
------------------------------------------------------------------------------
Shares redeemed                                                                             (102)        --
------------------------------------------------------------------------------  ----------------  ----------------
  Net change resulting from Institutional Service Share transactions                         199         --
------------------------------------------------------------------------------  ----------------  ----------------

                                                                                      YEAR ENDED JANUARY 31,
INSTITUTIONAL CAPITAL SHARES                                                          1997              1996
------------------------------------------------------------------------------  ----------------  ----------------
Shares sold                                                                            5,039,630         --
------------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared                         3,892         --
------------------------------------------------------------------------------
Shares redeemed                                                                       (5,043,323)        --
------------------------------------------------------------------------------  ----------------  ----------------
  Net change resulting from Institutional Capital Share transactions                         199         --
------------------------------------------------------------------------------  ----------------  ----------------

                                                                                      YEAR ENDED JANUARY 31,
CLASS C SHARES                                                                      1997(B)           1996(A)
------------------------------------------------------------------------------  ----------------  ----------------
Shares sold                                                                            4,150,273         7,263,120
------------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared                             2                 4
------------------------------------------------------------------------------
Shares redeemed                                                                       (6,118,839)       (5,294,660)
------------------------------------------------------------------------------  ----------------  ----------------
  Net change resulting from Class C Share transactions                                (1,968,564)        1,968,464
------------------------------------------------------------------------------  ----------------  ----------------
     Net change resulting from share transactions                                     22,472,471        43,463,402
------------------------------------------------------------------------------  ----------------  ----------------

(a) For the period from April 18, 1995 (date of initial public offering) to January 31, 1996.

(b) As of November 15, 1996, the Fund's Class C Shares were no longer operational.


(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES


INVESTMENT ADVISORY FEE--Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.20% of the Fund's


MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------

average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.



Federated Management became the Fund's investment adviser on November 15, 1996. Prior to November 15, 1996, Lehman Brothers Global Asset Management, Inc. (the "Former Adviser") served as the Fund's investment adviser.



For the period ended January 31, 1997, the advisers earned fees as follows:

                                                                                      AMOUNT OF      AMOUNT OF
                                     ADVISER                                         FEE EARNED      FEE WAIVED
Federated Management                                                                 $    76,352     $   76,352
----------------------------------------------------------------------------------  -------------  --------------
Lehman Brothers Global Asset Management                                              $   287,184     $  162,444
----------------------------------------------------------------------------------  -------------  --------------



CAPITAL CONTRIBUTION--The Former Adviser made a capital contribution to the fund on November 15, 1996, of an amount equal to the accumulated net realized loss on investments balance carried by the Fund.



This transaction resulted in a permanent book and tax difference. As such, the paid-in-capital and accumulated net realized gain/loss accounts have been adjusted accordingly. This adjustment did not affect net investment income, net realized gains/losses, or net assets.



ADMINISTRATIVE FEE--Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. FServ became the Fund's administrator on November 15, 1996. Prior to November 15, 1996, First Data Investors Services Group, Inc. ("FDISG") served as the Fund's administrator.


For the period ended January 31, 1997, the administrators earned fees as follows:

                                                                                      AMOUNT OF      AMOUNT OF
                                  ADMINISTRATOR                                      FEE EARNED      FEE WAIVED
FServ                                                                                $    19,609     $   --
----------------------------------------------------------------------------------  -------------  --------------
FDISG                                                                                $   143,592     $  100,933
----------------------------------------------------------------------------------  -------------  --------------



DISTRIBUTION SERVICES FEE--Pursuant to Rule 12b-1 under the Act, as amended, the Fund had adopted Distribution Agreements ("Service Agreements") with institutional investors such as banks, savings and loan associations and other financial institutions with respect to the Fund's former Class B, Class C and Class E Shares. All such Service Agreements were terminated effective


MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------

November 15, 1996. Prior to November 15, 1996, Lehman Brothers, Inc., acted as the Fund's distributor.



SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS") the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. There is no present intention of paying or accruing the Shareholder Services Fee for the Institutional Shares. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion. FSS became the Fund's shareholder servicing agent on November 15, 1996.



TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders. FSSC became the Fund's transfer and dividend disbursing agent on November 15, 1996. Prior to November 15, 1996, FDISG served as the Fund's transfer and dividend disbursing agent.


For the period ended January 31, 1997, the transfer and dividend disbursing agents earned fees as follows:

                                                                                      AMOUNT OF      AMOUNT OF
                      TRANSFER AND DIVIDEND DISBURSING AGENT                         FEE EARNED      FEE WAIVED
FSSC                                                                                  $   4,521      $   --
----------------------------------------------------------------------------------  -------------  --------------
FDISG                                                                                 $  24,935      $   --
----------------------------------------------------------------------------------  -------------  --------------


PORTFOLIO ACCOUNTING FEES--FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses. All portfolio accounting fees for the period ended January 31, 1997 were paid to FServ.

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


--------------------------------------------------------------------------------



To the Shareholders and Trustees of
MUNICIPAL OBLIGATIONS FUND:



We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Municipal Obligations Fund, formerly Municipal Money Market Fund (a portfolio of Money Market Obligations Trust II, formerly a Portfolio of Lehman Brothers Institutional Funds Group Trust) as of January 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Municipal Obligations Fund at January 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP


Pittsburgh, Pennsylvania
March 14, 1997


ADDRESSES
--------------------------------------------------------------------------------

Municipal Obligations Fund
          Institutional Service Shares             Federated Investors Tower
                                                   Pittsburgh, PA 15222-3779
--------------------------------------------------------------------------------

Distributor
          Federated Securities Corp.               Federated Investors Tower
                                                   Pittsburgh, PA 15222-3779
--------------------------------------------------------------------------------

Investment Adviser
          Federated Management                     Federated Investors Tower
                                                   Pittsburgh, PA 15222-3779
--------------------------------------------------------------------------------

Custodian
          State Street Bank and Trust Company      P.O. Box 8600
                                                   Boston, MA 02266-8600
--------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent
          Federated Shareholder Services Company   P.O. Box 8600
                                                   Boston, MA 02266-8600
--------------------------------------------------------------------------------

Independent Auditors
          Ernst & Young LLP                        One Oxford Centre
                                                   Pittsburgh, PA 15219
--------------------------------------------------------------------------------

                                        MUNICIPAL
                                        OBLIGATIONS FUND
                                        (FORMERLY, MUNICIPAL MONEY
                                        MARKET FUND)
                                        INSTITUTIONAL SERVICE SHARES
                                        (FORMERLY, CLASS B SHARES)

                                        PROSPECTUS

                                        A Portfolio of Money Market Obligations
                                        Trust II (formerly, Lehman Brothers
                                        Institutional Funds Group Trust), an
                                        Open-End Management Investment Company

                                        Prospectus dated March 31, 1997

[LOGO OF FEDERATED INVESTORS]

Federated Investors
Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.



[RECYCLED PAPER LOGO]


       Cusip 608912200
       G01881-06-SS (3/97)


MUNICIPAL OBLIGATIONS FUND
(A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST II)
(FORMERLY, MUNICIPAL MONEY MARKET FUND, A PORTFOLIO OF
LEHMAN BROTHERS INSTITUTIONAL FUNDS GROUP TRUST)
INSTITUTIONAL CAPITAL SHARES (FORMERLY, CLASS E SHARES)
PROSPECTUS

The Institutional Capital Shares (formerly, Class E Shares) of Municipal Obligations Fund (formerly, Municipal Money Market Fund) (the "Fund") offered by this prospectus represent interests in a portfolio of Money Market Obligations Trust II (formerly, Lehman Brothers Institutional Funds Group Trust) (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests in short-term municipal securities to provide current income exempt from federal regular income tax consistent with stability of principal.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated March 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated March 31, 1997

TABLE OF CONTENTS
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SUMMARY OF FUND EXPENSES                                                       1
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FINANCIAL HIGHLIGHTS--
  INSTITUTIONAL CAPITAL SHARES                                                 2
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GENERAL INFORMATION                                                            3
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INVESTMENT INFORMATION                                                         3
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  Investment Objective                                                         3
  Investment Policies                                                          3
  Municipal Securities                                                         6
  Investment Risks                                                             6
  Investment Limitations                                                       7

FUND INFORMATION                                                               7
------------------------------------------------------

  Management of the Fund                                                       7
  Distribution of Institutional Capital
     Shares                                                                    8
  Administration of the Fund                                                   8

NET ASSET VALUE                                                                9
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HOW TO PURCHASE SHARES                                                        10
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HOW TO REDEEM SHARES                                                          11
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ACCOUNT AND SHARE INFORMATION                                                 12
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TAX INFORMATION                                                               13
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  Federal Income Tax                                                          13
  State and Local Taxes                                                       13

OTHER CLASSES OF SHARES                                                       13
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PERFORMANCE INFORMATION                                                       14
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LAST MEETING OF SHAREHOLDERS                                                  14
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FINANCIAL HIGHLIGHTS--
  INSTITUTIONAL SHARES                                                        16

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FINANCIAL HIGHLIGHTS--
  INSTITUTIONAL SERVICE SHARES                                                17

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FINANCIAL STATEMENTS                                                          18
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REPORT OF ERNST & YOUNG LLP,
  INDEPENDENT AUDITORS                                                        37

------------------------------------------------------

ADDRESSES                                                                     38
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SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------
                          INSTITUTIONAL CAPITAL SHARES
                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price).............................       None
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price).....................................................................       None
Contingent Deferred Sales Charge (as a percentage of original
  purchase price or redemption proceeds, as applicable)...................................................       None
Redemption Fee (as a percentage of amount redeemed, if applicable)........................................       None
Exchange Fee..............................................................................................       None
                                              ANNUAL OPERATING EXPENSES
                                       (As a percentage of average net assets)
Management Fee (after waiver) (1).........................................................................       0.07%
12b-1 Fee.................................................................................................       None
Total Other Expenses......................................................................................       0.23%
     Shareholder Services Fee (after waiver) (2)...............................................      0.10%
Total Operating Expenses (3)..............................................................................       0.30%


(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.20%.

(2) The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholders services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.


(3) The total operating expenses in the table above are based on expenses expected during the fiscal year ending January 31, 1998. The total Institutional Capital Shares operating expenses were 0.30% for fiscal year ended January 31, 1997 and would have been 0.65% absent the voluntary waivers of portions of the management fee, administrative fee, custodian fee, and shareholder services fee.


     The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Capital Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE                                                                        1 YEAR     3 YEARS    5 YEARS   10 YEARS
You would pay the following expenses on a $1,000 investment, assuming (1) 5%
annual return and (2) redemption at the end of each time period.............     $3         $10        $17        $38


     THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

MUNICIPAL OBLIGATIONS FUND
FINANCIAL HIGHLIGHTS--INSTITUTIONAL CAPITAL SHARES
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


Reference is made to the Report of Ernst & Young LLP, Independent Auditors on page 37.

                                                                                                       YEAR ENDED
                                                                                                       JANUARY 31,
                                                                                                         1997(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                                                    $    1.00
---------------------------------------------------------------------------------------------------       -------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------
  Net investment income                                                                                      0.03
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
---------------------------------------------------------------------------------------------------
  Distributions from net investment income                                                                  (0.03)
---------------------------------------------------------------------------------------------------       -------
NET ASSET VALUE, END OF PERIOD                                                                          $    1.00
---------------------------------------------------------------------------------------------------       -------
TOTAL RETURN (B)                                                                                             3.42%
---------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------
  Expenses                                                                                                   0.30%
---------------------------------------------------------------------------------------------------
  Net investment income                                                                                      2.90%
---------------------------------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                                           0.35%
---------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                               $    0.30
---------------------------------------------------------------------------------------------------



(a) Reflects operations for the period from February 1, 1996 (date of initial public offering) to January 31, 1997.


(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION
--------------------------------------------------------------------------------

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 16, 1992. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees has established three classes of shares known as Institutional Shares, Institutional Service Shares and Institutional Capital Shares. This prospectus relates only to Institutional Capital Shares of the Fund, which are designed primarily for financial institutions, financial intermediaries and institutional investors as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term municipal securities. A minimum initial investment of $1,000,000 over a one-year period is required.

The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide current income exempt from all federal regular income tax consistent with stability of principal. This investment objective may be changed by the Board of Trustees without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of municipal securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. As a matter of investment policy, which cannot be changed without shareholder approval, at least 80% of the Fund's annual interest income will be exempt from federal regular income tax. (Federal regular income tax does not include the federal individual alternative minimum tax or the federal alternative minimum tax for corporations.) Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS. The Fund invests primarily in debt obligations issued by or on behalf of states, territories, and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax ("Municipal Securities"). Examples of Municipal Securities include, but are not limited to:

       tax and revenue anticipation notes issued to finance working capital needs to anticipation of receiving taxes or other revenues;

       bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;

       municipal commercial paper and other short-term notes;

       variable rate demand notes;

       municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases; and

       participation, trust, and partnership interests in any of the foregoing obligations.

VARIABLE RATE DEMAND NOTES. Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

PARTICIPATION INTERESTS. The Fund may purchase interests in Municipal Securities from financial institutions such as commercial and investment banks, savings associations, and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows the Fund to treat the income from the investment as exempt from federal income tax. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Municipal Securities.

MUNICIPAL LEASES. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Lease obligations may be subject to periodic appropriation. Municipal leases are subject to certain specific risks in the event of default or failure of appropriation.

CREDIT ENHANCEMENT. Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price.

DEMAND FEATURES. The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

REPURCHASE AGREEMENTS. Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

REVERSE REPURCHASE AGREEMENTS. The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but does not ensure this result. However, liquid assets of the Fund, in a dollar amount sufficient to make payment for the securities to be purchased, are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies, but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid the Fund will limit their purchase, together with other illiquid securities, including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice to 10% of its net assets.

TEMPORARY INVESTMENTS. From time to time, when the investment adviser determines that market conditions call for a temporary defensive posture, the Fund may invest in tax-exempt or taxable securities, all of comparable quality to the securities in which the Fund invests, such as: obligations issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; instruments issued by a U.S. branch of a domestic bank or other deposit institutions having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment; and repurchase agreements. Although the Fund is permitted to make taxable, temporary investments, there is no current intention to do so.

MUNICIPAL SECURITIES

Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Municipal Securities are "general obligations" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on and principal of revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of or charge against the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds.

INVESTMENT RISKS

Municipal Securities depend on a variety of factors, including: the general conditions of the short-term municipal note market and of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. The ability of the Fund to achieve its investment objective also depends on the continuing ability of the issuers of Municipal Securities and participation interests, or the credit enhancers of either, to meet their obligations for the payment of interest and principal when due. In addition, from time to time, the supply of Municipal Securities acceptable for purchase by the Fund could become limited.

The Fund may invest in Municipal Securities which are repayable out of revenue streams generated from economically related projects or facilities and/or whose issuers are located in the same state. Sizable investments in these Municipal Securities could involve an increased risk to the Fund should any of these related projects or facilities experience financial difficulties.

Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of states or municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

INVESTMENT LIMITATIONS

The Fund may not:

       borrow money, except that the Fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) from banks, or subject to specific authorization by the SEC, from funds advised by the adviser or an affiliate of the adviser, and (ii) engage in reverse repurchase agreements; provided that (i) and (ii) in combination do not exceed one-third of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may not mortgage, pledge or hypothecate any assets except in connection with such borrowings and reverse repurchase agreements and then only in amounts not exceeding one-third of the value of the Fund's total assets at the time of such borrowing; or

       purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects (unless the Fund is in a temporary defensive position); provided that there is no limitation with respect to investments in U.S. government securities.

The above investment limitations cannot be changed without shareholder approval.

FUND INFORMATION
--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES. The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER. Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

     ADVISORY FEES. The adviser receives an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

     ADVISER'S BACKGROUND. Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.


     Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across over 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.


Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

DISTRIBUTION OF INSTITUTIONAL CAPITAL SHARES

Federated Securities Corp. is the principal distributor for Institutional Capital Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

ADMINISTRATION OF THE FUND

SHAREHOLDER SERVICES. The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS. In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATIVE SERVICES. Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:

   MAXIMUM FEE         AVERAGE AGGREGATE DAILY NET ASSETS
      .15%                  on the first $250 million
      .125%                 on the next $250 million
      .10%                  on the next $250 million
      .075%            on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE
--------------------------------------------------------------------------------

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Capital Shares from the value of Fund assets attributable to Institutional Capital Shares, and dividing the remainder by the number of Institutional Capital Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

The net asset value is determined at 12:00 noon, 3:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or by check. The Fund reserves the right to reject any purchase request.

To make a purchase, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken by telephone. The minimum initial investment is $1,000,000. However, an account may be opened with a smaller amount as long as the minimum is reached within one year of opening the account. Financial institutions may impose different minimum investment requirements on their customers.

PURCHASING SHARES BY WIRE. Shares may be purchased by Federal Reserve wire by calling the Fund before 3:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) that day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Municipal Obligations Fund--Institutional Capital Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

PURCHASING SHARES BY CHECK. Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Municipal Obligations Fund--Institutional Capital Shares. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.

INVEST-BY-PHONE. Once an account has been opened, a shareholder may use invest-by-phone for investments if an authorization form has been filed with Federated Shareholder Services Company, the transfer agent for shares of the Fund. Approximately two weeks after sending the form to Federated Shareholder Services Company, the shareholder may call Federated Shareholder Services Company to purchase shares. Federated Shareholder Services Company will send a request for monies to the shareholder's commercial bank, savings bank, or credit union ("bank") via the Automated Clearing House. The shareholder's bank, which must be an Automated Clearing House member, will then forward the monies to Federated Shareholder Services Company. The purchase is normally entered the next business day after the initial phone request. For further information and an application, call the Fund.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES BY TELEPHONE. Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 12:00 noon. (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL. Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

ACCOUNT AND SHARE INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS. Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS. The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.

CERTIFICATES AND CONFIRMATIONS. As transfer agent for the Fund, Federated Shareholder Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested by contacting the Fund or Federated Shareholder Services Company in writing. Monthly confirmations are sent to report all transactions as well as dividends paid during the month.

ACCOUNTS WITH LOW BALANCES. Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account, except accounts maintained by retirement plans, and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,000,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS. Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.


As of March 10, 1997, Excel Industries, Elkhart, organized in the state of Indiana owned 81.24% of the voting securities of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.


TAX INFORMATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Shareholders are not required to pay the federal regular income tax on any dividends received from the Fund that represent net interest on tax-exempt municipal bonds. However, under the Tax Reform Act of 1986, dividends representing net interest earned on certain "private activity" bonds issued after August 7, 1986, may be included in calculating the federal individual alternative minimum tax or the federal alternative minimum tax for corporations. The Fund may purchase, within the limits of its investment policies, all types of municipal bonds, including private activity bonds.

The alternative minimum tax applies when it exceeds the regular tax for the taxable year. Alternative minimum taxable income is equal to the regular taxable income of the taxpayer increased by certain "tax preference" items not included in regular taxable income and reduced by only a portion of the deductions allowed in the calculation of the regular tax.

Dividends of the Fund representing net interest income earned on some temporary investments and any realized net short-term gains are taxed as ordinary income.

These tax consequences apply whether dividends are received in cash or as additional shares.

STATE AND LOCAL TAXES

In the opinion of Houston, Donnelly & Meck, counsel to the Trust, Fund shares may be subject to personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania to the extent that the portfolio securities in the Fund would be subject to such taxes if owned directly by residents of those jurisdictions.

Because interest received by the Fund may not be exempt from all state and local income taxes, shareholders may be required to pay state and local taxes on dividends received from the Fund. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

OTHER CLASSES OF SHARES
--------------------------------------------------------------------------------

The Fund also offers other classes. Institutional Shares are sold at net asset value primarily to entities holding shares in an agency or fiduciary capacity, financial institutions, financial intermediaries and institutional investors and are subject to a minimum initial investment of $1,000,000. Institutional Service Shares are sold at net asset value primarily to financial institutions, financial intermediaries and institutional investors and are subject to a minimum initial investment of $1,000,000.

All classes are subject to certain of the same expenses.

Neither Institutional Shares nor Institutional Service Shares are distributed with a 12b-1 Plan but both are subject to shareholder services fees. Currently, Institutional Shares are accruing no shareholder services fees.

Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, the Fund advertises its yield, effective yield and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.
From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.


LAST MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

A Special Meeting of Municipal Money Market Fund, a portfolio of Lehman Brothers Institutional Funds Group Trust was held on November 13, 1996. On October 11, 1996, the record date for shareholders voting at the meeting, there were 186,801,093 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:



                                                                                                                   WITHHELD
AGENDA ITEM                                                          FOR            AGAINST        ABSTAIN     AUTHORITY TO VOTE
1. Approval of the Investment Advisory Agreement between
   Federated Management and the Trust with respect to the
   Fund                                                           96,738,939          -0-            -0-              -0-
2. Election of Trustees
John F. Donahue                                                   96,738,939          -0-            -0-              -0-
Thomas G. Bigley                                                  96,738,939          -0-            -0-              -0-
John T. Conroy, Jr.                                               96,738,939          -0-            -0-              -0-
William J. Copeland                                               96,738,939          -0-            -0-              -0-
J. Christopher Donahue                                            96,738,939          -0-            -0-              -0-
James E. Dowd                                                     96,738,939          -0-            -0-              -0-
Lawrence D. Ellis, M.D.                                           96,738,939          -0-            -0-              -0-
Edward L. Flaherty, Jr.                                           96,738,939          -0-            -0-              -0-
Peter E. Madden                                                   96,738,939          -0-            -0-              -0-
Gregor F. Meyer                                                   96,738,939          -0-            -0-              -0-
John E. Murray, Jr.                                               96,738,939          -0-            -0-              -0-
Wesley W. Posvar                                                  96,738,939          -0-            -0-              -0-
Marjorie P. Smuts                                                 96,738,939          -0-            -0-              -0-


MUNICIPAL OBLIGATIONS FUND
FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                              YEAR ENDED JANUARY 31,
                                                                     1997       1996       1995       1994(A)
NET ASSET VALUE, BEGINNING OF PERIOD                               $    1.00  $    1.00  $    1.00   $    1.00
-----------------------------------------------------------------  ---------  ---------  ---------  -----------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------
  Net investment income                                                 0.04       0.04       0.03        0.02
-----------------------------------------------------------------
LESS DISTRIBUTIONS
-----------------------------------------------------------------
  Distributions from net investment income                             (0.04)     (0.04)     (0.03)      (0.02)
-----------------------------------------------------------------
  Distributions from net realized gains (loss)                            --      (0.00)**        --         --
-----------------------------------------------------------------  ---------  ---------  ---------  -----------
  Total Distributions                                                  (0.04)     (0.04)     (0.03)      (0.02)
-----------------------------------------------------------------  ---------  ---------  ---------  -----------
NET ASSET VALUE, END OF PERIOD                                     $    1.00  $    1.00  $    1.00   $    1.00
-----------------------------------------------------------------  ---------  ---------  ---------  -----------
TOTAL RETURN (B)                                                        3.56%      4.03%      3.04%       2.46%
-----------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------
  Expenses                                                              0.18%      0.18%      0.15%       0.13%*
-----------------------------------------------------------------
  Net investment income                                                 3.48%      3.95%      2.86%       2.53%*
-----------------------------------------------------------------
  Expense waiver/reimbursement (c)                                      0.20%      0.12%      0.16%       0.38%*
-----------------------------------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------------------------------
  Net assets, end of period (000 omitted)                           $159,561   $135,120    $93,595    $350,975
-----------------------------------------------------------------


  * Computed on an annualized basis.

 ** Amount represents less than $0.0001 per share.


 (a) Reflects operations for the period from February 8, 1993 (date of initial public investment) to January 31, 1994.


(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

MUNICIPAL OBLIGATIONS FUND
FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                       YEAR ENDED
                                                                                                       JANUARY 31,
                                                                                                         1997(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                                                    $    1.00
---------------------------------------------------------------------------------------------------       -------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------
  Net investment income                                                                                      0.03
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
---------------------------------------------------------------------------------------------------
  Distributions from net investment income                                                                  (0.03)
---------------------------------------------------------------------------------------------------       -------
NET ASSET VALUE, END OF PERIOD                                                                          $    1.00
---------------------------------------------------------------------------------------------------       -------
TOTAL RETURN (B)                                                                                             3.31%
---------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------
  Expenses                                                                                                   0.43%
---------------------------------------------------------------------------------------------------
  Net investment income                                                                                      3.08%
---------------------------------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                                           0.21%
---------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                               $    0.30
---------------------------------------------------------------------------------------------------



 (a) Reflects operations for the period from February 1, 1996 (date of initial public offering) to January 31, 1997.


(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

MUNICIPAL OBLIGATIONS FUND
PORTFOLIO OF INVESTMENTS
JANUARY 31, 1997
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
(A) SHORT-TERM MUNICIPALS--101.2%
------------------------------------------------------------------------------------------------
               ARIZONA--0.8%
               ---------------------------------------------------------------------------------
$   1,350,000  Maricopa County, AZ Unified School District No. 11, (Series A), 4.40% TANs,
               7/31/1997                                                                          $    1,353,189
               ---------------------------------------------------------------------------------  --------------
               ARKANSAS--0.6%
               ---------------------------------------------------------------------------------
    1,000,000  Arkadelphia, AR, Industrial Development Revenue Bonds (Series 1996) Weekly VRDNs
               (Siplast, Inc.)/(Den Danske Bank A/S LOC)                                               1,000,000
               ---------------------------------------------------------------------------------  --------------
               CALIFORNIA--0.9%
               ---------------------------------------------------------------------------------
    1,500,000  San Bernardino County, CA, 4.50% TRANs (Landesbank
               Hessen-Thueringen, Frankfurt and Toronto-Dominion
               Bank LOCs), 6/30/1997                                                                   1,503,684
               ---------------------------------------------------------------------------------  --------------
               COLORADO--3.5%
               ---------------------------------------------------------------------------------
    3,375,000  (b)Colorado Municipal Securities Trust, Series 1996B Weekly VRDNs (Colorado
               Health Facilities Authority)/(MBIA Insurance Corporation INS)/(Norwest Bank
               Minnesota, Minneapolis LIQ)                                                             3,375,000
               ---------------------------------------------------------------------------------
    2,200,000  Colorado State General Fund, 4.50% TRANs, 6/27/1997                                     2,206,449
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   5,581,449
               ---------------------------------------------------------------------------------  --------------
               DISTRICT OF COLUMBIA--1.5%
               ---------------------------------------------------------------------------------
    2,400,000  District of Columbia Housing Finance Agency, Multi-Family Housing Revenue Bonds
               (1995 Series A) Weekly VRDNs (Tyler House)/(PNC Bank, N.A. LOC)                         2,400,000
               ---------------------------------------------------------------------------------  --------------
               FLORIDA--2.1%
               ---------------------------------------------------------------------------------
    2,400,000  Ocean Highway and Port Authority, Revenue Bonds (Series 1990) Weekly VRDNs (ABN
               AMRO Bank N.V., Amsterdam LOC)                                                          2,400,000
               ---------------------------------------------------------------------------------
    1,000,000  Orange County, FL HFA, (Series 1996B), 3.65% TOBs (Westdeutsche Landesbank
               Girozentrale INV), Mandatory Tender 4/1/1997                                            1,000,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   3,400,000
               ---------------------------------------------------------------------------------  --------------


MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
(A) SHORT-TERM MUNICIPALS--CONTINUED
------------------------------------------------------------------------------------------------
               GEORGIA--3.5%
               ---------------------------------------------------------------------------------
$   1,500,000  Bowdon, GA Development Authority Weekly VRDNs (Trintex Corporation)/(First Union
               National Bank, Charlotte, N.C. LOC)                                                $    1,500,000
               ---------------------------------------------------------------------------------
    3,000,000  Coweta County, GA IDA, (Series 1995) Weekly VRDNs (Lanelco L.L.C. Project)/(NBD
               Bank, Michigan LOC)                                                                     3,000,000
               ---------------------------------------------------------------------------------
    1,000,000  Franklin County, GA Industrial Building Authority, (Series 1995) Weekly VRDNs
               (Bosal Industries, Inc.)/(ABN AMRO Bank N.V., Amsterdam LOC)                            1,000,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   5,500,000
               ---------------------------------------------------------------------------------  --------------
               HAWAII--2.8%
               ---------------------------------------------------------------------------------
    4,500,000  Hawaii Secondary Market Services Corp., Student Loan Revenue Bonds (Senior 1995
               Series II) Weekly VRDNs (National Westminster Bank, PLC, London LOC)                    4,500,000
               ---------------------------------------------------------------------------------  --------------
               ILLINOIS--3.7%
               ---------------------------------------------------------------------------------
      300,000  Chicago O'Hare International Airport, Special Facility Revenue Bonds (Series
               1990) Weekly VRDNs (Compagnie Nationale Air France Project)/(Societe Generale,
               Paris LOC)                                                                                300,000
               ---------------------------------------------------------------------------------
    1,400,000  Illinois Development Finance Authority, (Series 1989) Weekly VRDNs (Addison 450
               Limited Partnership)/(American National Bank, Chicago LOC)                              1,400,000
               ---------------------------------------------------------------------------------
    1,900,000  Illinois Development Finance Authority, Industrial Development Revenue Bonds
               (Series 1996) Weekly VRDNs (Bimba Manufacturing Company)/(Harris Trust & Savings
               Bank, Chicago LOC)                                                                      1,900,000
               ---------------------------------------------------------------------------------
    1,000,000  Illinois Development Finance Authority, Sewerage Facility Revenue Bonds (Series
               1993) Weekly VRDNs (The NutraSweet Company)/ (Monsanto Co. GTD)                         1,000,000
               ---------------------------------------------------------------------------------
      700,000  Illinois Student Assistance Commission, (Series 1996A) Weekly VRDNs (Bank of
               America Illinois LOC)                                                                     700,000
               ---------------------------------------------------------------------------------
      600,000  Southwestern Illinois Development Authority, (Series 1991) Weekly VRDNs (Robinson
               Steel Co.)/(American National Bank, Chicago LOC)                                          600,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   5,900,000
               ---------------------------------------------------------------------------------  --------------


MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
(A) SHORT-TERM MUNICIPALS--CONTINUED
------------------------------------------------------------------------------------------------
               INDIANA--4.0%
               ---------------------------------------------------------------------------------
$     150,000  Indiana Economic Development Commission, Economic Development Revenue Bonds
               (Series 1988) Daily VRDNs (Mobel Inc.)/(Credit Commercial De France, Paris LOC)    $      150,000
               ---------------------------------------------------------------------------------
    1,200,000  Indiana Economic Development Commission, Economic Development Revenue Bonds
               (Series 1988) Daily VRDNs (Shadeland Avenue Associates)/(Credit Commercial De
               France, Paris LOC)                                                                      1,200,000
               ---------------------------------------------------------------------------------
    1,000,000  Indiana Secondary Market For Education Loans, Inc., Education Loan Revenue Bonds
               (Series 1988B) Weekly VRDNs (AMBAC INS)/ (Student Loan Marketing Association LIQ)       1,000,000
               ---------------------------------------------------------------------------------
    4,000,000  Tippecanoe County, IN Economic Development Revenue, (Series 1991) Weekly VRDNs
               (Consolidated Industries Inc.)/(Chemical Bank, New York LOC)                            4,000,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   6,350,000
               ---------------------------------------------------------------------------------  --------------
               KENTUCKY--8.6%
               ---------------------------------------------------------------------------------
    1,000,000  Graves County, KY, School Building Revenue Bonds (Series 1988) Weekly VRDNs
               (Seaboard Farms Project)/(Bank of New York, New York LOC)                               1,000,000
               ---------------------------------------------------------------------------------
    1,560,000  Jefferson County, KY, Industrial Building Revenue Refunding Bonds (Series 1987)
               Weekly VRDNs (National City Bank, Kentucky LOC)                                         1,560,000
               ---------------------------------------------------------------------------------
    5,000,000  Kentucky Pollution Abatement & Water Resource Finance Authority Daily VRDNs
               (Toyota Motor Credit Corp.)                                                             5,000,000
               ---------------------------------------------------------------------------------
    2,500,000  Louisville, KY, Airport Lease Revenue Bonds (Series 1989B) Weekly VRDNs (National
               City Bank, Kentucky LOC)                                                                2,500,000
               ---------------------------------------------------------------------------------
    3,600,000  Mayfield, KY, (Series 1989) Weekly VRDNs (Seaboard Farms Project)/(SunTrust Bank,
               Atlanta LOC)                                                                            3,600,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                  13,660,000
               ---------------------------------------------------------------------------------  --------------
               LOUISIANA--0.6%
               ---------------------------------------------------------------------------------
    1,000,000  Louisiana State Recovery District, Sales Tax Revenue Bonds, 3.90% Bonds (United
               States Treasury COL)/(FGIC INS), 7/1/1997                                               1,000,000
               ---------------------------------------------------------------------------------  --------------


MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
(A) SHORT-TERM MUNICIPALS--CONTINUED
------------------------------------------------------------------------------------------------
               MAINE--0.3%
               ---------------------------------------------------------------------------------
$     485,000  Lewiston, ME, (Series A), 6.00% Bonds (FSA INS), 3/1/1997                          $      485,954
               ---------------------------------------------------------------------------------  --------------
               MARYLAND--1.8%
               ---------------------------------------------------------------------------------
    1,400,000  Carroll County, MD, Variable Rate Economic Development Refunding Revenue Bonds
               (Series 1995B) Weekly VRDNs (Evapco, Inc. Project)/(Nationsbank of Maryland, N.A.
               LOC)                                                                                    1,400,000
               ---------------------------------------------------------------------------------
    1,400,000  Montgomery County, MD Weekly VRDNs (Information Systems and Networks
               Corporation)/(PNC Bank, N.A. LOC)                                                       1,400,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   2,800,000
               ---------------------------------------------------------------------------------  --------------
               MASSACHUSETTS--2.4%
               ---------------------------------------------------------------------------------
      670,000  Marblehead, MA, 4.25% Bonds, 2/1/1997                                                     670,000
               ---------------------------------------------------------------------------------
    1,100,000  New Bedford, MA, 4.50% RANs (Fleet National Bank, Providence, R.I. LOC),
               6/30/1997                                                                               1,102,373
               ---------------------------------------------------------------------------------
    1,000,000  Springfield, MA, 4.50% BANs (Fleet National Bank, Providence, R.I. LOC),
               6/27/1997                                                                               1,001,921
               ---------------------------------------------------------------------------------
    1,000,000  Springfield, MA, 4.60% BANs, 7/11/1997                                                  1,002,105
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   3,776,399
               ---------------------------------------------------------------------------------  --------------
               MINNESOTA--6.3%
               ---------------------------------------------------------------------------------
   10,000,000  Minnesota State Higher Education Coordinating Board, 1992
               (Series C) Weekly VRDNs (First Bank NA, Minneapolis LIQ)                               10,000,000
               ---------------------------------------------------------------------------------  --------------
               MISSISSIPPI--6.9%
               ---------------------------------------------------------------------------------
    1,168,000  Greenville, MS IDA Weekly VRDNs (Mebane Packaging Corp)/ (First Union National
               Bank, Charlotte, N.C. LOC)                                                              1,168,000
               ---------------------------------------------------------------------------------
    4,500,000  Mississippi Business Finance Corp., (Series 1995) Weekly VRDNs (Mississippi
               Baking Company L.L.C. Project)/(First National Bank of Maryland, Baltimore LOC)         4,500,000
               ---------------------------------------------------------------------------------
    5,400,000  Mississippi Business Finance Corp., Series 1995 Weekly VRDNs (Schuller
               International, Inc.)/(Bank of New York, New York LOC)                                   5,400,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                  11,068,000
               ---------------------------------------------------------------------------------  --------------


MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
(A) SHORT-TERM MUNICIPALS--CONTINUED
------------------------------------------------------------------------------------------------
               MISSOURI--3.1%
               ---------------------------------------------------------------------------------
$   3,000,000  Missouri Higher Education Loan Authority, (Series 1988A) Weekly VRDNs (National
               Westminster Bank, PLC, London LOC)                                                 $    3,000,000
               ---------------------------------------------------------------------------------
    1,900,000  Missouri State HEFA, (Series 1996D), 4.50% TRANs (Rockwood R-VI School District),
               9/8/1997                                                                                1,906,589
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   4,906,589
               ---------------------------------------------------------------------------------  --------------
               NEVADA--0.4%
               ---------------------------------------------------------------------------------
      700,000  Nevada State Department of Community & Industrial Development Weekly VRDNs
               (Kinplex Company Project)/(Credit Commercial De France, Paris LOC)                        700,000
               ---------------------------------------------------------------------------------  --------------
               NEW JERSEY--2.0%
               ---------------------------------------------------------------------------------
       20,000  New Jersey EDA, (Series A) Weekly VRDNs (325 Midland Avenue, LLC & Wearbest
               Sil-Tex, Ltd.)/(Bank of New York, New York LOC)                                            20,000
               ---------------------------------------------------------------------------------
       45,000  New Jersey EDA, (Series B) Weekly VRDNs (325 Midland Avenue, LLC & Wearbest
               Sil-Tex, Ltd.)/(Bank of New York, New York LOC)                                            45,000
               ---------------------------------------------------------------------------------
    3,090,000  (b)New Jersey Housing & Mortgage Financing Authority, (Series
               1989-D), 3.80% TOBs (MBIA Insurance Corporation INS)/(Citibank
               NA, New York LIQ), Optional Tender 4/1/1997                                             3,090,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   3,155,000
               ---------------------------------------------------------------------------------  --------------
               NEW MEXICO--1.2%
               ---------------------------------------------------------------------------------
    1,955,000  New Mexico Educational Asistance Foundation, (Series A), 6.05% Bonds (AMBAC INS),
               4/1/1997                                                                                1,961,283
               ---------------------------------------------------------------------------------  --------------
               NEW YORK--6.7%
               ---------------------------------------------------------------------------------
    1,547,250  Geneva, NY, 4.125% BANs, 1/15/1998                                                      1,553,284
               ---------------------------------------------------------------------------------
    2,134,000  Groton Central School District, NY, 4.125% BANs, 1/21/1998                              2,142,465
               ---------------------------------------------------------------------------------
    2,000,000  New York City, NY, (Series B), 4.50% RANs (Bank of Nova Scotia, Toronto, Canadian
               Imperial Bank of Commerce, Toronto and Commerzbank AG, Frankfurt LOCs), 6/30/1997       2,005,972
               ---------------------------------------------------------------------------------
    1,000,000  North Babylon Union Free School District, NY, 4.40% TANs,
               6/26/1997                                                                               1,001,499
               ---------------------------------------------------------------------------------
    1,000,000  Royalton-Hartland, NY CSD, 4.50% BANs, 8/15/1997                                        1,002,566
               ---------------------------------------------------------------------------------


MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
(A) SHORT-TERM MUNICIPALS--CONTINUED
------------------------------------------------------------------------------------------------
               NEW YORK--CONTINUED
               ---------------------------------------------------------------------------------
$   3,000,000  Sodus Central School District, NY, 4.00% BANs, 2/4/1998                            $    3,005,760
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                  10,711,546
               ---------------------------------------------------------------------------------  --------------
               NORTH CAROLINA--1.8%
               ---------------------------------------------------------------------------------
    2,800,000  Person County, NC Industrial Facilities & Pollution Control Financing Authority
               Daily VRDNs (Carolina Power & Light Co.)/ (Fuji Bank, Ltd., Tokyo LOC)                  2,800,000
               ---------------------------------------------------------------------------------  --------------
               NORTH DAKOTA--0.9%
               ---------------------------------------------------------------------------------
    1,500,000  North Dakota State HFA, (Series C), 3.45% Bonds (FGIC INV),
               4/3/1997                                                                                1,500,000
               ---------------------------------------------------------------------------------  --------------
               OHIO--4.4%
               ---------------------------------------------------------------------------------
    4,000,000  Brookville, OH, (Series 1988) Weekly VRDNs (Green Tokai)/(Bank of
               Tokyo-Mitsubishi Ltd. LOC)                                                              4,000,000
               ---------------------------------------------------------------------------------
    1,000,000  Cincinnati, OH Student Loan Funding Corp., (Series 1992C), 5.25% Bonds, 7/1/1997        1,004,575
               ---------------------------------------------------------------------------------
    2,030,000  Ohio HFA, (CR-18), (Series 1988A), 3.90% TOBs (GNMA COL)/ (Citibank NA, New York
               LIQ), Mandatory Tender 2/1/1997                                                         2,030,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   7,034,575
               ---------------------------------------------------------------------------------  --------------
               OREGON--1.8%
               ---------------------------------------------------------------------------------
    1,000,000  Oregon State Housing and Community Services Department,
               (Series G), 4.05% TOBs, Mandatory Tender 8/1/1997                                       1,000,000
               ---------------------------------------------------------------------------------
      805,000  Oregon State, Economic Devlopment Revenue Bonds (Series 1988C) Weekly VRDNs
               (Jepco Development Inc.)/(First Interstate Bank of Oregon NA LOC)                         805,000
               ---------------------------------------------------------------------------------
      990,000  Oregon State, Economic Devlopment Revenue Bonds (Series 1988B) Weekly VRDNs
               (Domaine Drouhin Oregon, Inc.)/(First Interstate Bank of Oregon NA LOC)                   990,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   2,795,000
               ---------------------------------------------------------------------------------  --------------


MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
(A) SHORT-TERM MUNICIPALS--CONTINUED
------------------------------------------------------------------------------------------------
               PENNSYLVANIA--7.0%
               ---------------------------------------------------------------------------------
$   3,000,000  Clinton County, PA IDA, Solid Waste Disposal Revenue Bonds (Series 1992A), 3.75%
               TOBs (International Paper Co.), Optional Tender 1/15/1998                          $    3,000,000
               ---------------------------------------------------------------------------------
    4,000,000  (b)Pennsylvania Housing Finance Authority, 3.85% TOBs (First National Bank of
               Chicago LIQ), Optional Tender 4/1/1997                                                  4,000,000
               ---------------------------------------------------------------------------------
      100,000  Pennsylvania State Higher Education Assistance Agency Weekly VRDNs (Fuji Bank,
               Ltd., Tokyo LOC)                                                                          100,000
               ---------------------------------------------------------------------------------
    2,000,000  Philadelphia, PA School District, 4.50% TRANs, 6/30/1997                                2,003,931
               ---------------------------------------------------------------------------------
    2,000,000  Philadelphia, PA, (Series A of 1996-1997), 4.50% TRANs, 6/30/1997                       2,004,314
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                  11,108,245
               ---------------------------------------------------------------------------------  --------------
               SOUTH CAROLINA--5.2%
               ---------------------------------------------------------------------------------
      700,000  South Carolina Job Development Authority, (Series 1987) Weekly VRDNs (Jewish
               Community Center)/(Bank of Tokyo-Mitsubishi Ltd. LOC)                                     700,000
               ---------------------------------------------------------------------------------
      400,000  South Carolina Job Development Authority, (Series 1988A) Weekly VRDNs (Kent
               Manufacturing Company)/(Credit Commercial De France, Paris LOC)                           400,000
               ---------------------------------------------------------------------------------
      400,000  South Carolina Job Development Authority, (Series 1988B) Weekly VRDNs (Seacord
               Corporation)/(Credit Commercial De France, Paris LOC)                                     400,000
               ---------------------------------------------------------------------------------
      550,000  South Carolina Job Development Authority, (Series 1990) Weekly VRDNs (NMFO
               Associates)/(Bank of Tokyo-Mitsubishi Ltd. LOC)                                           550,000
               ---------------------------------------------------------------------------------
    1,100,000  South Carolina Job Development Authority, (Series 1990) Weekly VRDNs (Old
               Claussen's Bakery)/(Bank of Tokyo-Mitsubishi Ltd. LOC)                                  1,100,000
               ---------------------------------------------------------------------------------
      650,000  South Carolina Job Development Authority, (Series 1990) Weekly VRDNs (Rice Street
               Association)/(Bank of Tokyo-Mitsubishi Ltd. LOC)                                          650,000
               ---------------------------------------------------------------------------------
    1,105,000  South Carolina Job Development Authority, (Series B) Weekly VRDNs (Osmose Wood
               Preserving)/(Credit Commercial De France, Paris LOC)                                    1,105,000
               ---------------------------------------------------------------------------------


MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
(A) SHORT-TERM MUNICIPALS--CONTINUED
------------------------------------------------------------------------------------------------
               SOUTH CAROLINA--CONTINUED
               ---------------------------------------------------------------------------------
$   3,410,000  York County, SC IDA, Industrial Development Revenue Bonds (Series 1989) Weekly
               VRDNs (Sediver Inc)/(Banque Nationale de Paris LOC)                                $    3,410,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   8,315,000
               ---------------------------------------------------------------------------------  --------------
               TENNESSEE--2.8%
               ---------------------------------------------------------------------------------
    1,900,000  Collierville, TN IDB, Industrial Development Revenue Bonds (Series 1994) Weekly
               VRDNs (Ardco, Inc.)/(Harris Trust & Savings Bank, Chicago LOC)                          1,900,000
               ---------------------------------------------------------------------------------
      500,000  Metropolitan Nashville, TN Airport Authority, Passenger Facilities Revenue Bonds,
               4.80% Bonds (FGIC INS), 7/1/1997                                                          501,494
               ---------------------------------------------------------------------------------
    2,000,000  Oak Ridge, TN IDB, Solid Waste Facility Bonds (Series 1996) Weekly VRDNs (M4
               Environmental L.P. Project)/(SunTrust Bank, Atlanta LOC)                                2,000,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   4,401,494
               ---------------------------------------------------------------------------------  --------------
               TEXAS--6.5%
               ---------------------------------------------------------------------------------
    6,000,000  Brazos River Authority, TX, (Series 1996C) Daily VRDNs (Texas Utilities Electric
               Co.)/(AMBAC INS)/(Bank of New York, New York LIQ)                                       6,000,000
               ---------------------------------------------------------------------------------
      700,000  Capital Health Facilities Development Corp of Texas, Health Facilities
               Development Revenue Bonds (Series 1986) Weekly VRDNs (The Island on Lake Travis,
               Ltd.)/(Credit Suisse, Zurich LOC)                                                         700,000
               ---------------------------------------------------------------------------------
    3,700,000  Gulf Coast, TX IDA, Marine Terminal Revenue Bonds (Series 1993) Daily VRDNs
               (Amoco Corp.)                                                                           3,700,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                  10,400,000
               ---------------------------------------------------------------------------------  --------------
               UTAH--1.7%
               ---------------------------------------------------------------------------------
      400,000  Salt Lake City, UT, Subordinated Airport Revenue Bonds (Series 1994A) Weekly
               VRDNs (Credit Suisse, Zurich LOC)                                                         400,000
               ---------------------------------------------------------------------------------
      800,000  Utah State Board of Regents, Student Loan Revenue Bonds (Series 1993A) Weekly
               VRDNs (Student Loan Marketing Association LOC)                                            800,000
               ---------------------------------------------------------------------------------


MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
(A) SHORT-TERM MUNICIPALS--CONTINUED
------------------------------------------------------------------------------------------------
               UTAH--CONTINUED
               ---------------------------------------------------------------------------------
$   1,535,000  Utah State School District Financing Cooperative, 8.375% TOBs, Mandatory Tender
               2/15/1997                                                                          $    1,537,758
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   2,737,758
               ---------------------------------------------------------------------------------  --------------
               VIRGINIA--1.4%
               ---------------------------------------------------------------------------------
    1,000,000  Richmond, VA Redevelopment & Housing Authority, (Series B-9) Weekly VRDNs
               (Richmond, VA Red Tabacco Row)/(Bayerische Landesbank Girozentrale LOC)                 1,000,000
               ---------------------------------------------------------------------------------
    1,300,000  Virginia Peninsula Port Authority Daily VRDNs (Kinyo Virginia, Inc.)/(Industrial
               Bank of Japan Ltd., Tokyo LOC)                                                          1,300,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   2,300,000
               ---------------------------------------------------------------------------------  --------------
               WASHINGTON--0.7%
               ---------------------------------------------------------------------------------
    1,095,000  Washington State Housing Finance Commission, Single-Family Program Bonds (1996
               Series 1A-S), 3.80% TOBs, Mandatory Tender 6/2/1997                                     1,095,000
               ---------------------------------------------------------------------------------  --------------
               WEST VIRGINIA--0.7%
               ---------------------------------------------------------------------------------
    1,100,000  Fayette County, WV, Solid Waste Disposal Facility Revenue Bonds (Series 1995)
               Weekly VRDNs (Georgia-Pacific Corp.)/(Industrial Bank of Japan Ltd., Tokyo LOC)         1,100,000
               ---------------------------------------------------------------------------------  --------------
               WISCONSIN--1.3%
               ---------------------------------------------------------------------------------
    2,100,000  Sun Prairie, WI Area School District, 4.25% TRANs, 8/22/1997                            2,105,151
               ---------------------------------------------------------------------------------  --------------
               WYOMING--1.3%
               ---------------------------------------------------------------------------------
    2,000,000  Uinta County, WY, PCR Bonds (Series 1984), 3.80% TOBs (Chevron U.S.A.,
               Inc.)/(Chevron U.S.A., Inc. GTD), Optional Tender 6/15/1997                             2,000,000
               ---------------------------------------------------------------------------------  --------------
               TOTAL INVESTMENTS (AT AMORTIZED COST)(C)                                           $  161,405,316
               ---------------------------------------------------------------------------------  --------------


Securities that are subject to Alternative Minimum Tax represent 74.8% of the portfolio as calculated based upon total portfolio market value.

 (a) The Fund may only invest in securities rated in one of the two highest short-term rating categories by nationally recognized statistical rating organizations ("NRSROs") or unrated securities of comparable quality. A NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1 or SP-2 by Standard & Poor's Corporation, MIG-1, or MIG-2 by Moody's Investors Service, Inc., F-1+, F-1, ands F-2 by Fitch Investors Service, Inc. are all considered rated in one of the two highest short-term rating categories.

     Securities rated in the highest short-term rating category (and unrated securities of comparable quality) are identified as First Tier securities. Securities rated in the second highest short-term rating category (and unrated securities of comparable quality) are identified as Second Tier securities. The Fund follows applicable regulations in determining whether a security is rated and whether a security rated by multiple NRSROs in different rating categories should be identified as a First or Second Tier security.

     At January 31, 1997, the portfolio securities were rated as follows:

     TIER RATING PERCENT BASED ON TOTAL MARKET VALUE (UNAUDITED)

FIRST TIER     SECOND TIER
     95.66%          4.34%



(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At January 31, 1997, the securities amounted to $10,465,000, which represents 6.6% of net assets.


 (c) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
      ($159,561,778) at January 31, 1997.

The following acronyms are used throughout this portfolio:

AMBAC--American Municipal Bond Assurance Corporation
BANs--Bond Anticipation Notes
COL--Collateralized
CSD--Central School District
EDA--Economic Development Authority
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance
GNMA--Government National Mortgage Association
GTD--Guaranty
HEFA--Health and Education Facilities Authority
HFA--Housing Finance Authority
IDA--Industrial Development Authority
IDB--Industrial Development Bond
INS--Insured
INV--Investment Agreement
LIQ--Liquidity Agreement

MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------
LOCs--Letter(s) of Credit
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance
PCR--Pollution Control Revenue
PLC--Public Limited Company
RANs--Revenue Anticipation Notes
TANs--Tax Anticipation Notes
TOBs--Tender Option Bonds
TRANs--Tax and Revenue Anticipation Notes
VRDNs--Variable Rate Demand Notes

(See Notes which are an integral part of the Financial Statements)
MUNICIPAL OBLIGATIONS FUND
STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1997
--------------------------------------------------------------------------------

ASSETS:
-------------------------------------------------------------------------------------------------
Total investments in securities, at amortized cost and value                                       $  161,405,316
-------------------------------------------------------------------------------------------------
Cash                                                                                                    5,703,599
-------------------------------------------------------------------------------------------------
Income receivable                                                                                       1,288,612
-------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                             10,819,217
-------------------------------------------------------------------------------------------------  --------------
     Total assets                                                                                     179,216,744
-------------------------------------------------------------------------------------------------
LIABILITIES:
----------------------------------------------------------------------------------
Payable for investments purchased                                                   $   3,005,760
----------------------------------------------------------------------------------
Payable for shares redeemed                                                            16,245,879
----------------------------------------------------------------------------------
Income distribution payable                                                               380,348
----------------------------------------------------------------------------------
Accrued expenses                                                                           22,979
----------------------------------------------------------------------------------  -------------
     Total liabilities                                                                                 19,654,966
-------------------------------------------------------------------------------------------------  --------------
NET ASSETS for 159,537,449 shares outstanding                                                      $  159,561,778
-------------------------------------------------------------------------------------------------  --------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
-------------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES:
-------------------------------------------------------------------------------------------------
$159,561,180 / 159,536,851 shares outstanding                                                               $1.00
-------------------------------------------------------------------------------------------------  --------------
INSTITUTIONAL SERVICE SHARES:
-------------------------------------------------------------------------------------------------
$299 / 299 shares outstanding                                                                               $1.00
-------------------------------------------------------------------------------------------------  --------------
INSTITUTIONAL CAPITAL SHARES:
-------------------------------------------------------------------------------------------------
$299 / 299 shares outstanding                                                                               $1.00
-------------------------------------------------------------------------------------------------  --------------


(See Notes which are an integral part of the Financial Statements)

MUNICIPAL OBLIGATIONS FUND
STATEMENT OF OPERATIONS
YEAR ENDED JANUARY 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
----------------------------------------------------------------------------------------------------
Interest                                                                                              $  6,645,653
----------------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------------
Investment advisory fee                                                                  $   363,536
---------------------------------------------------------------------------------------
Administrative personnel and services fee                                                    163,201
---------------------------------------------------------------------------------------
Custodian fees                                                                                63,131
---------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                      29,456
---------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                      2,870
---------------------------------------------------------------------------------------
Auditing fees                                                                                 12,505
---------------------------------------------------------------------------------------
Legal fees                                                                                     2,143
---------------------------------------------------------------------------------------
Portfolio accounting fees                                                                     17,899
---------------------------------------------------------------------------------------
Shareholder services fee--Institutional Capital Shares                                           420
---------------------------------------------------------------------------------------
Distribution Fee--Class C Shares                                                               4,020
---------------------------------------------------------------------------------------
Shareholder registration costs                                                                23,287
---------------------------------------------------------------------------------------
Printing and postage                                                                           1,272
---------------------------------------------------------------------------------------
Insurance premiums                                                                             3,093
---------------------------------------------------------------------------------------
Miscellaneous                                                                                 11,648
---------------------------------------------------------------------------------------  -----------
     Total expenses                                                                          698,481
---------------------------------------------------------------------------------------
Waivers--
--------------------------------------------------------------------------
  Waiver of investment advisory fee                                         $  (238,796)
--------------------------------------------------------------------------
  Waiver of administrative personnel and services fee                          (100,933)
--------------------------------------------------------------------------
  Waiver of custodian fee                                                       (26,250)
--------------------------------------------------------------------------
  Waiver of shareholder services fee--Institutional Capital Shares                 (252)
--------------------------------------------------------------------------  -----------
     Total waivers                                                                          (366,231)
---------------------------------------------------------------------------------------  -----------
          Net expenses                                                                                     332,250
----------------------------------------------------------------------------------------------------  ------------
               Net investment income                                                                     6,313,403
----------------------------------------------------------------------------------------------------  ------------
Net realized loss on investments                                                                           (32,313)
----------------------------------------------------------------------------------------------------  ------------
     Change in net assets resulting from operations                                                   $  6,281,090
----------------------------------------------------------------------------------------------------  ------------


(See Notes which are an integral part of the Financial Statements)

MUNICIPAL OBLIGATIONS FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                YEAR ENDED         YEAR ENDED
                                                                             JANUARY 31, 1997   JANUARY 31, 1996
INCREASE (DECREASE) IN NET ASSETS:
---------------------------------------------------------------------------
OPERATIONS--
---------------------------------------------------------------------------
Net investment income                                                         $     6,313,403    $     6,815,881
---------------------------------------------------------------------------
Net realized gain (loss) on investments                                               (32,313)            30,323
---------------------------------------------------------------------------  -----------------  -----------------
    Change in net assets resulting from operations                                  6,281,090          6,846,204
---------------------------------------------------------------------------  -----------------  -----------------
DISTRIBUTIONS TO SHAREHOLDERS--
---------------------------------------------------------------------------
Distributions from net investment income:
---------------------------------------------------------------------------
  Institutional Shares                                                             (6,272,384)        (6,749,439)
---------------------------------------------------------------------------
  Institutional Service Shares                                                             (4)         --
---------------------------------------------------------------------------
  Institutional Capital Shares                                                         (4,848)         --
---------------------------------------------------------------------------
  Class C Shares                                                                      (36,167)           (60,733)
---------------------------------------------------------------------------
Distributions from net realized gains:
---------------------------------------------------------------------------
  Institutional Shares                                                              --                    (5,653)
---------------------------------------------------------------------------
  Class C Shares                                                                    --                       (56)
---------------------------------------------------------------------------  -----------------  -----------------
    Change in net assets resulting from distributions to shareholders              (6,313,403)        (6,815,881)
---------------------------------------------------------------------------  -----------------  -----------------
CAPITAL CONTRIBUTION--                                                                 32,313          --
---------------------------------------------------------------------------  -----------------  -----------------
SHARE TRANSACTIONS--
---------------------------------------------------------------------------
Proceeds from sale of shares                                                    3,319,509,601      2,866,960,080
---------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of
distributions declared                                                              1,279,467          1,821,823
---------------------------------------------------------------------------
Cost of shares redeemed                                                        (3,298,316,597)    (2,825,318,501)
---------------------------------------------------------------------------  -----------------  -----------------
    Change in net assets resulting from share transactions                         22,472,471         43,463,402
---------------------------------------------------------------------------  -----------------  -----------------
         Change in net assets                                                      22,472,471         43,493,725
---------------------------------------------------------------------------
NET ASSETS:
---------------------------------------------------------------------------
Beginning of period                                                               137,089,307         93,595,582
---------------------------------------------------------------------------  -----------------  -----------------
End of period                                                                 $   159,561,778    $   137,089,307
---------------------------------------------------------------------------  -----------------  -----------------


(See Notes which are an integral part of the Financial Statements)

MUNICIPAL OBLIGATIONS FUND
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 1997
--------------------------------------------------------------------------------
(1) ORGANIZATION


Money Market Obligations Trust II (the "Trust"), (formerly, Lehman Brothers Institutional Funds Group Trust) is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of three portfolios. The financial statements included herein are only those of Municipal Obligations Fund (the "Fund"), (formerly, Municipal Money Market Fund). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide dividend income exempt from federal regular income tax consistent with stability of principal.



The Fund offers three classes of shares: Institutional Shares (formerly, Class A Shares), Institutional Service Shares (formerly, Class B Shares), and Institutional Capital Shares (formerly Class E Shares). As of November 15, 1996, the fund's Class C Shares were no longer operational.


(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--The Fund's use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.


     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.


     RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.

     Additional information on each restricted security held at January 31, 1997 is as follows:

SECURITY                                                          ACQUISITION DATE      ACQUISITION COST
Colorado Municipal Securities Trust                                     11/19/96           $  3,375,000
New Jersey Housing & Mortgage Financing Authority                       10/02/96              3,090,000
Pennsylvania Housing Finance Authority                                  10/01/96              4,000,000


     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST


The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest ($0.001 par value). Transactions in shares were as follows:

                                                                                      YEAR ENDED JANUARY 31,
INSTITUTIONAL SHARES                                                                  1997              1996
------------------------------------------------------------------------------  ----------------  ----------------
Shares sold                                                                        3,310,319,398     2,859,696,960
------------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared                     1,275,572         1,821,819
------------------------------------------------------------------------------
Shares redeemed                                                                   (3,287,154,333)   (2,820,023,841)
------------------------------------------------------------------------------  ----------------  ----------------
  Net change resulting from Institutional Share transactions                          24,440,637        41,494,938
------------------------------------------------------------------------------  ----------------  ----------------


MUNICIPAL OBLIGATIONS FUND
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED JANUARY 31,
INSTITUTIONAL SERVICE SHARES                                                          1997              1996
------------------------------------------------------------------------------  ----------------  ----------------
Shares sold                                                                                  300         --
------------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared                             1         --
------------------------------------------------------------------------------
Shares redeemed                                                                             (102)        --
------------------------------------------------------------------------------  ----------------  ----------------
  Net change resulting from Institutional Service Share transactions                         199         --
------------------------------------------------------------------------------  ----------------  ----------------

                                                                                      YEAR ENDED JANUARY 31,
INSTITUTIONAL CAPITAL SHARES                                                          1997              1996
------------------------------------------------------------------------------  ----------------  ----------------
Shares sold                                                                            5,039,630         --
------------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared                         3,892         --
------------------------------------------------------------------------------
Shares redeemed                                                                       (5,043,323)        --
------------------------------------------------------------------------------  ----------------  ----------------
  Net change resulting from Institutional Capital Share transactions                         199         --
------------------------------------------------------------------------------  ----------------  ----------------

                                                                                      YEAR ENDED JANUARY 31,
CLASS C SHARES                                                                      1997(B)           1996(A)
------------------------------------------------------------------------------  ----------------  ----------------
Shares sold                                                                            4,150,273         7,263,120
------------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared                             2                 4
------------------------------------------------------------------------------
Shares redeemed                                                                       (6,118,839)       (5,294,660)
------------------------------------------------------------------------------  ----------------  ----------------
  Net change resulting from Class C Share transactions                                (1,968,564)        1,968,464
------------------------------------------------------------------------------  ----------------  ----------------
     Net change resulting from share transactions                                     22,472,471        43,463,402
------------------------------------------------------------------------------  ----------------  ----------------





(a) For the period from April 18, 1995 (date of initial public offering) to January 31, 1996.

(b) As of November 15, 1996, the Fund's Class C Shares were no longer operational.




(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES



INVESTMENT ADVISORY FEE--Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.




Federated Management became the Fund's investment adviser on November 15, 1996. Prior to November 15, 1996, Lehman Brothers Global Asset Management, Inc. (the "Former Adviser") served as the Fund's investment adviser.



For the period ended January 31, 1997, the advisers earned fees as follows:

                                                                                      AMOUNT OF      AMOUNT OF
                                     ADVISER                                         FEE EARNED      FEE WAIVED
Federated Management                                                                 $    76,352     $   76,352
----------------------------------------------------------------------------------  -------------  --------------
Lehman Brothers Global Asset Management                                              $   287,184     $  162,444
----------------------------------------------------------------------------------  -------------  --------------



CAPITAL CONTRIBUTION--The Former Adviser made a capital contribution to the fund on November 15, 1996, of an amount equal to the accumulated net realized loss on investments balance carried by the Fund.



This transaction resulted in a permanent book and tax difference. As such, the paid-in-capital and accumulated net realized gain/loss accounts have been adjusted accordingly. This adjustment did not affect net investment income, net realized gains/losses, or net assets.



ADMINISTRATIVE FEE--Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. FServ became the Fund's administrator on November 15, 1996. Prior to November 15, 1996, First Data Investors Services Group, Inc. ("FDISG") served as the Fund's administrator.


For the period ended January 31, 1997, the administrators earned fees as follows:

                                                                                      AMOUNT OF      AMOUNT OF
                                  ADMINISTRATOR                                      FEE EARNED      FEE WAIVED
FServ                                                                                $    19,609     $   --
----------------------------------------------------------------------------------  -------------  --------------
FDISG                                                                                $   143,592     $  100,933
----------------------------------------------------------------------------------  -------------  --------------



DISTRIBUTION SERVICES FEE--Pursuant to Rule 12b-1 under the Act, as amended, the Fund had adopted Distribution Agreements ("Service Agreements") with institutional investors such as banks, savings and loan associations and other financial institutions with respect to the Fund's former Class B, Class C and Class E Shares. All such Service Agreements were terminated effective
November 15, 1996. Prior to November 15, 1996, Lehman Brothers, Inc., acted as the Fund's distributor.



SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS") the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. There is no present intention of paying or accruing the Shareholder Services fee for the Institutional Shares. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion. FSS became the Fund's shareholder servicing agent on November 15, 1996.



TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders. FSSC became the Fund's transfer and dividend disbursing agent on November 15, 1996. Prior to November 15, 1996, FDISG served as the Fund's transfer and dividend disbursing agent.

For the period ended January 31, 1997, the transfer and dividend disbursing agents earned fees as follows:

                                                                                      AMOUNT OF      AMOUNT OF
                      TRANSFER AND DIVIDEND DISBURSING AGENT                         FEE EARNED      FEE WAIVED
FSSC                                                                                  $   4,521      $   --
----------------------------------------------------------------------------------  -------------  --------------
FDISG                                                                                 $  24,935      $   --
----------------------------------------------------------------------------------  -------------  --------------


PORTFOLIO ACCOUNTING FEES--FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses. All portfolio accounting fees for the period ended January 31, 1997 were paid to FServ.

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

To the Shareholders and Trustees of
MUNICIPAL OBLIGATIONS FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Municipal Obligations Fund, formerly Municipal Money Market Fund (a portfolio of Money Market Obligations Trust II, formerly a Portfolio of Lehman Brothers Institutional Funds Group Trust) as of January 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Municipal Obligations Fund at January 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP


Pittsburgh, Pennsylvania
March 14, 1997


ADDRESSES
--------------------------------------------------------------------------------

Municipal Obligations Fund
                    Institutional Capital Shares                                       Federated Investors Tower
                                                                                       Pittsburgh, PA 15222-3779
-----------------------------------------------------------------------------------------------------------------------

Distributor
                    Federated Securities Corp.                                         Federated Investors Tower
                                                                                       Pittsburgh, PA 15222-3779
-----------------------------------------------------------------------------------------------------------------------

Investment Adviser
                    Federated Management                                               Federated Investors Tower
                                                                                       Pittsburgh, PA 15222-3779
-----------------------------------------------------------------------------------------------------------------------

Custodian
                    State Street Bank and Trust Company                                P.O. Box 8600
                                                                                       Boston, MA 02266-8600
-----------------------------------------------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent
                    Federated Shareholder Services Company                             P.O. Box 8600
                                                                                       Boston, MA 02266-8600
-----------------------------------------------------------------------------------------------------------------------

Independent Auditors
                    Ernst & Young LLP                                                  One Oxford Centre
                                                                                       Pittsburgh, PA 15219
-----------------------------------------------------------------------------------------------------------------------

                               MUNICIPAL
                               OBLIGATIONS FUND
                               (FORMERLY, MUNICIPAL MONEY
                               MARKET FUND)
                               INSTITUTIONAL CAPITAL SHARES
                               (FORMERLY, CLASS E SHARES)

                               PROSPECTUS

                               Portfolio of Money Market Obligations
                               Trust II (formerly, Lehman Brothers Institutional Group Trust), an Open-End
                               Management
                               Investment Company

                               Prospectus dated March 31, 1997



  [LOGO]    FEDERATED INVESTORS
Since 1955

            Federated Investors Tower
            Pittsburgh, PA 15222-3779

            Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.

                                                          [LOGO]

           Cusip 608912309
           G01881-09 (3/97)

                          MUNICIPAL OBLIGATIONS FUND
              (A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST II) (FORMERLY, MUNICIPAL MONEY MARKET FUND, A PORTFOLIO OF LEHMAN BROTHERS
                       INSTITUTIONAL FUNDS GROUP TRUST)
               INSTITUTIONAL SHARES (FORMERLY, CLASS A SHARES)
           INSTITUTIONAL SERVICE SHARES (FORMERLY, CLASS B SHARES)
           INSTITUTIONAL CAPITAL SHARES (FORMERLY, CLASS E SHARES)
                     STATEMENT OF ADDITIONAL INFORMATION
   This Statement of Additional Information should be read with the prospectus(es) of Municipal Obligations Fund (formerly, Municipal Money Market Fund) (the ``Fund'), a portfolio of Money Market Obligations Trust II (formerly, Lehman Brothers Institutional Funds Group Trust) (the ``Trust') dated March 31, 1997. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.
   FEDERATED INVESTORS TOWER
   PITTSBURGH, PA 15222-3779
                        Statement dated March 31, 1997

FEDERATED INVESTORS
Federated Investors Tower
Pittsburgh, PA 15222-3779


Federated Securities Corp. is the distributor of the Funds and is a subsidiary of Federated Investors.
Cusip 608912101
Cusip 608912200
Cusip 608912309
G01881-12 (3/97)


FUND HISTORY                                   1

INVESTMENT POLICIES                            1

 Acceptable Investments                        1
 Participation Interests                       1
 Municipal Leases                              1
 Ratings                                       1
 When-Issued and Delayed Delivery Transactions 2
 Repurchase Agreements                         2
 Reverse Repurchase Agreements                 2
 Restricted and Illiquid Securities            2
 Credit Enhancement                            2
INVESTMENT LIMITATIONS                         2

 Regulatory Compliance                         4
MONEY MARKET OBLIGATIONS TRUST II MANAGEMENT   4

 Share Ownership                               8
 Trustee Compensation                          8
 Trustee Liability                            10
INVESTMENT ADVISORY SERVICES                  10

 Investment Adviser                           10
 Advisory Fees                                10
BROKERAGE TRANSACTIONS                        10

OTHER SERVICES                                11

 Fund Administration                          11
 Custodian and Portfolio Accountant           11
 Transfer Agent                               11


 Independent  Auditors                        11
DETERMINING NET ASSET VALUE                   11

 Shareholder Services                         12
REDEMPTION IN KIND                            12

MASSACHUSETTS PARTNERSHIP LAW                 12

THE FUND'S TAX STATUS                         12

PERFORMANCE INFORMATION                       13

 Yield                                        13
 Effective Yield                              13
 Tax-Equivalent Yield                         13
 Tax-Equivalency Table                        14
 Total Return                                 15
 Performance Comparisons                      15
 Economic and Market Information              15
ABOUT FEDERATED INVESTORS                     15

 Mutual Fund Market                           16
 Institutional Clients                        16
 Bank Marketing                               16
 Broker/Dealers and Bank Broker/Dealer
   Subsidiaries                               16
APPENDIX                                      17


FUND HISTORY

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 16, 1992. On November 15, 1996, the Board of Trustees (`Trustees'') changed the name of the Trust from `Lehman Brothers Institutional Funds Group Trust'' to ``Money Market Obligations Trust II''and the name of the Fund from ``Municipal Money Market Fund''to ``Municipal Obligations Fund.''
Shares of the Fund are offered in three classes, known as Institutional Shares, Institutional Service Shares and Institutional Capital Shares (individually and collectively referred to as `Shares,'' as the context may require). This Statement of Additional Information relates to the above-referenced Shares of the Fund.
INVESTMENT POLICIES

Unless indicated otherwise, the policies described below may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective. ACCEPTABLE INVESTMENTS
When determining whether a security presents minimal credit risks, the investment adviser will consider the creditworthiness of: the issuer of the security; the issuer of any demand feature applicable to the security; or any guarantor of either the security or any demand feature.
PARTICIPATION INTERESTS
The financial institutions from which the Fund purchases participation interests frequently provide or secure from another financial institution irrevocable letters of credit or guarantees and give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days). The municipal securities subject to the participation interests are not limited to the Fund's maximum maturity requirements so long as the participation interests include the right to demand payment from the issuers of those interests. By purchasing these participation interests, the Fund is buying a security meeting the maturity and quality requirements of the Fund and also is receiving the tax-free benefits of the underlying securities. MUNICIPAL LEASES
The Fund may purchase municipal securities in the form of participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. the participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.
In determining the liquidity of municipal lease securities, the investment adviser, under the authority delegated by the Trustees, will base its determination on the following factors: whether the lease can be terminated by the lessee; the potential recovery, if any, from a sale of the leased property upon termination of the lease; the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects); the likelihood that the lessee will discontinue appropriating funding for leased property because the property is no longer deemed essential to its operations (e.g., the potential for an


`event of non-appropriation''); and any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.
RATINGS
The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations (`NRSROs'') or be of comparable quality to securities having such ratings. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated SP-1+, SP-1, or SP-2 by Standard & Poor's Ratings Group (`S&P''), MIG-1 or MIG-2 by Moody's Investors Service, Inc. (`Moody's''), or F-1 +, F-1, or F-2 by Fitch Investors Service, Inc. (`Fitch'') are all considered rated in one of the two highest short-term rating categories. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in one of the two highest short-term rating categories; currently, such securities must be rated by two NRSROs in one of their two highest rating categories. See `Regulatory Compliance.''
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund in a dollar amount sufficient to make payment for the securities to be purchased are: segregated on the Fund`s records at the trade date; marked to market daily; and maintained until the transaction is settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.


REPURCHASE AGREEMENTS
The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.
REVERSE REPURCHASE AGREEMENTS
The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but does not ensure this result. However, liquid assets of the Fund, in a dollar amount sufficient to make payment for the securities to be purchased, are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled.
RESTRICTED AND ILLIQUID SECURITIES
The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933.
Section 4(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Fund's investment adviser, as liquid and not subject to the investment limitation applicable to illiquid securities.
CREDIT ENHANCEMENT
The Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the `credit enhancer''), rather than the issuer. Generally, the Fund will not treat credit-enhanced securities as being issued by the credit enhancer for diversification purposes. However, under certain circumstances applicable regulations may require the Fund to treat securities as having been issued by both the issuer and the credit enhancer.
INVESTMENT LIMITATIONS

DIVERSIFICATION OF INVESTMENTS
The Fund may not purchase securities of any one issuer if as a result more than 5% of the value of the Fund's assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation and provided that there is no limitation with respect to investments in U.S. government securities.
ISSUING SENIOR SECURITIES, BORROWING MONEY AND PLEDGING ASSETS
The Fund may not borrow money, except that the Fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) from banks or, subject to specific authorization by the SEC, from funds advised by the adviser or an affiliate of the adviser, and (ii) engage in reverse repurchase agreements; provided that (i) and (ii) in combination do not exceed one-third of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may not mortgage, pledge, or hypothecate its assets except in connection with such borrowings and reverse repurchase agreements and then only in amounts not exceeding one-third of the value of the Fund's total assets.
Additional investments will not be made when borrowings exceed 5% of the Fund's assets.
LENDING CASH OR SECURITIES
The Fund may not make loans, except that the Fund may (i) purchase or hold debt obligations in accordance with its investment objective and policies,
(ii) enter into repurchase agreements for securities, (iii) lend portfolio securities, and (iv) subject to specific authorization by the SEC, lend money to other funds advised by the adviser or an affiliate of the adviser. UNDERWRITING
The Fund may not act as an underwriter of securities, except insofar as the Fund may be deemed an underwriter under applicable securities laws in selling portfolio securities.


INVESTING IN REAL ESTATE
The Fund may not purchase or sell real estate or real estate limited partnerships, provided that the Fund may purchase securities of issuers which invest in real estate or interests therein.
INVESTING IN COMMODITIES AND MINERALS
The Fund may not purchase or sell commodities contracts, or invest in oil, gas or mineral exploration or development programs or in mineral leases. CONCENTRATION OF INVESTMENTS
The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects (unless the Fund is in a temporary defensive position); provided that there is no limitation with respect to investments in U.S. government securities.
The above limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
INVESTING IN ILLIQUID SECURITIES
The Fund will not invest more than 10% of the value of its net assets in illiquid securities including repurchase agreements providing for settlement in more than seven days after notice.
SELLING SHORT AND BUYING ON MARGIN
The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as are necessary for clearance of transactions.


INVESTING IN OPTIONS
The Fund will not invest in puts, calls, straddles, spreads, or any combination of them.
INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
The Fund will not acquire more than 3% of the total outstanding securities of other investment companies, except as part of a merger, consolidation, or other acquisition.
In addition, without approval of the holders of a majority of the Fund's outstanding shares, the Fund may not change its policy of investing at least 80% of its total assets (except during temporary defensive periods) in Municipal Securities.
REGULATORY COMPLIANCE
The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. For example, with limited exceptions, Rule 2a-7 prohibits the investment of more than 5% of the Fund's total assets in the securities of any one issuer, although the Fund's investment limitation only requires such 5% diversification with respect to 75% of its assets. The Fund will invest more than 5% of its assets in any one issuer only under the circumstances permitted by Rule 2a-7. The Fund will also determine the effective maturity of its investments , as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.
MONEY MARKET OBLIGATIONS TRUST II MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Money Market Obligations Trust II, and principal occupations.


John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924
Chairman and Trustee
Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, President and Trustee of the Trust.


Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA
Birthdate:  February 3, 1934
Trustee
Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director,


Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.





John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937
Trustee
President, Investment Properties Corporation; Senior Vice-President, John
R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate:  July 4, 1918
Trustee
Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.




J. Christopher Donahue *
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949
President and Trustee
President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.


James E. Dowd
571 Hayward Mill Road
Concord, MA
Birthdate:  May 18, 1922
Trustee
Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate:  October 11, 1932


Trustee
Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.





Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA
Birthdate:  June 18, 1924
Trustee
Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.


Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL
Birthdate:  March 16, 1942
Trustee


Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.


Gregor F. Meyer
Boca Grande Club
Boca Grande, FL
Birthdate:  October 6, 1926
Trustee
Attorney, Retired Member of Miller, Ament, Henny & Kochuba; Chairman, Meritcare, Inc.; Director, Eat'N Park Restaurants, Inc.; Director or Trustee of the Funds.


John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate:  December 20, 1932
Trustee
President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director or Trustee of the Funds.


Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925
Trustee


Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University, U.S. Space Foundation and Czech Management Center; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center; Director or Trustee of the Funds.





Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate:  June 21, 1935
Trustee
Public relations/Marketing/Conference Planning, Manchester Craftsmen's Guild; Restaurant Consultant, Frick Art & History Center; Conference Coordinator, University of Pittsburgh Art History Department; Director or Trustee of the Funds.


Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 22, 1930
Executive Vice President


Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 26, 1938
Executive Vice President , Secretary and Treasurer
Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.


Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 17, 1923
Vice President


Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.


     *This Trustee is deemed to be an ``interested person'' as defined in the Investment Company Act of 1940.
     @Member of the Executive Committee. The Executive Committee of the
      Board of Trustees handles the responsibilities of the Board between meetings of the Board.
As referred to in the list of Trustees and Officers, `Funds'' includes the following investment companies:
111 Corcoran Funds; Annuity Management Series; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc. ; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund;


Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities
Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Peachtree Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Starburst Funds; The Starburst Funds II; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; and World Investment Series, Inc.
SHARE OWNERSHIP
Officers and Trustees as a group own less than 1% of the Fund`s outstanding Shares.
As of March 10, 1997, the following shareholder(s) of record owned 5% or more of the outstanding Institutional Shares of the Municipal Obligations
Fund: River Oaks Trust Company, Houston, TX, owned approximately 46,423,491 shares (27.22%); Sinclair Oil Corp., Salt Lake City, UT, owned approximately 11,300,000 shares (6.63%); Deposit Guaranty National Bank, Jackson, MS, owned approximately 15,003,212 shares (8.80%); Bacou USA Inc., Smithfield, RI, owned approximately 20,894,916 shares (12.25%); and St. Mary Land & Exploration Co., Denver, CO, owned approximately 15,004,166 shares (8.80%).
As of March 10, 1997, the following shareholder(s) of record owned 5% or more of the outstanding Institutional Service Shares of the Municipal


Obligations Fund: Peoples Bank, Bridgeport, CT, owned approximately 1,184,000 shares (99.97%).
As of March 10, 1997, the following shareholder(s) of record owned 5% or more of the outstanding Institutional Capital Shares of the Municipal Obligations Fund: PNC Securities Corp., Pittsburgh, PA, owned approximately 2,770,000 shares (18.75%); and Excel Industries, Elkhart, IN, owned approximately 12,000,000 shares (81.24%).
TRUSTEE COMPENSATION
BOARD OF TRUSTEES - LEHMAN BROTHERS INSTITUTIONAL FUNDS GROUP TRUST

                  AGGREGATE
NAME ,          COMPENSATION
POSITION WITH       FROM                TOTAL COMPENSATION PAID
TRUST               TRUST               FROM FUND COMPLEX *


James A. Carbone,     $0           $0 for the Trust and
Co-Chairman and Trustee                 Fund Complex(2)
Andrew Gordon,        $0           $0 for the Trust and
Co-Chariman, Trustee and President      Fund Complex(2)
Charles Barber,       $25,000      $25,000 for the Trust and
Trustee                            Fund Complex(1)
Burt N. Dorsett,      $25,000      $52,500 for the Trust and
Trustee                            Fund Complex(2)
Edward J. Kaier,      $25,000      $25,000 for the Trust and
Trustee                            Fund Complex(1)
S. Donald Wiley,      $25,000      $25,000 for the Trust and
Trustee                            Fund Complex(1)


* Represents the total compensation paid to such persons by all investment companies (including the Trust) from which such person received compensation during the fiscal year ended January 31, 1997 that are considered part of the same `fund complex'' as the Trust because they have common or affiliated investment advisers. The parenthetical number represents the number of such investment companies, including the Trust.

BOARD OF TRUSTEES - MONEY MARKET OBLIGATIONS TRUST II

                  AGGREGATE
NAME ,          COMPENSATION
POSITION WITH       FROM                TOTAL COMPENSATION PAID
TRUST**            TRUST*#              FROM FUND COMPLEX +


John F. Donahue       $0           $0 for the Trust and
Chairman and Trustee               56 other investment companies in the
                                        Fund Complex
Thomas G. Bigley      $0           $108,725 for the Trust and
Trustee                            56 other investment companies in the
                                        Fund Complex
John T. Conroy, Jr.   $0           $119,615 for the Trust and
Trustee                            56 other investment companies in the
                                        Fund Complex
William J. Copeland   $0           $119,615 for the Trust and
Trustee                            56 other investment companies in the
                                        Fund Complex
J. Christopher Donahue$0           $0 for the Trust and


President and Trustee              18 other investment companies in the
                                        Fund Complex
James E. Dowd         $0           $119,615 for the Trust and
Trustee                            56 other investment companies in the
                                        Fund Complex
Lawrence D. Ellis, M.D.            $0   $108,725 for the Trust and
Trustee                            56 other investment companies in the
                                        Fund Complex
Edward L. Flaherty, Jr.            $0   $119,615 for the Trust and
Trustee                            56 other investment companies in the
                                        Fund Complex
Peter E. Madden       $0           $108,725 for the Trust and
Trustee                            56 other investment companies in the
                                        Fund Complex
Gregor F. Meyer       $0           $108,725 for the Trust and
Trustee                            56 other investment companies in the
                                        Fund Complex
John E. Murray, Jr.,  $0           $108,725 for the Trust and
Trustee                            56 other investment companies in the
                                        Fund Complex
Wesley W. Posvar      $0           $108,725 for the Trust and
Trustee                            56 other investment companies in the
                                        Fund Complex
Marjorie P. Smuts     $0           $108,725 for the Trust and
Trustee                            56 other investment companies in the
                                        Fund Complex


*  Information is furnished for the fiscal year ended January 31, 1997.


**New Board of Trustees as of November 15, 1996, per shareholder approval. # The aggregate compensation is provided for the Trust which is comprised of three portfolios.
+ The information is provided for the last calendar year.
TRUSTEE LIABILITY
The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISER
The Fund's investment adviser is Federated Management. It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue.
The adviser shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.
Prior to November 15, 1996, Lehman Brothers Global Asset Management, New York, NY, was the investment adviser for the Fund.
ADVISORY FEES
For its advisory services, Federated Management receives an annual investment advisory fee as described in the prospectus. Prior to November 15, 1996, Lehman Brothers Global Asset Management (the `former adviser''),


New York, NY served as the Fund's adviser. For the period from November 15, 1996, to January 31, 1997, Federated Management earned $76,352 of which $76,352 was waived. For the period from February 1, 1996, to November 14, 1996, and the fiscal years ended January 31, 1996, and 1995, the former adviser earned $287,184, $172,515, and $223,512, respectively, of which $162,444, $44,040, and $150,715, respectively, were waived.
BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal year(s) ended January 31, 1997, 1996, and 1995, the Fund paid no brokerage commissions.
Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund. OTHER SERVICES

FUND ADMINISTRATION
Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. FDISG (the `former administrator''), a subsidiary of First Data Corporation, Boston, MA, served as the Fund's administrator prior to November 15, 1996. For the period from November 15, 1996, to January 31, 1997, Federated Services Company earned $19,609 of which $0 was waived.
For the period from February 1, 1996, to November 14, 1996, and the fiscal years ended January 31, 1996, and 1995, the former administrator earned $143,592, $172,515 and $223,512, respectively. Waivers by the former administrator of administration fees and reimbursement of expenses to maintain the Fund's operating expense ratios at certain levels for the period from February 1, 1996, to November 14, 1996, and the fiscal years ended January 31, 1996, and 1995, amounted to $100,933, $127,184, and
$171,438, respectively.
CUSTODIAN AND PORTFOLIO ACCOUNTANT
State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses. Prior to November 15, 1996, Boston Safe, Boston, MA, a wholly-owned subsidiary of Mellon Bank Corporation, served as the custodian for the Fund.
TRANSFER AGENT
Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type and number of accounts and transactions made by shareholders. Prior to November 15, 1996, FDISG served as the Fund's transfer agent. INDEPENDENT AUDITORS
The independent auditors for the Fund are Ernst & Young LLP, Pittsburgh, PA. Prior to November 15, 1996, Ernst & Young LLP, Boston, MA, were the independent auditors for the Fund.
DETERMINING NET ASSET VALUE

The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio.


In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.
The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the `Rule'') promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.


SHAREHOLDER SERVICES
This arrangement permits the payment of fees to Federated Shareholder Services to cause services to be provided which are necessary for the maintenance of shareholder accounts and to encourage personal services to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include but are not limited to providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.
 By adopting the Shareholder Services Agreement, the Trustees expect that
the fund will benefit by:   (1) providing personal services to
shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and
(4) responding promptly to shareholders' requests and inquiries concerning their accounts.
For the period from November 15, 1996, to January 31, 1997, Federated Shareholder Services earned $420, of which $252 was waived.
Prior to November 15, 1996, the Fund entered into agreements with Service Organizations (Rule 12b-1 Plan) whose customers are the beneficial owners of what were formerly called Class B Shares and Class E Shares. For the period from February 1, 1996, to November 14, 1996, and for the fiscal years ended January 31, 1996, and January 31, 1995, the Fund did not pay any service fees.
REDEMPTION IN KIND

The Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that further payments should be in kind.


In such cases, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders who sell these securities could receive less than the redemption value and could incur certain transaction costs.
MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.
In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.
THE FUND'S TAX STATUS

To qualify for the special tax treatment afforded to regulated investment companies, the Fund must, among other requirements: derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities; derive less than 30% of its gross income from the sale of securities held less than three months; invest in securities within certain statutory limits; and distribute to its shareholders at least 90% of its net income earned during the year.


PERFORMANCE INFORMATION

Performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates; changes in expenses; and the relative amount of cash flow. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares of the Fund, the performance will be reduced for those shareholders paying those fees.
YIELD
The yield is calculated based upon the seven days ending on the day of the calculation, called the `base period.'' This yield is computed by: determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by 365/7.
For the seven-day period ended January 31, 1997, the yield for Institutional Shares was 3.50%.


For the seven-day period ended January 31, 1997, the yield for Institutional Service Shares was 3.25%.
For the seven-day period ended January 31, 1997, the yield for Institutional Capital Shares was 3.38%.
EFFECTIVE YIELD
The effective yield is calculated by compounding the unannualized base period return by: adding 1 to the base period return; raising the sum to the 365/7th power; and subtracting 1 from the result.
For the seven-day period ended January 31, 1997, the effective yield for Institutional Shares was 3.57%.
For the seven-day period ended January 31, 1997, the effective yield for Institutional Service Shares was 3.31%.
For the seven-day period ended January 31, 1997, the effective yield for Institutional Capital Shares was 3.44%.
TAX-EQUIVALENT YIELD
The tax-equivalent yield of the Fund is calculated similarly to the yield but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming 39.60% tax rate (the maximum effective federal rate for individuals) and assuming that the income is 100% tax exempt.
For the seven-day period ended January 31, 1997, the tax-equivalent yield for Institutional Shares was 5.79%.
For the seven-day period ended January 31, 1997, the tax-equivalent yield for Institutional Service Shares was 5.38%.
For the seven-day period ended January 31, 1997, the tax-equivalent yield for Institutional Capital Shares was 5.60%.




TAX-EQUIVALENCY TABLE
A tax-equivalency table may be used in advertising and sales literature. The interest earned by the municipal securities in the Fund's portfolio generally remains free from federal regular income tax,* and is often free from state and local taxes as well. As the table below indicates, a `tax-free''investment can be an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields.
                       TAXABLE YIELD EQUIVALENT FOR 1997
                              MULTISTATE MUNICIPAL FUNDS

    FEDERAL INCOME TAX BRACKET:
              15.00%  28.00%     31.00%      36.00%     39.60%



    JOINT        $1- $41,201-   $99,601-   $151,751-     OVER
    RETURN    41,200  99,600    151,750     271,050    $271,050

    SINGLE       $1- $24,651-   $59,751-   $124,651-     OVER
    RETURN    24,650  59,750    124,650     271,050    $271,050


Tax-Exempt
Yield                    Taxable Yield Equivalent


     1.00%     1.18%    1.39%     1.45%      1.56%       1.66%
     1.50%     1.76%    2.08%     2.17%      2.34%       2.48%


     2.00%     2.35%    2.78%     2.90%      3.13%       3.31%
     2.50%     2.94%    3.47%     3.62%      3.91%       4.14%
     3.00%     3.53%    4.17%     4.35%      4.69%       4.97%
     3.50%     4.12%    4.86%     5.07%      5.47%       5.79%
     4.00%     4.71%    5.56%     5.80%      6.25%       6.62%
     4.50%     5.29%    6.25%     6.52%      7.03%       7.45%
     5.00%     5.88%    6.94%     7.25%      7.81%       8.28%
     5.50%     6.47%    7.64%     7.97%      8.59%       9.11%
     6.00%     7.06%    8.33%     8.70%      9.38%       9.93%
     6.50%     7.65%    9.03%     9.42%     10.16%      10.76%
     7.00%     8.24%    9.72%    10.14%     10.94%      11.59%
     7.50%     8.82%   10.42%    10.87%     11.72%      12.42%
     8.00%     9.41%   11.11%    11.59%     12.50%      13.25%
    Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.
The chart above is for illustrative purposes only. It is not an indicator of past or future performance of the Fund.
*Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local taxes.
TOTAL RETURN
Average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.
For the one-year period ended January 31, 1997, and for the period from February 8, 1993 (date of initial public investment) through January 31, 1997, the average annual total returns were 3.56% and 3.28%, respectively, for Institutional Shares. For the period from February 1, 1996 (date of initial public offering) through January 31, 1997, the average annual total returns were 3.31% and 3.42%, respectively, for Institutional Service Shares and for Institutional Capital Shares.
PERFORMANCE COMPARISONS
Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
     oIBC/DONOGHUE'S MONEY FUND REPORT publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12-month-to-date investment results for the same money funds.
     o BANK RATE MONITOR(C) NATIONAL INDEX, Miami Beach, Florida, published weekly, is an average of the interest rates of personal money market deposit accounts at ten of the largest banks and thrifts in each of the five largest Standard Metropolitan
      Statistical Areas. If more than one rate is offered, the lowest rate is used. Account minimums and compounding methods may vary.


Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund`s returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.
ECONOMIC AND MARKET INFORMATION
Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by the Fund portfolio mangers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including growth of the industry, from sources such as the Investment Company Institute.
ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making-structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.
The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.


In the municipal sector, as of December 31, 1996, Federated Investors managed 12 bond funds with approximately $2.0 billion in assets and 21 money market funds with approximately $9.5 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities. The Funds may quote statistics from organizations including The Tax Foundation and the National Taxpayers Union regarding the tax obligations of Americans.
J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios. MUTUAL FUND MARKET
Thrity-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.*
Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:
INSTITUTIONAL CLIENTS
Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division.
BANK MARKETING
Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Mark R. Gensheimer, Executive Vice President, Bank Marketing & Sales. BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES
Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Division. *Source: Investment Company Institute


APPENDIX

STANDARD AND POOR'S RATINGS GROUP LONG-TERM DEBT RATINGS
AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree. A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major
PLUS (+) or MINUS (-)The rating of "AA" may be modified by the addition of a plus or minus sign to show relative standing within this rating category. MOODY'S INVESTORS SERVICE, INC. LONG-TERM DEBT RATINGS
AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
BAA--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. Con. (---) - Municipal Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience,
(c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.
Moody's applies numerical modifiers 1, 2 and 3 in generic classification of "Aa" in its corporate bond rating system. The modifier 1 indicates that the company ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the company ranks at the lower end of its generic rating category.
Those municipal bonds in the `Aa'' to ``B'' groups which Moody's believes possess the strongest investment attributes are designated by the symbols `Aa1,'' ``A1,'' `Baa1,'' ``Ba1,'' and `B1.''
FITCH INVESTORS SERVICE, INC. LONG-TERM DEBT RATINGS


AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA--Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.
A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
NR--NR indicates that Fitch does not rate the specific issue.
PLUS (+) OR MINUS (-): Plus or minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.
To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" or "C" may be modified by the addition of a plus


(+) or minus (-) sign to show relative standing within these major rating categories.
MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS
PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
   o Leading market positions in well established industries.
   o High rates of return on funds employed.
   o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
   o Broad margins in earning coverage of fixed financial charges and high internal cash generation.
   o Well established access to a range of financial markets and assured sources of alternate liquidity.
PRIME-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
STANDARD AND POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS
A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.


A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
FITCH INVESTORS SERVICE, INC. COMMERCIAL PAPER RATING DEFINITIONS FITCH-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. FITCH-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues. Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.
STANDARD AND POOR'S RATINGS GROUP MUNICIPAL NOTE RATINGS
A Standard & Poor's rating reflects the liquidity factors and market access risks unique to notes due in the three years or less. The following summarizes the two highest rating categories used by Standard & Poor's Corporation for municipal notes:
"SP-1"    - The issuers of these municipal notes exhibit strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay are given a plus (+) designation.
`SP-2''   - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
MOODY'S INVESTORS SERVICE, INC. MUNICIPAL NOTE RATINGS
Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as "VMIG." The following summarizes the two highest ratings used by Moody's Investors Service, Inc. for short-term notes:
"MIG-1"/"VMIG-1" - This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.




--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

PRIME CASH OBLIGATIONS FUND
(A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST II)
(FORMERLY, PRIME MONEY MARKET FUND, A PORTFOLIO OF
LEHMAN BROTHERS INSTITUTIONAL FUNDS GROUP TRUST)
INSTITUTIONAL SHARES (FORMERLY, CLASS A SHARES)
PROSPECTUS

The Institutional Shares (formerly, Class A Shares) of Prime Cash Obligations Fund (formerly, Prime Money Market Fund) (the "Fund") offered by this prospectus represent interests in a portfolio of Money Market Obligations Trust II


(formerly, Lehman Brothers Institutional Funds Group Trust) (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests in short-term money market securities to achieve current income consistent with stability of principal and liquidity.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated March 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated March 31, 1997

TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY OF FUND EXPENSES                                                       1
------------------------------------------------------

FINANCIAL HIGHLIGHTS--
  INSTITUTIONAL SHARES                                                         2
------------------------------------------------------

GENERAL INFORMATION                                                            3
------------------------------------------------------

INVESTMENT INFORMATION                                                         3
------------------------------------------------------
  Investment Objective                                                         3
  Investment Policies                                                          3
  Investment Risks                                                             6
  Investment Limitations                                                       6

FUND INFORMATION                                                               7


------------------------------------------------------
  Management of the Fund                                                       7

  Distribution of Institutional Shares                                         8

  Administration of the Fund                                                   8

NET ASSET VALUE                                                                9
------------------------------------------------------

HOW TO PURCHASE SHARES                                                         9
------------------------------------------------------

HOW TO REDEEM SHARES                                                          10
------------------------------------------------------
ACCOUNT AND SHARE INFORMATION                                                 11
------------------------------------------------------

TAX INFORMATION                                                               12
------------------------------------------------------
  Federal Income Tax                                                          12
  State and Local Taxes                                                       12

OTHER CLASSES OF SHARES                                                       12
------------------------------------------------------

PERFORMANCE INFORMATION                                                       13
------------------------------------------------------




LAST MEETING OF SHAREHOLDERS                                                  14

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FINANCIAL HIGHLIGHTS--
  INSTITUTIONAL SERVICE SHARES                                                15

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FINANCIAL HIGHLIGHTS--
  INSTITUTIONAL CAPITAL SHARES                                                16

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FINANCIAL STATEMENTS                                                          17

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REPORT OF ERNST & YOUNG LLP,
  INDEPENDENT AUDITORS                                                        31

------------------------------------------------------




ADDRESSES                                                                     32

------------------------------------------------------


SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

                              INSTITUTIONAL SHARES
                        SHAREHOLDER TRANSACTION EXPENSES


Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)........     None
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)................................................     None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
  redemption proceeds, as applicable)................................................     None
Redemption Fee (as a percentage of amount redeemed, if applicable)...................     None
Exchange Fee.........................................................................     None
ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)
Management Fee (after waiver)(1).....................................................    0.06%
12b-1 Fee............................................................................     None
Total Other Expenses.................................................................    0.12%
  Shareholder Services Fee(2)................................................   0.00%
Total Operating Expenses(3)..........................................................    0.18%




(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.20%.

(2) Institutional Shares has no present intention of paying or accruing the shareholder services fee during the fiscal year ending January 31, 1998. If Institutional Shares were paying or accruing the shareholder services fee, Institutional Shares would be able to pay up to 0.25% of its average daily net assets for the shareholder services fee. See "Fund Information."


(3) The total operating expenses in the table above are based on expenses expected during the fiscal year ending January 31, 1998. The total Institutional Shares operating expenses were 0.18% for fiscal year ended January 31, 1997 and would have been 0.32% absent the voluntary waivers of portions of the management fee, administrative fee, and custodian fee.


  THE PURPOSE OF THIS TABLE IS TO ASSIST AN INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT A SHAREHOLDER OF INSTITUTIONAL SHARES OF THE FUND WILL BEAR, EITHER DIRECTLY OR INDIRECTLY. FOR MORE COMPLETE DESCRIPTIONS OF THE VARIOUS COSTS AND EXPENSES, SEE "FUND INFORMATION." WIRE-TRANSFERRED REDEMPTIONS OF LESS THAN $5,000 MAY BE SUBJECT TO ADDITIONAL FEES.


                        EXAMPLE                            1 year    3 years    5 years    10 years
--------------------------------------------------------   ------    -------    -------    --------
You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period.............     $2        $ 6        $10        $ 23




  THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



PRIME CASH OBLIGATIONS FUND


FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



Reference is made to the Report of Ernst & Young LLP, Independent Auditors on page 31.


                                                              YEAR ENDED JANUARY 31,
                                                    -------------------------------------------
                                                     1997        1996        1995       1994(a)
                                                    ------      ------      ------      -------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 1.00      $ 1.00      $ 1.00      $ 1.00
-----------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------
  Net investment income                               0.05        0.06        0.04        0.03
-----------------------------------------------
LESS DISTRIBUTIONS
-----------------------------------------------
  Distributions from net investment income           (0.05)      (0.06)      (0.04)      (0.03)
-----------------------------------------------     ------      ------      ------      -------
NET ASSET VALUE, END OF PERIOD                      $ 1.00      $ 1.00      $ 1.00      $ 1.00
-----------------------------------------------     ------      ------      ------      -------
TOTAL RETURN (B)                                      5.38%       6.08%       4.52%       3.14%
-----------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------
  Expenses                                            0.18%       0.17%       0.12%       0.11% *
-----------------------------------------------
  Net investment income                               5.25%       5.90%       4.30%       3.16% *
-----------------------------------------------
  Expense waiver/reimbursement (c)                    0.14%       0.08%       0.13%       0.22% *


-----------------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------------
  Net assets, end of period (000 omitted)           $1,572,912  $3,919,186  $1,538,802  $2,866,353
-----------------------------------------------






* Computed on an annualized basis.



(a) Reflects operations for the period from February 8, 1993 (date of initial public investment) to January 31, 1994.



(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.



(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.



(See Notes which are an integral part of the Financial Statements)



GENERAL INFORMATION


--------------------------------------------------------------------------------

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 16, 1992. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees has established three classes of shares known as Institutional Shares, Institutional Service Shares and Institutional Capital Shares. This prospectus relates only to Institutional Shares of the Fund, which are designed primarily for entities holding shares in an agency or fiduciary capacity, financial institutions, financial intermediaries and institutional investors as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term money market securities. A minimum initial investment of $1,000,000 over a one-year period is required.

The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income consistent with stability of principal and liquidity. This investment objective may be changed by the Board of Trustees without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of money market securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS. The Fund invests in high quality money market instruments that are either rated in the highest short-term rating category by one or more nationally recognized statistical rating organizations ("NRSROs") or are of comparable quality to securities having such ratings. Examples of these instruments include, but are not limited to:

     - domestic issues of corporate debt obligations, including variable rate demand notes;

     - commercial paper (including Canadian Commercial Paper and Europaper);

     - certificates of deposit, demand and time deposits, bankers' acceptances and other instruments of domestic and foreign banks and other deposit institutions ("Bank Instruments");



     - short-term credit facilities;



     - asset-backed securities;

     - obligations issued or guaranteed as to payment of principal and interest by the U.S. government or one of its agencies or instrumentalities;

     - other money market instruments; and

     - obligations issued by state and local government agencies.

The Fund invests only in instruments denominated and payable in U.S. dollars.

     VARIABLE RATE DEMAND NOTES. Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

     BANK INSTRUMENTS. The Fund only invests in Bank Instruments either issued by an institution having capital, surplus and undivided profits over $100 million, or insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"). Bank Instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs"). The Fund will treat securities credit enhanced with a bank's letter of credit as Bank Instruments.


     ASSET-BACKED SECURITIES. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may take the form of beneficial interests in special purpose trusts, limited partnership interests, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities often have some form of credit or liquidity enhancement, payments on the securities depend predominantly upon collections of the loans and receivables held by the issuer.


     SHORT-TERM CREDIT FACILITIES. The Fund may enter into, or acquire participations in, short-term borrowing arrangements with corporations, consisting of either a short-term revolving credit facility or a master note agreement payable upon demand. Under these arrangements, the borrower may reborrow funds during the term of the facility. The Fund treats any commitments to provide such advances as a standby commitment to purchase the borrower's notes.

REPURCHASE AGREEMENTS. Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.


REVERSE REPURCHASE AGREEMENTS. The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but does not ensure this result. However, liquid assets of the Fund, in a dollar amount sufficient to make payment for the securities to be purchased, are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies, but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid the Fund will limit their purchase, together with other illiquid securities, including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice to 10% of its net assets.

CREDIT ENHANCEMENT. Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price.

DEMAND FEATURES. The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.



WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.


LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis, or both, to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/ dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral at all times equal to at least 100% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

INVESTMENT RISKS

ECDs, ETDs, Yankee CDs, Canadian Commercial Paper, and Europaper are subject to different risks than domestic obligations of domestic banks or corporations. Examples of these risks include international economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing entity, and the possible impact of interruptions in the flow of international currency transactions. Risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping, and the public availability of information. These factors will be carefully considered by the Fund's adviser in selecting investments for the Fund.

INVESTMENT LIMITATIONS

The Fund may not:

     - borrow money, except that the Fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) from banks, or subject to specific authorization by the SEC, from funds advised by the adviser or an affiliate of the adviser, and (ii) engage in reverse repurchase agreements; provided that (i) and (ii) in combination do not exceed one-third of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may not mortgage, pledge or hypothecate any assets except in connection with such borrowings and reverse repurchase agreements and then only in amounts not exceeding one-third of the value of the Fund's total assets at the time of such borrowing; or

     - purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, (unless the Fund is in a temporary defensive position); provided that there is no limitation with respect to investments in U.S. government securities or, in bank instruments issued by domestic banks.

     The above investment limitations cannot be changed without shareholder approval.


FUND INFORMATION
--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES. The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER. Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

     ADVISORY FEES. The adviser receives an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

     ADVISER'S BACKGROUND. Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.


     Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across over 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.


Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.


DISTRIBUTION OF INSTITUTIONAL SHARES

Federated Securities Corp. is the principal distributor for Institutional Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

ADMINISTRATION OF THE FUND


SHAREHOLDER SERVICES. The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

Currently, Institutional Shares are accruing no shareholder services fees.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS. In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.



ADMINISTRATIVE SERVICES. Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:


                          AVERAGE AGGREGATE
MAXIMUM FEE                DAILY NET ASSETS
------------     ------------------------------------
    .15%              on the first $250 million
   .125%               on the next $250 million
    .10%               on the next $250 million
   .075%         on assets in excess of $750 million




The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.


NET ASSET VALUE
--------------------------------------------------------------------------------

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Shares from the value of Fund assets attributable to Institutional Shares, and dividing the remainder by the number of Institutional Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

The net asset value is determined at 12:00 noon, 3:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or by check. The Fund reserves the right to reject any purchase request.

To make a purchase, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken by telephone. The minimum initial investment is $1,000,000. However, an account may be opened with a smaller amount as long as the minimum is reached within one year of opening the account. Financial institutions may impose different minimum investment requirements on their customers.

PURCHASING SHARES BY WIRE. Shares may be purchased by Federal Reserve wire by calling the Fund before 3:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) that day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Prime Cash Obligations Fund-- Institutional Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

PURCHASING SHARES BY CHECK. Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Prime Cash Obligations Fund--Institutional Shares. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.

INVEST-BY-PHONE. Once an account has been opened, a shareholder may use invest-by-phone for investments if an authorization form has been filed with Federated Shareholder Services Company, the transfer agent for shares of the Fund. Approximately two weeks after sending the form to Federated


Shareholder Services Company, the shareholder may call Federated Shareholder Services Company to purchase shares. Federated Shareholder Services Company will send a request for monies to the shareholder's commercial bank, savings bank, or credit union ("bank") via the Automated Clearing House. The shareholder's bank, which must be an Automated Clearing House member, will then forward the monies to Federated Shareholder Services Company. The purchase is normally entered the next business day after the initial phone request. For further information and an application, call the Fund.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES BY TELEPHONE. Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 3:00 p.m. (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL. Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.


Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

ACCOUNT AND SHARE INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS. Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS.  The Fund does not expect to realize any capital gains or losses.


If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.

CERTIFICATES AND CONFIRMATIONS. As transfer agent for the Fund, Federated Shareholder Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested by contacting the Fund or Federated Shareholder Services Company in writing. Monthly confirmations are sent to report all transactions as well as dividends paid during the month.

ACCOUNTS WITH LOW BALANCES. Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account, except accounts maintained by retirement plans, and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,000,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS. Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.


Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.


TAX INFORMATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares.

STATE AND LOCAL TAXES

In the opinion of Houston, Donnelly & Meck, counsel to the Trust, Fund shares may be subject to personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania to the extent that the portfolio securities in the Fund would be subject to such taxes if owned directly by residents of those jurisdictions.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

OTHER CLASSES OF SHARES
--------------------------------------------------------------------------------

The Fund also offers other classes. Institutional Service Shares are sold at net asset value primarily to financial institutions, financial intermediaries and institutional investors and are subject to a minimum initial investment of $1,000,000. Institutional Capital Shares are sold at net asset value primarily to financial institutions, financial intermediaries and institutional investors and are subject to a minimum initial investment of $1,000,000.

All classes are subject to certain of the same expenses.

Neither Institutional Service Shares nor Institutional Capital Shares are distributed with a 12b-1 Plan but both are subject to shareholder services fees.

Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.


PERFORMANCE INFORMATION


--------------------------------------------------------------------------------

From time to time, the Fund advertises its yield, effective yield and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.



LAST MEETING OF SHAREHOLDERS


--------------------------------------------------------------------------------



A Special Meeting of Prime Money Market Fund, a portfolio of Lehman Brothers Institutional Funds Group Trust was held on November 13, 1996. On October 11, 1996, the record date for shareholders voting at the meeting, there were 2,468,843,605 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:


                                                                                      WITHHELD
       AGENDA ITEM                 FOR             AGAINST          ABSTAIN       AUTHORITY TO VOTE
--------------------------  -----------------   --------------   -------------    -----------------
1. Approval of the
Investment Advisory
Agreement between
Federated Management and
the Trust with respect to
the Fund                        1,286,430,982       62,006,079       4,368,976         -0-
2. Election of Trustees
John F. Donahue                 1,352,368,038        -0-              -0-                438,000
Thomas G. Bigley                1,352,368,038        -0-              -0-                438,000
John T. Conroy, Jr.             1,352,368,038        -0-              -0-                438,000
William J. Copeland             1,352,368,038        -0-              -0-                438,000
J. Christopher Donahue          1,352,368,038        -0-              -0-                438,000
James E. Dowd                   1,352,368,038        -0-              -0-                438,000
Lawrence D. Ellis, M.D.         1,352,368,038        -0-              -0-                438,000
Edward L. Flaherty, Jr.         1,352,368,038        -0-              -0-                438,000
Peter E. Madden                 1,352,368,038        -0-              -0-                438,000
Gregor F. Meyer                 1,352,368,038        -0-              -0-                438,000
John E. Murray, Jr.             1,352,368,038        -0-              -0-                438,000
Wesley W. Posvar                1,352,368,038        -0-              -0-                438,000
Marjorie P. Smuts               1,352,368,038        -0-              -0-                438,000







PRIME CASH OBLIGATIONS FUND


FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                   YEAR ENDED JANUARY 31,
                                                          ----------------------------------------
                                                           1997       1996       1995      1994(a)
                                                          ------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 1.00     $ 1.00     $ 1.00     $ 1.00
------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------
  Net investment income                                     0.05       0.06       0.04       0.01
------------------------------------------------------
LESS DISTRIBUTIONS
------------------------------------------------------
  Distributions from net investment income                 (0.05)     (0.06)     (0.04)     (0.01)
------------------------------------------------------    ------     ------     ------     -------
NET ASSET VALUE, END OF PERIOD                            $ 1.00     $ 1.00     $ 1.00     $ 1.00
------------------------------------------------------    ------     ------     ------     -------
TOTAL RETURN (B)                                            5.11%      5.83%      4.21%      0.99%
------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------
  Expenses                                                  0.43%      0.42%      0.37%      0.36% *
------------------------------------------------------
  Net investment income                                     5.02%      5.65%      4.05%      2.91% *
------------------------------------------------------
  Expense waiver/reimbursement (c)                          0.14%      0.08%      0.13%      0.22% *


------------------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------------------
  Net assets, end of period (000 omitted)                 $412,762   $324,474   $342,673   $350,666
------------------------------------------------------






* Computed on an annualized basis.



(a) Reflects operations for the period from September 2, 1993 (date of initial public offering) to January 31, 1994.



(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.



(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.



(See Notes which are an integral part of the Financial Statements)


PRIME CASH OBLIGATIONS FUND



FINANCIAL HIGHLIGHTS--INSTITUTIONAL CAPITAL SHARES

--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                      YEAR ENDED JANUARY 31,
                                                                   -----------------------------
                                                                    1997       1996      1995(a)
                                                                   ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD                               $ 1.00     $ 1.00     $ 1.00
---------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------
  Net investment income                                              0.05       0.06       0.02
---------------------------------------------------------------
LESS DISTRIBUTIONS
---------------------------------------------------------------
  Distributions from net investment income                          (0.05)     (0.06)     (0.02)
---------------------------------------------------------------    ------     ------     -------
NET ASSET VALUE, END OF PERIOD                                     $ 1.00     $ 1.00     $ 1.00
---------------------------------------------------------------    ------     ------     -------
TOTAL RETURN (B)                                                     5.23%      5.94%      1.66%
---------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------
  Expenses                                                           0.32%      0.32%      0.27% *
---------------------------------------------------------------
  Net investment income                                              5.00%      5.75%      4.15% *
---------------------------------------------------------------
  Expense waiver/reimbursement (c)                                   0.18%      0.08%      0.12% *


---------------------------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------------------------
  Net assets, end of period (000 omitted)                          $48,910    $11,811    $8,318
---------------------------------------------------------------






* Computed on an annualized basis.



(a) Reflects operations for the period from October 6, 1994 (date of initial public offering) to January 31, 1995.



(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.



(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.



(See Notes which are an integral part of the Financial Statements)


PRIME CASH OBLIGATIONS FUND



PORTFOLIO OF INVESTMENTS


JANUARY 31, 1997

--------------------------------------------------------------------------------


 PRINCIPAL
   AMOUNT                                                                              VALUE
------------         -----------------------------------------------------------   --------------
SHORT-TERM NOTES--7.2%
--------------------------------------------------------------------------------
                     FINANCE--AUTOMOTIVE--0.3%
                     -----------------------------------------------------------
$  3,228,536         Ford Credit Auto Owner Trust 1996-Class-B, Class A-1,
                     5.514%, 10/15/1997                                            $    3,228,535
                     -----------------------------------------------------------
   2,232,251         Nationsbank Auto Owner Trust 1996-A, Class A-1, 5.776%,
                     8/15/1997                                                          2,233,270
                     -----------------------------------------------------------   --------------
                     Total                                                              5,461,805
                     -----------------------------------------------------------   --------------
                     BANKING--0.7%
                     -----------------------------------------------------------
  14,000,000     (b) SALTS III Cayman Island Corp., (Bankers Trust
                     International, PLC Swap Agreement), 5.788%, 7/23/1997             14,000,000
                     -----------------------------------------------------------   --------------
                     BROKERAGE--2.5%
                     -----------------------------------------------------------
  50,000,000     (b) Goldman Sachs Group, LP, 5.563%, 4/28/1997                        50,000,000
                     -----------------------------------------------------------   --------------
                     FINANCE--AUTOMOTIVE--0.8%


                     -----------------------------------------------------------
  10,000,000         Ford Credit Auto Lease Trust 1996-1, Class A-1, 5.451%,
                     11/15/1997                                                         9,999,213
                     -----------------------------------------------------------
   6,000,000         WFS Financial Owner Trust 1996-D, Class A-1, 5.500%,
                     1/16/1998                                                          6,000,000
                     -----------------------------------------------------------   --------------
                     Total                                                             15,999,213
                     -----------------------------------------------------------   --------------
                     FINANCE--COMMERCIAL--2.9%
                     -----------------------------------------------------------
  10,000,000         Cargill Lease Receivables Trust 1996-A, Class A-1, 5.613%,
                     12/20/1997                                                        10,000,000
                     -----------------------------------------------------------
  10,000,000         General Electric Capital Corp., 4.915%, 2/12/1997                  9,999,895
                     -----------------------------------------------------------
  10,000,000         General Electric Capital Corp., 4.915%, 2/13/1997                  9,999,885
                     -----------------------------------------------------------
  10,000,000         General Electric Capital Corp., 4.948%, 2/10/1997                  9,999,899
                     -----------------------------------------------------------
  10,000,000         General Electric Capital Corp., 5.004%, 2/5/1997                   9,999,963
                     -----------------------------------------------------------
  10,000,000         General Electric Capital Corp., 5.080%, 2/3/1997                  10,000,009
                     -----------------------------------------------------------   --------------
                     Total                                                             59,999,651
                     -----------------------------------------------------------   --------------
                     TOTAL SHORT-TERM NOTES                                           145,460,669
                     -----------------------------------------------------------   --------------







PRIME CASH OBLIGATIONS FUND
--------------------------------------------------------------------------------


 PRINCIPAL
   AMOUNT                                                                              VALUE
------------         -----------------------------------------------------------   --------------
BANK NOTE--2.5%
--------------------------------------------------------------------------------
                     BANKING--2.5%
                     -----------------------------------------------------------
$ 50,000,000         First Union National Bank, Charlotte, N.C., 5.670%,
                     4/28/1997                                                     $   50,002,236
                     -----------------------------------------------------------   --------------
CERTIFICATES OF DEPOSIT--8.1%
--------------------------------------------------------------------------------
                     BANKING--8.1%
                     -----------------------------------------------------------
  55,000,000         Abbey National Treasury Services, PLC, (Guaranteed by Abbey
                     National Bank PLC, London), 5.410%-5.450%, 5/27/1997              54,997,205
                     -----------------------------------------------------------
  80,000,000         Banque Nationale de Paris, 5.375%, 2/27/1997                      80,000,285
                     -----------------------------------------------------------
  30,000,000         Societe Generale, Paris, 5.370%, 2/19/1997                        30,000,050
                     -----------------------------------------------------------   --------------
                     TOTAL CERTIFICATES OF DEPOSIT                                    164,997,540
                     -----------------------------------------------------------   --------------
(A) COMMERCIAL PAPER--55.3%
--------------------------------------------------------------------------------


                     BANKING--15.4%
                     -----------------------------------------------------------
  30,000,000         Abbey National N.A. Corp., (Guaranteed by Abbey National
                     Bank PLC, London), 5.402%, 3/11/1997                              29,831,217
                     -----------------------------------------------------------
 100,000,000         Bank of Nova Scotia, Toronto, 5.393%-5.434%,
                     3/6/1997-3/17/1997                                                99,447,228
                     -----------------------------------------------------------
  25,000,000         Den Danske Corp., Inc., (Guaranteed by Den Danske Bank
                     A/S), 5.530%, 7/17/1997                                           24,379,806
                     -----------------------------------------------------------
  30,000,000         Deutsche Bank Financial, Inc., (Guaranteed by Deutsche
                     Bank, AG), 5.404%, 3/12/1997                                      29,826,775
                     -----------------------------------------------------------
  36,000,000         ING US Funding, (Guaranteed by Internationale Nederlanden
                     Bank N.V.), 5.520%, 7/8/1997                                      35,156,910
                     -----------------------------------------------------------
  30,000,000         National Australia Funding, Inc., (Guaranteed by National
                     Australia Bank, Ltd., Melbourne), 5.423%, 4/17/1997               29,665,625
                     -----------------------------------------------------------
  65,000,000         Svenska Handelsbanken, Inc., (Guaranteed by Svenska
                     Handelsbanken, Stockholm), 5.406%-5.530%,
                     4/14/1997-7/25/1997                                               64,243,755
                     -----------------------------------------------------------   --------------
                     Total                                                            312,551,316
                     -----------------------------------------------------------   --------------
                     BROKERAGE--5.3%
                     -----------------------------------------------------------


 109,000,000         Merrill Lynch & Co., Inc., 5.372%-5.423%,
                     2/18/1997-4/9/1997                                               108,205,406
                     -----------------------------------------------------------   --------------







PRIME CASH OBLIGATIONS FUND
--------------------------------------------------------------------------------


 PRINCIPAL
   AMOUNT                                                                              VALUE
------------         -----------------------------------------------------------   --------------
(A) COMMERCIAL PAPER--CONTINUED
--------------------------------------------------------------------------------
                     CHEMICALS--3.4%
                     -----------------------------------------------------------
$ 70,000,000         Du Pont (E.I.) de Nemours & Co., 5.427%-5.446%,
                     2/19/1997-4/7/1997                                            $   69,468,931
                     -----------------------------------------------------------   --------------
                     ENTERTAINMENT--1.9%
                     -----------------------------------------------------------
  40,000,000         Disney (Walt) Holding Co., 5.445%, 5/1/1997                       39,475,889
                     -----------------------------------------------------------   --------------
                     FINANCE--AUTOMOTIVE--3.7%
                     -----------------------------------------------------------
  75,000,000         Ford Motor Credit Corp., 5.393%-5.457%, 2/4/1997-4/11/1997        74,479,104
                     -----------------------------------------------------------   --------------
                     FINANCE--COMMERCIAL--16.5%
                     -----------------------------------------------------------
 103,000,000         Asset Securitization Cooperative Corp., 5.404%-5.438%,
                     3/5/1997-3/18/1997                                               102,372,826
                     -----------------------------------------------------------
   5,000,000         Beta Finance, Inc., 5.402%, 3/3/1997                               4,977,792
                     -----------------------------------------------------------


  15,000,000         CIESCO, Inc., 5.575%, 4/1/1997                                    14,866,267
                     -----------------------------------------------------------
  10,000,000         CIT Group Holdings, Inc., 5.523%, 2/3/1997                         9,996,933
                     -----------------------------------------------------------
  25,000,000         CXC, Inc., 5.435%, 4/21/1997                                      24,705,396
                     -----------------------------------------------------------
  36,000,000         Corporate Asset Funding Co., Inc. (CAFCO), 5.466%, 4/9/1997       35,642,890
                     -----------------------------------------------------------
  25,325,000         Falcon Asset Securitization Corp., 5.445%, 4/16/1997              25,045,454
                     -----------------------------------------------------------
  25,000,000         General Electric Capital Corp., 5.441%, 3/10/1997                 24,863,049
                     -----------------------------------------------------------
  70,410,000         Greenwich Funding Corp., 5.384%-5.519%, 2/28/1997-4/22/1997       69,750,221
                     -----------------------------------------------------------
  24,475,000         PREFCO-Preferred Receivables Funding Co., 5.421%-5.486%,
                     2/28/1997-4/17/1997                                               24,274,741
                     -----------------------------------------------------------   --------------
                     Total                                                            336,495,569
                     -----------------------------------------------------------   --------------
                     FINANCE--RETAIL--8.6%
                     -----------------------------------------------------------
  30,000,000         American Express Credit Corp., 5.434%, 6/10/1997                  29,431,325
                     -----------------------------------------------------------
  65,000,000         Associates Corp. of North America, 5.380%-5.503%,
                     2/3/1997-2/21/1997                                                64,927,250
                     -----------------------------------------------------------
  34,000,000         McKenna Triangle National Corp., 5.377%, 2/25/1997                33,879,867
                     -----------------------------------------------------------


  47,000,000         New Center Asset Trust, A1+/P1 Series, 5.424%, 4/29/1997          46,392,329
                     -----------------------------------------------------------   --------------
                     Total                                                            174,630,771
                     -----------------------------------------------------------   --------------







PRIME CASH OBLIGATIONS FUND
--------------------------------------------------------------------------------


 PRINCIPAL
   AMOUNT                                                                              VALUE
------------         -----------------------------------------------------------   --------------
(A) COMMERCIAL PAPER--CONTINUED
--------------------------------------------------------------------------------
                     OIL & OIL FINANCE--0.5%
                     -----------------------------------------------------------
$ 10,000,000         Koch Industries, Inc., 5.583%, 2/3/1997                       $    9,996,900
                     -----------------------------------------------------------   --------------
                     TOTAL COMMERCIAL PAPER                                         1,125,303,886
                     -----------------------------------------------------------   --------------
GOVERNMENT AGENCY--0.5%
--------------------------------------------------------------------------------
                     FEDERAL HOME LOAN BANK, FLOATING RATE NOTE--0.5%
                     -----------------------------------------------------------
  10,000,000         5.480%, 5/8/1997                                                  10,001,983
                     -----------------------------------------------------------   --------------
(C) VARIABLE RATE OBLIGATIONS--6.0%
--------------------------------------------------------------------------------
                     BANKING--6.0%
                     -----------------------------------------------------------
   1,000,000         Chestnut Hills Apartments, Ltd., (Huntington National Bank,
                     Columbus, OH LOC), 5.51%, 2/6/1997                                 1,000,000
                     -----------------------------------------------------------
   7,135,000         Franklin County, OH, (Edison Wielding), (Series 1995),


                     (Huntington National Bank, Columbus, OH LOC), 5.59%,
                     2/6/1997                                                           7,135,000
                     -----------------------------------------------------------
   7,500,000         Henry County Ohio, Series 1996 Automatic Feed Project,
                     (Huntington National Bank, Columbus, OH LOC), 5.630%,
                     2/6/1997                                                           7,500,000
                     -----------------------------------------------------------
  85,000,000         SMM Trust, Series 1996-I, (Morgan Guaranty Trust Co., New
                     York Swap Agreement), 5.488%, 3/1/1997                            85,000,000
                     -----------------------------------------------------------
  20,000,000         SMM Trust, Series 1996-U, (Morgan Guaranty Trust Co., New
                     York Swap Agreement), 5.425%, 2/20/1997                           20,000,000
                     -----------------------------------------------------------
   1,250,000         TDB Realty, Ltd., (Huntington National Bank, Columbus, OH
                     LOC), 5.46%, 2/6/1997                                              1,250,000
                     -----------------------------------------------------------   --------------
                     TOTAL VARIABLE RATE OBLIGATIONS                                  121,885,000
                     -----------------------------------------------------------   --------------
TIME DEPOSIT--3.7%
--------------------------------------------------------------------------------
                     BANKING--3.7%
                     -----------------------------------------------------------
  75,000,000         Royal Bank of Canada, Montreal, 5.625%, 2/3/1997                  75,000,000
                     -----------------------------------------------------------   --------------







PRIME CASH OBLIGATIONS FUND
--------------------------------------------------------------------------------


 PRINCIPAL
   AMOUNT                                                                              VALUE
------------         -----------------------------------------------------------   --------------
(D) REPURCHASE AGREEMENTS--16.7%
--------------------------------------------------------------------------------
$104,000,000         Bear, Stearns and Co., 5.580%, dated 1/31/1997, due
                     2/3/1997                                                      $  104,000,000
                     -----------------------------------------------------------
 116,800,000         Daiwa Securities America, Inc., 5.580%, dated 1/31/1997,
                     due 2/3/1997                                                     116,800,000
                     -----------------------------------------------------------
  43,624,000         Sanwa-BGK Securities Co., L.P., 5.350%, dated 1/31/1997,
                     due 2/3/1997                                                      43,624,000
                     -----------------------------------------------------------
  75,000,000         UBS Securities, Inc., 5.530%, dated 1/31/1997, due 2/3/1997       75,000,000
                     -----------------------------------------------------------   --------------
                     TOTAL REPURCHASE AGREEMENTS                                      339,424,000
                     -----------------------------------------------------------   --------------
                     TOTAL INVESTMENTS, AT AMORTIZED COST(E)                       $2,032,075,314
                     -----------------------------------------------------------   --------------






(a) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.



(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At January 31, 1997, these securities amounted to $64,000,000 which represents 3.1% of net assets.



(c) Current rate and next reset date shown.



(d) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.



(e) Also represents costs for the federal tax purposes.




Note: The categories of investments are shown as a percentage of net assets
      ($2,034,583,776) at January 31, 1997.



The following acronyms are used throughout this portfolio:


LOC  -- Letter of Credit
LP   -- Limited Partnership
PLC  -- Public Limited Company






(See Notes which are an integral part of the Financial Statements)




PRIME CASH OBLIGATIONS FUND



STATEMENT OF ASSETS AND LIABILITIES


JANUARY 31, 1997

--------------------------------------------------------------------------------


ASSETS:
-------------------------------------------------------------------------------
Investments in repurchase agreements                             $  339,424,000
--------------------------------------------------------------
Investments in securities                                         1,692,651,314
--------------------------------------------------------------
Total investments in securities, at amortized cost and value                       $2,032,075,314
-------------------------------------------------------------------------------
Income receivable                                                                       6,931,533
-------------------------------------------------------------------------------
Receivable for shares sold                                                                847,773
-------------------------------------------------------------------------------    --------------
     Total assets                                                                   2,039,854,620
-------------------------------------------------------------------------------
LIABILITIES:
-------------------------------------------------------------------------------
Payable for shares redeemed                                               4,182
--------------------------------------------------------------
Income distribution payable                                           4,606,770
--------------------------------------------------------------
Payable to Bank                                                         395,949
--------------------------------------------------------------
Accrued expenses                                                        263,943
--------------------------------------------------------------   --------------
     Total liabilities                                                                  5,270,844
-------------------------------------------------------------------------------    --------------


NET ASSETS for 2,034,583,776 shares outstanding                                    $2,034,583,776
-------------------------------------------------------------------------------    --------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
-------------------------------------------------------------------------------
INSTITUTIONAL SHARES:
$1,572,912,843 / 1,572,912,843 shares outstanding                                           $1.00
-------------------------------------------------------------------------------    --------------
INSTITUTIONAL SERVICE SHARES:
$412,761,858 / 412,761,858 shares outstanding                                               $1.00
-------------------------------------------------------------------------------    --------------
INSTITUTIONAL CAPITAL SHARES:
$48,909,075 / 48,909,075 shares outstanding                                                 $1.00
-------------------------------------------------------------------------------    --------------






(See Notes which are an integral part of the Financial Statements)




PRIME CASH OBLIGATIONS FUND



STATEMENT OF OPERATIONS


YEAR ENDED JANUARY 31, 1997

--------------------------------------------------------------------------------


INVESTMENT INCOME:
--------------------------------------------------------------------------------------------
Interest                                                                                        $155,374,916
--------------------------------------------------------------------------------------------
EXPENSES--
--------------------------------------------------------------------------------------------
Investment advisory fee                                                          $ 5,725,774
-----------------------------------------------------------------------------
Administrative personnel and services fee                                          2,410,623
-----------------------------------------------------------------------------
Custodian fees                                                                       348,920
-----------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                             406,494
-----------------------------------------------------------------------------
Directors'/Trustees' fees                                                             53,321
-----------------------------------------------------------------------------
Auditing fees                                                                         12,615
-----------------------------------------------------------------------------
Legal fees                                                                            34,886
-----------------------------------------------------------------------------
Portfolio accounting fees                                                             54,368
-----------------------------------------------------------------------------
Share registration costs                                                              18,566
-----------------------------------------------------------------------------
Distribution services fee--Institutional Service Shares                              624,090
-----------------------------------------------------------------------------


Distribution services fee--Institutional Capital Shares                               18,885
-----------------------------------------------------------------------------
Distribution services fee--Class C Shares                                             35,124
-----------------------------------------------------------------------------
Shareholder services fee--Institutional Service Shares                               211,366
-----------------------------------------------------------------------------
Shareholder services fee--Institutional Capital Shares                                11,501
-----------------------------------------------------------------------------
Printing and postage                                                                  29,480
-----------------------------------------------------------------------------
Miscellaneous                                                                         73,495
-----------------------------------------------------------------------------    -----------
    Total expenses                                                                10,069,508
-----------------------------------------------------------------------------
Waivers--
-----------------------------------------------------------------------------
  Waiver of investment advisory fee                               $(2,154,500)
---------------------------------------------------------------
  Waiver of administrative personnel and services fee              (1,681,402)
---------------------------------------------------------------
  Waiver of custodian fees                                           (215,672)
---------------------------------------------------------------
  Waiver of shareholder services fee--Institutional Capital
    Shares                                                             (6,901)
---------------------------------------------------------------   -----------
    Total waivers                                                                 (4,058,475)
-----------------------------------------------------------------------------    -----------
         Net expenses                                                                              6,011,033


--------------------------------------------------------------------------------------------    ------------
             Net investment income                                                               149,363,883
--------------------------------------------------------------------------------------------    ------------
Net realized loss on investments                                                                    (930,171)
--------------------------------------------------------------------------------------------    ------------
         Change in net assets resulting from operations                                         $148,433,712
--------------------------------------------------------------------------------------------    ------------






(See Notes which are an integral part of the Financial Statements)




PRIME CASH OBLIGATIONS FUND



STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                                    YEAR ENDED JANUARY 31,
                                                             ------------------------------------
                                                                   1997                1996
                                                             ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS:
----------------------------------------------------------
OPERATIONS--
----------------------------------------------------------
Net investment income                                        $    149,363,883    $    261,679,856
----------------------------------------------------------
Net realized gain (loss) on investments                              (930,171)           (159,065)
----------------------------------------------------------   ----------------    ----------------
     Change in net assets resulting from operations               148,433,712         261,520,791
----------------------------------------------------------   ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS--
----------------------------------------------------------
Distributions from net investment income:
----------------------------------------------------------
  Institutional Shares                                           (131,246,169)       (238,538,736)
----------------------------------------------------------
  Institutional Service Shares                                    (16,786,956)        (21,823,102)
----------------------------------------------------------
  Institutional Capital Shares                                       (861,359)           (668,435)
----------------------------------------------------------
  Class C Shares                                                     (489,156)           (649,583)


----------------------------------------------------------   ----------------    ----------------
     Change in net assets resulting from distributions to
     shareholders                                                (149,383,640)       (261,679,856)
----------------------------------------------------------   ----------------    ----------------
CAPITAL CONTRIBUTION                                                1,107,973                  --
----------------------------------------------------------   ----------------    ----------------
SHARE TRANSACTIONS--
----------------------------------------------------------
Proceeds from sale of shares                                   44,315,024,567     100,956,434,456
----------------------------------------------------------
Net asset value of shares issued to shareholders in
payment of distributions declared                                  70,429,183          96,866,406
----------------------------------------------------------
Cost of shares redeemed                                       (46,619,754,483)    (98,681,453,306)
----------------------------------------------------------   ----------------    ----------------
     Change in net assets resulting from share
       transactions                                            (2,234,300,733)      2,371,847,556
----------------------------------------------------------   ----------------    ----------------
          Change in net assets                                 (2,234,142,688)      2,371,688,491
----------------------------------------------------------
NET ASSETS:
----------------------------------------------------------
Beginning of period                                             4,268,726,464       1,897,037,973
----------------------------------------------------------   ----------------    ----------------
End of period (including undistributed net investment of
$0 and $19,757, respectively.)                               $  2,034,583,776    $  4,268,726,464
----------------------------------------------------------   ----------------    ----------------






(See Notes which are an integral part of the Financial Statements)




PRIME CASH OBLIGATIONS FUND



NOTES TO FINANCIAL STATEMENTS


JANUARY 31, 1997

--------------------------------------------------------------------------------


(1) ORGANIZATION



Money Market Obligations Trust II (the "Trust") (formerly, Lehman Brothers Institutional Funds Group Trust) is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company.


The Trust consists of three portfolios. The financial statements included herein are only those of Prime Cash Obligations Fund (the "Fund") (formerly, Prime Money Market Fund). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide a high level of current income consistent with stability of principal and liquidity.



The Fund offers three classes of shares: Institutional Shares (formerly, Class A Shares), Institutional Service Shares (formerly, Class B Shares), and Institutional Capital Shares (formerly, Class E Shares). As of November 15, 1996, the Fund's Class C Shares were no longer operational.



(2) SIGNIFICANT ACCOUNTING POLICIES



The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.



     INVESTMENT VALUATIONS--The Fund's use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act.



     REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.



     The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.



     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal




PRIME CASH OBLIGATIONS FUND

--------------------------------------------------------------------------------


     Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.



     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.



     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.



     RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.



     Additional information on each restricted security held at January 31, 1997 is as follows:


                                                                    ACQUISITION     ACQUISITION
                              SECURITY                                 DATE            COST
    -------------------------------------------------------------   -----------     -----------
    Goldman Sachs Group                                               01/27/97      $50,000,000
    Salts III Cayman Island Corp.                                     01/21/97      $14,000,000






     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.



     OTHER--Investment transactions are accounted for on the trade date.



(3) SHARES OF BENEFICIAL INTEREST



The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest ($0.001 par value) for each class of shares.




PRIME CASH OBLIGATIONS FUND



--------------------------------------------------------------------------------


Transactions in shares were as follows:


                                                                   YEAR ENDED JANUARY 31,
                                                             -----------------------------------
                                                                  1997                1996
                                                             ---------------     ---------------
                   INSTITUTIONAL SHARES                          SHARES              SHARES
----------------------------------------------------------   ---------------     ---------------
Shares sold                                                   40,032,958,456      97,578,640,948
----------------------------------------------------------
Shares issued to shareholders in payment of distributions
declared                                                          69,513,711          95,915,354
----------------------------------------------------------
Shares redeemed                                              (42,448,889,011)    (95,294,028,189)
----------------------------------------------------------   ---------------     ---------------
     Net change resulting from Institutional Share
     transactions                                             (2,346,416,844)      2,380,528,113
----------------------------------------------------------   ---------------     ---------------



                                                                   YEAR ENDED JANUARY 31,
                                                             -----------------------------------
                                                                  1997                1996
                                                             ---------------     ---------------
               INSTITUTIONAL SERVICE SHARES                      SHARES              SHARES
----------------------------------------------------------   ---------------     ---------------
Shares sold                                                    3,521,627,120       2,718,357,901
----------------------------------------------------------
Shares issued to shareholders in payment of distributions
declared                                                              64,147             175,069
----------------------------------------------------------
Shares redeemed                                               (3,433,416,889)     (2,736,718,080)
----------------------------------------------------------   ---------------     ---------------
     Net change resulting from Institutional Service Share
     transactions                                                 88,274,378         (18,185,110)
----------------------------------------------------------   ---------------     ---------------







PRIME CASH OBLIGATIONS FUND

--------------------------------------------------------------------------------


                                                                     YEAR ENDED JANUARY 31,
                                                                --------------------------------
                                                                     1997              1996
                                                                --------------     -------------
                INSTITUTIONAL CAPITAL SHARES                        SHARES            SHARES
-------------------------------------------------------------   --------------     -------------
Shares sold                                                        730,851,647       603,114,534
-------------------------------------------------------------
Shares issued to shareholders in payment of distributions
declared                                                               756,768           668,432
-------------------------------------------------------------
Shares redeemed                                                   (694,511,244)     (600,288,961)
-------------------------------------------------------------   --------------     -------------
     Net change resulting from Institutional Capital Share
     transactions                                                   37,097,171         3,494,005
-------------------------------------------------------------   --------------     -------------



                                                                     YEAR ENDED JANUARY 31,
                                                                --------------------------------
                                                                   1997(A)             1996
                                                                --------------     -------------
                       CLASS C SHARES                               SHARES            SHARES
-------------------------------------------------------------   --------------     -------------
Shares sold                                                         29,587,344        56,321,073
-------------------------------------------------------------
Shares issued to shareholders in payment of distributions
declared                                                                94,557           107,551
-------------------------------------------------------------
Shares redeemed                                                    (42,937,339)      (50,418,076)
-------------------------------------------------------------   --------------     -------------
     Net change resulting from Capital C Share transactions        (13,255,438)        6,010,548
-------------------------------------------------------------   --------------     -------------
          Net change resulting from share transactions          (2,234,300,733)    2,371,847,556
-------------------------------------------------------------   --------------     -------------






(a) As of November 15, 1996, the Fund's Class C Shares were no longer operational.



(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES



INVESTMENT ADVISORY FEE--Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.



Federated Management became the Fund's investment adviser on November 15, 1996. Prior to November 15, 1996, Lehman Brothers Global Asset Management, Inc. (the "former Adviser") served as the Fund's investment adviser.



For the period ended January 31, 1997, the advisers earned fees as follows:



                                 AMOUNT OF       AMOUNT OF
          ADVISER               FEE EARNED      FEE WAIVED
----------------------------    -----------     -----------
Federated Management            $  911,504      $  505,519
Lehman Brothers Global Asset
  Management                    $4,814,270      $1,648,981







PRIME CASH OBLIGATIONS FUND

--------------------------------------------------------------------------------


CAPITAL CONTRIBUTION--The former Adviser made a capital contribution to the Fund on November 15, 1996, of an amount equal to the accumulated net realized loss on investments balance carried by the Fund.



This transaction resulted in a permanent book and tax difference. As such, the paid-in-capital and accumulated net realized gain/loss accounts have been adjusted accordingly. This adjustment did not affect net investment income, net realized gains/losses, or net assets.



ADMINISTRATIVE FEE--Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. FServ became the Fund's administrator on November 15, 1996. Prior to November 15, 1996, First Data Investors Services Group, Inc. ("FDISG") served as the Fund's administrator. For the period ended January 31, 1997, the administrators earned fees as follows:


                       AMOUNT OF       AMOUNT OF
  ADMINISTRATOR       FEE EARNED      FEE WAIVED
------------------    -----------     -----------
FServ                 $   30,284      $       --
FDISG                 $2,380,339      $1,681,402






DISTRIBUTION SERVICES FEE--Pursuant to Rule 12b-1 under the Act, as amended, the Fund had adopted Distribution Agreements ("Service Agreements") with institutional investors such as banks, savings and loan associations and other financial institutions with respect to the Fund's former Class B, Class C and Class E shares. All such Service Agreements were terminated effective November 15, 1996. Prior to November 15, 1996, Lehman Brothers, Inc., acted as the Fund's distributor.



SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. There is no present intention of paying or accruing the shareholder services fee for the Institutional Shares. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion. FSS became the Fund's shareholder servicing agent on November 15, 1996.



TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders. FSSC became the Fund's transfer and dividend disbursing agent on November 15, 1996. Prior to November 15, 1996, FDISG served as the Fund's transfer and dividend disbursing agent.




PRIME CASH OBLIGATIONS FUND

--------------------------------------------------------------------------------


For the period ended January 31, 1997 the transfer and dividend disbursing agents earned fees as follows:


   TRANSFER AND DIVIDEND        AMOUNT OF
     DISBURSING AGENT          FEE EARNED
---------------------------    -----------
FSSC                            $     920
FDISG                           $ 405,574






PORTFOLIO ACCOUNTING FEES--FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses. All portfolio accounting fees for the year ended January 31, 1997, were paid to FServ.



GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.




REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

--------------------------------------------------------------------------------


To the Shareholders and Trustees of


PRIME CASH OBLIGATIONS FUND:



We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prime Cash Obligations Fund, formerly Prime Money Market Fund (a portfolio of Money Market Obligations Trust II, formerly a Portfolio of Lehman Brothers Institutional Funds Group Trust) as of January 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prime Cash Obligations Fund at January 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



                                                          ERNST & YOUNG LLP



Pittsburgh, Pennsylvania


March 14, 1997



ADDRESSES
--------------------------------------------------------------------------------


Prime Cash Obligations Fund
                Institutional Shares                         Federated Investors Tower
                                                             Pittsburgh, Pennsylvania 15222-3779
------------------------------------------------------------------------------------------------

Distributor
                Federated Securities Corp.                   Federated Investors Tower
                                                             Pittsburgh, Pennsylvania 15222-3779
------------------------------------------------------------------------------------------------

Investment Advisor
                Federated Management                         Federated Investors Tower
                                                             Pittsburgh, Pennsylvania 15222-3779
------------------------------------------------------------------------------------------------

Custodian
                State Street Bank and Trust Company          P.O. Box 8600
                                                             Boston, Massachusetts 02266-8600
------------------------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent
                Federated Shareholder Services Company       P.O. Box 8600
                                                             Boston, Massachusetts 02266-8600
------------------------------------------------------------------------------------------------

Independent Auditors


                Ernst & Young LLP                            One Oxford Centre
                                                             Pittsburgh, Pennsylvania 15219
------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                           PRIME CASH OBLIGATIONS
                                           FUND
                                           (FORMERLY, PRIME MONEY MARKET FUND)
                                           INSTITUTIONAL SHARES
                                           (FORMERLY, CLASS A SHARES)
                                           PROSPECTUS

                                           A Portfolio of Money Market
                                           Obligations Trust II (formerly,
                                           Lehman Brothers
                                           Institutional Funds Group Trust), an
                                           Open-End
                                           Management Investment Company

                                           Prospectus dated March 31, 1997

LOGO
       Cusip 608912705
       G01881-03-IS (3/97)





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRIME CASH OBLIGATIONS FUND
(A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST II)
(FORMERLY, PRIME MONEY MARKET FUND, A PORTFOLIO OF
LEHMAN BROTHERS INSTITUTIONAL FUNDS GROUP TRUST)
INSTITUTIONAL SERVICE SHARES (FORMERLY, CLASS B SHARES)
PROSPECTUS

The Institutional Service Shares (formerly, Class B Shares) of Prime Cash Obligations Fund (formerly, Prime Money Market Fund) (the "Fund") offered by this prospectus represent interests in a portfolio of Money Market Obligations Trust II (formerly, Lehman Brothers Institutional Funds Group Trust) (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests in short-term money market securities to achieve current income consistent with stability of principal and liquidity.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.



This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated March 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http:// www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated March 31, 1997

TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY OF FUND EXPENSES                                                       1
------------------------------------------------------



FINANCIAL HIGHLIGHTS--
  INSTITUTIONAL SERVICE SHARES                                                 2
------------------------------------------------------

GENERAL INFORMATION                                                            3
------------------------------------------------------

INVESTMENT INFORMATION                                                         3
------------------------------------------------------
  Investment Objective                                                         3
  Investment Policies                                                          3

  Investment Risks                                                             6

  Investment Limitations                                                       6


FUND INFORMATION                                                               7
------------------------------------------------------
  Management of the Fund                                                       7
  Distribution of Institutional Service Shares  8

  Administration of the Fund                                                   8



NET ASSET VALUE                                                                9



------------------------------------------------------


HOW TO PURCHASE SHARES                                                         9

------------------------------------------------------


HOW TO REDEEM SHARES                                                          10

------------------------------------------------------


ACCOUNT AND SHARE INFORMATION                                                 11

------------------------------------------------------


TAX INFORMATION                                                               12

------------------------------------------------------

  Federal Income Tax                                                          12

  State and Local Taxes                                                       12


 OTHER CLASSES OF SHARES                                                      12

------------------------------------------------------


PERFORMANCE INFORMATION                                                       13

------------------------------------------------------



LAST MEETING OF SHAREHOLDERS                                                  14

------------------------------------------------------



FINANCIAL HIGHLIGHTS--
  INSTITUTIONAL SHARES                                                        15

------------------------------------------------------


FINANCIAL HIGHLIGHTS--
  INSTITUTIONAL CAPITAL SHARES                                                16

------------------------------------------------------


FINANCIAL STATEMENTS                                                          17

------------------------------------------------------


REPORT OF ERNST & YOUNG LLP,
  INDEPENDENT AUDITORS                                                        31

------------------------------------------------------

ADDRESSES                                                                     32

------------------------------------------------------


SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------


                          INSTITUTIONAL SERVICE SHARES

                        SHAREHOLDER TRANSACTION EXPENSES


Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)........     None
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)................................................     None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
  redemption proceeds, as applicable)................................................     None
Redemption Fee (as a percentage of amount redeemed, if applicable)...................     None
Exchange Fee.........................................................................     None
ANNUAL OPERATING EXPENSES
  (As a percentage of average net assets)
Management Fee (after waiver)(1).....................................................    0.06%
12b-1 Fee............................................................................     None
Total Other Expenses.................................................................    0.37%
     Shareholder Services Fee................................................   0.25%
Total Operating Expenses(2)..........................................................    0.43%





(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.20%.


(2) The total operating expenses in the table above are based on expenses expected during the fiscal year ending January 31, 1998. The total Institutional Service Shares operating expenses were 0.43% for fiscal year ended January 31, 1997 and would have been 0.57% absent the voluntary waivers of portions of the management fee, administrative fee and custodian fee.


THE PURPOSE OF THIS TABLE IS TO ASSIST AN INVESTOR IN UNDERSTANDING THE
VARIOUS COSTS AND EXPENSES THAT A SHAREHOLDER OF INSTITUTIONAL SERVICE SHARES OF THE FUND WILL BEAR, EITHER DIRECTLY OR INDIRECTLY. FOR MORE COMPLETE DESCRIPTIONS OF THE VARIOUS COSTS AND EXPENSES, SEE "FUND INFORMATION." WIRE-TRANSFERRED REDEMPTIONS OF LESS THAN $5,000 MAY BE SUBJECT TO ADDITIONAL FEES.


                        EXAMPLE                            1 year    3 years    5 years    10 years
--------------------------------------------------------   ------    -------    -------    --------
You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period.............     $4        $14        $24        $ 54




     THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



PRIME CASH OBLIGATIONS FUND

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES

--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Reference is made to the Report of Ernst & Young LLP, Independent Auditors on page 31.


                                                                   YEAR ENDED JANUARY 31,
                                                          ----------------------------------------
                                                           1997       1996       1995      1994(a)
                                                          ------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 1.00     $ 1.00     $ 1.00     $ 1.00
------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------
  Net investment income                                     0.05       0.06       0.04       0.01
------------------------------------------------------
LESS DISTRIBUTIONS
------------------------------------------------------
  Distributions from net investment income                 (0.05)     (0.06)     (0.04)     (0.01)
------------------------------------------------------    ------     ------     ------     -------
NET ASSET VALUE, END OF PERIOD                            $ 1.00     $ 1.00     $ 1.00     $ 1.00
------------------------------------------------------    ------     ------     ------     -------
TOTAL RETURN (B)                                            5.11%      5.83%      4.21%      0.99%
------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------
  Expenses                                                  0.43%      0.42%      0.37%      0.36% *
------------------------------------------------------
  Net investment income                                     5.02%      5.65%      4.05%      2.91% *
------------------------------------------------------
  Expense waiver/reimbursement (c)                          0.14%      0.08%      0.13%      0.22% *


------------------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------------------
  Net assets, end of period (000 omitted)                 $412,762   $324,474   $342,673   $350,666
------------------------------------------------------




* Computed on an annualized basis.


 (a) Reflects operations for the period from September 2, 1993 (date of initial public offering) to January 31, 1994.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.


(See Notes which are an integral part of the Financial Statements)


GENERAL INFORMATION
--------------------------------------------------------------------------------

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 16, 1992. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees has established three classes of shares known as Institutional Shares, Institutional Service Shares and Institutional Capital Shares. This prospectus relates only to Institutional Service Shares of the Fund, which are designed primarily for financial institutions, financial intermediaries and institutional investors as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term money market securities. A minimum initial investment of $1,000,000 over a one-year period is required.

The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income consistent with stability of principal and liquidity. This investment objective may be changed by the Board of Trustees without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of money market securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS. The Fund invests in high quality money market instruments that are either rated in the highest short-term rating category by one or more nationally recognized statistical rating organizations ("NRSROs") or are of comparable quality to securities having such ratings. Examples of these instruments include, but are not limited to:

     - domestic issues of corporate debt obligations, including variable rate demand notes;

     - commercial paper (including Canadian Commercial Paper and Europaper);

     - certificates of deposit, demand and time deposits, bankers' acceptances and other instruments of domestic and foreign banks and other deposit institutions ("Bank Instruments");

- short-term credit facilities;


     - asset-backed securities;

     - obligations issued or guaranteed as to payment of principal and interest by the U.S. government or one of its agencies or instrumentalities;

     - other money market instruments; and


     - obligations issued by state and local government agencies.

The Fund invests only in instruments denominated and payable in U.S. dollars.

     VARIABLE RATE DEMAND NOTES. Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

     BANK INSTRUMENTS. The Fund only invests in Bank Instruments either issued by an institution having capital, surplus and undivided profits over $100 million, or insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"). Bank Instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs"). The Fund will treat securities credit enhanced with a bank's letter of credit as Bank Instruments.


ASSET-BACKED SECURITIES. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may take the form of beneficial interests in special purpose trusts, limited partnership interests, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities often have some form of credit or liquidity enhancement, payments on the securities depend predominantly upon collections of the loans and receivables held by the issuer.

     SHORT-TERM CREDIT FACILITIES. The Fund may enter into, or acquire participations in, short-term borrowing arrangements with corporations, consisting of either a short-term revolving credit facility or a master note agreement payable upon demand. Under these arrangements, the borrower may reborrow funds during the term of the facility. The Fund treats any commitments to provide such advances as a standby commitment to purchase the borrower's notes.

REPURCHASE AGREEMENTS. Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.


REVERSE REPURCHASE AGREEMENTS. The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but does not ensure this result. However, liquid assets of the Fund, in a dollar amount sufficient to make payment for the securities to be purchased, are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies, but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid the Fund will limit their purchase, together with other illiquid securities, including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice to 10% of its net assets.

CREDIT ENHANCEMENT. Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price.


DEMAND FEATURES. The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.


LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis, or both, to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/ dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral at all times equal to at least 100% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

INVESTMENT RISKS

ECDs, ETDs, Yankee CDs, Canadian Commercial Paper, and Europaper are subject to different risks than domestic obligations of domestic banks or corporations. Examples of these risks include international economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing entity, and the possible impact of interruptions in the flow of international currency transactions. Risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping, and the public availability of information. These factors will be carefully considered by the Fund's adviser in selecting investments for the Fund.

INVESTMENT LIMITATIONS

The Fund may not:

     - borrow money, except that the Fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) from banks, or subject to specific authorization by the SEC, from funds advised by the adviser or an affiliate of the adviser, and (ii) engage in reverse repurchase agreements; provided that (i) and (ii) in combination do not exceed one-third of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may not mortgage, pledge or hypothecate any assets except in connection with such borrowings and reverse repurchase agreements and then only in amounts not exceeding one-third of the value of the Fund's total assets at the time of such borrowing; or

     - purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, (unless the Fund is in a temporary defensive position); provided that there is no limitation with respect to investments in U.S. government securities or, in bank instruments issued by domestic banks.



The above investment limitations cannot be changed without shareholder approval.


FUND INFORMATION
--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES. The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER. Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

     ADVISORY FEES. The adviser receives an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

     ADVISER'S BACKGROUND. Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the


     Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

     Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across over 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.


Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.


DISTRIBUTION OF INSTITUTIONAL SERVICE SHARES

Federated Securities Corp. is the principal distributor for Institutional Service Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

ADMINISTRATION OF THE FUND

SHAREHOLDER SERVICES. The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS. In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and


Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.


ADMINISTRATIVE SERVICES. Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:


                          AVERAGE AGGREGATE
MAXIMUM FEE                DAILY NET ASSETS
------------     ------------------------------------
   0.15%              on the first $250 million
   0.125%              on the next $250 million
   0.10%               on the next $250 million
   0.075%        on assets in excess of $750 million




The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE
--------------------------------------------------------------------------------

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Service Shares from the value of Fund assets attributable to Institutional Service Shares, and dividing the remainder by the number of Institutional Service Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

The net asset value is determined at 12:00 noon, 3:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------


Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or by check. The Fund reserves the right to reject any purchase request.

To make a purchase, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken by telephone. The minimum initial investment is $1,000,000. However, an account may be opened with a smaller amount as long as the minimum is reached within one year of opening the account. Financial institutions may impose different minimum investment requirements on their customers.

PURCHASING SHARES BY WIRE. Shares may be purchased by Federal Reserve wire by calling the Fund before 3:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) that day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to:
Prime Cash Obligations Fund-- Institutional Service Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

PURCHASING SHARES BY CHECK.  Shares may be purchased by sending a check to


Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Prime Cash Obligations Fund--Institutional Service Shares. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.

INVEST-BY-PHONE. Once an account has been opened, a shareholder may use invest-by-phone for investments if an authorization form has been filed with Federated Shareholder Services Company, the transfer agent for shares of the Fund. Approximately two weeks after sending the form to Federated Shareholder Services Company, the shareholder may call Federated Shareholder Services Company to purchase shares. Federated Shareholder Services Company will send a request for monies to the shareholder's commercial bank, savings bank, or credit union ("bank") via the Automated Clearing House. The shareholder's bank, which must be an Automated Clearing House member, will then forward the monies to Federated Shareholder Services Company. The purchase is normally entered the next business day after the initial phone request. For further information and an application, call the Fund.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES BY TELEPHONE.  Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 3:00 p.m. (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.


In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL. Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.



The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

ACCOUNT AND SHARE INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS. Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.


CAPITAL GAINS. The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.

CERTIFICATES AND CONFIRMATIONS. As transfer agent for the Fund, Federated Shareholder Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested by contacting the Fund or Federated Shareholder Services Company in writing. Monthly confirmations are sent to report all transactions as well as dividends paid during the month.

ACCOUNTS WITH LOW BALANCES. Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account, except accounts maintained by retirement plans, and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,000,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS. Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.

As of March 10, 1997, Harris Trust and Savings Bank, Chicago, organized in the state of Illinois owned 83.27% of the voting securities of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

TAX INFORMATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares.



STATE AND LOCAL TAXES

In the opinion of Houston, Donnelly & Meck, counsel to the Trust, Fund shares may be subject to personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania to the extent that the portfolio securities in the Fund would be subject to such taxes if owned directly by residents of those jurisdictions.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

OTHER CLASSES OF SHARES
--------------------------------------------------------------------------------

The Fund also offers other classes. Institutional Shares are sold at net asset value primarily to entities holding shares in an agency or fiduciary capacity, financial institutions, financial intermediaries and institutional investors and are subject to a minimum initial investment of $1,000,000. Institutional Capital Shares are sold at net asset value primarily to financial institutions, financial intermediaries and institutional investors and are subject to a minimum initial investment of $1,000,000.

All classes are subject to certain of the same expenses.

Neither Institutional Shares nor Institutional Capital Shares are distributed with a 12b-1 Plan but both are subject to shareholder services fees. Currently, Institutional Shares are accruing no shareholder services fees.

Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, the Fund advertises its yield, effective yield and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.


From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.


LAST MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------

A Special Meeting of Prime Money Market Fund, a portfolio of Lehman Brothers Institutional Funds Group Trust was held on November 13, 1996. On October 11, 1996, the record date for shareholders voting at the meeting, there were 2,468,843,605 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:


                                                                                     WITHHELD
         AGENDA ITEM                  FOR             AGAINST        ABSTAIN     AUTHORITY TO VOTE
-----------------------------  -----------------   --------------   ---------    -----------------
1. Approval of the Investment
Advisory Agreement between
Federated Management and the
Trust with respect to the
Fund                               1,286,430,982       62,006,079   4,368,976         -0-
2. Election of Trustees

John F. Donahue                    1,352,368,038        -0-            -0-              438,000
Thomas G. Bigley.............      1,352,368,038        -0-            -0-              438,000
John T. Conroy, Jr...........      1,352,368,038        -0-            -0-              438,000
William J. Copeland..........      1,352,368,038        -0-            -0-              438,000
J. Christopher Donahue.......      1,352,368,038        -0-            -0-              438,000
James E. Dowd................      1,352,368,038        -0-            -0-              438,000
Lawrence D. Ellis, M.D.......      1,352,368,038        -0-            -0-              438,000
Edward L. Flaherty, Jr.......      1,352,368,038        -0-            -0-              438,000
Peter E. Madden..............      1,352,368,038        -0-            -0-              438,000
Gregor F. Meyer..............      1,352,368,038        -0-            -0-              438,000
John E. Murray, Jr...........      1,352,368,038        -0-            -0-              438,000
Wesley W. Posvar.............      1,352,368,038        -0-            -0-              438,000
Marjorie P. Smuts............      1,352,368,038        -0-            -0-              438,000





PRIME CASH OBLIGATIONS FUND

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

--------------------------------------------------------------------------------
 (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                              YEAR ENDED JANUARY 31,
                                                    -------------------------------------------
                                                     1997        1996        1995       1994(a)
                                                    ------      ------      ------      -------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 1.00      $ 1.00      $ 1.00      $ 1.00
-----------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------
  Net investment income                               0.05        0.06        0.04        0.03
-----------------------------------------------
LESS DISTRIBUTIONS
-----------------------------------------------
  Distributions from net investment income           (0.05)      (0.06)      (0.04)      (0.03)
-----------------------------------------------     ------      ------      ------      -------
NET ASSET VALUE, END OF PERIOD                      $ 1.00      $ 1.00      $ 1.00      $ 1.00
-----------------------------------------------     ------      ------      ------      -------
TOTAL RETURN (B)                                      5.38%       6.08%       4.52%       3.14%
-----------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------
  Expenses                                            0.18%       0.17%       0.12%       0.11% *
-----------------------------------------------
  Net investment income                               5.25%       5.90%       4.30%       3.16% *
-----------------------------------------------
  Expense waiver/reimbursement (c)                    0.14%       0.08%       0.13%       0.22% *


-----------------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------------
  Net assets, end of period (000 omitted)           $1,572,912  $3,919,186  $1,538,802  $2,866,353
-----------------------------------------------





* Computed on an annualized basis.


(a) Reflects operations for the period from February 8, 1993 (date of initial public investment) to January 31, 1994.


(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.



(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.


 (See Notes which are an integral part of the Financial Statements)



PRIME CASH OBLIGATIONS FUND


FINANCIAL HIGHLIGHTS--INSTITUTIONAL CAPITAL SHARES


--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                      YEAR ENDED JANUARY 31,
                                                                   -----------------------------
                                                                    1997       1996      1995(a)
                                                                   ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD                               $ 1.00     $ 1.00     $ 1.00
---------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------
  Net investment income                                              0.05       0.06       0.02
---------------------------------------------------------------
LESS DISTRIBUTIONS
---------------------------------------------------------------
  Distributions from net investment income                          (0.05)     (0.06)     (0.02)
---------------------------------------------------------------    ------     ------     -------
NET ASSET VALUE, END OF PERIOD                                     $ 1.00     $ 1.00     $ 1.00
---------------------------------------------------------------    ------     ------     -------
TOTAL RETURN (B)                                                     5.23%      5.94%      1.66%
---------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------
  Expenses                                                           0.32%      0.32%      0.27% *
---------------------------------------------------------------
  Net investment income                                              5.00%      5.75%      4.15% *
---------------------------------------------------------------
  Expense waiver/reimbursement (c)                                   0.18%      0.08%      0.12% *


---------------------------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------------------------
  Net assets, end of period (000 omitted)                          $48,910    $11,811    $8,318
---------------------------------------------------------------




* Computed on an annualized basis.


(a) Reflects operations for the period from October 6, 1994 (date of initial public offering) to January 31, 1995.


 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.


(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.



(See Notes which are an integral part of the Financial Statements)


PRIME CASH OBLIGATIONS FUND


PORTFOLIO OF INVESTMENTS

JANUARY 31, 1997


--------------------------------------------------------------------------------


 PRINCIPAL
   AMOUNT                                                                              VALUE
------------         -----------------------------------------------------------   --------------
SHORT-TERM NOTES--7.2%
--------------------------------------------------------------------------------
                     FINANCE--AUTOMOTIVE--0.3%
                     -----------------------------------------------------------
$  3,228,536         Ford Credit Auto Owner Trust 1996-Class-B, Class A-1,
                     5.514%, 10/15/1997                                            $    3,228,535
                     -----------------------------------------------------------
   2,232,251         Nationsbank Auto Owner Trust 1996-A, Class A-1, 5.776%,
                     8/15/1997                                                          2,233,270
                     -----------------------------------------------------------   --------------
                     Total                                                              5,461,805
                     -----------------------------------------------------------   --------------
                     BANKING--0.7%
                     -----------------------------------------------------------
  14,000,000     (b) SALTS III Cayman Island Corp., (Bankers Trust
                     International, PLC Swap Agreement), 5.788%, 7/23/1997             14,000,000
                     -----------------------------------------------------------   --------------
                     BROKERAGE--2.5%
                     -----------------------------------------------------------
  50,000,000     (b) Goldman Sachs Group, LP, 5.563%, 4/28/1997                        50,000,000
                     -----------------------------------------------------------   --------------
                     FINANCE--AUTOMOTIVE--0.8%


                     -----------------------------------------------------------
  10,000,000         Ford Credit Auto Lease Trust 1996-1, Class A-1, 5.451%,
                     11/15/1997                                                         9,999,213
                     -----------------------------------------------------------
   6,000,000         WFS Financial Owner Trust 1996-D, Class A-1, 5.500%,
                     1/16/1998                                                          6,000,000
                     -----------------------------------------------------------   --------------
                     Total                                                             15,999,213
                     -----------------------------------------------------------   --------------
                     FINANCE--COMMERCIAL--2.9%
                     -----------------------------------------------------------
  10,000,000         Cargill Lease Receivables Trust 1996-A, Class A-1, 5.613%,
                     12/20/1997                                                        10,000,000
                     -----------------------------------------------------------
  10,000,000         General Electric Capital Corp., 4.915%, 2/12/1997                  9,999,895
                     -----------------------------------------------------------
  10,000,000         General Electric Capital Corp., 4.915%, 2/13/1997                  9,999,885
                     -----------------------------------------------------------
  10,000,000         General Electric Capital Corp., 4.948%, 2/10/1997                  9,999,899
                     -----------------------------------------------------------
  10,000,000         General Electric Capital Corp., 5.004%, 2/5/1997                   9,999,963
                     -----------------------------------------------------------
  10,000,000         General Electric Capital Corp., 5.080%, 2/3/1997                  10,000,009
                     -----------------------------------------------------------   --------------
                     Total                                                             59,999,651
                     -----------------------------------------------------------   --------------
                     TOTAL SHORT-TERM NOTES                                           145,460,669
                     -----------------------------------------------------------   --------------





PRIME CASH OBLIGATIONS FUND
--------------------------------------------------------------------------------


 PRINCIPAL
   AMOUNT                                                                              VALUE
------------         -----------------------------------------------------------   --------------
BANK NOTE--2.5%
--------------------------------------------------------------------------------
                     BANKING--2.5%
                     -----------------------------------------------------------
$ 50,000,000         First Union National Bank, Charlotte, N.C., 5.670%,
                     4/28/1997                                                     $   50,002,236
                     -----------------------------------------------------------   --------------
CERTIFICATES OF DEPOSIT--8.1%
--------------------------------------------------------------------------------
                     BANKING--8.1%
                     -----------------------------------------------------------
  55,000,000         Abbey National Treasury Services, PLC, (Guaranteed by Abbey
                     National Bank PLC, London), 5.410%-5.450%, 5/27/1997              54,997,205
                     -----------------------------------------------------------
  80,000,000         Banque Nationale de Paris, 5.375%, 2/27/1997                      80,000,285
                     -----------------------------------------------------------
  30,000,000         Societe Generale, Paris, 5.370%, 2/19/1997                        30,000,050
                     -----------------------------------------------------------   --------------
                     TOTAL CERTIFICATES OF DEPOSIT                                    164,997,540
                     -----------------------------------------------------------   --------------
(A) COMMERCIAL PAPER--55.3%
--------------------------------------------------------------------------------


                     BANKING--15.4%
                     -----------------------------------------------------------
  30,000,000         Abbey National N.A. Corp., (Guaranteed by Abbey National
                     Bank PLC, London), 5.402%, 3/11/1997                              29,831,217
                     -----------------------------------------------------------
 100,000,000         Bank of Nova Scotia, Toronto, 5.393%-5.434%,
                     3/6/1997-3/17/1997                                                99,447,228
                     -----------------------------------------------------------
  25,000,000         Den Danske Corp., Inc., (Guaranteed by Den Danske Bank
                     A/S), 5.530%, 7/17/1997                                           24,379,806
                     -----------------------------------------------------------
  30,000,000         Deutsche Bank Financial, Inc., (Guaranteed by Deutsche
                     Bank, AG), 5.404%, 3/12/1997                                      29,826,775
                     -----------------------------------------------------------
  36,000,000         ING US Funding, (Guaranteed by Internationale Nederlanden
                     Bank N.V.), 5.520%, 7/8/1997                                      35,156,910
                     -----------------------------------------------------------
  30,000,000         National Australia Funding, Inc., (Guaranteed by National
                     Australia Bank, Ltd., Melbourne), 5.423%, 4/17/1997               29,665,625
                     -----------------------------------------------------------
  65,000,000         Svenska Handelsbanken, Inc., (Guaranteed by Svenska
                     Handelsbanken, Stockholm), 5.406%-5.530%,
                     4/14/1997-7/25/1997                                               64,243,755
                     -----------------------------------------------------------   --------------
                     Total                                                            312,551,316
                     -----------------------------------------------------------   --------------
                     BROKERAGE--5.3%
                     -----------------------------------------------------------


 109,000,000         Merrill Lynch & Co., Inc., 5.372%-5.423%,
                     2/18/1997-4/9/1997                                               108,205,406
                     -----------------------------------------------------------   --------------





PRIME CASH OBLIGATIONS FUND
--------------------------------------------------------------------------------


 PRINCIPAL
   AMOUNT                                                                              VALUE
------------         -----------------------------------------------------------   --------------
(A) COMMERCIAL PAPER--CONTINUED
--------------------------------------------------------------------------------
                     CHEMICALS--3.4%
                     -----------------------------------------------------------
$ 70,000,000         Du Pont (E.I.) de Nemours & Co., 5.427%-5.446%,
                     2/19/1997-4/7/1997                                            $   69,468,931
                     -----------------------------------------------------------   --------------
                     ENTERTAINMENT--1.9%
                     -----------------------------------------------------------
  40,000,000         Disney (Walt) Holding Co., 5.445%, 5/1/1997                       39,475,889
                     -----------------------------------------------------------   --------------
                     FINANCE--AUTOMOTIVE--3.7%
                     -----------------------------------------------------------
  75,000,000         Ford Motor Credit Corp., 5.393%-5.457%, 2/4/1997-4/11/1997        74,479,104
                     -----------------------------------------------------------   --------------
                     FINANCE--COMMERCIAL--16.5%
                     -----------------------------------------------------------
 103,000,000         Asset Securitization Cooperative Corp., 5.404%-5.438%,
                     3/5/1997-3/18/1997                                               102,372,826
                     -----------------------------------------------------------
   5,000,000         Beta Finance, Inc., 5.402%, 3/3/1997                               4,977,792
                     -----------------------------------------------------------


  15,000,000         CIESCO, Inc., 5.575%, 4/1/1997                                    14,866,267
                     -----------------------------------------------------------
  10,000,000         CIT Group Holdings, Inc., 5.523%, 2/3/1997                         9,996,933
                     -----------------------------------------------------------
  25,000,000         CXC, Inc., 5.435%, 4/21/1997                                      24,705,396
                     -----------------------------------------------------------
  36,000,000         Corporate Asset Funding Co., Inc. (CAFCO), 5.466%, 4/9/1997       35,642,890
                     -----------------------------------------------------------
  25,325,000         Falcon Asset Securitization Corp., 5.445%, 4/16/1997              25,045,454
                     -----------------------------------------------------------
  25,000,000         General Electric Capital Corp., 5.441%, 3/10/1997                 24,863,049
                     -----------------------------------------------------------
  70,410,000         Greenwich Funding Corp., 5.384%-5.519%, 2/28/1997-4/22/1997       69,750,221
                     -----------------------------------------------------------
  24,475,000         PREFCO-Preferred Receivables Funding Co., 5.421%-5.486%,
                     2/28/1997-4/17/1997                                               24,274,741
                     -----------------------------------------------------------   --------------
                     Total                                                            336,495,569
                     -----------------------------------------------------------   --------------
                     FINANCE--RETAIL--8.6%
                     -----------------------------------------------------------
  30,000,000         American Express Credit Corp., 5.434%, 6/10/1997                  29,431,325
                     -----------------------------------------------------------
  65,000,000         Associates Corp. of North America, 5.380%-5.503%,
                     2/3/1997-2/21/1997                                                64,927,250
                     -----------------------------------------------------------
  34,000,000         McKenna Triangle National Corp., 5.377%, 2/25/1997                33,879,867
                     -----------------------------------------------------------


  47,000,000         New Center Asset Trust, A1+/P1 Series, 5.424%, 4/29/1997          46,392,329
                     -----------------------------------------------------------   --------------
                     Total                                                            174,630,771
                     -----------------------------------------------------------   --------------





PRIME CASH OBLIGATIONS FUND
--------------------------------------------------------------------------------


 PRINCIPAL
   AMOUNT                                                                              VALUE
------------         -----------------------------------------------------------   --------------
(A) COMMERCIAL PAPER--CONTINUED
--------------------------------------------------------------------------------
                     OIL & OIL FINANCE--0.5%
                     -----------------------------------------------------------
$ 10,000,000         Koch Industries, Inc., 5.583%, 2/3/1997                       $    9,996,900
                     -----------------------------------------------------------   --------------
                     TOTAL COMMERCIAL PAPER                                         1,125,303,886
                     -----------------------------------------------------------   --------------
GOVERNMENT AGENCY--0.5%
--------------------------------------------------------------------------------
                     FEDERAL HOME LOAN BANK, FLOATING RATE NOTE--0.5%
                     -----------------------------------------------------------
  10,000,000         5.480%, 5/8/1997                                                  10,001,983
                     -----------------------------------------------------------   --------------
(C) VARIABLE RATE OBLIGATIONS--6.0%
--------------------------------------------------------------------------------
                     BANKING--6.0%
                     -----------------------------------------------------------
   1,000,000         Chestnut Hills Apartments, Ltd., (Huntington National Bank,
                     Columbus, OH LOC), 5.51%, 2/6/1997                                 1,000,000
                     -----------------------------------------------------------
   7,135,000         Franklin County, OH, (Edison Wielding), (Series 1995),


                     (Huntington National Bank, Columbus, OH LOC), 5.59%,
                     2/6/1997                                                           7,135,000
                     -----------------------------------------------------------
   7,500,000         Henry County Ohio, Series 1996 Automatic Feed Project,
                     (Huntington National Bank, Columbus, OH LOC), 5.630%,
                     2/6/1997                                                           7,500,000
                     -----------------------------------------------------------
  85,000,000         SMM Trust, Series 1996-I, (Morgan Guaranty Trust Co., New
                     York Swap Agreement), 5.488%, 3/1/1997                            85,000,000
                     -----------------------------------------------------------
  20,000,000         SMM Trust, Series 1996-U, (Morgan Guaranty Trust Co., New
                     York Swap Agreement), 5.425%, 2/20/1997                           20,000,000
                     -----------------------------------------------------------
   1,250,000         TDB Realty, Ltd., (Huntington National Bank, Columbus, OH
                     LOC), 5.46%, 2/6/1997                                              1,250,000
                     -----------------------------------------------------------   --------------
                     TOTAL VARIABLE RATE OBLIGATIONS                                  121,885,000
                     -----------------------------------------------------------   --------------
TIME DEPOSIT--3.7%
--------------------------------------------------------------------------------
                     BANKING--3.7%
                     -----------------------------------------------------------
  75,000,000         Royal Bank of Canada, Montreal, 5.625%, 2/3/1997                  75,000,000
                     -----------------------------------------------------------   --------------





PRIME CASH OBLIGATIONS FUND
--------------------------------------------------------------------------------


 PRINCIPAL
   AMOUNT                                                                              VALUE
------------         -----------------------------------------------------------   --------------
(D) REPURCHASE AGREEMENTS--16.7%
--------------------------------------------------------------------------------
$104,000,000         Bear, Stearns and Co., 5.580%, dated 1/31/1997, due
                     2/3/1997                                                      $  104,000,000
                     -----------------------------------------------------------
 116,800,000         Daiwa Securities America, Inc., 5.580%, dated 1/31/1997,
                     due 2/3/1997                                                     116,800,000
                     -----------------------------------------------------------
  43,624,000         Sanwa-BGK Securities Co., L.P., 5.350%, dated 1/31/1997,
                     due 2/3/1997                                                      43,624,000
                     -----------------------------------------------------------
  75,000,000         UBS Securities, Inc., 5.530%, dated 1/31/1997, due 2/3/1997       75,000,000
                     -----------------------------------------------------------   --------------
                     TOTAL REPURCHASE AGREEMENTS                                      339,424,000
                     -----------------------------------------------------------   --------------
                     TOTAL INVESTMENTS, AT AMORTIZED COST(E)                       $2,032,075,314
                     -----------------------------------------------------------   --------------





(a) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.


 (b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At January 31, 1997, these securities amounted to $64,000,000 which represents 3.1% of net assets.


(c) Current rate and next reset date shown.



(d) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.


 (e) Also represents costs for the federal tax purposes.


Note: The categories of investments are shown as a percentage of net assets
      ($2,034,583,776) at January 31, 1997.



The following acronyms are used throughout this portfolio:


LOC  -- Letter of Credit
LP   -- Limited Partnership
PLC  -- Public Limited Company





(See Notes which are an integral part of the Financial Statements)


PRIME CASH OBLIGATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES

JANUARY 31, 1997
--------------------------------------------------------------------------------


ASSETS:
-------------------------------------------------------------------------------
Investments in repurchase agreements                             $  339,424,000
--------------------------------------------------------------
Investments in securities                                         1,692,651,314
--------------------------------------------------------------
Total investments in securities, at amortized cost and value                       $2,032,075,314
-------------------------------------------------------------------------------
Income receivable                                                                       6,931,533
-------------------------------------------------------------------------------
Receivable for shares sold                                                                847,773
-------------------------------------------------------------------------------    --------------
     Total assets                                                                   2,039,854,620
-------------------------------------------------------------------------------
LIABILITIES:
-------------------------------------------------------------------------------
Payable for shares redeemed                                               4,182
--------------------------------------------------------------
Income distribution payable                                           4,606,770
--------------------------------------------------------------
Payable to Bank                                                         395,949
--------------------------------------------------------------
Accrued expenses                                                        263,943
--------------------------------------------------------------   --------------
     Total liabilities                                                                  5,270,844
-------------------------------------------------------------------------------    --------------


NET ASSETS for 2,034,583,776 shares outstanding                                    $2,034,583,776
-------------------------------------------------------------------------------    --------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
-------------------------------------------------------------------------------
INSTITUTIONAL SHARES:
$1,572,912,843 / 1,572,912,843 shares outstanding                                           $1.00
-------------------------------------------------------------------------------    --------------
INSTITUTIONAL SERVICE SHARES:
$412,761,858 / 412,761,858 shares outstanding                                               $1.00
-------------------------------------------------------------------------------    --------------
INSTITUTIONAL CAPITAL SHARES:
$48,909,075 / 48,909,075 shares outstanding                                                 $1.00
-------------------------------------------------------------------------------    --------------




(See Notes which are an integral part of the Financial Statements)



PRIME CASH OBLIGATIONS FUND

STATEMENT OF OPERATIONS

YEAR ENDED JANUARY 31, 1997

--------------------------------------------------------------------------------


INVESTMENT INCOME:
--------------------------------------------------------------------------------------------
Interest                                                                                        $155,374,916
--------------------------------------------------------------------------------------------
EXPENSES--
--------------------------------------------------------------------------------------------
Investment advisory fee                                                          $ 5,725,774
-----------------------------------------------------------------------------
Administrative personnel and services fee                                          2,410,623
-----------------------------------------------------------------------------
Custodian fees                                                                       348,920
-----------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                             406,494
-----------------------------------------------------------------------------
Directors'/Trustees' fees                                                             53,321
-----------------------------------------------------------------------------
Auditing fees                                                                         12,615
-----------------------------------------------------------------------------
Legal fees                                                                            34,886
-----------------------------------------------------------------------------
Portfolio accounting fees                                                             54,368
-----------------------------------------------------------------------------
Share registration costs                                                              18,566
-----------------------------------------------------------------------------
Distribution services fee--Institutional Service Shares                              624,090
-----------------------------------------------------------------------------


Distribution services fee--Institutional Capital Shares                               18,885
-----------------------------------------------------------------------------
Distribution services fee--Class C Shares                                             35,124
-----------------------------------------------------------------------------
Shareholder services fee--Institutional Service Shares                               211,366
-----------------------------------------------------------------------------
Shareholder services fee--Institutional Capital Shares                                11,501
-----------------------------------------------------------------------------
Printing and postage                                                                  29,480
-----------------------------------------------------------------------------
Miscellaneous                                                                         73,495
-----------------------------------------------------------------------------    -----------
    Total expenses                                                                10,069,508
-----------------------------------------------------------------------------
Waivers--
-----------------------------------------------------------------------------
  Waiver of investment advisory fee                               $(2,154,500)
---------------------------------------------------------------
  Waiver of administrative personnel and services fee              (1,681,402)
---------------------------------------------------------------
  Waiver of custodian fees                                           (215,672)
---------------------------------------------------------------
  Waiver of shareholder services fee--Institutional Capital
    Shares                                                             (6,901)
---------------------------------------------------------------   -----------
    Total waivers                                                                 (4,058,475)
-----------------------------------------------------------------------------    -----------
         Net expenses                                                                              6,011,033


--------------------------------------------------------------------------------------------    ------------
             Net investment income                                                               149,363,883
--------------------------------------------------------------------------------------------    ------------
Net realized loss on investments                                                                    (930,171)
--------------------------------------------------------------------------------------------    ------------
         Change in net assets resulting from operations                                         $148,433,712
--------------------------------------------------------------------------------------------    ------------





(See Notes which are an integral part of the Financial Statements)


PRIME CASH OBLIGATIONS FUND

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                                    YEAR ENDED JANUARY 31,
                                                             ------------------------------------
                                                                   1997                1996
                                                             ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS:
----------------------------------------------------------
OPERATIONS--
----------------------------------------------------------
Net investment income                                        $    149,363,883    $    261,679,856
----------------------------------------------------------
Net realized gain (loss) on investments                              (930,171)           (159,065)
----------------------------------------------------------   ----------------    ----------------
     Change in net assets resulting from operations               148,433,712         261,520,791
----------------------------------------------------------   ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS--
----------------------------------------------------------
Distributions from net investment income:
----------------------------------------------------------
  Institutional Shares                                           (131,246,169)       (238,538,736)
----------------------------------------------------------
  Institutional Service Shares                                    (16,786,956)        (21,823,102)
----------------------------------------------------------
  Institutional Capital Shares                                       (861,359)           (668,435)
----------------------------------------------------------
  Class C Shares                                                     (489,156)           (649,583)


----------------------------------------------------------   ----------------    ----------------
     Change in net assets resulting from distributions to
     shareholders                                                (149,383,640)       (261,679,856)
----------------------------------------------------------   ----------------    ----------------
CAPITAL CONTRIBUTION                                                1,107,973                  --
----------------------------------------------------------   ----------------    ----------------
SHARE TRANSACTIONS--
----------------------------------------------------------
Proceeds from sale of shares                                   44,315,024,567     100,956,434,456
----------------------------------------------------------
Net asset value of shares issued to shareholders in
payment of distributions declared                                  70,429,183          96,866,406
----------------------------------------------------------
Cost of shares redeemed                                       (46,619,754,483)    (98,681,453,306)
----------------------------------------------------------   ----------------    ----------------
     Change in net assets resulting from share
       transactions                                            (2,234,300,733)      2,371,847,556
----------------------------------------------------------   ----------------    ----------------
          Change in net assets                                 (2,234,142,688)      2,371,688,491
----------------------------------------------------------
NET ASSETS:
----------------------------------------------------------
Beginning of period                                             4,268,726,464       1,897,037,973
----------------------------------------------------------   ----------------    ----------------
End of period (including undistributed net investment of
$0 and $19,757, respectively.)                               $  2,034,583,776    $  4,268,726,464
----------------------------------------------------------   ----------------    ----------------




(See Notes which are an integral part of the Financial Statements)

PRIME CASH OBLIGATIONS FUND

NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 1997

--------------------------------------------------------------------------------


(1) ORGANIZATION

Money Market Obligations Trust II (the "Trust") (formerly, Lehman Brothers Institutional Group Trust) is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of three portfolios. The financial statements included herein are only those of Prime Cash Obligations Fund (the "Fund") (formerly, Prime Money Market Fund). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide a high level of current income consistent with stability of principal and liquidity.

The Fund offers three classes of shares: Institutional Shares (formerly, Class A Shares), Institutional Service Shares (formerly, Class B Shares), and


Institutional Capital Shares (formerly, Class E Shares). As of November 15, 1996, the Fund's Class C Shares were no longer operational.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--The Fund's use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act.

     REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal

PRIME CASH OBLIGATIONS FUND

--------------------------------------------------------------------------------


     Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.


     RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.

     Additional information on each restricted security held at January 31, 1997 is as follows:


                                                                    ACQUISITION     ACQUISITION
                              SECURITY                                 DATE            COST
    -------------------------------------------------------------   -----------     -----------
    Goldman Sachs Group                                               01/27/97      $50,000,000
    Salts III Cayman Island Corp.                                     01/21/97      $14,000,000




     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest ($0.001 par value) for each class of shares.


PRIME CASH OBLIGATIONS FUND

--------------------------------------------------------------------------------

Transactions in shares were as follows:


                                                                   YEAR ENDED JANUARY 31,
                                                             -----------------------------------
                                                                  1997                1996
                                                             ---------------     ---------------
                   INSTITUTIONAL SHARES                          SHARES              SHARES
----------------------------------------------------------   ---------------     ---------------
Shares sold                                                   40,032,958,456      97,578,640,948
----------------------------------------------------------
Shares issued to shareholders in payment of distributions
declared                                                          69,513,711          95,915,354
----------------------------------------------------------
Shares redeemed                                              (42,448,889,011)    (95,294,028,189)
----------------------------------------------------------   ---------------     ---------------
     Net change resulting from Institutional Share
     transactions                                             (2,346,416,844)      2,380,528,113
----------------------------------------------------------   ---------------     ---------------



                                                                   YEAR ENDED JANUARY 31,
                                                             -----------------------------------
                                                                  1997                1996
                                                             ---------------     ---------------
               INSTITUTIONAL SERVICE SHARES                      SHARES              SHARES
----------------------------------------------------------   ---------------     ---------------
Shares sold                                                    3,521,627,120       2,718,357,901
----------------------------------------------------------
Shares issued to shareholders in payment of distributions
declared                                                              64,147             175,069
----------------------------------------------------------
Shares redeemed                                               (3,433,416,889)     (2,736,718,080)
----------------------------------------------------------   ---------------     ---------------
     Net change resulting from Institutional Service Share
     transactions                                                 88,274,378         (18,185,110)
----------------------------------------------------------   ---------------     ---------------




PRIME CASH OBLIGATIONS FUND

--------------------------------------------------------------------------------


                                                                     YEAR ENDED JANUARY 31,
                                                                --------------------------------
                                                                     1997              1996
                                                                --------------     -------------
                INSTITUTIONAL CAPITAL SHARES                        SHARES            SHARES
-------------------------------------------------------------   --------------     -------------
Shares sold                                                        730,851,647       603,114,534
-------------------------------------------------------------
Shares issued to shareholders in payment of distributions
declared                                                               756,768           668,432
-------------------------------------------------------------
Shares redeemed                                                   (694,511,244)     (600,288,961)
-------------------------------------------------------------   --------------     -------------
     Net change resulting from Institutional Capital Share
     transactions                                                   37,097,171         3,494,005
-------------------------------------------------------------   --------------     -------------



                                                                     YEAR ENDED JANUARY 31,
                                                                --------------------------------
                                                                   1997(A)             1996
                                                                --------------     -------------
                       CLASS C SHARES                               SHARES            SHARES
-------------------------------------------------------------   --------------     -------------
Shares sold                                                         29,587,344        56,321,073
-------------------------------------------------------------
Shares issued to shareholders in payment of distributions
declared                                                                94,557           107,551
-------------------------------------------------------------
Shares redeemed                                                    (42,937,339)      (50,418,076)
-------------------------------------------------------------   --------------     -------------
     Net change resulting from Capital C Share transactions        (13,255,438)        6,010,548
-------------------------------------------------------------   --------------     -------------
          Net change resulting from share transactions          (2,234,300,733)    2,371,847,556
-------------------------------------------------------------   --------------     -------------




(a) As of November 15, 1996, the Fund's Class C Shares were no longer operational.

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Federated Management became the Fund's investment adviser on November 15, 1996. Prior to November 15, 1996, Lehman Brothers Global Asset Management, Inc. (the "former Adviser") served as the Fund's investment adviser.

For the period ended January 31, 1997, the advisers earned fees as follows:


                                 AMOUNT OF       AMOUNT OF
          ADVISER               FEE EARNED      FEE WAIVED
----------------------------    -----------     -----------
Federated Management            $  911,504      $  505,519
Lehman Brothers Global Asset
  Management                    $4,814,270      $1,648,981




PRIME CASH OBLIGATIONS FUND
--------------------------------------------------------------------------------

CAPITAL CONTRIBUTION--The former Adviser made a capital contribution to the Fund on November 15, 1996, of an amount equal to the accumulated net realized loss on investments balance carried by the Fund.

This transaction resulted in a permanent book and tax difference. As such, the paid-in-capital and accumulated net realized gain/loss accounts have been adjusted accordingly. This adjustment did not affect net investment income, net realized gains/losses, or net assets.

ADMINISTRATIVE FEE--Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. FServ became the Fund's administrator on November 15, 1996. Prior to November 15, 1996, First Data Investors Services Group, Inc. ("FDISG") served as the Fund's administrator. For the period ended January 31, 1997, the administrators earned fees as follows:


                       AMOUNT OF       AMOUNT OF
  ADMINISTRATOR       FEE EARNED      FEE WAIVED
------------------    -----------     -----------
FServ                 $   30,284      $       --
FDISG                 $2,380,339      $1,681,402




DISTRIBUTION SERVICES FEE--Pursuant to Rule 12b-1 under the Act, as amended, the Fund had adopted Distribution Agreements ("Service Agreements") with institutional investors such as banks, savings and loan associations and other financial institutions with respect to the Fund's former Class B, Class C and Class E shares. All such Service Agreements were terminated effective November 15, 1996. Prior to November 15, 1996, Lehman Brothers, Inc., acted as the Fund's distributor.

SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. There is no present intention of paying or accruing the shareholder services fee for the Institutional Shares. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion. FSS became the Fund's shareholder servicing agent on November 15, 1996.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders. FSSC became the Fund's transfer and dividend disbursing agent on November 15, 1996. Prior to November 15, 1996, FDISG served as the Fund's transfer and dividend disbursing agent.


PRIME CASH OBLIGATIONS FUND

--------------------------------------------------------------------------------

For the period ended January 31, 1997 the transfer and dividend disbursing agents earned fees as follows:


   TRANSFER AND DIVIDEND        AMOUNT OF
     DISBURSING AGENT          FEE EARNED
---------------------------    -----------
FSSC                            $     920
FDISG                           $ 405,574




PORTFOLIO ACCOUNTING FEES--FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses. All portfolio accounting fees for the year ended January 31, 1997, were paid to FServ.

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

To the Shareholders and Trustees of

PRIME CASH OBLIGATIONS FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prime Cash Obligations Fund, formerly Prime Money Market Fund (a portfolio of Money Market Obligations Trust II, formerly a Portfolio of Lehman Brothers Institutional Funds Group Trust) as of January 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prime Cash Obligations Fund at January 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Pittsburgh, Pennsylvania

March 14, 1997


ADDRESSES


--------------------------------------------------------------------------------


Prime Cash Obligations Fund
                Institutional Service Shares                 Federated Investors Tower
                                                             Pittsburgh, Pennsylvania 15222-3779
------------------------------------------------------------------------------------------------

Distributor
                Federated Securities Corp.                   Federated Investors Tower
                                                             Pittsburgh, Pennsylvania 15222-3779
------------------------------------------------------------------------------------------------

Investment Adviser
                Federated Management                         Federated Investors Tower
                                                             Pittsburgh, Pennsylvania 15222-3779
------------------------------------------------------------------------------------------------

Custodian
                State Street Bank and Trust Company          P.O. Box 8600
                                                             Boston, Massachusetts 02266-8600
------------------------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent
                Federated Shareholder                        P.O. Box 8600
                Services Company                             Boston, Massachusetts 02266-8600
------------------------------------------------------------------------------------------------

Independent Auditors


                Ernst & Young LLP                            One Oxford Centre
                                                             Pittsburgh, Pennsylvania 15219
------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           PRIME CASH OBLIGATIONS
                                           FUND
                                           (FORMERLY, PRIME MONEY MARKET FUND)
                                           INSTITUTIONAL SERVICE SHARES
                                           (FORMERLY, CLASS B SHARES)
                                           PROSPECTUS

                                           A Portfolio of Money Market
                                           Obligations Trust II (formerly,
                                           Lehman Brothers
                                           Institutional Funds Group Trust), an
                                           Open-End
                                           Management Investment Company

                                           Prospectus dated March 31, 1997

LOGO
       Cusip 608912804
       G01881-04-SS (3/97)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRIME CASH OBLIGATIONS FUND
(A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST II)
(FORMERLY, PRIME MONEY MARKET FUND, A PORTFOLIO OF
LEHMAN BROTHERS INSTITUTIONAL FUNDS GROUP TRUST)
INSTITUTIONAL CAPITAL SHARES (FORMERLY, CLASS E SHARES)
PROSPECTUS

The Institutional Capital Shares (formerly, Class E Shares) of Prime Cash Obligations Fund (formerly, Prime Money Market Fund) (the "Fund") offered by this prospectus represent interests in a portfolio of Money Market Obligations Trust II (formerly, Lehman Brothers Institutional Funds Group Trust) (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests in short-term money market securities to achieve current income consistent with stability of principal and liquidity.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated March 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated March 31, 1997

TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY OF FUND EXPENSES                                                       1
------------------------------------------------------


FINANCIAL HIGHLIGHTS--
  INSTITUTIONAL CAPITAL SHARES                                                 2

------------------------------------------------------

GENERAL INFORMATION                                                            3
------------------------------------------------------

INVESTMENT INFORMATION                                                         3
------------------------------------------------------
  Investment Objective                                                         3
  Investment Policies                                                          3
  Investment Risks                                                             6
  Investment Limitations                                                       6

FUND INFORMATION                                                               7
------------------------------------------------------
  Management of the Fund                                                       7
  Distribution of Institutional Capital Shares  8
  Administration of the Fund                                                   8

NET ASSET VALUE                                                                9
------------------------------------------------------

HOW TO PURCHASE SHARES                                                         9
------------------------------------------------------

HOW TO REDEEM SHARES                                                          10
------------------------------------------------------

ACCOUNT AND SHARE INFORMATION                                                 11
------------------------------------------------------
TAX INFORMATION                                                               12
------------------------------------------------------
  Federal Income Tax                                                          12
  State and Local Taxes                                                       12

OTHER CLASSES OF SHARES                                                       12
------------------------------------------------------

PERFORMANCE INFORMATION                                                       13
------------------------------------------------------

LAST MEETING OF SHAREHOLDERS                                                  14

------------------------------------------------------


FINANCIAL HIGHLIGHTS--
  INSTITUTIONAL SHARES                                                        15

------------------------------------------------------


FINANCIAL HIGHLIGHTS--
  INSTITUTIONAL SERVICE SHARES                                                16

------------------------------------------------------


FINANCIAL STATEMENTS                                                          17

------------------------------------------------------


REPORT OF ERNST & YOUNG LLP,
  INDEPENDENT AUDITORS                                                        31

------------------------------------------------------


ADDRESSES                                                                     32

------------------------------------------------------

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

                          INSTITUTIONAL CAPITAL SHARES
                        SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)........     None
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)................................................     None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
  redemption proceeds, as applicable)................................................     None
Redemption Fee (as a percentage of amount redeemed, if applicable)...................     None
Exchange Fee.........................................................................     None
ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)
Management Fee (after waiver)(1).....................................................    0.06%
12b-1 Fee............................................................................     None
Total Other Expenses.................................................................    0.24%
  Shareholder Services Fee (after waiver)(2).................................   0.10%
Total Operating Expenses(3)..........................................................    0.30%


(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.20%.

(2) The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholders services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.


(3) The total operating expenses in the table above are based on expenses expected during the fiscal year ending January 31, 1998. The total Institutional Capital Shares operating expenses were 0.32% for fiscal year ended January 31, 1997 and would have been 0.50% absent the voluntary waivers of portions of the management, fee administrative fee, custodian fee, and shareholder services fee.



  THE PURPOSE OF THIS TABLE IS TO ASSIST AN INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT A SHAREHOLDER OF INSTITUTIONAL CAPITAL SHARES OF THE FUND WILL BEAR, EITHER DIRECTLY OR INDIRECTLY. FOR MORE COMPLETE DESCRIPTIONS OF THE VARIOUS COSTS AND EXPENSES, SEE "FUND INFORMATION." WIRE-TRANSFERRED REDEMPTIONS OF LESS THAN $5,000 MAY BE SUBJECT TO ADDITIONAL FEES.

                        EXAMPLE                            1 year    3 years    5 years    10 years
--------------------------------------------------------   ------    -------    -------    --------
You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period.............     $3        $10        $17        $ 38


  THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



PRIME CASH OBLIGATIONS FUND



FINANCIAL HIGHLIGHTS--INSTITUTIONAL CAPITAL SHARES

--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



Reference is made to the Report of Ernst & Young LLP, Independent Auditors on page 31.

                                                                      YEAR ENDED JANUARY 31,
                                                                   -----------------------------
                                                                    1997       1996      1995(a)
                                                                   ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD                               $ 1.00     $ 1.00     $ 1.00
---------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------
  Net investment income                                              0.05       0.06       0.02
---------------------------------------------------------------
LESS DISTRIBUTIONS
---------------------------------------------------------------
  Distributions from net investment income                          (0.05)     (0.06)     (0.02)
---------------------------------------------------------------    ------     ------     -------
NET ASSET VALUE, END OF PERIOD                                     $ 1.00     $ 1.00     $ 1.00
---------------------------------------------------------------    ------     ------     -------
TOTAL RETURN (B)                                                     5.23%      5.94%      1.66%
---------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------
  Expenses                                                           0.32%      0.32%      0.27% *
---------------------------------------------------------------
  Net investment income                                              5.00%      5.75%      4.15% *
---------------------------------------------------------------
  Expense waiver/reimbursement (c)                                   0.18%      0.08%      0.12% *
---------------------------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------------------------
  Net assets, end of period (000 omitted)                          $48,910    $11,811    $8,318
---------------------------------------------------------------




* Computed on an annualized basis.



(a) Reflects operations for the period from October 6, 1994 (date of initial public offering) to January 31, 1995.



(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.



(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.



(See Notes which are an integral part of the Financial Statements)



GENERAL INFORMATION
--------------------------------------------------------------------------------

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 16, 1992. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees has established three classes of shares known as Institutional Shares, Institutional Service Shares and Institutional Capital Shares. This prospectus relates only to Institutional Capital Shares of the Fund, which are designed primarily for financial institutions, financial intermediaries and institutional investors as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term money market securities. A minimum initial investment of $1,000,000 over a one-year period is required.

The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income consistent with stability of principal and liquidity. This investment objective may be changed by the Board of Trustees without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of money market securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS. The Fund invests in high quality money market instruments that are either rated in the highest short-term rating category by one or more nationally recognized statistical rating organizations ("NRSROs") or are of comparable quality to securities having such ratings. Examples of these instruments include, but are not limited to:

     - domestic issues of corporate debt obligations, including variable rate demand notes;

     - commercial paper (including Canadian Commercial Paper and Europaper);

     - certificates of deposit, demand and time deposits, bankers' acceptances and other instruments of domestic and foreign banks and other deposit institutions ("Bank Instruments");



     - short-term credit facilities;


     - asset-backed securities;

     - obligations issued or guaranteed as to payment of principal and interest by the U.S. government or one of its agencies or instrumentalities;

     - other money market instruments; and

     - obligations issued by state and local government agencies.

The Fund invests only in instruments denominated and payable in U.S. dollars.
     VARIABLE RATE DEMAND NOTES. Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

     BANK INSTRUMENTS. The Fund only invests in Bank Instruments either issued by an institution having capital, surplus and undivided profits over $100 million, or insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"). Bank Instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs"). The Fund will treat securities credit enhanced with a bank's letter of credit as Bank Instruments.


     ASSET-BACKED SECURITIES. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may take the form of beneficial interests in special purpose trusts, limited partnership interests, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities often have some form of credit or liquidity enhancement, payments on the securities depend predominantly upon collections of the loans and receivables held by the issuer.


     SHORT-TERM CREDIT FACILITIES. The Fund may enter into, or acquire participations in, short-term borrowing arrangements with corporations, consisting of either a short-term revolving credit facility or a master note agreement payable upon demand. Under these arrangements, the borrower may reborrow funds during the term of the facility. The Fund treats any commitments to provide such advances as a standby commitment to purchase the borrower's notes.

REPURCHASE AGREEMENTS. Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

REVERSE REPURCHASE AGREEMENTS. The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but does not ensure this result. However, liquid assets of the Fund, in a dollar amount sufficient to make payment for the securities to be purchased, are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies, but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid the Fund will limit their purchase, together with other illiquid securities, including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice to 10% of its net assets.

CREDIT ENHANCEMENT. Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price.

DEMAND FEATURES. The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

                                        5

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis, or both, to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/ dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral at all times equal to at least 100% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

INVESTMENT RISKS

ECDs, ETDs, Yankee CDs, Canadian Commercial Paper, and Europaper are subject to different risks than domestic obligations of domestic banks or corporations. Examples of these risks include international economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing entity, and the possible impact of interruptions in the flow of international currency transactions. Risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping, and the public availability of information. These factors will be carefully considered by the Fund's adviser in selecting investments for the Fund.

INVESTMENT LIMITATIONS

The Fund may not:

     - borrow money, except that the Fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) from banks, or subject to specific authorization by the SEC, from funds advised by the adviser or an affiliate of the adviser, and (ii) engage in reverse repurchase agreements; provided that (i) and (ii) in combination do not exceed one-third of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may not mortgage, pledge or hypothecate any assets except in connection with such borrowings and reverse repurchase agreements and then only in amounts not exceeding one-third of the value of the Fund's total assets at the time of such borrowing; or

     - purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, (unless the Fund is in a temporary defensive position);


       provided that there is no limitation with respect to investments in U.S. government securities or, in bank instruments issued by domestic banks.

The above investment limitations cannot be changed without shareholder approval.

FUND INFORMATION
--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES. The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER. Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

     ADVISORY FEES. The adviser receives an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

     ADVISER'S BACKGROUND. Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.


     Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across over 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.


Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.
DISTRIBUTION OF INSTITUTIONAL CAPITAL SHARES

Federated Securities Corp. is the principal distributor for Institutional Capital Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

ADMINISTRATION OF THE FUND

SHAREHOLDER SERVICES. The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS. In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATIVE SERVICES. Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:

                          AVERAGE AGGREGATE
MAXIMUM FEE                DAILY NET ASSETS
------------     ------------------------------------
    .15%              on the first $250 million
   .125%               on the next $250 million
    .10%               on the next $250 million
   .075%         on assets in excess of $750 million



The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE
--------------------------------------------------------------------------------

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Capital Shares from the value of Fund assets attributable to Institutional Capital Shares, and dividing the remainder by the number of Institutional Capital Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

The net asset value is determined at 12:00 noon, 3:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or by check. The Fund reserves the right to reject any purchase request.

To make a purchase, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken by telephone. The minimum initial investment is $1,000,000. However, an account may be opened with a smaller amount as long as the minimum is reached within one year of opening the account. Financial institutions may impose different minimum investment requirements on their customers.

PURCHASING SHARES BY WIRE. Shares may be purchased by Federal Reserve wire by calling the Fund before 3:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) that day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Prime Cash Obligations Fund-- Institutional Capital Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

PURCHASING SHARES BY CHECK. Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Prime Cash Obligations Fund--Institutional Capital Shares. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.


INVEST-BY-PHONE. Once an account has been opened, a shareholder may use invest-by-phone for investments if an authorization form has been filed with Federated Shareholder Services Company, the transfer agent for shares of the Fund. Approximately two weeks after sending the form to Federated Shareholder Services Company, the shareholder may call Federated Shareholder Services Company to purchase shares. Federated Shareholder Services Company will send a request for monies to the shareholder's commercial bank, savings bank, or credit union ("bank") via the Automated Clearing House. The shareholder's bank, which must be an Automated Clearing House member, will then forward the monies to Federated Shareholder Services Company. The purchase is normally entered the next business day after the initial phone request. For further information and an application, call the Fund.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES BY TELEPHONE. Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 3:00 p.m. (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL. Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

ACCOUNT AND SHARE INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS. Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.

CAPITAL GAINS. The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.

CERTIFICATES AND CONFIRMATIONS. As transfer agent for the Fund, Federated Shareholder Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested by contacting the Fund or Federated Shareholder Services Company in writing. Monthly confirmations are sent to report all transactions as well as dividends paid during the month.

ACCOUNTS WITH LOW BALANCES. Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account, except accounts maintained by retirement plans, and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,000,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS. Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.



As of March 10, 1997, Heart Special Trust Account, New York, organized in the state of New York owned 75.94% of the voting securities of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.


TAX INFORMATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares.

STATE AND LOCAL TAXES

In the opinion of Houston, Donnelly & Meck, counsel to the Trust, Fund shares may be subject to personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania to the extent that the portfolio securities in the Fund would be subject to such taxes if owned directly by residents of those jurisdictions.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

OTHER CLASSES OF SHARES
--------------------------------------------------------------------------------

The Fund also offers other classes. Institutional Shares are sold at net asset value primarily to entities holding shares in an agency or fiduciary capacity, financial institutions, financial intermediaries and institutional investors and are subject to a minimum initial investment of $1,000,000. Institutional Service Shares are sold at net asset value primarily to financial institutions, financial intermediaries and institutional investors and are subject to a minimum initial investment of $1,000,000.

All classes are subject to certain of the same expenses.

Neither Institutional Shares nor Institutional Service Shares are distributed with a 12b-1 Plan but both are subject to shareholder services fees. Currently, Institutional Shares are accruing no shareholder services fees.

Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, the Fund advertises its yield, effective yield and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.



LAST MEETING OF SHAREHOLDERS


--------------------------------------------------------------------------------
A Special Meeting of Prime Money Market Fund, a portfolio of Lehman Brothers Institutional Funds Group Trust was held on November 13, 1996. On October 11, 1996, the record date for shareholders voting at the meeting, there were 2,468,843,605 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:

                                                                                      WITHHELD
       AGENDA ITEM                 FOR             AGAINST          ABSTAIN       AUTHORITY TO VOTE
--------------------------  -----------------   --------------   -------------    -----------------
1. Approval of the
Investment Advisory
Agreement between
Federated Management and
the Trust with respect to
the Fund                        1,286,430,982     62,006,079       4,368,976           -0-

2. Election of Trustees
John F. Donahue                 1,352,368,038        -0-              -0-            438,000
Thomas G. Bigley                1,352,368,038        -0-              -0-            438,000
John T. Conroy, Jr.             1,352,368,038        -0-              -0-            438,000
William J. Copeland             1,352,368,038        -0-              -0-            438,000
J. Christopher Donahue          1,352,368,038        -0-              -0-            438,000
James E. Dowd                   1,352,368,038        -0-              -0-            438,000
Lawrence D. Ellis, M.D.         1,352,368,038        -0-              -0-            438,000
Edward L. Flaherty, Jr.         1,352,368,038        -0-              -0-            438,000
Peter E. Madden                 1,352,368,038        -0-              -0-            438,000
Gregor F. Meyer                 1,352,368,038        -0-              -0-            438,000
John E. Murray, Jr.             1,352,368,038        -0-              -0-            438,000
Wesley W. Posvar                1,352,368,038        -0-              -0-            438,000
Marjorie P. Smuts               1,352,368,038        -0-              -0-            438,000





PRIME CASH OBLIGATIONS FUND


FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              YEAR ENDED JANUARY 31,
                                                    -------------------------------------------
                                                     1997        1996        1995       1994(a)
                                                    ------      ------      ------      -------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 1.00      $ 1.00      $ 1.00      $ 1.00
-----------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------
  Net investment income                               0.05        0.06        0.04        0.03
-----------------------------------------------
LESS DISTRIBUTIONS
-----------------------------------------------
  Distributions from net investment income           (0.05)      (0.06)      (0.04)      (0.03)
-----------------------------------------------     ------      ------      ------      -------
NET ASSET VALUE, END OF PERIOD                      $ 1.00      $ 1.00      $ 1.00      $ 1.00
-----------------------------------------------     ------      ------      ------      -------
TOTAL RETURN (B)                                      5.38%       6.08%       4.52%       3.14%
-----------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------
  Expenses                                            0.18%       0.17%       0.12%       0.11% *
-----------------------------------------------
  Net investment income                               5.25%       5.90%       4.30%       3.16% *
-----------------------------------------------
  Expense waiver/reimbursement (c)                    0.14%       0.08%       0.13%       0.22% *
-----------------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------------
  Net assets, end of period (000 omitted)           $1,572,912  $3,919,186  $1,538,802  $2,866,353
-----------------------------------------------




* Computed on an annualized basis.



(a) Reflects operations for the period from February 8, 1993 (date of initial public investment) to January 31, 1994.



(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.



(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.



(See Notes which are an integral part of the Financial Statements)




PRIME CASH OBLIGATIONS FUND


FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                   YEAR ENDED JANUARY 31,
                                                          ----------------------------------------
                                                           1997       1996       1995      1994(a)
                                                          ------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 1.00     $ 1.00     $ 1.00     $ 1.00
------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------
  Net investment income                                     0.05       0.06       0.04       0.01
------------------------------------------------------
LESS DISTRIBUTIONS
------------------------------------------------------
  Distributions from net investment income                 (0.05)     (0.06)     (0.04)     (0.01)
------------------------------------------------------    ------     ------     ------     -------
NET ASSET VALUE, END OF PERIOD                            $ 1.00     $ 1.00     $ 1.00     $ 1.00
------------------------------------------------------    ------     ------     ------     -------
TOTAL RETURN (B)                                            5.11%      5.83%      4.21%      0.99%
------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------
  Expenses                                                  0.43%      0.42%      0.37%      0.36% *
------------------------------------------------------
  Net investment income                                     5.02%      5.65%      4.05%      2.91% *
------------------------------------------------------
  Expense waiver/reimbursement (c)                          0.14%      0.08%      0.13%      0.22% *
------------------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------------------
  Net assets, end of period (000 omitted)                 $412,762   $324,474   $342,673   $350,666
------------------------------------------------------




* Computed on an annualized basis.



(a) Reflects operations for the period from September 2, 1993 (date of initial public offering) to January 31, 1994.



(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.



(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.



(See Notes which are an integral part of the Financial Statements)




PRIME CASH OBLIGATIONS FUND



PORTFOLIO OF INVESTMENTS


JANUARY 31, 1997

--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                                              VALUE
------------         -----------------------------------------------------------   --------------
SHORT-TERM NOTES--7.2%
--------------------------------------------------------------------------------
                     FINANCE--AUTOMOTIVE--0.3%
                     -----------------------------------------------------------
$  3,228,536         Ford Credit Auto Owner Trust 1996-Class-B, Class A-1,
                     5.514%, 10/15/1997                                            $    3,228,535
                     -----------------------------------------------------------
   2,232,251         Nationsbank Auto Owner Trust 1996-A, Class A-1, 5.776%,
                     8/15/1997                                                          2,233,270
                     -----------------------------------------------------------   --------------
                     Total                                                              5,461,805
                     -----------------------------------------------------------   --------------
                     BANKING--0.7%
                     -----------------------------------------------------------
  14,000,000     (b) SALTS III Cayman Island Corp., (Bankers Trust
                     International, PLC Swap Agreement), 5.788%, 7/23/1997             14,000,000
                     -----------------------------------------------------------   --------------
                     BROKERAGE--2.5%
                     -----------------------------------------------------------
  50,000,000     (b) Goldman Sachs Group, LP, 5.563%, 4/28/1997                        50,000,000
                     -----------------------------------------------------------   --------------
                     FINANCE--AUTOMOTIVE--0.8%
                     -----------------------------------------------------------
  10,000,000         Ford Credit Auto Lease Trust 1996-1, Class A-1, 5.451%,
                     11/15/1997                                                         9,999,213
                     -----------------------------------------------------------
   6,000,000         WFS Financial Owner Trust 1996-D, Class A-1, 5.500%,
                     1/16/1998                                                          6,000,000
                     -----------------------------------------------------------   --------------
                     Total                                                             15,999,213
                     -----------------------------------------------------------   --------------
                     FINANCE--COMMERCIAL--2.9%
                     -----------------------------------------------------------
  10,000,000         Cargill Lease Receivables Trust 1996-A, Class A-1, 5.613%,
                     12/20/1997                                                        10,000,000
                     -----------------------------------------------------------
  10,000,000         General Electric Capital Corp., 4.915%, 2/12/1997                  9,999,895
                     -----------------------------------------------------------
  10,000,000         General Electric Capital Corp., 4.915%, 2/13/1997                  9,999,885
                     -----------------------------------------------------------
  10,000,000         General Electric Capital Corp., 4.948%, 2/10/1997                  9,999,899
                     -----------------------------------------------------------
  10,000,000         General Electric Capital Corp., 5.004%, 2/5/1997                   9,999,963
                     -----------------------------------------------------------
  10,000,000         General Electric Capital Corp., 5.080%, 2/3/1997                  10,000,009
                     -----------------------------------------------------------   --------------
                     Total                                                             59,999,651
                     -----------------------------------------------------------   --------------
                     TOTAL SHORT-TERM NOTES                                           145,460,669
                     -----------------------------------------------------------   --------------





PRIME CASH OBLIGATIONS FUND
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                                              VALUE
------------         -----------------------------------------------------------   --------------
BANK NOTE--2.5%
--------------------------------------------------------------------------------
                     BANKING--2.5%
                     -----------------------------------------------------------
$ 50,000,000         First Union National Bank, Charlotte, N.C., 5.670%,
                     4/28/1997                                                     $   50,002,236
                     -----------------------------------------------------------   --------------
CERTIFICATES OF DEPOSIT--8.1%
--------------------------------------------------------------------------------
                     BANKING--8.1%
                     -----------------------------------------------------------
  55,000,000         Abbey National Treasury Services, PLC, (Guaranteed by Abbey
                     National Bank PLC, London), 5.410%-5.450%, 5/27/1997              54,997,205
                     -----------------------------------------------------------
  80,000,000         Banque Nationale de Paris, 5.375%, 2/27/1997                      80,000,285
                     -----------------------------------------------------------
  30,000,000         Societe Generale, Paris, 5.370%, 2/19/1997                        30,000,050
                     -----------------------------------------------------------   --------------
                     TOTAL CERTIFICATES OF DEPOSIT                                    164,997,540
                     -----------------------------------------------------------   --------------
(A) COMMERCIAL PAPER--55.3%
--------------------------------------------------------------------------------
                     BANKING--15.4%
                     -----------------------------------------------------------
  30,000,000         Abbey National N.A. Corp., (Guaranteed by Abbey National
                     Bank PLC, London), 5.402%, 3/11/1997                              29,831,217
                     -----------------------------------------------------------
 100,000,000         Bank of Nova Scotia, Toronto, 5.393%-5.434%,
                     3/6/1997-3/17/1997                                                99,447,228
                     -----------------------------------------------------------
  25,000,000         Den Danske Corp., Inc., (Guaranteed by Den Danske Bank
                     A/S), 5.530%, 7/17/1997                                           24,379,806
                     -----------------------------------------------------------
  30,000,000         Deutsche Bank Financial, Inc., (Guaranteed by Deutsche
                     Bank, AG), 5.404%, 3/12/1997                                      29,826,775
                     -----------------------------------------------------------
  36,000,000         ING US Funding, (Guaranteed by Internationale Nederlanden
                     Bank N.V.), 5.520%, 7/8/1997                                      35,156,910
                     -----------------------------------------------------------
  30,000,000         National Australia Funding, Inc., (Guaranteed by National
                     Australia Bank, Ltd., Melbourne), 5.423%, 4/17/1997               29,665,625
                     -----------------------------------------------------------
  65,000,000         Svenska Handelsbanken, Inc., (Guaranteed by Svenska
                     Handelsbanken, Stockholm), 5.406%-5.530%,
                     4/14/1997-7/25/1997                                               64,243,755
                     -----------------------------------------------------------   --------------
                     Total                                                            312,551,316
                     -----------------------------------------------------------   --------------
                     BROKERAGE--5.3%
                     -----------------------------------------------------------
 109,000,000         Merrill Lynch & Co., Inc., 5.372%-5.423%,
                     2/18/1997-4/9/1997                                               108,205,406
                     -----------------------------------------------------------   --------------





PRIME CASH OBLIGATIONS FUND
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                                              VALUE
------------         -----------------------------------------------------------   --------------
(A) COMMERCIAL PAPER--CONTINUED
--------------------------------------------------------------------------------
                     CHEMICALS--3.4%
                     -----------------------------------------------------------
$ 70,000,000         Du Pont (E.I.) de Nemours & Co., 5.427%-5.446%,
                     2/19/1997-4/7/1997                                            $   69,468,931
                     -----------------------------------------------------------   --------------
                     ENTERTAINMENT--1.9%
                     -----------------------------------------------------------
  40,000,000         Disney (Walt) Holding Co., 5.445%, 5/1/1997                       39,475,889
                     -----------------------------------------------------------   --------------
                     FINANCE--AUTOMOTIVE--3.7%
                     -----------------------------------------------------------
  75,000,000         Ford Motor Credit Corp., 5.393%-5.457%, 2/4/1997-4/11/1997        74,479,104
                     -----------------------------------------------------------   --------------
                     FINANCE--COMMERCIAL--16.5%
                     -----------------------------------------------------------
 103,000,000         Asset Securitization Cooperative Corp., 5.404%-5.438%,
                     3/5/1997-3/18/1997                                               102,372,826
                     -----------------------------------------------------------
   5,000,000         Beta Finance, Inc., 5.402%, 3/3/1997                               4,977,792
                     -----------------------------------------------------------
  15,000,000         CIESCO, Inc., 5.575%, 4/1/1997                                    14,866,267
                     -----------------------------------------------------------
  10,000,000         CIT Group Holdings, Inc., 5.523%, 2/3/1997                         9,996,933
                     -----------------------------------------------------------
  25,000,000         CXC, Inc., 5.435%, 4/21/1997                                      24,705,396
                     -----------------------------------------------------------
  36,000,000         Corporate Asset Funding Co., Inc. (CAFCO), 5.466%, 4/9/1997       35,642,890
                     -----------------------------------------------------------
  25,325,000         Falcon Asset Securitization Corp., 5.445%, 4/16/1997              25,045,454
                     -----------------------------------------------------------
  25,000,000         General Electric Capital Corp., 5.441%, 3/10/1997                 24,863,049
                     -----------------------------------------------------------
  70,410,000         Greenwich Funding Corp., 5.384%-5.519%, 2/28/1997-4/22/1997       69,750,221
                     -----------------------------------------------------------
  24,475,000         PREFCO-Preferred Receivables Funding Co., 5.421%-5.486%,
                     2/28/1997-4/17/1997                                               24,274,741
                     -----------------------------------------------------------   --------------
                     Total                                                            336,495,569
                     -----------------------------------------------------------   --------------
                     FINANCE--RETAIL--8.6%
                     -----------------------------------------------------------
  30,000,000         American Express Credit Corp., 5.434%, 6/10/1997                  29,431,325
                     -----------------------------------------------------------
  65,000,000         Associates Corp. of North America, 5.380%-5.503%,
                     2/3/1997-2/21/1997                                                64,927,250
                     -----------------------------------------------------------
  34,000,000         McKenna Triangle National Corp., 5.377%, 2/25/1997                33,879,867
                     -----------------------------------------------------------
  47,000,000         New Center Asset Trust, A1+/P1 Series, 5.424%, 4/29/1997          46,392,329
                     -----------------------------------------------------------   --------------
                     Total                                                            174,630,771
                     -----------------------------------------------------------   --------------





PRIME CASH OBLIGATIONS FUND
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                                              VALUE
------------         -----------------------------------------------------------   --------------
(A) COMMERCIAL PAPER--CONTINUED
--------------------------------------------------------------------------------
                     OIL & OIL FINANCE--0.5%
                     -----------------------------------------------------------
$ 10,000,000         Koch Industries, Inc., 5.583%, 2/3/1997                       $    9,996,900
                     -----------------------------------------------------------   --------------
                     TOTAL COMMERCIAL PAPER                                         1,125,303,886
                     -----------------------------------------------------------   --------------
GOVERNMENT AGENCY--0.5%
--------------------------------------------------------------------------------
                     FEDERAL HOME LOAN BANK, FLOATING RATE NOTE--0.5%
                     -----------------------------------------------------------
  10,000,000         5.480%, 5/8/1997                                                  10,001,983
                     -----------------------------------------------------------   --------------
(C) VARIABLE RATE OBLIGATIONS--6.0%
--------------------------------------------------------------------------------
                     BANKING--6.0%
                     -----------------------------------------------------------
   1,000,000         Chestnut Hills Apartments, Ltd., (Huntington National Bank,
                     Columbus, OH LOC), 5.51%, 2/6/1997                                 1,000,000
                     -----------------------------------------------------------
   7,135,000         Franklin County, OH, (Edison Wielding), (Series 1995),
                     (Huntington National Bank, Columbus, OH LOC), 5.59%,
                     2/6/1997                                                           7,135,000
                     -----------------------------------------------------------
   7,500,000         Henry County Ohio, Series 1996 Automatic Feed Project,
                     (Huntington National Bank, Columbus, OH LOC), 5.630%,
                     2/6/1997                                                           7,500,000
                     -----------------------------------------------------------
  85,000,000         SMM Trust, Series 1996-I, (Morgan Guaranty Trust Co., New
                     York Swap Agreement), 5.488%, 3/1/1997                            85,000,000
                     -----------------------------------------------------------
  20,000,000         SMM Trust, Series 1996-U, (Morgan Guaranty Trust Co., New
                     York Swap Agreement), 5.425%, 2/20/1997                           20,000,000
                     -----------------------------------------------------------
   1,250,000         TDB Realty, Ltd., (Huntington National Bank, Columbus, OH
                     LOC), 5.46%, 2/6/1997                                              1,250,000
                     -----------------------------------------------------------   --------------
                     TOTAL VARIABLE RATE OBLIGATIONS                                  121,885,000
                     -----------------------------------------------------------   --------------
TIME DEPOSIT--3.7%
--------------------------------------------------------------------------------
                     BANKING--3.7%
                     -----------------------------------------------------------
  75,000,000         Royal Bank of Canada, Montreal, 5.625%, 2/3/1997                  75,000,000
                     -----------------------------------------------------------   --------------





PRIME CASH OBLIGATIONS FUND
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                                              VALUE
------------         -----------------------------------------------------------   --------------
(D) REPURCHASE AGREEMENTS--16.7%
--------------------------------------------------------------------------------
$104,000,000         Bear, Stearns and Co., 5.580%, dated 1/31/1997, due
                     2/3/1997                                                      $  104,000,000
                     -----------------------------------------------------------
 116,800,000         Daiwa Securities America, Inc., 5.580%, dated 1/31/1997,
                     due 2/3/1997                                                     116,800,000
                     -----------------------------------------------------------
  43,624,000         Sanwa-BGK Securities Co., L.P., 5.350%, dated 1/31/1997,
                     due 2/3/1997                                                      43,624,000
                     -----------------------------------------------------------
  75,000,000         UBS Securities, Inc., 5.530%, dated 1/31/1997, due 2/3/1997       75,000,000
                     -----------------------------------------------------------   --------------
                     TOTAL REPURCHASE AGREEMENTS                                      339,424,000
                     -----------------------------------------------------------   --------------
                     TOTAL INVESTMENTS, AT AMORTIZED COST(E)                       $2,032,075,314
                     -----------------------------------------------------------   --------------




(a) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.



(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At January 31, 1997, these securities amounted to $64,000,000 which represents 3.1% of net assets.



(c) Current rate and next reset date shown.



(d) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.



(e) Also represents costs for the federal tax purposes.



Note: The categories of investments are shown as a percentage of net assets
      ($2,034,583,776) at January 31, 1997.


The following acronyms are used throughout this portfolio:

LOC  -- Letter of Credit
LP   -- Limited Partnership
PLC  -- Public Limited Company




(See Notes which are an integral part of the Financial Statements)




PRIME CASH OBLIGATIONS FUND



STATEMENT OF ASSETS AND LIABILITIES


JANUARY 31, 1997

--------------------------------------------------------------------------------

ASSETS:
-------------------------------------------------------------------------------
Investments in repurchase agreements                             $  339,424,000
--------------------------------------------------------------
Investments in securities                                         1,692,651,314
--------------------------------------------------------------
Total investments in securities, at amortized cost and value                       $2,032,075,314
-------------------------------------------------------------------------------
Income receivable                                                                       6,931,533
-------------------------------------------------------------------------------
Receivable for shares sold                                                                847,773
-------------------------------------------------------------------------------    --------------
     Total assets                                                                   2,039,854,620
-------------------------------------------------------------------------------
LIABILITIES:
-------------------------------------------------------------------------------
Payable for shares redeemed                                               4,182
--------------------------------------------------------------
Income distribution payable                                           4,606,770
--------------------------------------------------------------
Payable to Bank                                                         395,949
--------------------------------------------------------------
Accrued expenses                                                        263,943
--------------------------------------------------------------   --------------
     Total liabilities                                                                  5,270,844
-------------------------------------------------------------------------------    --------------
NET ASSETS for 2,034,583,776 shares outstanding                                    $2,034,583,776
-------------------------------------------------------------------------------    --------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
-------------------------------------------------------------------------------
INSTITUTIONAL SHARES:
$1,572,912,843 / 1,572,912,843 shares outstanding                                           $1.00
-------------------------------------------------------------------------------    --------------
INSTITUTIONAL SERVICE SHARES:
$412,761,858 / 412,761,858 shares outstanding                                               $1.00
-------------------------------------------------------------------------------    --------------
INSTITUTIONAL CAPITAL SHARES:
$48,909,075 / 48,909,075 shares outstanding                                                 $1.00
-------------------------------------------------------------------------------    --------------




(See Notes which are an integral part of the Financial Statements)




PRIME CASH OBLIGATIONS FUND



STATEMENT OF OPERATIONS


YEAR ENDED JANUARY 31, 1997

--------------------------------------------------------------------------------

INVESTMENT INCOME:
--------------------------------------------------------------------------------------------
Interest                                                                                        $155,374,916
--------------------------------------------------------------------------------------------
EXPENSES--
--------------------------------------------------------------------------------------------
Investment advisory fee                                                          $ 5,725,774
-----------------------------------------------------------------------------
Administrative personnel and services fee                                          2,410,623
-----------------------------------------------------------------------------
Custodian fees                                                                       348,920
-----------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                             406,494
-----------------------------------------------------------------------------
Directors'/Trustees' fees                                                             53,321
-----------------------------------------------------------------------------
Auditing fees                                                                         12,615
-----------------------------------------------------------------------------
Legal fees                                                                            34,886
-----------------------------------------------------------------------------
Portfolio accounting fees                                                             54,368
-----------------------------------------------------------------------------
Share registration costs                                                              18,566
-----------------------------------------------------------------------------
Distribution services fee--Institutional Service Shares                              624,090
-----------------------------------------------------------------------------
Distribution services fee--Institutional Capital Shares                               18,885
-----------------------------------------------------------------------------
Distribution services fee--Class C Shares                                             35,124
-----------------------------------------------------------------------------
Shareholder services fee--Institutional Service Shares                               211,366
-----------------------------------------------------------------------------
Shareholder services fee--Institutional Capital Shares                                11,501
-----------------------------------------------------------------------------
Printing and postage                                                                  29,480
-----------------------------------------------------------------------------
Miscellaneous                                                                         73,495
-----------------------------------------------------------------------------    -----------
    Total expenses                                                                10,069,508
-----------------------------------------------------------------------------
Waivers--
-----------------------------------------------------------------------------
  Waiver of investment advisory fee                               $(2,154,500)
---------------------------------------------------------------
  Waiver of administrative personnel and services fee              (1,681,402)
---------------------------------------------------------------
  Waiver of custodian fees                                           (215,672)
---------------------------------------------------------------
  Waiver of shareholder services fee--Institutional Capital
    Shares                                                             (6,901)
---------------------------------------------------------------   -----------
    Total waivers                                                                 (4,058,475)
-----------------------------------------------------------------------------    -----------
         Net expenses                                                                              6,011,033
--------------------------------------------------------------------------------------------    ------------
             Net investment income                                                               149,363,883
--------------------------------------------------------------------------------------------    ------------
Net realized loss on investments                                                                    (930,171)
--------------------------------------------------------------------------------------------    ------------
         Change in net assets resulting from operations                                         $148,433,712
--------------------------------------------------------------------------------------------    ------------




(See Notes which are an integral part of the Financial Statements)




PRIME CASH OBLIGATIONS FUND



STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                    YEAR ENDED JANUARY 31,
                                                             ------------------------------------
                                                                   1997                1996
                                                             ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS:
----------------------------------------------------------
OPERATIONS--
----------------------------------------------------------
Net investment income                                        $    149,363,883    $    261,679,856
----------------------------------------------------------
Net realized gain (loss) on investments                              (930,171)           (159,065)
----------------------------------------------------------   ----------------    ----------------
     Change in net assets resulting from operations               148,433,712         261,520,791
----------------------------------------------------------   ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS--
----------------------------------------------------------
Distributions from net investment income:
----------------------------------------------------------
  Institutional Shares                                           (131,246,169)       (238,538,736)
----------------------------------------------------------
  Institutional Service Shares                                    (16,786,956)        (21,823,102)
----------------------------------------------------------
  Institutional Capital Shares                                       (861,359)           (668,435)
----------------------------------------------------------
  Class C Shares                                                     (489,156)           (649,583)
----------------------------------------------------------   ----------------    ----------------
     Change in net assets resulting from distributions to
     shareholders                                                (149,383,640)       (261,679,856)
----------------------------------------------------------   ----------------    ----------------
CAPITAL CONTRIBUTION                                                1,107,973                  --
----------------------------------------------------------   ----------------    ----------------
SHARE TRANSACTIONS--
----------------------------------------------------------
Proceeds from sale of shares                                   44,315,024,567     100,956,434,456
----------------------------------------------------------
Net asset value of shares issued to shareholders in
payment of distributions declared                                  70,429,183          96,866,406
----------------------------------------------------------
Cost of shares redeemed                                       (46,619,754,483)    (98,681,453,306)
----------------------------------------------------------   ----------------    ----------------
     Change in net assets resulting from share
       transactions                                            (2,234,300,733)      2,371,847,556
----------------------------------------------------------   ----------------    ----------------
          Change in net assets                                 (2,234,142,688)      2,371,688,491
----------------------------------------------------------
NET ASSETS:
----------------------------------------------------------
Beginning of period                                             4,268,726,464       1,897,037,973
----------------------------------------------------------   ----------------    ----------------
End of period (including undistributed net investment of
$0 and $19,757, respectively.)                               $  2,034,583,776    $  4,268,726,464
----------------------------------------------------------   ----------------    ----------------




(See Notes which are an integral part of the Financial Statements)




PRIME CASH OBLIGATIONS FUND



NOTES TO FINANCIAL STATEMENTS


JANUARY 31, 1997

--------------------------------------------------------------------------------


(1) ORGANIZATION



Money Market Obligations Trust II (the "Trust") (formerly, Lehman Brothers Institutional Funds Group Trust) is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of three portfolios. The financial statements included herein are only those of Prime Cash Obligations Fund (the "Fund") (formerly, Prime Money Market Fund). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide a high level of current income consistent with stability of principal and liquidity.



The Fund offers three classes of shares: Institutional Shares (formerly, Class A Shares), Institutional Service Shares (formerly, Class B Shares), and Institutional Capital Shares (formerly, Class E Shares). As of November 15, 1996, the Fund's Class C Shares were no longer operational.



(2) SIGNIFICANT ACCOUNTING POLICIES



The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.



     INVESTMENT VALUATIONS--The Fund's use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act.



     REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.



     The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.



     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal




PRIME CASH OBLIGATIONS FUND

--------------------------------------------------------------------------------


     Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.



     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.



     RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.



     Additional information on each restricted security held at January 31, 1997 is as follows:

                                                                    ACQUISITION     ACQUISITION
                              SECURITY                                 DATE            COST
    -------------------------------------------------------------   -----------     -----------
    Goldman Sachs Group                                               01/27/97      $50,000,000
    Salts III Cayman Island Corp.                                     01/21/97      $14,000,000




     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.



     OTHER--Investment transactions are accounted for on the trade date.



(3) SHARES OF BENEFICIAL INTEREST



The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest ($0.001 par value) for each class of shares.




PRIME CASH OBLIGATIONS FUND

--------------------------------------------------------------------------------


Transactions in shares were as follows:

                                                                   YEAR ENDED JANUARY 31,
                                                             -----------------------------------
                                                                  1997                1996
                                                             ---------------     ---------------
                   INSTITUTIONAL SHARES                          SHARES              SHARES
----------------------------------------------------------   ---------------     ---------------
Shares sold                                                   40,032,958,456      97,578,640,948
----------------------------------------------------------
Shares issued to shareholders in payment of distributions
declared                                                          69,513,711          95,915,354
----------------------------------------------------------
Shares redeemed                                              (42,448,889,011)    (95,294,028,189)
----------------------------------------------------------   ---------------     ---------------
     Net change resulting from Institutional Share
     transactions                                             (2,346,416,844)      2,380,528,113
----------------------------------------------------------   ---------------     ---------------

                                                                   YEAR ENDED JANUARY 31,
                                                             -----------------------------------
                                                                  1997                1996
                                                             ---------------     ---------------
               INSTITUTIONAL SERVICE SHARES                      SHARES              SHARES
----------------------------------------------------------   ---------------     ---------------
Shares sold                                                    3,521,627,120       2,718,357,901
----------------------------------------------------------
Shares issued to shareholders in payment of distributions
declared                                                              64,147             175,069
----------------------------------------------------------
Shares redeemed                                               (3,433,416,889)     (2,736,718,080)
----------------------------------------------------------   ---------------     ---------------
     Net change resulting from Institutional Service Share
     transactions                                                 88,274,378         (18,185,110)
----------------------------------------------------------   ---------------     ---------------





PRIME CASH OBLIGATIONS FUND

--------------------------------------------------------------------------------

                                                                     YEAR ENDED JANUARY 31,
                                                                --------------------------------
                                                                     1997              1996
                                                                --------------     -------------
                INSTITUTIONAL CAPITAL SHARES                        SHARES            SHARES
-------------------------------------------------------------   --------------     -------------
Shares sold                                                        730,851,647       603,114,534
-------------------------------------------------------------
Shares issued to shareholders in payment of distributions
declared                                                               756,768           668,432
-------------------------------------------------------------
Shares redeemed                                                   (694,511,244)     (600,288,961)
-------------------------------------------------------------   --------------     -------------
     Net change resulting from Institutional Capital Share
     transactions                                                   37,097,171         3,494,005
-------------------------------------------------------------   --------------     -------------

                                                                     YEAR ENDED JANUARY 31,
                                                                --------------------------------
                                                                   1997(A)             1996
                                                                --------------     -------------
                       CLASS C SHARES                               SHARES            SHARES
-------------------------------------------------------------   --------------     -------------
Shares sold                                                         29,587,344        56,321,073
-------------------------------------------------------------
Shares issued to shareholders in payment of distributions
declared                                                                94,557           107,551
-------------------------------------------------------------
Shares redeemed                                                    (42,937,339)      (50,418,076)
-------------------------------------------------------------   --------------     -------------
     Net change resulting from Capital C Share transactions        (13,255,438)        6,010,548
-------------------------------------------------------------   --------------     -------------
          Net change resulting from share transactions          (2,234,300,733)    2,371,847,556
-------------------------------------------------------------   --------------     -------------




(a) As of November 15, 1996, the Fund's Class C Shares were no longer operational.



(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES



INVESTMENT ADVISORY FEE--Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.



Federated Management became the Fund's investment adviser on November 15, 1996. Prior to November 15, 1996, Lehman Brothers Global Asset Management, Inc. (the "former Adviser") served as the Fund's investment adviser.



For the period ended January 31, 1997, the advisers earned fees as follows:

                                 AMOUNT OF       AMOUNT OF
          ADVISER               FEE EARNED      FEE WAIVED
----------------------------    -----------     -----------
Federated Management            $  911,504      $  505,519
Lehman Brothers Global Asset
  Management                    $4,814,270      $1,648,981





PRIME CASH OBLIGATIONS FUND

--------------------------------------------------------------------------------


CAPITAL CONTRIBUTION--The former Adviser made a capital contribution to the Fund on November 15, 1996, of an amount equal to the accumulated net realized loss on investments balance carried by the Fund.



This transaction resulted in a permanent book and tax difference. As such, the paid-in-capital and accumulated net realized gain/loss accounts have been adjusted accordingly. This adjustment did not affect net investment income, net realized gains/losses, or net assets.



ADMINISTRATIVE FEE--Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. FServ became the Fund's administrator on November 15, 1996. Prior to November 15, 1996, First Data Investors Services Group, Inc. ("FDISG") served as the Fund's administrator. For the period ended January 31, 1997, the administrators earned fees as follows:

                       AMOUNT OF       AMOUNT OF
  ADMINISTRATOR       FEE EARNED      FEE WAIVED
------------------    -----------     -----------
FServ                 $   30,284      $       --
FDISG                 $2,380,339      $1,681,402




DISTRIBUTION SERVICES FEE--Pursuant to Rule 12b-1 under the Act, as amended, the Fund had adopted Distribution Agreements ("Service Agreements") with institutional investors such as banks, savings and loan associations and other financial institutions with respect to the Fund's former Class B, Class C and Class E shares. All such Service Agreements were terminated effective November 15, 1996. Prior to November 15, 1996, Lehman Brothers, Inc., acted as the Fund's distributor.



SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. There is no present intention of paying or accruing the shareholder services fee for the Institutional Shares. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion. FSS became the Fund's shareholder servicing agent on November 15, 1996.



TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders. FSSC became the Fund's transfer and dividend disbursing agent on November 15, 1996. Prior to November 15, 1996, FDISG served as the Fund's transfer and dividend disbursing agent.




PRIME CASH OBLIGATIONS FUND

--------------------------------------------------------------------------------


For the period ended January 31, 1997 the transfer and dividend disbursing agents earned fees as follows:

   TRANSFER AND DIVIDEND        AMOUNT OF
     DISBURSING AGENT          FEE EARNED
---------------------------    -----------
FSSC                            $     920
FDISG                           $ 405,574




PORTFOLIO ACCOUNTING FEES--FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses. All portfolio accounting fees for the year ended January 31, 1997, were paid to FServ.



GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.




REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

--------------------------------------------------------------------------------


To the Shareholders and Trustees of


PRIME CASH OBLIGATIONS FUND:



We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prime Cash Obligations Fund, formerly Prime Money Market Fund (a portfolio of Money Market Obligations Trust II, formerly a Portfolio of Lehman Brothers Institutional Funds Group Trust) as of January 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prime Cash Obligations Fund at January 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



                                                               ERNST & YOUNG LLP



Pittsburgh, Pennsylvania


March 14, 1997



ADDRESSES
--------------------------------------------------------------------------------

Prime Cash Obligations Fund
                Institutional Capital Shares                 Federated Investors Tower
                                                             Pittsburgh, Pennsylvania 15222-3779
------------------------------------------------------------------------------------------------

Distributor
                Federated Securities Corp.                   Federated Investors Tower
                                                             Pittsburgh, Pennsylvania 15222-3779
------------------------------------------------------------------------------------------------

Investment Adviser
                Federated Management                         Federated Investors Tower
                                                             Pittsburgh, Pennsylvania 15222-3779
------------------------------------------------------------------------------------------------

Custodian
                State Street Bank and Trust Company          P.O. Box 8600
                                                             Boston, Massachusetts 02266-8600
------------------------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent
                Federated Shareholder                        P.O. Box 8600
                Services Company                             Boston, Massachusetts 02266-8600
------------------------------------------------------------------------------------------------

Independent Auditors
                Ernst & Young LLP                            One Oxford Centre
                                                             Pittsburgh, Pennsylvania 15219
------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           PRIME CASH OBLIGATIONS
                                           FUND
                                           (FORMERLY, PRIME MONEY MARKET FUND)
                                           INSTITUTIONAL CAPITAL SHARES
                                           (FORMERLY, CLASS E SHARES)
                                           PROSPECTUS

                                           A Portfolio of Money Market
                                           Obligations Trust II (formerly,
                                           Lehman Brothers
                                           Institutional Funds Group Trust), an
                                           Open-End
                                           Management Investment Company

                                           Prospectus dated March 31, 1997

LOGO
       Cusip 608912887
       G01881-08-(3/97)

                         PRIME CASH OBLIGATIONS FUND
              (A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST II)
      (FORMERLY, PRIME MONEY MARKET FUND, A PORTFOLIO OF LEHMAN BROTHERS
                       INSTITUTIONAL FUNDS GROUP TRUST)
               INSTITUTIONAL SHARES (FORMERLY, CLASS A SHARES)
           INSTITUTIONAL SERVICE SHARES (FORMERLY, CLASS B SHARES)
           INSTITUTIONAL CAPITAL SHARES (FORMERLY, CLASS E SHARES)
                     STATEMENT OF ADDITIONAL INFORMATION
   This Statement of Additional Information should be read with the prospectus(es) of Prime Cash Obligations Fund (formerly, Prime Money Market Fund) (the ``Fund'), a portfolio of Money Market Obligations Trust II (formerly, Lehman Brothers Institutional Funds Group Trust) (the ``Trust') dated March 31, 1997. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.
   FEDERATED INVESTORS TOWER
   PITTSBURGH, PA 15222-3779
                        Statement dated March 31, 1997


FEDERATED INVESTORS
Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the Funds and is a subsidiary of Federated Investors.
Cusip 608912705
Cusip 608912804
Cusip 608912887
G01881-11 (3/97)


FUND HISTORY                                   1

INVESTMENT POLICIES                            1

 Acceptable Investments                        1
 U.S. Government Securities                    1
 Bank Instruments                              1
 Ratings                                       1
 Municipal Securities                          1
 When-Issued and Delayed Delivery Transactions 2
 Repurchase Agreements                         2
 Reverse Repurchase Agreements                 2
 Restricted and Illiquid Securities            2
 Credit Enhancement                            2
 Lending of Portfolio Securities               2
INVESTMENT LIMITATIONS                         3

 Regulatory Compliance                         4
MONEY MARKET OBLIGATIONS TRUST II MANAGEMENT   4

 Share Ownership                               8
 Trustee Compensation                          8
 Trustee Liability                             9
INVESTMENT ADVISORY SERVICES                  10

 Investment Adviser                           10
 Advisory Fees                                10
BROKERAGE TRANSACTIONS                        10

OTHER SERVICES                                10

 Fund Administration                          11


 Custodian and Portfolio Accountant           11
 Transfer Agent                               11
 Independent  Auditors                        11
DETERMINING NET ASSET VALUE                   11

 Shareholder Services                         11
REDEMPTION IN KIND                            12

MASSACHUSETTS PARTNERSHIP LAW                 12

THE FUND'S TAX STATUS                         12

PERFORMANCE INFORMATION                       12

 Yield                                        12
 Effective Yield                              13
 Total Return                                 13
 Performance Comparisons                      13
 Economic and Market Information              14
ABOUT FEDERATED INVESTORS                     14

 Mutual Fund Market                           14
 Institutional Clients                        14
 Bank Marketing                               14
 Broker/Dealers and Bank Broker/Dealer
   Subsidiaries                               14
APPENDIX                                      15


FUND HISTORY

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 16, 1992. On November 15, 1996, the Board of Trustees (`Trustees'') changed the name of the Trust from `Lehman Brothers Institutional Funds Group Trust'' to ``Money Market Obligations Trust II''and the name of the Fund from ``Prime Money Market Fund''to ``Prime Cash Obligations Fund.''
Shares of the Fund are offered in three classes, known as Institutional Shares, Institutional Service Shares and Institutional Capital Shares (individually and collectively referred to as `Shares,'' as the context may require). This Statement of Additional Information relates to the above-referenced Shares of the Fund.
INVESTMENT POLICIES

Unless indicated otherwise, the policies described below may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective. ACCEPTABLE INVESTMENTS
When determining whether a security presents minimal credit risks, the investment adviser will consider the creditworthiness of: the issuer of the security; the issuer of any demand feature applicable to the security; or any guarantor of either the security or any demand feature.
U.S. GOVERNMENT SECURITIES
The types of U.S. government securities in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:


     othe full faith and credit of the U.S. Treasury;
     othe issuer's right to borrow from the U.S. Treasury;
     othe discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or othe credit of the agency or instrumentality issuing the obligations.
BANK INSTRUMENTS
The instruments of banks and savings associations whose deposits are insured by the Bank Insurance Fund (`BIF'') or the Savings Association Insurance Fund (`SAIF''), such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances, are not necessarily guaranteed by those organizations. In addition to domestic bank instruments, the Fund may invest in: Eurodollar Certificates of Deposit issued by foreign branches of U.S. or foreign banks; Eurodollar Time Deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; Canadian Time Deposits, which are U.S. dollar-denominated deposits issued by branches of major Canadian banks located in the United States; and Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States.
RATINGS
An NRSRO's highest rating category is determined without regard for sub-categories and gradations. For example, securities rated A-1 or A-1+ by Standard & Poor's Ratings Group (`S&P''), Prime-1 by Moody's Investors Service, Inc. (`Moody's''), or F-1 (+ or -) by Fitch Investors Service, Inc. (`Fitch'') are all considered rated in the highest short-term rating category. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in the highest short-term rating category; currently, such securities must be rated by two NRSROs in their highest rating category. See `Regulatory Compliance.''
MUNICIPAL SECURITIES
As stated in the Fund's Prospectus, the Fund may invest in obligations issued by state and local government entities. Municipal securities are issued by various public entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are considered to be municipal securities and may be purchased by the Fund. Dividends paid by the Fund that are derived from interest on such municipal securities would be taxable to the Fund's investors for federal income tax purposes.
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund in a dollar amount sufficient to make payment for the securities to be purchased are: segregated on the Fund`s records at the trade date; marked to market daily; and maintained until the transaction is settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.
REPURCHASE AGREEMENTS
The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.
REVERSE REPURCHASE AGREEMENTS
The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but does not ensure this result. However, liquid assets of the Fund, in a dollar amount sufficient to make payment for the securities to be purchased, are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled.
RESTRICTED AND ILLIQUID SECURITIES
The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933.
Section 4(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Fund's investment adviser, as liquid and not subject to the investment limitation applicable to illiquid securities.
CREDIT ENHANCEMENT
The Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the `credit enhancer''), rather than the issuer. Generally, the Fund will not treat credit-enhanced securities as being issued by the credit enhancer for diversification purposes. However, under certain circumstances applicable regulations may require the Fund to treat securities as having been issued by both the issuer and the credit enhancer.
LENDING OF PORTFOLIO SECURITIES
The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.
INVESTMENT LIMITATIONS

DIVERSIFICATION OF INVESTMENTS
The Fund may not purchase securities of any one issuer if as a result more than 5% of the value of the Fund's assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation and provided that there is no limitation with respect to investments in U.S. government securities.
ISSUING SENIOR SECURITIES, BORROWING MONEY AND PLEDGING ASSETS
The Fund may not borrow money, except that the Fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) from banks or, subject to specific authorization by the SEC, from funds advised by the adviser or an affiliate of the adviser, and (ii) engage in reverse repurchase agreements; provided that (i) and (ii) in combination do not exceed one-third of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may not mortgage, pledge, or hypothecate its assets except in connection with such borrowings and reverse repurchase agreements and then only in amounts not exceeding one-third of the value of the Fund's total assets.
Additional investments will not be made when borrowings exceed 5% of the Fund's assets.
CONCENTRATION OF INVESTMENTS
The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activivites in the same industry, (unless the Fund is in a temporary defensive position); provided that there is no limitation with respect to investments in U.S. government securities or, in bank instruments issued by domestic banks.
LENDING CASH OR SECURITIES
The Fund may not make loans, except that the Fund may (i) purchase or hold debt obligations in accordance with its investment objective and policies,
(ii) enter into repurchase agreements for securities, (iii) lend portfolio securities as described in the prospectus, and (iv) subject to specific authorization by the SEC, lend money to other funds advised by the adviser or an affiliate of the adviser.
UNDERWRITING
The Fund may not act as an underwriter of securities, except insofar as the Fund may be deemed an underwriter under applicable securities laws in selling portfolio securities.
INVESTING IN REAL ESTATE
The Fund may not purchase or sell real estate or real estate limited partnerships, provided that the Fund may purchase securities of issuers which invest in real estate or interests therein.
INVESTING IN COMMODITIES AND MINERALS
The Fund may not purchase or sell commodities contracts, or invest in oil, gas or mineral exploration or development programs or in mineral leases. The above limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.


INVESTING IN ILLIQUID SECURITIES
The Fund will not invest more than 10% of the value of its net assets in illiquid securities including repurchase agreements providing for settlement in more than seven days after notice.
SELLING SHORT AND BUYING ON MARGIN
The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as are necessary for clearance of transactions.


INVESTING IN OPTIONS
The Fund will not invest in puts, calls, straddles, spreads, or any combination of them.
INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
The Fund will not acquire more than 3% of the total outstanding securities of other investment companies, except as part of a merger, consolidation, or other acquisition.
INVESTING IN NEW ISSUERS
The Fund will not invest more than 15% of the value of its total assets in securities of companies (including predecessors) with less than three years of continuous operation.
REGULATORY COMPLIANCE
The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. For example, with limited exceptions, Rule 2a-7 prohibits the investment of more than 5% of the Fund's total assets in the securities of any one issuer, although the Fund's investment limitation only requires such 5% diversification with respect to 75% of its assets. The Fund will invest more than 5% of its assets in any one issuer only under the circumstances permitted by Rule 2a-7. The Fund will also determine the effective maturity of its investments , as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.
MONEY MARKET OBLIGATIONS TRUST II MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Money Market Obligations Trust II, and principal occupations.


John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924
Chairman and Trustee
Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, President and Trustee of the Trust.




Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA
Birthdate:  February 3, 1934
Trustee
Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.





John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937
Trustee
President, Investment Properties Corporation; Senior Vice-President, John
R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate:  July 4, 1918
Trustee
Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.


J. Christopher Donahue *
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949
President and Trustee
President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.


James E. Dowd
571 Hayward Mill Road
Concord, MA
Birthdate:  May 18, 1922


Trustee
Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate:  October 11, 1932
Trustee
Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.





Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA
Birthdate:  June 18, 1924
Trustee
Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.




Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL
Birthdate:  March 16, 1942
Trustee
Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.


Gregor F. Meyer
Boca Grande Club
Boca Grande, FL
Birthdate:  October 6, 1926
Trustee
Attorney, Retired Member of Miller, Ament, Henny & Kochuba; Chairman, Meritcare, Inc.; Director, Eat'N Park Restaurants, Inc.; Director or Trustee of the Funds.


John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate:  December 20, 1932
Trustee
President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director or Trustee of the Funds.




Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925
Trustee
Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University, U.S. Space Foundation and Czech Management Center; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center; Director or Trustee of the Funds.





Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate:  June 21, 1935
Trustee
Public relations/Marketing/Conference Planning, Manchester Craftsmen's Guild; Restaurant Consultant, Frick Art & History Center; Conference Coordinator, University of Pittsburgh Art History Department; Director or Trustee of the Funds.




Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 22, 1930
Executive Vice President
Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 26, 1938
Executive Vice President , Secretary and Treasurer
Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.


Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 17, 1923
Vice President
Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.


     *This Trustee is deemed to be an ``interested person'' as defined in the Investment Company Act of 1940.
     @Member of the Executive Committee. The Executive Committee of the
      Board of Trustees handles the responsibilities of the Board between meetings of the Board.
As referred to in the list of Trustees and Officers, `Funds'' includes the following investment companies:
111 Corcoran Funds; Annuity Management Series; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc. ; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust;


Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities
Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Peachtree Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Starburst Funds; The Starburst Funds II; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; and World Investment Series, Inc.
SHARE OWNERSHIP
Officers and Trustees as a group own less than 1% of the Fund`s outstanding Shares.
As of March 10, 1997, the following shareholder(s) of record owned 5% or more of the outstanding Institutional Shares of the Prime Cash Obligations
Fund: Cudd & Co., New York, NY owned approximately 81,836,160 shares (5.08%); Wal-Mart Stores Inc., Bentonville, AR, owned approximately 100,000,000 shares (6.21%); and Confederation Life Insurance Company, Atlanta, GA, owned approximately 209,026,546 shares (12.98%).


As of March 10, 1997, the following shareholder(s) of record owned 5% or more of the outstanding Institutional Service Shares of the Prime Cash Obligations Fund: Hare & Co., New York, NY owned approximately 67,210,800 shares (15.14%); and Harris Trust and Savings Bank, Chicago, IL, owned approximately 369,753,001 shares (83.27%).
As of March 10, 1997, the following shareholder(s) of record owned 5% or more of the outstanding Institutional Capital Shares of the Prime Cash Obligations Fund: Heart Special Trust Account., New York, NY owned approximately 9,472,955 shares (75.94%); Radio 95 of Phoenix, Washington, DC, owned approximately 1,042,117 shares (8.35%); and Radio 100 of Maryland, Washington, DC, owned approximately 910,051 shares (7.30%). TRUSTEE COMPENSATION
BOARD OF TRUSTEES - LEHMAN BROTHERS INSTITUTIONAL FUNDS GROUP TRUST

                  AGGREGATE
NAME ,          COMPENSATION
POSITION WITH       FROM                TOTAL COMPENSATION PAID
TRUST               TRUST               FROM FUND COMPLEX *


James A. Carbone,     $0           $0 for the Trust and
Co-Chairman and Trustee                 Fund Complex(2)
Andrew Gordon,        $0           $0 for the Trust and
Co-Chariman, Trustee and President      Fund Complex(2)
Charles Barber,       $25,000      $25,000 for the Trust and
Trustee                            Fund Complex(1)
Burt N. Dorsett,      $25,000      $52,500 for the Trust and
Trustee                            Fund Complex(2)
Edward J. Kaier,      $25,000      $25,000 for the Trust and


Trustee                            Fund Complex(1)
S. Donald Wiley,      $25,000      $25,000 for the Trust and
Trustee                            Fund Complex(1)


* Represents the total compensation paid to such persons by all investment companies (including the Trust) from which such person received compensation during the fiscal year ended January 31, 1997 that are considered part of the same `fund complex'' as the Trust because they have common or affiliated investment advisers. The parenthetical number represents the number of such investment companies, including the Trust.

BOARD OF TRUSTEES - MONEY MARKET OBLIGATIONS TRUST II

                  AGGREGATE
NAME ,          COMPENSATION
POSITION WITH       FROM                TOTAL COMPENSATION PAID
TRUST**            TRUST*#              FROM FUND COMPLEX +


John F. Donahue       $0           $0 for the Trust and
Chairman and Trustee               56 other investment companies in the
                                        Fund Complex
Thomas G. Bigley      $0           $108,725 for the Trust and
Trustee                            56 other investment companies in the
                                        Fund Complex
John T. Conroy, Jr.   $0           $119,615 for the Trust and
Trustee                            56 other investment companies in the
                                        Fund Complex
William J. Copeland   $0           $119,615 for the Trust and


Trustee                            56 other investment companies in the
                                        Fund Complex
J. Christopher Donahue$0           $0 for the Trust and
President and Trustee              18 other investment companies in the
                                        Fund Complex
James E. Dowd         $0           $119,615 for the Trust and
Trustee                            56 other investment companies in the
                                        Fund Complex
Lawrence D. Ellis, M.D.            $0   $108,725 for the Trust and
Trustee                            56 other investment companies in the
                                        Fund Complex
Edward L. Flaherty, Jr.            $0   $119,615 for the Trust and
Trustee                            56 other investment companies in the
                                        Fund Complex
Peter E. Madden       $0           $108,725 for the Trust and
Trustee                            56 other investment companies in the
                                        Fund Complex
Gregor F. Meyer       $0           $108,725 for the Trust and
Trustee                            56 other investment companies in the
                                        Fund Complex
John E. Murray, Jr.,  $0           $108,725 for the Trust and
Trustee                            56 other investment companies in the
                                        Fund Complex
Wesley W. Posvar      $0           $108,725 for the Trust and
Trustee                            56 other investment companies in the
                                        Fund Complex
Marjorie P. Smuts     $0           $108,725 for the Trust and


Trustee                            56 other investment companies in the
                                        Fund Complex


* Information is furnished for the fiscal year ended January 31, 1997. **New Board of Trustees as of November 15, 1996, per shareholder approval. # The aggregate compensation is provided for the Trust which is comprised of three portfolios.
+ The information is provided for the last calendar year.
TRUSTEE LIABILITY
The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISER
The Fund's investment adviser is Federated Management. It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue.
The adviser shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.


Prior to November 15, 1996, Lehman Brothers Global Asset Management, New York, NY, was the investment adviser for the Fund.
ADVISORY FEES
For its advisory services, Federated Management receives an annual investment advisory fee as described in the prospectus. Prior to November 15, 1996, Lehman Brothers Global Asset Management (the `former adviser''), New York, NY served as the Fund's adviser. For the period from November 15, 1996, to January 31, 1997, Federated Management earned $911,504 of which $505,519 was waived. For the period from February 1, 1996, to November 14, 1996, and the fiscal years ended January 31, 1996, and 1995, the former adviser earned $4,814,270, $4,452,829, and $2,386,734, respectively, of which $1,648,981 and $0;, $0 and $0; and $1,171,734 and $0, respectively, were waived of advisory fees and reimbursement of expenses to maintain the Fund's operating expense ratios at certain levels.
BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal year(s) ended January 31, 1997, 1996, and 1995, the Fund paid no brokerage commissions.
Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund. OTHER SERVICES

FUND ADMINISTRATION
Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. FDISG (the `former administrator''), a subsidiary of First Data Corporation, Boston, MA, served as the Fund's administrator prior to November 15, 1996. For the period from November 15, 1996, to January 31,


1997, Federated Services Company earned $30,284 of which $0 was waived.
For the period from February 1, 1996, to November 14, 1996, and the fiscal years ended January 31, 1996, and 1995, the former administrator earned $2,380,339, $4,452,829 and $2,386,734, respectively. Waivers by the former administrator of administration fees and reimbursement of expenses to maintain the Fund's operating expense ratios at certain levels for the period from February 1, 1996, to November 14, 1996, and the fiscal years ended January 31, 1996, and 1995, amounted to $1,681,402 and $0; $3,282,923 and $0; and $1,815,227 and $0, respectively.
CUSTODIAN AND PORTFOLIO ACCOUNTANT
State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses. Prior to November 15, 1996, Boston Safe, Boston, MA, a wholly-owned subsidiary of Mellon Bank Corporation, served as the custodian for the Fund.
TRANSFER AGENT
Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type and number of accounts and transactions made by shareholders. Prior to November 15, 1996, FDISG served as the Fund's transfer agent. INDEPENDENT AUDITORS
The independent auditors for the Fund are Ernst & Young LLP, Pittsburgh, PA. Prior to November 15, 1996, Ernst & Young LLP, Boston, MA, were the independent auditors for the Fund.


DETERMINING NET ASSET VALUE

The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.
The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the `Rule'') promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.
SHAREHOLDER SERVICES
This arrangement permits the payment of fees to Federated Shareholder Services to cause services to be provided which are necessary for the maintenance of shareholder accounts and to encourage personal services to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include but are not limited to providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.
 By adopting the Shareholder Services Agreement, the Trustees expect that
the fund will benefit by:   (1) providing personal services to
shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and
(4) responding promptly to shareholders' requests and inquiries concerning their accounts.
For the period from November 15, 1996, to January 31, 1997, Federated Shareholder Services earned $211,366, and $11,501, for the Fund's Institutional Service Shares, and Institutional Capital Shares, respectively, of which $0 and $6,901 was waived, respectively.
Prior to November 15, 1996, the Fund entered into agreements with Service Organizations (Rule 12b-1 Plan) whose customers are the beneficial owners of what were formerly called Class B Shares and Class E Shares. For the period from February 1, 1996, to November 14, 1996, the following service fees were paid by the Fund: Institutional Service Shares, $624,090; and Institutional Capital Shares, $18,885. For the fiscal year ended January 31, 1996, the following service fees were paid by the Fund: Class B Shares, $960,077; and Class E Shares, $17,459. For the fiscal year ended January 31, 1995, the following service fees were paid by the Fund: Class B Shares, $726,035; and Class E Shares, $5,834.
REDEMPTION IN KIND

The Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that further payments should be in kind. In such cases, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders who sell these securities could receive less than the redemption value and could incur certain transaction costs.
MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.


In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.
THE FUND'S TAX STATUS

To qualify for the special tax treatment afforded to regulated investment companies, the Fund must, among other requirements: derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities; derive less than 30% of its gross income from the sale of securities held less than three months; invest in securities within certain statutory limits; and distribute to its shareholders at least 90% of its net income earned during the year.
PERFORMANCE INFORMATION

Performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates; changes in expenses; and the relative amount of cash flow. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares of the Fund, the performance will be reduced for those shareholders paying those fees.
YIELD
The yield is calculated based upon the seven days ending on the day of the calculation, called the `base period.'' This yield is computed by:


determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by 365/7.
For the seven-day period ended January 31, 1997, the yield for Institutional Shares was 5.27%.
For the seven-day period ended January 31, 1997, the yield for Institutional Service Shares was 5.02%.
For the seven-day period ended January 31, 1997, the yield for Institutional Capital Shares was 5.15%.
EFFECTIVE YIELD
The effective yield is calculated by compounding the unannualized base period return by: adding 1 to the base period return; raising the sum to the 365/7th power; and subtracting 1 from the result.
For the seven-day period ended January 31, 1997, the effective yield for Institutional Shares was 5.41%.
For the seven-day period ended January 31, 1997, the effective yield for Institutional Service Shares was 5.15%.
For the seven-day period ended January 31, 1997, the effective yield for Institutional Capital Shares was 5.28%.
TOTAL RETURN
Average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.
For the one-year period ended January 31, 1997, and for the period from February 8, 1993 (date of initial public investment) through January 31, 1997, the average annual total returns were 5.38% and 4.79%, respectively, for Institutional Shares. For the one-year period ended January 31, 1997, and for the period from September 2, 1993 (date of initial public offering) through January 31, 1997, the average annual total returns were 5.11% and 4.80%, respectively, for Institutional Service Shares. For the one-year period ended January 31, 1997, and for the period from October 6, 1994 (date of initial public offering) through January 31, 1997, the average annual total returns were 5.23% and 5.55%, respectively, for Institutional Capital Shares.
PERFORMANCE COMPARISONS
Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
     OLIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories based on total return, which assumes the reinvestment of all income dividends and capital gains distributions, if any.


     oIBC/DONOGHUE'S MONEY FUND REPORT publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12-month-to-date investment results for the same money funds.
     oMONEY, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield.
     O    BANK RATE MONITOR(C) NATIONAL INDEX, Miami Beach, Florida,
      published weekly, is an average of the interest rates of personal money market deposit accounts at ten of the largest banks and thrifts in each of the five largest Standard Metropolitan
      Statistical Areas. If more than one rate is offered, the lowest rate is used. Account minimums and compounding methods may vary.
Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund`s returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.
ECONOMIC AND MARKET INFORMATION
Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by the Fund portfolio mangers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including growth of the industry, from sources such as the Investment Company Institute.
ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making-structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.
The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.
In the money market sector, Federated Investors gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1996, Federated managed more than $50.3 billion in assets across 50 money market funds, including 18 government, 11 prime and 21 municipal with assets approximating $28.0 billion, $12.8 billion and $9.5 billion, respectively.
J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios.


MUTUAL FUND MARKET
Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.*
Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:
INSTITUTIONAL CLIENTS
Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division.
BANK MARKETING
Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Mark R. Gensheimer, Executive Vice President, Bank Marketing & Sales. BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES
Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Division. *Source: Investment Company Institute


APPENDIX

STANDARD AND POOR'S RATINGS GROUP LONG-TERM DEBT RATINGS
AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree. A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
PLUS (+) or MINUS (-)The rating of "AA" may be modified by the addition of a plus or minus sign to show relative standing within this rating category. MOODY'S INVESTORS SERVICE, INC. LONG-TERM DEBT RATINGS
AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
BAA--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. Con. (---) - Municipal Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience,
(c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.
Moody's applies numerical modifiers 1, 2 and 3 in generic classification of "Aa" in its corporate bond rating system. The modifier 1 indicates that the company ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the company ranks at the lower end of its generic rating category.
Those municipal bonds in the `Aa'' to ``B'' groups which Moody's believes possess the strongest investment attributes are designated by the symbols `Aa1,'' ``A1,'' `Baa1,'' ``Ba1,'' and `B1.''
FITCH INVESTORS SERVICE, INC. LONG-TERM DEBT RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA--Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.
A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
NR--NR indicates that Fitch does not rate the specific issue.
PLUS (+) OR MINUS (-): Plus or minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.
To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" or "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.
DUFF & PHELPS CREDIT RATING CO. LONG-TERM DEBT RATINGS
AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
AA+, AA, AA- --High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.
A+, A, A- --Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.
BBB+, BBB, BBB- --Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.
THOMSON BANKWATCH LONG-TERM DEBT RATINGS
Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long-term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the two highest rating categories used by Thomson BankWatch for long-term debt ratings:
"AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high
"AA" - This designation indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.
"A" - This designation indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.
PLUS (+) OR MINUS (-) -The ratings may include a plus or minus sign designation which indicates where within the respective category the issue is placed.
IBCA, INC. LONG-TERM DEBT RATINGS
IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the two highest categories used by IBCA for long-term debt ratings:
"AAA"     - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.
"AA"  -   Obligations for which there is a very low expectation of
investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.


"A"  -     Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business economic or financial conditions may lead to increased investment risk.
IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within these rating categories.
MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS
PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
   o Leading market positions in well established industries.
   o High rates of return on funds employed.
   o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
   o Broad margins in earning coverage of fixed financial charges and high internal cash generation.
   o Well established access to a range of financial markets and assured sources of alternate liquidity.
PRIME-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
STANDARD AND POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS


A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
FITCH INVESTORS SERVICE, INC. COMMERCIAL PAPER RATING DEFINITIONS FITCH-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. FITCH-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues. Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.
DUFF & PHELPS CREDIT RATING CO. COMMERCIAL PAPER RATING DEFINITIONS
The two highest rating categories of Duff & Phelps for investment grade commercial paper are `D-1'' and ``D-2.'' Duff & Phelps employs three designations, `D-1+,'' ``D-1'' and `D-1-,'' within the highest rating category. The following summarizes the two highest rating categories used by Duff & Phelps for commercial paper:
"D-1+"    - Debt possesses highest certainty of timely payment.  Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.
"D-1"    - Debt possesses very high certainty of timely payment.
Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.


"D-1-"   - Debt possesses high certainty of timely payment.  Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.
"D-2"   -  Debt possesses good certainty of timely payment.  Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.
THOMSON BANKWATCH COMMERCIAL PAPER RATING DEFINITIONS
Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less. The following summarizes the two highest ratings used by Thomson
BankWatch:
"TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.
`TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high a for issues rated "TBW-1."
IBCA, INC. COMMERCIAL PAPER RATING DEFINITIONS
IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The highest rating category or IBCA for short-term debt is "A." IBCA employs two designations, "A1+" and "A1," within the highest rating category. The following summarizes the two highest rating categories used by IBCA for short-term debt ratings:
"A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of "A1+" is assigned.


"A2" - Obligations are supported by a good capacity for timely repayment. STANDARD AND POOR'S RATINGS GROUP MUNICIPAL NOTE RATINGS
A Standard & Poor's rating reflects the liquidity factors and market access risks unique to notes due in the three years or less. The following summarizes the two highest rating categories used by Standard & Poor's Corporation for municipal notes:
"SP-1"    - The issuers of these municipal notes exhibit strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay are given a plus (+) designation.
`SP-2''   - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
MOODY'S INVESTORS SERVICE, INC. MUNICIPAL NOTE RATINGS
Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as "VMIG." The following summarizes the two highest ratings used by Moody's Investors Service, Inc. for short-term notes:
"MIG-1"/"VMIG-1" - This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
Duff & Phelps and Fitch use the short-term ratings described under Commercial Paper Ratings for municipal notes.





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRIME VALUE OBLIGATIONS FUND
(A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST II)
(FORMERLY, PRIME VALUE MONEY MARKET FUND, A PORTFOLIO OF
LEHMAN BROTHERS INSTITUTIONAL FUNDS GROUP TRUST)
INSTITUTIONAL SHARES (FORMERLY, CLASS A SHARES)
PROSPECTUS

The Institutional Shares (formerly, Class A Shares) of Prime Value Obligations Fund (formerly, Prime Value Money Market Fund) (the "Fund") offered by this prospectus represent interests in a portfolio of Money Market Obligations Trust II (formerly, Lehman Brothers Institutional Funds Group Trust) (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests in short-term money market securities to achieve current income consistent with stability of principal and liquidity.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.



This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated March 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http:// www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated March 31, 1997


TABLE OF CONTENTS

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SUMMARY OF FUND EXPENSES                                                       1

------------------------------------------------------


FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES  2

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GENERAL INFORMATION                                                            3

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INVESTMENT INFORMATION                                                         3


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  Investment Objective                                                         3


  Investment Policies                                                          3


  Investment Risks                                                             6


  Investment Limitations                                                       6



FUND INFORMATION                                                               7


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  Management of the Fund                                                       7


  Distribution of Institutional Shares                                         8


  Administration of the Fund                                                   8



NET ASSET VALUE                                                                9

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HOW TO PURCHASE SHARES                                                         9

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HOW TO REDEEM SHARES                                                          10

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ACCOUNT AND SHARE INFORMATION                                                 11

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TAX INFORMATION                                                               12

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  Federal Income Tax                                                          12


  State and Local Taxes                                                       12



OTHER CLASSES OF SHARES                                                       12


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PERFORMANCE INFORMATION                                                       13

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LAST MEETING OF SHAREHOLDERS                                                  14

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FINANCIAL HIGHLIGHTS--
  INSTITUTIONAL SERVICE SHARES                                                15

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FINANCIAL HIGHLIGHTS--
  INSTITUTIONAL CAPITAL SHARES                                                16

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FINANCIAL STATEMENTS                                                          17

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REPORT OF ERNST & YOUNG LLP,
  INDEPENDENT AUDITORS                                                        31

------------------------------------------------------


ADDRESSES                                                                     32

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SUMMARY OF FUND EXPENSES

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                              INSTITUTIONAL SHARES


                        SHAREHOLDER TRANSACTION EXPENSES


Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)........     None
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)................................................     None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
  redemption proceeds, as applicable)................................................     None
Redemption Fee (as a percentage of amount redeemed, if applicable)...................     None
Exchange Fee.........................................................................     None
ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)
Management Fee (after waiver)(1).....................................................    0.05%
12b-1 Fee............................................................................     None
Total Other Expenses.................................................................    0.13%
     Shareholder Services Fee(2).............................................   0.00%
Total Operating Expenses(3)..........................................................    0.18%






(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.20%.



(2) Institutional Shares has no present intention of paying or accruing the shareholder services fee during the fiscal year ending January 31, 1998. If Institutional Shares were paying or accruing the shareholder services fee, Institutional Shares would be able to pay up to 0.25% of its average daily net assets for the shareholder services fee. See "Fund Information."



(3) The total operating expenses in the table above are based on expenses expected during the fiscal year ending January 31, 1998. The total Institutional Shares operating expenses were 0.16% for fiscal year ended January 31, 1997 and would have been 0.31% absent the voluntary waiver of a portion of the management fee.



     The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Institutional Shares of the


Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.


                        EXAMPLE                            1 year    3 years    5 years    10 years
--------------------------------------------------------   ------    -------    -------    --------
You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period.............     $2        $ 6        $10        $ 23






     THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.




PRIME VALUE OBLIGATIONS FUND


FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



Reference is made to the Report of Ernst & Young LLP, Independent Auditors on page 31.


                                                              YEAR ENDED JANUARY 31,
                                                    -------------------------------------------
                                                     1997        1996        1995       1994(a)
                                                    ------      ------      ------      -------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 1.00      $ 1.00      $ 1.00      $ 1.00
-----------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------
  Net investment income                               0.05        0.06        0.04        0.03
-----------------------------------------------
LESS DISTRIBUTIONS
-----------------------------------------------
  Distributions from net investment income           (0.05)      (0.06)      (0.04)      (0.03)
-----------------------------------------------     ------      ------      ------      -------
NET ASSET VALUE, END OF PERIOD                      $ 1.00      $ 1.00      $ 1.00      $ 1.00
-----------------------------------------------     ------      ------      ------      -------
TOTAL RETURN (B)                                      5.41%       6.10%       4.51%       3.21%
-----------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------
  Expenses                                            0.16%       0.17%       0.09%       0.07% *
-----------------------------------------------
  Net investment income                               5.29%       5.93%       4.20%       3.23% *
-----------------------------------------------
  Expense waiver/reimbursement (c)                    0.15%       0.08%       0.16%       0.29% *


-----------------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------------
  Net assets, end of period (000 omitted)           $387,994    $2,754,390  $1,470,317  $3,981,184
-----------------------------------------------






* Computed on an annualized basis.



(a) Reflects operations for the period from February 8, 1993 (date of initial public investment) to January 31, 1994.



(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.



(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.



(See Notes which are an integral part of the Financial Statements)



GENERAL INFORMATION


--------------------------------------------------------------------------------

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 16, 1992. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees has established three classes of shares known as Institutional Shares, Institutional Service Shares and Institutional Capital Shares. This prospectus relates only to Institutional Shares of the Fund, which are designed primarily for entities holding shares in an agency or fiduciary capacity, financial institutions, financial intermediaries and institutional investors as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term money market securities. A minimum initial investment of $1,000,000 over a one-year period is required.

The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income consistent with stability of principal and liquidity. This investment objective may be changed by the Board of Trustees without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of money market securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS. The Fund invests in high quality money market instruments that are either rated in one of the two highest short-term rating category by one or more nationally recognized statistical rating organizations ("NRSROs") or are of comparable quality to securities having such ratings. Examples of these instruments include, but are not limited to:

     - domestic issues of corporate debt obligations, including variable rate demand notes;

     - commercial paper (including Canadian Commercial Paper and Europaper);

     - certificates of deposit, demand and time deposits, bankers' acceptances and other instruments of domestic and foreign banks and other deposit institutions ("Bank Instruments");



     - short-term credit facilities;



     - asset-backed securities;

     - obligations issued or guaranteed as to payment of principal and interest by the U.S. government or one of its agencies or instrumentalities;

     - other money market instruments; and

     - obligations issued by state and local government agencies.

The Fund invests only in instruments denominated and payable in U.S. dollars.

     VARIABLE RATE DEMAND NOTES. Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

     BANK INSTRUMENTS. The Fund only invests in Bank Instruments either issued by an institution having capital, surplus and undivided profits over $100 million, or insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"). Bank Instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs"). The Fund will treat securities credit enhanced with a bank's letter of credit as Bank Instruments.


     ASSET-BACKED SECURITIES. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may take the form of beneficial interests in special purpose trusts, limited partnership interests, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities often have some form of credit or liquidity enhancement, payments on the securities depend predominantly upon collections of the loans and receivables held by the issuer.


     SHORT-TERM CREDIT FACILITIES. The Fund may enter into, or acquire participations in, short-term borrowing arrangements with corporations, consisting of either a short-term revolving credit facility or a master note agreement payable upon demand. Under these arrangements, the borrower may reborrow funds during the term of the facility. The Fund treats any commitments to provide such advances as a standby commitment to purchase the borrower's notes.

REPURCHASE AGREEMENTS. Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.


REVERSE REPURCHASE AGREEMENTS. The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but does not ensure this result. However, liquid assets of the Fund, in a dollar amount sufficient to make payment for the securities to be purchased, are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies, but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid the Fund will limit their purchase, together with other illiquid securities, including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice to 10% of its net assets.

CREDIT ENHANCEMENT. Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price.

DEMAND FEATURES. The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.



WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.


LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis, or both, to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/ dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral at all times equal to at least 100% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

INVESTMENT RISKS

ECDs, ETDs, Yankee CDs, Canadian Commercial Paper, and Europaper are subject to different risks than domestic obligations of domestic banks or corporations. Examples of these risks include international economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing entity, and the possible impact of interruptions in the flow of international currency transactions. Risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping, and the public availability of information. These factors will be carefully considered by the Fund's adviser in selecting investments for the Fund.

INVESTMENT LIMITATIONS

The Fund may not:

     - borrow money, except that the Fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) from banks, or subject to specific authorization by the SEC, from funds advised by the adviser or an affiliate of the adviser, and (ii) engage in reverse repurchase agreements; provided that (i) and (ii) in combination do not exceed one-third of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may not mortgage, pledge or hypothecate any assets except in connection with such borrowings and reverse repurchase agreements and then only in amounts not exceeding one-third of the value of the Fund's total assets at the time of such borrowing; or

     - purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except that the Fund intends to invest 25% or more of the value of its total assets in obligations of issuers in the banking industry or in obligations, such as repurchase agreements, secured by such obligations; provided that there is no limitation with respect to investments in U.S. government securities or, in bank instruments issued or enhanced by approved banks.

The above investment limitations cannot be changed without shareholder approval.


FUND INFORMATION
--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES. The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive


Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER. Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

     ADVISORY FEES. The adviser receives an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

     ADVISER'S BACKGROUND. Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.


     Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across over 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.


     Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.


DISTRIBUTION OF INSTITUTIONAL SHARES

Federated Securities Corp. is the principal distributor for Institutional Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.


ADMINISTRATION OF THE FUND

SHAREHOLDER SERVICES. The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

Currently, Institutional Shares are accruing no shareholder services fees.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS. In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATIVE SERVICES. Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:


MAXIMUM               AVERAGE AGGREGATE
  FEE                  DAILY NET ASSETS
--------     ------------------------------------
  .15%            on the first $250 million
 .125%             on the next $250 million
  .10%             on the next $250 million
 .075%       on assets in excess of $750 million




The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.


NET ASSET VALUE
--------------------------------------------------------------------------------

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Shares from the value of Fund assets attributable to Institutional Shares, and dividing the remainder by the number of Institutional Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

The net asset value is determined at 12:00 noon, 3:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or by check. The Fund reserves the right to reject any purchase request.

To make a purchase, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken by telephone. The minimum initial investment is $1,000,000. However, an account may be opened with a smaller amount as long as the minimum is reached within one year of opening the account. Financial institutions may impose different minimum investment requirements on their customers.

PURCHASING SHARES BY WIRE. Shares may be purchased by Federal Reserve wire by calling the Fund before 3:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) that day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Prime Value Obligations Fund-- Institutional Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

PURCHASING SHARES BY CHECK. Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Prime Value Obligations Fund--Institutional Shares. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.


INVEST-BY-PHONE. Once an account has been opened, a shareholder may use invest-by-phone for investments if an authorization form has been filed with Federated Shareholder Services Company, the transfer agent for shares of the Fund. Approximately two weeks after sending the form to Federated Shareholder Services Company, the shareholder may call Federated Shareholder Services Company to purchase shares. Federated Shareholder Services Company will send a request for monies to the shareholder's commercial bank, savings bank, or credit union ("bank") via the Automated Clearing House. The shareholder's bank, which must be an Automated Clearing House member, will then forward the monies to Federated Shareholder Services Company. The purchase is normally entered the next business day after the initial phone request. For further information and an application, call the Fund.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES BY TELEPHONE. Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 3:00 p.m. (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL. Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

ACCOUNT AND SHARE INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS. Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.


CAPITAL GAINS. The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.

CERTIFICATES AND CONFIRMATIONS. As transfer agent for the Fund, Federated Shareholder Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested by contacting the Fund or Federated Shareholder Services Company in writing. Monthly confirmations are sent to report all transactions as well as dividends paid during the month.

ACCOUNTS WITH LOW BALANCES. Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account, except accounts maintained by retirement plans, and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,000,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS. Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.


Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.



TAX INFORMATION

--------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares.

STATE AND LOCAL TAXES

In the opinion of Houston, Donnelly & Meck, counsel to the Trust, Fund shares may be subject to personal property taxes imposed by counties, municipalities,


and school districts in Pennsylvania to the extent that the portfolio securities in the Fund would be subject to such taxes if owned directly by residents of those jurisdictions.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

OTHER CLASSES OF SHARES
--------------------------------------------------------------------------------

The Fund also offers other classes. Institutional Service Shares are sold at net asset value primarily to financial institutions, financial intermediaries and institutional investors and are subject to a minimum initial investment of $1,000,000. Institutional Capital Shares are sold at net asset value primarily to financial institutions, financial intermediaries and institutional investors and are subject to a minimum initial investment of $1,000,000.

All classes are subject to certain of the same expenses.

Neither Institutional Service Shares nor Institutional Capital Shares are distributed with a 12b-1 Plan but both are subject to shareholder services fees.

Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, the Fund advertises its yield, effective yield and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.



LAST MEETING OF SHAREHOLDERS


--------------------------------------------------------------------------------


A Special Meeting of Prime Value Money Market Fund, a portfolio of Lehman Brothers Institutional Funds Group Trust was held on November 13, 1996. On October 11, 1996, the record date for shareholders voting at the meeting, there were 642,034,343 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:


                                                                                     WITHHELD
          AGENDA ITEM                  FOR            AGAINST        ABSTAIN     AUTHORITY TO VOTE
-------------------------------  ---------------   --------------   ---------    -----------------
1. Approval of the Investment
Advisory Agreement between
Federated Management and the
Trust with respect to the Fund       387,845,946       18,056,722      -0-             -0-
2. Election of Trustees

John F. Donahue                      402,628,122        -0-            -0-             3,274,546
Thomas G. Bigley                     402,628,122        -0-            -0-             3,274,546
John T. Conroy, Jr.                  402,628,122        -0-            -0-             3,274,546
William J. Copeland                  402,628,122        -0-            -0-             3,274,546
J. Christopher Donahue               402,628,122        -0-            -0-             3,274,546
James E. Dowd                        402,628,122        -0-            -0-             3,274,546
Lawrence D. Ellis, M.D.              402,628,122        -0-            -0-             3,274,546
Edward L. Flaherty, Jr.              402,628,122        -0-            -0-             3,274,546
Peter E. Madden                      402,628,122        -0-            -0-             3,274,546
Gregor F. Meyer                      402,628,122        -0-            -0-             3,274,546
John E. Murray, Jr.                  402,628,122        -0-            -0-             3,274,546
Wesley W. Posvar                     402,628,122        -0-            -0-             3,274,546
Marjorie P. Smuts                    402,628,122        -0-            -0-             3,274,546

3. Approval of a change to a
fundamental investment


limitation concerning industry
concentration of investment          402,609,351        3,285,526       7,790          -0-







PRIME VALUE OBLIGATIONS FUND


FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES

--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                               YEAR ENDED JANUARY 31,
                                                      ----------------------------------------
                                                       1997       1996       1995      1994(a)
                                                      ------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD                  $ 1.00     $ 1.00     $ 1.00     $ 1.00
--------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------
  Net investment income                                 0.05       0.06       0.04       0.01
--------------------------------------------------
LESS DISTRIBUTIONS
--------------------------------------------------
  Distributions from net investment income             (0.05)     (0.06)     (0.04)     (0.01)
--------------------------------------------------    ------     ------     ------     -------
NET ASSET VALUE, END OF PERIOD                        $ 1.00     $ 1.00     $ 1.00     $ 1.00
--------------------------------------------------    ------     ------     ------     -------
TOTAL RETURN (B)                                        5.15%      5.84%      4.26%      1.26%
--------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------
  Expenses                                              0.41%      0.42%      0.34%      0.32% *
--------------------------------------------------
  Net investment income                                 5.05%      5.68%      3.95%      2.98% *
--------------------------------------------------
  Expense waiver/reimbursement (c)                      0.16%      0.08%      0.16%      0.29% *


--------------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------------
  Net assets, end of period (000 omitted)             $18,415    $20,372    $21,739    $17,504
--------------------------------------------------






* Computed on an annualized basis.



(a) Reflects operations for the period from September 1, 1993 (date of initial public offering) to January 31, 1994.



(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.



(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.



(See Notes which are an integral part of the Financial Statements)


PRIME VALUE OBLIGATIONS FUND


FINANCIAL HIGHLIGHTS--INSTITUTIONAL CAPITAL SHARES

--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                              PERIOD ENDED
                                                                               JANUARY 31,
                                                                                 1997(a)
                                                                              -------------
NET ASSET VALUE, BEGINNING OF PERIOD                                             $  1.00
-------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------
  Net investment income                                                             0.05
-------------------------------------------------------------------------
LESS DISTRIBUTIONS
-------------------------------------------------------------------------
  Distributions from net investment income                                         (0.05)
-------------------------------------------------------------------------        -------
NET ASSET VALUE, END OF PERIOD                                                   $  1.00
-------------------------------------------------------------------------        -------
TOTAL RETURN (B)                                                                    5.26%
-------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------
  Expenses                                                                          0.28%
-------------------------------------------------------------------------
  Net investment income                                                             5.17%
-------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                  0.31%


-------------------------------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                        $20,006
-------------------------------------------------------------------------






(a) Reflects operations for the period from February 1, 1996 (date of initial public offering) to January 31, 1997.



(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.



(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.



(See Notes which are an integral part of the Financial Statements)





PRIME VALUE OBLIGATIONS FUND


PORTFOLIO OF INVESTMENTS


JANUARY 31, 1997

--------------------------------------------------------------------------------


 PRINCIPAL
  AMOUNT                                                                                VALUE
-----------         --------------------------------------------------------------   ------------
ASSET-BACKED SECURITIES--0.5%
----------------------------------------------------------------------------------
                    FINANCE--AUTOMOTIVE--0.5%
                    --------------------------------------------------------------
$ 2,232,251         Nationsbank Auto Owner Trust 1996-A, 5.776%, 8/15/1997           $  2,233,270
                    --------------------------------------------------------------   ------------
CERTIFICATES OF DEPOSIT--7.0%
----------------------------------------------------------------------------------
                    BANKING--7.0%
                    --------------------------------------------------------------
  5,000,000         Bank of Scotland, Edinburgh, 5.480%, 6/13/1997                      5,000,178
                    --------------------------------------------------------------
  5,000,000         Svenska Handelsbanken, Inc., (Guaranteed by Svenska
                    Handelsbanken, Stockholm), 5.430%, 5/5/1997                         5,000,222
                    --------------------------------------------------------------
 20,000,000         Toronto-Dominion Bank, 5.467%, 3/27/1997                           20,003,020
                    --------------------------------------------------------------   ------------
                    TOTAL CERTIFICATES OF DEPOSIT                                      30,003,420
                    --------------------------------------------------------------   ------------
CORPORATE NOTES--5.0%
----------------------------------------------------------------------------------
                    BANKING--0.4%


                    --------------------------------------------------------------
  2,000,000     (b) SALTS III Cayman Island Corp., (Bankers Trust International,
                    PLC Swap Agreement), 5.788%, 7/23/1997                              2,000,000
                    --------------------------------------------------------------   ------------
                    BROKERAGE--1.2%
                    --------------------------------------------------------------
  5,000,000     (b) Goldman Sachs Group, LP, 5.563%, 4/28/1997                          5,000,000
                    --------------------------------------------------------------   ------------
                    FINANCE--AUTOMOTIVE--3.4%
                    --------------------------------------------------------------
 10,000,000         Ford Credit Auto Lease Trust 1996-1, 5.451%, 11/15/1997             9,999,213
                    --------------------------------------------------------------
  4,405,129         Olympic Automobile Receivables Trust 1996-D, 5.430%,
                    12/15/1997                                                          4,405,129
                    --------------------------------------------------------------   ------------
                    Total                                                              14,404,342
                    --------------------------------------------------------------   ------------
                    TOTAL CORPORATE NOTES                                              21,404,342
                    --------------------------------------------------------------   ------------
(A) COMMERCIAL PAPER--54.5%
----------------------------------------------------------------------------------
                    BANKING--11.0%
                    --------------------------------------------------------------
  2,000,000         Bank of Nova Scotia, Toronto, 5.439%, 3/13/1997                     1,988,089
                    --------------------------------------------------------------
  5,000,000         Commonwealth Bank of Australia, Sydney, 5.520%-5.540%,
                    7/21/1997-7/24/1997                                                 4,872,030
                    --------------------------------------------------------------


 30,000,000         Den Danske Bank A/S, 5.398%, 2/11/1997                             29,955,750
                    --------------------------------------------------------------







PRIME VALUE OBLIGATIONS FUND

--------------------------------------------------------------------------------


 PRINCIPAL
  AMOUNT                                                                                VALUE
-----------         --------------------------------------------------------------   ------------
(A) COMMERCIAL PAPER--CONTINUED
----------------------------------------------------------------------------------
                    BANKING--CONTINUED
                    --------------------------------------------------------------
$ 5,000,000         Deutsche Bank Financial, Inc., (Guaranteed by Deutsche Bank,
                    AG), 5.404%, 3/12/1997                                           $  4,971,129
                    --------------------------------------------------------------
  5,000,000         Toronto Dominion Holdings (USA), Inc., (Guaranteed by Toronto-
                    Dominion Bank), 5.457%, 6/13/1997                                   4,902,650
                    --------------------------------------------------------------   ------------
                    Total                                                              46,689,648
                    --------------------------------------------------------------   ------------
                    BROKERAGE--1.2%
                    --------------------------------------------------------------
  5,000,000         Merrill Lynch & Co., Inc., 5.382%, 3/5/1997                         4,976,400
                    --------------------------------------------------------------   ------------
                    CHEMICALS--1.2%
                    --------------------------------------------------------------
  5,000,000         Du Pont (E.I.) de Nemours & Co., 5.446%, 2/19/1997                  4,986,625
                    --------------------------------------------------------------   ------------
                    ELECTRICAL EQUIPMENT--5.1%
                    --------------------------------------------------------------


  5,000,000         Whirlpool Corp., 5.474%, 3/11/1997                                  4,971,500
                    --------------------------------------------------------------
 17,000,000         Whirlpool Financial Corp., (Whirlpool Corp. Support
                    Agreement), 5.474%-5.476%, 2/18/1997-2/25/1997                     16,946,900
                    --------------------------------------------------------------   ------------
                    Total                                                              21,918,400
                    --------------------------------------------------------------   ------------
                    FINANCE--AUTOMOTIVE--8.8%
                    --------------------------------------------------------------
 15,000,000         Ford Motor Credit Corp., 5.393%, 2/4/1997                          14,993,363
                    --------------------------------------------------------------
 23,000,000         General Motors Acceptance Corp., 5.453%-5.569%,
                    4/7/1997-5/23/1997                                                 22,722,695
                    --------------------------------------------------------------   ------------
                    Total                                                              37,716,058
                    --------------------------------------------------------------   ------------
                    FINANCE--COMMERCIAL--21.4%
                    --------------------------------------------------------------
 23,000,000         Asset Securitization Cooperative Corp., 5.359%-5.418%,
                    2/14/1997-3/18/1997                                                22,904,037
                    --------------------------------------------------------------
 12,000,000         Beta Finance, Inc., 5.373%-5.444%, 2/19/1997-5/19/1997             11,913,562
                    --------------------------------------------------------------
  5,000,000         CIESCO, Inc., 5.575%, 4/1/1997                                      4,955,422
                    --------------------------------------------------------------
 10,000,000         CIT Group Holdings, Inc., 5.381%, 3/4/1997                          9,954,275
                    --------------------------------------------------------------
 10,000,000         Falcon Asset Securitization Corp., 5.373%, 2/19/1997                9,973,500


                    --------------------------------------------------------------
 10,000,000         General Electric Capital Corp., 5.432%-5.442%,
                    5/30/1997-6/6/1997                                                  9,821,289
                    --------------------------------------------------------------
 15,000,000         Greenwich Funding Corp., 5.378%-5.446%, 2/26/1997-6/12/1997        14,857,674
                    --------------------------------------------------------------







PRIME VALUE OBLIGATIONS FUND

--------------------------------------------------------------------------------


 PRINCIPAL
  AMOUNT                                                                                VALUE
-----------         --------------------------------------------------------------   ------------
(A) COMMERCIAL PAPER--CONTINUED
----------------------------------------------------------------------------------
                    FINANCE--COMMERCIAL--CONTINUED
                    --------------------------------------------------------------
$ 7,000,000         PREFCO-Preferred Receivables Funding Co., 5.390%-5.412%,
                    2/28/1997-4/17/1997                                              $  6,950,665
                    --------------------------------------------------------------   ------------
                    Total                                                              91,330,424
                    --------------------------------------------------------------   ------------
                    FINANCE--RETAIL--3.5%
                    --------------------------------------------------------------
  5,000,000         Household Finance Corp., 5.412%, 3/11/1997                          4,971,817
                    --------------------------------------------------------------
 10,000,000         McKenna Triangle National Corp., 5.374%, 2/21/1997                  9,970,556
                    --------------------------------------------------------------   ------------
                    Total                                                              14,942,373
                    --------------------------------------------------------------   ------------
                    PHARMACEUTICALS AND HEALTH CARE--2.3%
                    --------------------------------------------------------------
 10,000,000         Glaxo Wellcome PLC, 5.373%, 2/25/1997                               9,964,667
                    --------------------------------------------------------------   ------------
                    TOTAL COMMERCIAL PAPER                                            232,524,595


                    --------------------------------------------------------------   ------------
(C) NOTES--VARIABLE--20.9%
----------------------------------------------------------------------------------
                    BANKING--14.8%
                    --------------------------------------------------------------
 13,620,000         500 South Front St. L.P., Series A, (Huntington National Bank,
                    Columbus, OH LOC), 5.530%, 2/6/1997                                13,620,000
                    --------------------------------------------------------------
  1,780,000         Alabama State IDA, (Nichols Research Corp.), (SouthTrust Bank
                    of Alabama, Birmingham LOC), 5.580%, 2/28/1997                      1,780,000
                    --------------------------------------------------------------
  1,975,000         Athens-Clarke County, GA IDA, Barrett Project (Series 1995),
                    (Columbus Bank and Trust Co., GA LOC), 5.730%, 2/6/1997             1,975,000
                    --------------------------------------------------------------
  3,400,000         Blackwell Investments, Inc., (Bank One, Louisiana, LOC),
                    5.580%, 2/6/1997                                                    3,400,000
                    --------------------------------------------------------------
  2,500,000         Carmel, IN, Telamon Corp Series A, (Huntington National Bank,
                    Columbus, OH LOC), 5.630%, 2/6/1997                                 2,500,000
                    --------------------------------------------------------------
  1,100,000         Carmel, IN, Telamon Corp Series B, (Huntington National Bank,
                    Columbus, OH LOC), 5.630%, 2/6/1997                                 1,100,000
                    --------------------------------------------------------------
  2,060,000         Congregate Care Corp., (Union Bank of California LOC), 5.688%,
                    2/5/1997                                                            2,060,000
                    --------------------------------------------------------------
  6,000,000         Dellridge Care Center Limited Partnership, Series 1997, (First
                    National Bank of Maryland, Baltimore LOC), 5.480%, 2/5/1997         6,000,000


                    --------------------------------------------------------------







PRIME VALUE OBLIGATIONS FUND

--------------------------------------------------------------------------------


 PRINCIPAL
  AMOUNT                                                                                VALUE
-----------         --------------------------------------------------------------   ------------
(C) NOTES--VARIABLE--CONTINUED
----------------------------------------------------------------------------------
                    BANKING--CONTINUED
                    --------------------------------------------------------------
$ 5,000,000         International Processing Corp, (Bank One, Kentucky, Louisville
                    LOC), 5.580%, 2/6/1997                                           $  5,000,000
                    --------------------------------------------------------------
  4,500,000         Melberger, Clifford K. and Ruth B., (PNC Bank, N.A. LOC),
                    5.492%, 2/3/1997                                                    4,500,000
                    --------------------------------------------------------------
    850,000         Pelham City, IDB, (Columbus Bank and Trust Co., GA LOC),
                    5.730%, 2/6/1997                                                      850,000
                    --------------------------------------------------------------
  1,315,000         Pelham City, IDB, (Columbus Bank and Trust Co., GA LOC),
                    5.730%, 2/6/1997                                                    1,315,000
                    --------------------------------------------------------------
 15,000,000         SMM Trust, Series 1996-U, (Morgan Guaranty Trust Co., New York
                    Swap Agreement), 5.425%, 2/20/1997                                 15,000,000
                    --------------------------------------------------------------
  1,235,000         Southeast Regional Holdings, LLC, (Series 1995-A), (Columbus
                    Bank and Trust Co., GA LOC), 5.730%, 2/6/1997                       1,235,000
                    --------------------------------------------------------------


  1,650,000         Sylacuaga, AL IDB, Parker Fertilizer Project Series 1992,
                    (SouthTrust Bank of Alabama, Birmingham LOC), 5.580%, 2/4/1997      1,650,000
                    --------------------------------------------------------------
  1,132,000         Westcourt, (Bank One, Texas N.A. LOC), 5.580%, 2/6/1997             1,132,000
                    --------------------------------------------------------------   ------------
                    Total                                                              63,117,000
                    --------------------------------------------------------------   ------------
                    FINANCE--EQUIPMENT--1.2%
                    --------------------------------------------------------------
  5,000,000         Comdisco, Inc., 144A Notes, 5.600%, 2/26/1997                       5,000,000
                    --------------------------------------------------------------
                    INSURANCE--4.9%
                    --------------------------------------------------------------
 21,000,000         General American Life Insurance Co., 5.638%, 2/21/1997             21,000,000
                    --------------------------------------------------------------   ------------
                    TOTAL NOTES--VARIABLE                                              89,117,000
                    --------------------------------------------------------------   ------------
SHORT-TERM MUNICIPAL--0.2%
----------------------------------------------------------------------------------
  1,000,000         Colorado Health Facilities Authority, Series B, (Bank One,
                    Colorado LOC), 5.580%, 2/1/1997                                     1,000,000
                    --------------------------------------------------------------   ------------
(D) REPURCHASE AGREEMENTS--11.7%
----------------------------------------------------------------------------------
 10,000,000         Bear, Stearns and Co., 5.580%, dated 1/31/1997, due 2/3/1997       10,000,000
                    --------------------------------------------------------------
  4,800,000         Daiwa Securities America, Inc., 5.580%, dated 1/31/1997, due
                    2/3/1997                                                            4,800,000


                    --------------------------------------------------------------







PRIME VALUE OBLIGATIONS FUND

--------------------------------------------------------------------------------


 PRINCIPAL
  AMOUNT                                                                                VALUE
-----------         --------------------------------------------------------------   ------------
(D) REPURCHASE AGREEMENTS--CONTINUED
----------------------------------------------------------------------------------
$10,000,000         Fuji Government Securities, Inc., 5.590%, dated 1/31/1997, due
                    2/3/1997                                                         $ 10,000,000
                    --------------------------------------------------------------
 10,000,000         PaineWebber Group, Inc., 5.570%, dated 1/31/1997, due 2/3/1997     10,000,000
                    --------------------------------------------------------------
 15,000,000         UBS Securities, Inc., 5.530%, dated 1/31/1997, due 2/3/1997        15,000,000
                    --------------------------------------------------------------   ------------
                    TOTAL REPURCHASE AGREEMENTS                                        49,800,000
                    --------------------------------------------------------------   ------------
                    TOTAL INVESTMENTS (AT AMORTIZED COST)(E)                         $426,082,627
                    --------------------------------------------------------------   ------------






(a) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.



(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At January 31, 1997, these securities amounted to $7,000,000 which represents 1.6% of net assets.



(c) Current rate and next reset date shown.



(d) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.



(e) Also represents cost for federal tax purposes.




Note: The categories of investments are shown as a percentage of net assets
      ($426,415,272) at January 31, 1997.



The following acronyms are used throughout this portfolio:


IDA  -- Industrial Development Authority
IDB  -- Industrial Development Bond
LOC  -- Letter of Credit
LLC  -- Limited Liability Corporation
LP   -- Limited Partnership
PLC  -- Public Limited Company






(See Notes which are an integral part of the Financial Statements)




PRIME VALUE OBLIGATIONS FUND


STATEMENT OF ASSETS AND LIABILITIES


JANUARY 31, 1997

--------------------------------------------------------------------------------


ASSETS:
--------------------------------------------------------------------------------
Investments in repurchase agreements                                $ 49,800,000
-----------------------------------------------------------------
Investments in securities                                            376,282,627
-----------------------------------------------------------------   ------------
Total investments in securities, at amortized cost and value                        $426,082,627
--------------------------------------------------------------------------------
Cash                                                                                  17,538,737
--------------------------------------------------------------------------------
Income receivable                                                                        957,254
--------------------------------------------------------------------------------
Receivable for shares sold                                                            11,940,174
--------------------------------------------------------------------------------    ------------
     Total assets                                                                    456,518,792
--------------------------------------------------------------------------------
LIABILITIES:
--------------------------------------------------------------------------------
Payable for shares redeemed                                           29,491,686
-----------------------------------------------------------------
Income distribution payable                                              556,694
-----------------------------------------------------------------
Accrued expenses                                                          55,140
-----------------------------------------------------------------   ------------
     Total liabilities                                                                30,103,520
--------------------------------------------------------------------------------    ------------


NET ASSETS for 426,415,272 shares outstanding                                       $426,415,272
--------------------------------------------------------------------------------    ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES:
$387,994,460 / 387,994,460 shares outstanding                                              $1.00
--------------------------------------------------------------------------------    ------------
INSTITUTIONAL SERVICE SHARES:
$18,414,808 / 18,414,808 shares outstanding                                                $1.00
--------------------------------------------------------------------------------    ------------
INSTITUTIONAL CAPITAL SHARES:
$20,006,004 / 20,006,004 shares outstanding                                                $1.00
--------------------------------------------------------------------------------    ------------






(See Notes which are an integral part of the Financial Statements)




PRIME VALUE OBLIGATIONS FUND


STATEMENT OF OPERATIONS


YEAR ENDED JANUARY 31, 1997

--------------------------------------------------------------------------------


INVESTMENT INCOME:
----------------------------------------------------------------------------------------
Interest                                                                                    $59,108,397
----------------------------------------------------------------------------------------
EXPENSES:
----------------------------------------------------------------------------------------
Investment advisory fee                                                      $ 2,168,544
-------------------------------------------------------------------------
Administrative personnel and services fee                                        836,561
-------------------------------------------------------------------------
Custodian fees                                                                   122,910
-------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                         170,442
-------------------------------------------------------------------------
Directors'/Trustees' fees                                                         23,877
-------------------------------------------------------------------------
Auditing fees                                                                     12,574
-------------------------------------------------------------------------
Legal fees                                                                        12,320
-------------------------------------------------------------------------
Portfolio accounting fees                                                         33,950
-------------------------------------------------------------------------
Distribution services fee--Institutional Service Shares                           40,369
-------------------------------------------------------------------------
Shareholder services fee--Institutional Service Shares                            13,283
-------------------------------------------------------------------------


Shareholder services fee--Institutional Capital Shares                               137
-------------------------------------------------------------------------
Printing and postage                                                               9,030
-------------------------------------------------------------------------
Miscellaneous                                                                     45,315
-------------------------------------------------------------------------    -----------
    Total expenses                                                             3,489,312
-------------------------------------------------------------------------
Waivers and reimbursements--
-------------------------------------------------------------------------
  Waiver of investment advisory fee                             $(899,781)
-------------------------------------------------------------
  Waiver of administrative personnel and services fee            (684,170)
-------------------------------------------------------------
  Waiver of custodian fees                                        (95,495)
-------------------------------------------------------------
  Waiver of shareholder services fee--Institutional Capital
    Shares                                                            (82)
-------------------------------------------------------------   ---------
    Total waivers                                                             (1,679,528)
-------------------------------------------------------------------------    -----------
         Net expenses                                                                         1,809,784
----------------------------------------------------------------------------------------    -----------
              Net investment income                                                          57,298,613
----------------------------------------------------------------------------------------    -----------
Net realized loss on investments                                                             (1,090,952)
----------------------------------------------------------------------------------------    -----------
         Change in net assets resulting from operations                                     $56,207,661


----------------------------------------------------------------------------------------    -----------






(See Notes which are an integral part of the Financial Statements)




PRIME VALUE OBLIGATIONS FUND


STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                                    YEAR ENDED JANUARY 31,
                                                             ------------------------------------
                                                                   1997                1996
                                                             ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS:
----------------------------------------------------------
OPERATIONS--
----------------------------------------------------------
Net investment income                                        $     57,298,613    $    171,047,983
----------------------------------------------------------
Net realized gain (loss) on investments                            (1,090,952)             85,517
----------------------------------------------------------   ----------------    ----------------
     Change in net assets resulting from operations                56,207,661         171,133,500
----------------------------------------------------------   ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS--
----------------------------------------------------------
Distributions from net investment income:
----------------------------------------------------------
  Institutional Shares                                            (56,210,350)       (169,378,776)
----------------------------------------------------------
  Institutional Service Shares                                     (1,082,127)         (1,669,207)
----------------------------------------------------------
  Institutional Capital Shares                                         (6,136)                 --
----------------------------------------------------------   ----------------    ----------------
     Change in net assets resulting from distributions to


     shareholders                                                 (57,298,613)       (171,047,983)
----------------------------------------------------------   ----------------    ----------------
CAPITAL CONTRIBUTION                                                1,330,378                  --
----------------------------------------------------------   ----------------    ----------------
SHARE TRANSACTIONS--
----------------------------------------------------------
Proceeds from sale of shares                                   19,361,183,773      48,234,564,251
----------------------------------------------------------
Net asset value of shares issued to shareholders in
payment of distributions declared                                  26,082,775          59,367,107
----------------------------------------------------------
Cost of shares redeemed                                       (21,735,853,130)    (47,011,310,081)
----------------------------------------------------------   ----------------    ----------------
     Change in net assets resulting from share
       transactions                                            (2,348,586,582)      1,282,621,277
----------------------------------------------------------   ----------------    ----------------
          Change in net assets                                 (2,348,347,156)      1,282,706,794
----------------------------------------------------------
NET ASSETS:
----------------------------------------------------------
Beginning of period                                             2,774,762,428       1,492,055,634
----------------------------------------------------------   ----------------    ----------------
End of period                                                $    426,415,272    $  2,774,762,428
----------------------------------------------------------   ----------------    ----------------






(See Notes which are an integral part of the Financial Statements)




PRIME VALUE OBLIGATIONS FUND


NOTES TO FINANCIAL STATEMENTS


JANUARY 31, 1997

--------------------------------------------------------------------------------


(1) ORGANIZATION



Money Market Obligations Trust II (the "Trust"), (formerly Lehman Brothers Institutional Funds Group Trust) is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of three portfolios. The financial statements included herein are only those of Prime Value Obligations Fund (the "Fund"), (formerly Prime Value Money Market Fund). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.



The Fund offers three classes of shares: Institutional Shares (formerly, Class A Shares), Institutional Service Shares (formerly, Class B Shares) and Institutional Capital Shares (formerly, Class E Shares).



As of November 15, 1996, the Fund's Class C Shares were no longer operational.



The investment objective of the Fund is to provide a high level of current income consistent with stability of principal and liquidity.



(2) SIGNIFICANT ACCOUNTING POLICIES



The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.



     INVESTMENT VALUATIONS--The Fund's use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act.



     REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.



     The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.




PRIME VALUE OBLIGATIONS FUND

--------------------------------------------------------------------------------


     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.



     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.



     RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration.


     In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.



     Additional information on each restricted security held at January 31, 1997 is as follows:


                                                                    ACQUISITION     ACQUISITION
                              SECURITY                                 DATE            COST
    -------------------------------------------------------------   -----------     -----------
    SALTS III Cayman Island Corp                                       1/21/97      $2,000,000
    Goldman Sachs Group, LP                                            1/27/97      $5,000,000






     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.



     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.



     OTHER--Investment transactions are accounted for on the trade date.



(3) SHARES OF BENEFICIAL INTEREST




The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest ($0.001 par value) for each class of shares.




PRIME VALUE OBLIGATIONS FUND

--------------------------------------------------------------------------------


Transactions in shares were as follows:


                                                                   YEAR ENDED JANUARY 31,
                                                             -----------------------------------
                                                                  1997                1996
                                                             ---------------     ---------------
                   INSTITUTIONAL SHARES
----------------------------------------------------------
Shares sold                                                   19,036,179,355      47,981,427,671
----------------------------------------------------------
Shares issued to shareholders in payment of distributions
declared                                                          26,074,950          59,366,207
----------------------------------------------------------
Shares redeemed                                              (21,428,886,085)    (46,756,804,775)
----------------------------------------------------------   ---------------     ---------------
     Net change resulting from Institutional Share
     transactions                                             (2,366,631,780)      1,283,989,103
----------------------------------------------------------   ---------------     ---------------



                                                                   YEAR ENDED JANUARY 31,
                                                             -----------------------------------
                                                                  1997                1996
                                                             ---------------     ---------------
               INSTITUTIONAL SERVICE SHARES
----------------------------------------------------------
Shares sold                                                      305,004,232         253,136,580
----------------------------------------------------------
Shares issued to shareholders in payment of distributions
declared                                                               2,107                 900
----------------------------------------------------------
Shares redeemed                                                 (306,966,945)       (254,505,306)
----------------------------------------------------------   ---------------     ---------------
     Net change resulting from Institutional Service Share
     transactions                                                 (1,960,606)         (1,367,826)
----------------------------------------------------------   ---------------     ---------------







PRIME VALUE OBLIGATIONS FUND

--------------------------------------------------------------------------------


                                                                       YEAR ENDED JANUARY 31,
                                                                     --------------------------
                                                                        1997            1996
                                                                     -----------     ----------
                   INSTITUTIONAL CAPITAL SHARES
------------------------------------------------------------------
Shares sold                                                           20,000,186             --
------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared         5,718             --
------------------------------------------------------------------
Shares redeemed                                                               --             --
------------------------------------------------------------------   -----------     ----------
     Net change resulting from Institutional Capital Shares
     transactions                                                     20,005,904             --
------------------------------------------------------------------   -----------     ----------



                                                                     YEAR ENDED JANUARY 31,
                                                                --------------------------------
                                                                   1997(A)             1996
                                                                --------------     -------------
                       CLASS C SHARES
-------------------------------------------------------------
Shares sold                                                                 --                --
-------------------------------------------------------------
Shares issued to shareholders in payment of distributions
declared                                                                    --                --
-------------------------------------------------------------
Shares redeemed                                                           (100)               --
-------------------------------------------------------------   --------------     -------------
     Net change resulting from Class C Share transactions                 (100)               --
-------------------------------------------------------------   --------------     -------------
          Net change resulting from Fund share transactions     (2,348,586,582)    1,282,621,277
-------------------------------------------------------------   --------------     -------------






(a) As of November 15, 1996, the Fund's Class C Shares were no longer operational.



(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES



INVESTMENT ADVISORY FEE--Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.



Federated Management became the Fund's investment adviser on November 15, 1996. Prior to November 15, 1996, Lehman Brothers Global Asset Management (the "former Adviser") served as the Fund's investment adviser.



For the period ended January 31, 1997 the advisers earned fees as follows:



                                 AMOUNT OF       AMOUNT OF
          ADVISERS              FEE EARNED      FEE WAIVED
----------------------------    -----------     -----------
Federated Management            $  202,835       $ 166,441
Lehman Brothers Global Asset
  Management                    $1,965,709       $ 733,340







PRIME VALUE OBLIGATIONS FUND

--------------------------------------------------------------------------------


CAPITAL CONTRIBUTION--The former Adviser made a capital contribution to the Fund, during the period ended November 15, 1996, of an amount equal to the accumulated net realized loss on investments balance carried by the Fund.



These transactions resulted in a permanent book and tax difference. As such, the paid-in-capital and accumulated net realized gain/loss accounts have been adjusted accordingly. This adjustment did not affect net investment income, net realized gains/losses, or net assets.



ADMINISTRATIVE FEE--Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. FServ became the Fund's administrator on November 15, 1996. Prior to November 15, 1996, First Data Investors Services Group ("FDISG") served as the Fund's administrator. For the period ended January 31, 1997 the administrators earned fees as follows:


                    AMOUNT OF FEE      AMOUNT OF FEE
 ADMINISTRATORS         EARNED             WAIVED
----------------    --------------     --------------
FServ                  $ 78,894           $      0
FDISG                  $757,667           $684,170






DISTRIBUTION SERVICES FEE--Pursuant to Rule 12b-1 under the Act, as amended, the Fund, had adopted Distribution Agreements (the "Plans") to compensate certain institutional investors who provided services to the Fund's shareholders. All such Plans were terminated effective November 15, 1996. Prior to November 15, 1996, Lehman Brothers Inc., acted as the Fund's distributor.



SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. There is no present intention of paying or accruing the Shareholder Services Fee for the Institutional Shares. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion. FSS became the Fund's shareholder servicing agent on November 15, 1996.



TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders. FSSC became the Fund's transfer and dividend disbursing agent on November 15, 1996. Prior to November 15, 1996, FDISG served as the Fund's transfer and dividend disbursing agent.




PRIME VALUE OBLIGATIONS FUND

--------------------------------------------------------------------------------


For the period ended January 31, 1997 the transfer and dividend disbursing agents earned fees as follows:


 TRANSFER AND DIVIDEND
   DISBURSING AGENTS        AMOUNT OF FEE EARNED
------------------------    ---------------------
FSSC                              $   7,436
FDISG                             $ 163,006






PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ became the Fund's portfolio accountant on November 15, 1996.



GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.




REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

--------------------------------------------------------------------------------


To the Shareholders and Trustees of


PRIME VALUE OBLIGATIONS FUND:



We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prime Value Obligations Fund, formerly Prime Value Money Market Fund (a portfolio of Money Market Obligations Trust II, formerly a Portfolio of Lehman Brothers Institutional Funds Group Trust) as of January 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prime Value Obligations Fund at January 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



                                                               ERNST & YOUNG LLP



Pittsburgh, Pennsylvania


March 14, 1997



ADDRESSES
--------------------------------------------------------------------------------


Prime Value Obligations Fund
                Institutional Shares                         Federated Investors Tower
                                                             Pittsburgh, Pennsylvania 15222-3779
------------------------------------------------------------------------------------------------
Distributor
                Federated Securities Corp.                   Federated Investors Tower
                                                             Pittsburgh, Pennsylvania 15222-3779
------------------------------------------------------------------------------------------------
Investment Adviser
                Federated Management                         Federated Investors Tower
                                                             Pittsburgh, Pennsylvania 15222-3779
------------------------------------------------------------------------------------------------
Custodian
                State Street Bank and Trust Company          P.O. Box 8600
                                                             Boston, Massachusetts 02266-8600
------------------------------------------------------------------------------------------------
Transfer Agent and Dividend Disbursing Agent
                Federated Shareholder                        P.O. Box 8600
                Services Company                             Boston, Massachusetts 02266-8600
------------------------------------------------------------------------------------------------
Independent Auditors
                Ernst & Young LLP                            One Oxford Centre
                                                             Pittsburgh, Pennsylvania 15219
------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           PRIME VALUE OBLIGATIONS
                                           FUND
                                           (FORMERLY, PRIME VALUE MONEY MARKET
                                           FUND)
                                           INSTITUTIONAL SHARES
                                           (FORMERLY, CLASS A SHARES)
                                           PROSPECTUS

                                           A Portfolio of Money Market
                                           Obligations Trust II (formerly,
                                           Lehman Brothers
                                           Institutional Funds Group Trust), an
                                           Open-End
                                           Management Investment Company

                                           Prospectus dated March 31, 1997

LOGO
       CUSIP 608912705
       G01881-03-IS (3/97)



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRIME CASH OBLIGATIONS FUND
(A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST II)
(FORMERLY, PRIME MONEY MARKET FUND, A PORTFOLIO OF
LEHMAN BROTHERS INSTITUTIONAL FUNDS GROUP TRUST)
INSTITUTIONAL SERVICE SHARES (FORMERLY, CLASS B SHARES)
PROSPECTUS

The Institutional Service Shares (formerly, Class B Shares) of Prime Cash Obligations Fund (formerly, Prime Money Market Fund) (the "Fund") offered by this prospectus represent interests in a portfolio of Money Market Obligations Trust II (formerly, Lehman Brothers Institutional Funds Group Trust) (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests in short-term money market securities to achieve current income consistent with stability of principal and liquidity.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated March 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http:// www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated March 31, 1997

TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY OF FUND EXPENSES                                                       1
------------------------------------------------------

FINANCIAL HIGHLIGHTS--


  INSTITUTIONAL SERVICE SHARES                                                 2
------------------------------------------------------

GENERAL INFORMATION                                                            3
------------------------------------------------------

INVESTMENT INFORMATION                                                         3
------------------------------------------------------
  Investment Objective                                                         3
  Investment Policies                                                          3

  Investment Risks                                                             6

  Investment Limitations                                                       6


FUND INFORMATION                                                               7
------------------------------------------------------
  Management of the Fund                                                       7
  Distribution of Institutional Service Shares  8

  Administration of the Fund                                                   8



NET ASSET VALUE                                                                9

------------------------------------------------------




HOW TO PURCHASE SHARES                                                         9

------------------------------------------------------


HOW TO REDEEM SHARES                                                          10

------------------------------------------------------


ACCOUNT AND SHARE INFORMATION                                                 11

------------------------------------------------------


TAX INFORMATION                                                               12

------------------------------------------------------

  Federal Income Tax                                                          12

  State and Local Taxes                                                       12


 OTHER CLASSES OF SHARES                                                      12


------------------------------------------------------


PERFORMANCE INFORMATION                                                       13

------------------------------------------------------



LAST MEETING OF SHAREHOLDERS                                                  14

------------------------------------------------------



FINANCIAL HIGHLIGHTS--
  INSTITUTIONAL SHARES                                                        15

------------------------------------------------------


FINANCIAL HIGHLIGHTS--
  INSTITUTIONAL CAPITAL SHARES                                                16

------------------------------------------------------

FINANCIAL STATEMENTS                                                          17


------------------------------------------------------


REPORT OF ERNST & YOUNG LLP,
  INDEPENDENT AUDITORS                                                        31

------------------------------------------------------

ADDRESSES                                                                     32

------------------------------------------------------


SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------


                          INSTITUTIONAL SERVICE SHARES

                        SHAREHOLDER TRANSACTION EXPENSES


Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)........     None
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)................................................     None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
  redemption proceeds, as applicable)................................................     None
Redemption Fee (as a percentage of amount redeemed, if applicable)...................     None
Exchange Fee.........................................................................     None
ANNUAL OPERATING EXPENSES
  (As a percentage of average net assets)
Management Fee (after waiver)(1).....................................................    0.06%
12b-1 Fee............................................................................     None
Total Other Expenses.................................................................    0.37%
     Shareholder Services Fee................................................   0.25%
Total Operating Expenses(2)..........................................................    0.43%





(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.20%.


(2) The total operating expenses in the table above are based on expenses expected during the fiscal year ending January 31, 1998. The total Institutional Service Shares operating expenses were 0.43% for fiscal year ended January 31, 1997 and would have been 0.57% absent the voluntary waivers of portions of the management fee, administrative fee and custodian fee.


THE PURPOSE OF THIS TABLE IS TO ASSIST AN INVESTOR IN UNDERSTANDING THE
VARIOUS COSTS AND EXPENSES THAT A SHAREHOLDER OF INSTITUTIONAL SERVICE SHARES OF THE FUND WILL BEAR, EITHER DIRECTLY OR INDIRECTLY. FOR MORE COMPLETE DESCRIPTIONS OF THE VARIOUS COSTS AND EXPENSES, SEE "FUND INFORMATION." WIRE-TRANSFERRED REDEMPTIONS OF LESS THAN $5,000 MAY BE SUBJECT TO ADDITIONAL FEES.


                        EXAMPLE                            1 year    3 years    5 years    10 years
--------------------------------------------------------   ------    -------    -------    --------
You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period.............     $4        $14        $24        $ 54




     THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



PRIME CASH OBLIGATIONS FUND

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES

--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


Reference is made to the Report of Ernst & Young LLP, Independent Auditors on page 31.


                                                                   YEAR ENDED JANUARY 31,
                                                          ----------------------------------------
                                                           1997       1996       1995      1994(a)
                                                          ------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 1.00     $ 1.00     $ 1.00     $ 1.00
------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------
  Net investment income                                     0.05       0.06       0.04       0.01
------------------------------------------------------
LESS DISTRIBUTIONS
------------------------------------------------------
  Distributions from net investment income                 (0.05)     (0.06)     (0.04)     (0.01)
------------------------------------------------------    ------     ------     ------     -------
NET ASSET VALUE, END OF PERIOD                            $ 1.00     $ 1.00     $ 1.00     $ 1.00
------------------------------------------------------    ------     ------     ------     -------
TOTAL RETURN (B)                                            5.11%      5.83%      4.21%      0.99%
------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------
  Expenses                                                  0.43%      0.42%      0.37%      0.36% *
------------------------------------------------------
  Net investment income                                     5.02%      5.65%      4.05%      2.91% *
------------------------------------------------------
  Expense waiver/reimbursement (c)                          0.14%      0.08%      0.13%      0.22% *


------------------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------------------
  Net assets, end of period (000 omitted)                 $412,762   $324,474   $342,673   $350,666
------------------------------------------------------




* Computed on an annualized basis.


 (a) Reflects operations for the period from September 2, 1993 (date of initial public offering) to January 31, 1994.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.


(See Notes which are an integral part of the Financial Statements)


GENERAL INFORMATION
--------------------------------------------------------------------------------

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 16, 1992. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees has established three classes of shares known as Institutional Shares, Institutional Service Shares and Institutional Capital Shares. This prospectus relates only to Institutional Service Shares of the Fund, which are designed primarily for financial institutions, financial intermediaries and institutional investors as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term money market securities. A minimum initial investment of $1,000,000 over a one-year period is required.

The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income consistent with stability of principal and liquidity. This investment objective may be changed by the Board of Trustees without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing in a portfolio of money market securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS. The Fund invests in high quality money market instruments that are either rated in the highest short-term rating category by one or more nationally recognized statistical rating organizations ("NRSROs") or are of comparable quality to securities having such ratings. Examples of these instruments include, but are not limited to:

     - domestic issues of corporate debt obligations, including variable rate demand notes;

     - commercial paper (including Canadian Commercial Paper and Europaper);

     - certificates of deposit, demand and time deposits, bankers' acceptances and other instruments of domestic and foreign banks and other deposit institutions ("Bank Instruments");

- short-term credit facilities;


     - asset-backed securities;

     - obligations issued or guaranteed as to payment of principal and interest by the U.S. government or one of its agencies or instrumentalities;

     - other money market instruments; and


     - obligations issued by state and local government agencies.

The Fund invests only in instruments denominated and payable in U.S. dollars.

     VARIABLE RATE DEMAND NOTES. Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

     BANK INSTRUMENTS. The Fund only invests in Bank Instruments either issued by an institution having capital, surplus and undivided profits over $100 million, or insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"). Bank Instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs"). The Fund will treat securities credit enhanced with a bank's letter of credit as Bank Instruments.


ASSET-BACKED SECURITIES. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may take the form of beneficial interests in special purpose trusts, limited partnership interests, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities often have some form of credit or liquidity enhancement, payments on the securities depend predominantly upon collections of the loans and receivables held by the issuer.

     SHORT-TERM CREDIT FACILITIES. The Fund may enter into, or acquire participations in, short-term borrowing arrangements with corporations, consisting of either a short-term revolving credit facility or a master note agreement payable upon demand. Under these arrangements, the borrower may reborrow funds during the term of the facility. The Fund treats any commitments to provide such advances as a standby commitment to purchase the borrower's notes.

REPURCHASE AGREEMENTS. Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.


REVERSE REPURCHASE AGREEMENTS. The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but does not ensure this result. However, liquid assets of the Fund, in a dollar amount sufficient to make payment for the securities to be purchased, are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies, but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid the Fund will limit their purchase, together with other illiquid securities, including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice to 10% of its net assets.

CREDIT ENHANCEMENT. Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price.


DEMAND FEATURES. The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.


LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis, or both, to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/ dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral at all times equal to at least 100% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

INVESTMENT RISKS

ECDs, ETDs, Yankee CDs, Canadian Commercial Paper, and Europaper are subject to different risks than domestic obligations of domestic banks or corporations. Examples of these risks include international economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing entity, and the possible impact of interruptions in the flow of international currency transactions. Risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping, and the public availability of information. These factors will be carefully considered by the Fund's adviser in selecting investments for the Fund.

INVESTMENT LIMITATIONS

The Fund may not:

     - borrow money, except that the Fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) from banks, or subject to specific authorization by the SEC, from funds advised by the adviser or an affiliate of the adviser, and (ii) engage in reverse repurchase agreements; provided that (i) and (ii) in combination do not exceed one-third of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may not mortgage, pledge or hypothecate any assets except in connection with such borrowings and reverse repurchase agreements and then only in amounts not exceeding one-third of the value of the Fund's total assets at the time of such borrowing; or

     - purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, (unless the Fund is in a temporary defensive position); provided that there is no limitation with respect to investments in U.S. government securities or, in bank instruments issued by domestic banks.



The above investment limitations cannot be changed without shareholder approval.


FUND INFORMATION
--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES. The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER. Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

     ADVISORY FEES. The adviser receives an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

     ADVISER'S BACKGROUND. Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the


     Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

     Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across over 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.


Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.


DISTRIBUTION OF INSTITUTIONAL SERVICE SHARES

Federated Securities Corp. is the principal distributor for Institutional Service Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

ADMINISTRATION OF THE FUND

SHAREHOLDER SERVICES. The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS. In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and


Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.


ADMINISTRATIVE SERVICES. Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:


                          AVERAGE AGGREGATE
MAXIMUM FEE                DAILY NET ASSETS
------------     ------------------------------------
   0.15%              on the first $250 million
   0.125%              on the next $250 million
   0.10%               on the next $250 million
   0.075%        on assets in excess of $750 million




The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE
--------------------------------------------------------------------------------

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Service Shares from the value of Fund assets attributable to Institutional Service Shares, and dividing the remainder by the number of Institutional Service Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

The net asset value is determined at 12:00 noon, 3:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------


Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or by check. The Fund reserves the right to reject any purchase request.

To make a purchase, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken by telephone. The minimum initial investment is $1,000,000. However, an account may be opened with a smaller amount as long as the minimum is reached within one year of opening the account. Financial institutions may impose different minimum investment requirements on their customers.

PURCHASING SHARES BY WIRE. Shares may be purchased by Federal Reserve wire by calling the Fund before 3:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) that day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to:
Prime Cash Obligations Fund-- Institutional Service Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

PURCHASING SHARES BY CHECK.  Shares may be purchased by sending a check to


Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Prime Cash Obligations Fund--Institutional Service Shares. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.

INVEST-BY-PHONE. Once an account has been opened, a shareholder may use invest-by-phone for investments if an authorization form has been filed with Federated Shareholder Services Company, the transfer agent for shares of the Fund. Approximately two weeks after sending the form to Federated Shareholder Services Company, the shareholder may call Federated Shareholder Services Company to purchase shares. Federated Shareholder Services Company will send a request for monies to the shareholder's commercial bank, savings bank, or credit union ("bank") via the Automated Clearing House. The shareholder's bank, which must be an Automated Clearing House member, will then forward the monies to Federated Shareholder Services Company. The purchase is normally entered the next business day after the initial phone request. For further information and an application, call the Fund.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES BY TELEPHONE.  Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 3:00 p.m. (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.


In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL. Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.



The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

ACCOUNT AND SHARE INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS. Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.


CAPITAL GAINS. The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.

CERTIFICATES AND CONFIRMATIONS. As transfer agent for the Fund, Federated Shareholder Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested by contacting the Fund or Federated Shareholder Services Company in writing. Monthly confirmations are sent to report all transactions as well as dividends paid during the month.

ACCOUNTS WITH LOW BALANCES. Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account, except accounts maintained by retirement plans, and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,000,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS. Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.

As of March 10, 1997, Harris Trust and Savings Bank, Chicago, organized in the state of Illinois owned 83.27% of the voting securities of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

TAX INFORMATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares.



STATE AND LOCAL TAXES

In the opinion of Houston, Donnelly & Meck, counsel to the Trust, Fund shares may be subject to personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania to the extent that the portfolio securities in the Fund would be subject to such taxes if owned directly by residents of those jurisdictions.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

OTHER CLASSES OF SHARES
--------------------------------------------------------------------------------

The Fund also offers other classes. Institutional Shares are sold at net asset value primarily to entities holding shares in an agency or fiduciary capacity, financial institutions, financial intermediaries and institutional investors and are subject to a minimum initial investment of $1,000,000. Institutional Capital Shares are sold at net asset value primarily to financial institutions, financial intermediaries and institutional investors and are subject to a minimum initial investment of $1,000,000.

All classes are subject to certain of the same expenses.

Neither Institutional Shares nor Institutional Capital Shares are distributed with a 12b-1 Plan but both are subject to shareholder services fees. Currently, Institutional Shares are accruing no shareholder services fees.

Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, the Fund advertises its yield, effective yield and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.


From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.


LAST MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------

A Special Meeting of Prime Money Market Fund, a portfolio of Lehman Brothers Institutional Funds Group Trust was held on November 13, 1996. On October 11, 1996, the record date for shareholders voting at the meeting, there were 2,468,843,605 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:


                                                                                     WITHHELD
         AGENDA ITEM                  FOR             AGAINST        ABSTAIN     AUTHORITY TO VOTE
-----------------------------  -----------------   --------------   ---------    -----------------
1. Approval of the Investment
Advisory Agreement between
Federated Management and the
Trust with respect to the
Fund                               1,286,430,982       62,006,079   4,368,976         -0-
2. Election of Trustees

John F. Donahue                    1,352,368,038        -0-            -0-              438,000
Thomas G. Bigley.............      1,352,368,038        -0-            -0-              438,000
John T. Conroy, Jr...........      1,352,368,038        -0-            -0-              438,000
William J. Copeland..........      1,352,368,038        -0-            -0-              438,000
J. Christopher Donahue.......      1,352,368,038        -0-            -0-              438,000
James E. Dowd................      1,352,368,038        -0-            -0-              438,000
Lawrence D. Ellis, M.D.......      1,352,368,038        -0-            -0-              438,000
Edward L. Flaherty, Jr.......      1,352,368,038        -0-            -0-              438,000
Peter E. Madden..............      1,352,368,038        -0-            -0-              438,000
Gregor F. Meyer..............      1,352,368,038        -0-            -0-              438,000
John E. Murray, Jr...........      1,352,368,038        -0-            -0-              438,000
Wesley W. Posvar.............      1,352,368,038        -0-            -0-              438,000
Marjorie P. Smuts............      1,352,368,038        -0-            -0-              438,000





PRIME CASH OBLIGATIONS FUND

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

--------------------------------------------------------------------------------
 (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                              YEAR ENDED JANUARY 31,
                                                    -------------------------------------------
                                                     1997        1996        1995       1994(a)
                                                    ------      ------      ------      -------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 1.00      $ 1.00      $ 1.00      $ 1.00
-----------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------
  Net investment income                               0.05        0.06        0.04        0.03
-----------------------------------------------
LESS DISTRIBUTIONS
-----------------------------------------------
  Distributions from net investment income           (0.05)      (0.06)      (0.04)      (0.03)
-----------------------------------------------     ------      ------      ------      -------
NET ASSET VALUE, END OF PERIOD                      $ 1.00      $ 1.00      $ 1.00      $ 1.00
-----------------------------------------------     ------      ------      ------      -------
TOTAL RETURN (B)                                      5.38%       6.08%       4.52%       3.14%
-----------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------
  Expenses                                            0.18%       0.17%       0.12%       0.11% *
-----------------------------------------------
  Net investment income                               5.25%       5.90%       4.30%       3.16% *
-----------------------------------------------
  Expense waiver/reimbursement (c)                    0.14%       0.08%       0.13%       0.22% *


-----------------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------------
  Net assets, end of period (000 omitted)           $1,572,912  $3,919,186  $1,538,802  $2,866,353
-----------------------------------------------





* Computed on an annualized basis.


(a) Reflects operations for the period from February 8, 1993 (date of initial public investment) to January 31, 1994.


(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.



(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.


 (See Notes which are an integral part of the Financial Statements)



PRIME CASH OBLIGATIONS FUND


FINANCIAL HIGHLIGHTS--INSTITUTIONAL CAPITAL SHARES


--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                      YEAR ENDED JANUARY 31,
                                                                   -----------------------------
                                                                    1997       1996      1995(a)
                                                                   ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD                               $ 1.00     $ 1.00     $ 1.00
---------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------
  Net investment income                                              0.05       0.06       0.02
---------------------------------------------------------------
LESS DISTRIBUTIONS
---------------------------------------------------------------
  Distributions from net investment income                          (0.05)     (0.06)     (0.02)
---------------------------------------------------------------    ------     ------     -------
NET ASSET VALUE, END OF PERIOD                                     $ 1.00     $ 1.00     $ 1.00
---------------------------------------------------------------    ------     ------     -------
TOTAL RETURN (B)                                                     5.23%      5.94%      1.66%
---------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------
  Expenses                                                           0.32%      0.32%      0.27% *
---------------------------------------------------------------
  Net investment income                                              5.00%      5.75%      4.15% *
---------------------------------------------------------------
  Expense waiver/reimbursement (c)                                   0.18%      0.08%      0.12% *


---------------------------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------------------------
  Net assets, end of period (000 omitted)                          $48,910    $11,811    $8,318
---------------------------------------------------------------




* Computed on an annualized basis.


(a) Reflects operations for the period from October 6, 1994 (date of initial public offering) to January 31, 1995.


 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.


(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.



(See Notes which are an integral part of the Financial Statements)


PRIME CASH OBLIGATIONS FUND


PORTFOLIO OF INVESTMENTS

JANUARY 31, 1997


--------------------------------------------------------------------------------


 PRINCIPAL
   AMOUNT                                                                              VALUE
------------         -----------------------------------------------------------   --------------
SHORT-TERM NOTES--7.2%
--------------------------------------------------------------------------------
                     FINANCE--AUTOMOTIVE--0.3%
                     -----------------------------------------------------------
$  3,228,536         Ford Credit Auto Owner Trust 1996-Class-B, Class A-1,
                     5.514%, 10/15/1997                                            $    3,228,535
                     -----------------------------------------------------------
   2,232,251         Nationsbank Auto Owner Trust 1996-A, Class A-1, 5.776%,
                     8/15/1997                                                          2,233,270
                     -----------------------------------------------------------   --------------
                     Total                                                              5,461,805
                     -----------------------------------------------------------   --------------
                     BANKING--0.7%
                     -----------------------------------------------------------
  14,000,000     (b) SALTS III Cayman Island Corp., (Bankers Trust
                     International, PLC Swap Agreement), 5.788%, 7/23/1997             14,000,000
                     -----------------------------------------------------------   --------------
                     BROKERAGE--2.5%
                     -----------------------------------------------------------
  50,000,000     (b) Goldman Sachs Group, LP, 5.563%, 4/28/1997                        50,000,000
                     -----------------------------------------------------------   --------------
                     FINANCE--AUTOMOTIVE--0.8%


                     -----------------------------------------------------------
  10,000,000         Ford Credit Auto Lease Trust 1996-1, Class A-1, 5.451%,
                     11/15/1997                                                         9,999,213
                     -----------------------------------------------------------
   6,000,000         WFS Financial Owner Trust 1996-D, Class A-1, 5.500%,
                     1/16/1998                                                          6,000,000
                     -----------------------------------------------------------   --------------
                     Total                                                             15,999,213
                     -----------------------------------------------------------   --------------
                     FINANCE--COMMERCIAL--2.9%
                     -----------------------------------------------------------
  10,000,000         Cargill Lease Receivables Trust 1996-A, Class A-1, 5.613%,
                     12/20/1997                                                        10,000,000
                     -----------------------------------------------------------
  10,000,000         General Electric Capital Corp., 4.915%, 2/12/1997                  9,999,895
                     -----------------------------------------------------------
  10,000,000         General Electric Capital Corp., 4.915%, 2/13/1997                  9,999,885
                     -----------------------------------------------------------
  10,000,000         General Electric Capital Corp., 4.948%, 2/10/1997                  9,999,899
                     -----------------------------------------------------------
  10,000,000         General Electric Capital Corp., 5.004%, 2/5/1997                   9,999,963
                     -----------------------------------------------------------
  10,000,000         General Electric Capital Corp., 5.080%, 2/3/1997                  10,000,009
                     -----------------------------------------------------------   --------------
                     Total                                                             59,999,651
                     -----------------------------------------------------------   --------------
                     TOTAL SHORT-TERM NOTES                                           145,460,669
                     -----------------------------------------------------------   --------------





PRIME CASH OBLIGATIONS FUND
--------------------------------------------------------------------------------


 PRINCIPAL
   AMOUNT                                                                              VALUE
------------         -----------------------------------------------------------   --------------
BANK NOTE--2.5%
--------------------------------------------------------------------------------
                     BANKING--2.5%
                     -----------------------------------------------------------
$ 50,000,000         First Union National Bank, Charlotte, N.C., 5.670%,
                     4/28/1997                                                     $   50,002,236
                     -----------------------------------------------------------   --------------
CERTIFICATES OF DEPOSIT--8.1%
--------------------------------------------------------------------------------
                     BANKING--8.1%
                     -----------------------------------------------------------
  55,000,000         Abbey National Treasury Services, PLC, (Guaranteed by Abbey
                     National Bank PLC, London), 5.410%-5.450%, 5/27/1997              54,997,205
                     -----------------------------------------------------------
  80,000,000         Banque Nationale de Paris, 5.375%, 2/27/1997                      80,000,285
                     -----------------------------------------------------------
  30,000,000         Societe Generale, Paris, 5.370%, 2/19/1997                        30,000,050
                     -----------------------------------------------------------   --------------
                     TOTAL CERTIFICATES OF DEPOSIT                                    164,997,540
                     -----------------------------------------------------------   --------------
(A) COMMERCIAL PAPER--55.3%
--------------------------------------------------------------------------------


                     BANKING--15.4%
                     -----------------------------------------------------------
  30,000,000         Abbey National N.A. Corp., (Guaranteed by Abbey National
                     Bank PLC, London), 5.402%, 3/11/1997                              29,831,217
                     -----------------------------------------------------------
 100,000,000         Bank of Nova Scotia, Toronto, 5.393%-5.434%,
                     3/6/1997-3/17/1997                                                99,447,228
                     -----------------------------------------------------------
  25,000,000         Den Danske Corp., Inc., (Guaranteed by Den Danske Bank
                     A/S), 5.530%, 7/17/1997                                           24,379,806
                     -----------------------------------------------------------
  30,000,000         Deutsche Bank Financial, Inc., (Guaranteed by Deutsche
                     Bank, AG), 5.404%, 3/12/1997                                      29,826,775
                     -----------------------------------------------------------
  36,000,000         ING US Funding, (Guaranteed by Internationale Nederlanden
                     Bank N.V.), 5.520%, 7/8/1997                                      35,156,910
                     -----------------------------------------------------------
  30,000,000         National Australia Funding, Inc., (Guaranteed by National
                     Australia Bank, Ltd., Melbourne), 5.423%, 4/17/1997               29,665,625
                     -----------------------------------------------------------
  65,000,000         Svenska Handelsbanken, Inc., (Guaranteed by Svenska
                     Handelsbanken, Stockholm), 5.406%-5.530%,
                     4/14/1997-7/25/1997                                               64,243,755
                     -----------------------------------------------------------   --------------
                     Total                                                            312,551,316
                     -----------------------------------------------------------   --------------
                     BROKERAGE--5.3%
                     -----------------------------------------------------------


 109,000,000         Merrill Lynch & Co., Inc., 5.372%-5.423%,
                     2/18/1997-4/9/1997                                               108,205,406
                     -----------------------------------------------------------   --------------





PRIME CASH OBLIGATIONS FUND
--------------------------------------------------------------------------------


 PRINCIPAL
   AMOUNT                                                                              VALUE
------------         -----------------------------------------------------------   --------------
(A) COMMERCIAL PAPER--CONTINUED
--------------------------------------------------------------------------------
                     CHEMICALS--3.4%
                     -----------------------------------------------------------
$ 70,000,000         Du Pont (E.I.) de Nemours & Co., 5.427%-5.446%,
                     2/19/1997-4/7/1997                                            $   69,468,931
                     -----------------------------------------------------------   --------------
                     ENTERTAINMENT--1.9%
                     -----------------------------------------------------------
  40,000,000         Disney (Walt) Holding Co., 5.445%, 5/1/1997                       39,475,889
                     -----------------------------------------------------------   --------------
                     FINANCE--AUTOMOTIVE--3.7%
                     -----------------------------------------------------------
  75,000,000         Ford Motor Credit Corp., 5.393%-5.457%, 2/4/1997-4/11/1997        74,479,104
                     -----------------------------------------------------------   --------------
                     FINANCE--COMMERCIAL--16.5%
                     -----------------------------------------------------------
 103,000,000         Asset Securitization Cooperative Corp., 5.404%-5.438%,
                     3/5/1997-3/18/1997                                               102,372,826
                     -----------------------------------------------------------
   5,000,000         Beta Finance, Inc., 5.402%, 3/3/1997                               4,977,792
                     -----------------------------------------------------------


  15,000,000         CIESCO, Inc., 5.575%, 4/1/1997                                    14,866,267
                     -----------------------------------------------------------
  10,000,000         CIT Group Holdings, Inc., 5.523%, 2/3/1997                         9,996,933
                     -----------------------------------------------------------
  25,000,000         CXC, Inc., 5.435%, 4/21/1997                                      24,705,396
                     -----------------------------------------------------------
  36,000,000         Corporate Asset Funding Co., Inc. (CAFCO), 5.466%, 4/9/1997       35,642,890
                     -----------------------------------------------------------
  25,325,000         Falcon Asset Securitization Corp., 5.445%, 4/16/1997              25,045,454
                     -----------------------------------------------------------
  25,000,000         General Electric Capital Corp., 5.441%, 3/10/1997                 24,863,049
                     -----------------------------------------------------------
  70,410,000         Greenwich Funding Corp., 5.384%-5.519%, 2/28/1997-4/22/1997       69,750,221
                     -----------------------------------------------------------
  24,475,000         PREFCO-Preferred Receivables Funding Co., 5.421%-5.486%,
                     2/28/1997-4/17/1997                                               24,274,741
                     -----------------------------------------------------------   --------------
                     Total                                                            336,495,569
                     -----------------------------------------------------------   --------------
                     FINANCE--RETAIL--8.6%
                     -----------------------------------------------------------
  30,000,000         American Express Credit Corp., 5.434%, 6/10/1997                  29,431,325
                     -----------------------------------------------------------
  65,000,000         Associates Corp. of North America, 5.380%-5.503%,
                     2/3/1997-2/21/1997                                                64,927,250
                     -----------------------------------------------------------
  34,000,000         McKenna Triangle National Corp., 5.377%, 2/25/1997                33,879,867
                     -----------------------------------------------------------


  47,000,000         New Center Asset Trust, A1+/P1 Series, 5.424%, 4/29/1997          46,392,329
                     -----------------------------------------------------------   --------------
                     Total                                                            174,630,771
                     -----------------------------------------------------------   --------------





PRIME CASH OBLIGATIONS FUND
--------------------------------------------------------------------------------


 PRINCIPAL
   AMOUNT                                                                              VALUE
------------         -----------------------------------------------------------   --------------
(A) COMMERCIAL PAPER--CONTINUED
--------------------------------------------------------------------------------
                     OIL & OIL FINANCE--0.5%
                     -----------------------------------------------------------
$ 10,000,000         Koch Industries, Inc., 5.583%, 2/3/1997                       $    9,996,900
                     -----------------------------------------------------------   --------------
                     TOTAL COMMERCIAL PAPER                                         1,125,303,886
                     -----------------------------------------------------------   --------------
GOVERNMENT AGENCY--0.5%
--------------------------------------------------------------------------------
                     FEDERAL HOME LOAN BANK, FLOATING RATE NOTE--0.5%
                     -----------------------------------------------------------
  10,000,000         5.480%, 5/8/1997                                                  10,001,983
                     -----------------------------------------------------------   --------------
(C) VARIABLE RATE OBLIGATIONS--6.0%
--------------------------------------------------------------------------------
                     BANKING--6.0%
                     -----------------------------------------------------------
   1,000,000         Chestnut Hills Apartments, Ltd., (Huntington National Bank,
                     Columbus, OH LOC), 5.51%, 2/6/1997                                 1,000,000
                     -----------------------------------------------------------
   7,135,000         Franklin County, OH, (Edison Wielding), (Series 1995),


                     (Huntington National Bank, Columbus, OH LOC), 5.59%,
                     2/6/1997                                                           7,135,000
                     -----------------------------------------------------------
   7,500,000         Henry County Ohio, Series 1996 Automatic Feed Project,
                     (Huntington National Bank, Columbus, OH LOC), 5.630%,
                     2/6/1997                                                           7,500,000
                     -----------------------------------------------------------
  85,000,000         SMM Trust, Series 1996-I, (Morgan Guaranty Trust Co., New
                     York Swap Agreement), 5.488%, 3/1/1997                            85,000,000
                     -----------------------------------------------------------
  20,000,000         SMM Trust, Series 1996-U, (Morgan Guaranty Trust Co., New
                     York Swap Agreement), 5.425%, 2/20/1997                           20,000,000
                     -----------------------------------------------------------
   1,250,000         TDB Realty, Ltd., (Huntington National Bank, Columbus, OH
                     LOC), 5.46%, 2/6/1997                                              1,250,000
                     -----------------------------------------------------------   --------------
                     TOTAL VARIABLE RATE OBLIGATIONS                                  121,885,000
                     -----------------------------------------------------------   --------------
TIME DEPOSIT--3.7%
--------------------------------------------------------------------------------
                     BANKING--3.7%
                     -----------------------------------------------------------
  75,000,000         Royal Bank of Canada, Montreal, 5.625%, 2/3/1997                  75,000,000
                     -----------------------------------------------------------   --------------





PRIME CASH OBLIGATIONS FUND
--------------------------------------------------------------------------------


 PRINCIPAL
   AMOUNT                                                                              VALUE
------------         -----------------------------------------------------------   --------------
(D) REPURCHASE AGREEMENTS--16.7%
--------------------------------------------------------------------------------
$104,000,000         Bear, Stearns and Co., 5.580%, dated 1/31/1997, due
                     2/3/1997                                                      $  104,000,000
                     -----------------------------------------------------------
 116,800,000         Daiwa Securities America, Inc., 5.580%, dated 1/31/1997,
                     due 2/3/1997                                                     116,800,000
                     -----------------------------------------------------------
  43,624,000         Sanwa-BGK Securities Co., L.P., 5.350%, dated 1/31/1997,
                     due 2/3/1997                                                      43,624,000
                     -----------------------------------------------------------
  75,000,000         UBS Securities, Inc., 5.530%, dated 1/31/1997, due 2/3/1997       75,000,000
                     -----------------------------------------------------------   --------------
                     TOTAL REPURCHASE AGREEMENTS                                      339,424,000
                     -----------------------------------------------------------   --------------
                     TOTAL INVESTMENTS, AT AMORTIZED COST(E)                       $2,032,075,314
                     -----------------------------------------------------------   --------------





(a) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.


 (b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At January 31, 1997, these securities amounted to $64,000,000 which represents 3.1% of net assets.


(c) Current rate and next reset date shown.



(d) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.


 (e) Also represents costs for the federal tax purposes.


Note: The categories of investments are shown as a percentage of net assets
      ($2,034,583,776) at January 31, 1997.



The following acronyms are used throughout this portfolio:


LOC  -- Letter of Credit
LP   -- Limited Partnership
PLC  -- Public Limited Company





(See Notes which are an integral part of the Financial Statements)


PRIME CASH OBLIGATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES

JANUARY 31, 1997
--------------------------------------------------------------------------------


ASSETS:
-------------------------------------------------------------------------------
Investments in repurchase agreements                             $  339,424,000
--------------------------------------------------------------
Investments in securities                                         1,692,651,314
--------------------------------------------------------------
Total investments in securities, at amortized cost and value                       $2,032,075,314
-------------------------------------------------------------------------------
Income receivable                                                                       6,931,533
-------------------------------------------------------------------------------
Receivable for shares sold                                                                847,773
-------------------------------------------------------------------------------    --------------
     Total assets                                                                   2,039,854,620
-------------------------------------------------------------------------------
LIABILITIES:
-------------------------------------------------------------------------------
Payable for shares redeemed                                               4,182
--------------------------------------------------------------
Income distribution payable                                           4,606,770
--------------------------------------------------------------
Payable to Bank                                                         395,949
--------------------------------------------------------------
Accrued expenses                                                        263,943
--------------------------------------------------------------   --------------
     Total liabilities                                                                  5,270,844
-------------------------------------------------------------------------------    --------------


NET ASSETS for 2,034,583,776 shares outstanding                                    $2,034,583,776
-------------------------------------------------------------------------------    --------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
-------------------------------------------------------------------------------
INSTITUTIONAL SHARES:
$1,572,912,843 / 1,572,912,843 shares outstanding                                           $1.00
-------------------------------------------------------------------------------    --------------
INSTITUTIONAL SERVICE SHARES:
$412,761,858 / 412,761,858 shares outstanding                                               $1.00
-------------------------------------------------------------------------------    --------------
INSTITUTIONAL CAPITAL SHARES:
$48,909,075 / 48,909,075 shares outstanding                                                 $1.00
-------------------------------------------------------------------------------    --------------




(See Notes which are an integral part of the Financial Statements)



PRIME CASH OBLIGATIONS FUND

STATEMENT OF OPERATIONS

YEAR ENDED JANUARY 31, 1997

--------------------------------------------------------------------------------


INVESTMENT INCOME:
--------------------------------------------------------------------------------------------
Interest                                                                                        $155,374,916
--------------------------------------------------------------------------------------------
EXPENSES--
--------------------------------------------------------------------------------------------
Investment advisory fee                                                          $ 5,725,774
-----------------------------------------------------------------------------
Administrative personnel and services fee                                          2,410,623
-----------------------------------------------------------------------------
Custodian fees                                                                       348,920
-----------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                             406,494
-----------------------------------------------------------------------------
Directors'/Trustees' fees                                                             53,321
-----------------------------------------------------------------------------
Auditing fees                                                                         12,615
-----------------------------------------------------------------------------
Legal fees                                                                            34,886
-----------------------------------------------------------------------------
Portfolio accounting fees                                                             54,368
-----------------------------------------------------------------------------
Share registration costs                                                              18,566
-----------------------------------------------------------------------------
Distribution services fee--Institutional Service Shares                              624,090
-----------------------------------------------------------------------------


Distribution services fee--Institutional Capital Shares                               18,885
-----------------------------------------------------------------------------
Distribution services fee--Class C Shares                                             35,124
-----------------------------------------------------------------------------
Shareholder services fee--Institutional Service Shares                               211,366
-----------------------------------------------------------------------------
Shareholder services fee--Institutional Capital Shares                                11,501
-----------------------------------------------------------------------------
Printing and postage                                                                  29,480
-----------------------------------------------------------------------------
Miscellaneous                                                                         73,495
-----------------------------------------------------------------------------    -----------
    Total expenses                                                                10,069,508
-----------------------------------------------------------------------------
Waivers--
-----------------------------------------------------------------------------
  Waiver of investment advisory fee                               $(2,154,500)
---------------------------------------------------------------
  Waiver of administrative personnel and services fee              (1,681,402)
---------------------------------------------------------------
  Waiver of custodian fees                                           (215,672)
---------------------------------------------------------------
  Waiver of shareholder services fee--Institutional Capital
    Shares                                                             (6,901)
---------------------------------------------------------------   -----------
    Total waivers                                                                 (4,058,475)
-----------------------------------------------------------------------------    -----------
         Net expenses                                                                              6,011,033


--------------------------------------------------------------------------------------------    ------------
             Net investment income                                                               149,363,883
--------------------------------------------------------------------------------------------    ------------
Net realized loss on investments                                                                    (930,171)
--------------------------------------------------------------------------------------------    ------------
         Change in net assets resulting from operations                                         $148,433,712
--------------------------------------------------------------------------------------------    ------------





(See Notes which are an integral part of the Financial Statements)


PRIME CASH OBLIGATIONS FUND

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                                    YEAR ENDED JANUARY 31,
                                                             ------------------------------------
                                                                   1997                1996
                                                             ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS:
----------------------------------------------------------
OPERATIONS--
----------------------------------------------------------
Net investment income                                        $    149,363,883    $    261,679,856
----------------------------------------------------------
Net realized gain (loss) on investments                              (930,171)           (159,065)
----------------------------------------------------------   ----------------    ----------------
     Change in net assets resulting from operations               148,433,712         261,520,791
----------------------------------------------------------   ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS--
----------------------------------------------------------
Distributions from net investment income:
----------------------------------------------------------
  Institutional Shares                                           (131,246,169)       (238,538,736)
----------------------------------------------------------
  Institutional Service Shares                                    (16,786,956)        (21,823,102)
----------------------------------------------------------
  Institutional Capital Shares                                       (861,359)           (668,435)
----------------------------------------------------------
  Class C Shares                                                     (489,156)           (649,583)


----------------------------------------------------------   ----------------    ----------------
     Change in net assets resulting from distributions to
     shareholders                                                (149,383,640)       (261,679,856)
----------------------------------------------------------   ----------------    ----------------
CAPITAL CONTRIBUTION                                                1,107,973                  --
----------------------------------------------------------   ----------------    ----------------
SHARE TRANSACTIONS--
----------------------------------------------------------
Proceeds from sale of shares                                   44,315,024,567     100,956,434,456
----------------------------------------------------------
Net asset value of shares issued to shareholders in
payment of distributions declared                                  70,429,183          96,866,406
----------------------------------------------------------
Cost of shares redeemed                                       (46,619,754,483)    (98,681,453,306)
----------------------------------------------------------   ----------------    ----------------
     Change in net assets resulting from share
       transactions                                            (2,234,300,733)      2,371,847,556
----------------------------------------------------------   ----------------    ----------------
          Change in net assets                                 (2,234,142,688)      2,371,688,491
----------------------------------------------------------
NET ASSETS:
----------------------------------------------------------
Beginning of period                                             4,268,726,464       1,897,037,973
----------------------------------------------------------   ----------------    ----------------
End of period (including undistributed net investment of
$0 and $19,757, respectively.)                               $  2,034,583,776    $  4,268,726,464
----------------------------------------------------------   ----------------    ----------------




(See Notes which are an integral part of the Financial Statements)

PRIME CASH OBLIGATIONS FUND

NOTES TO FINANCIAL STATEMENTS

JANUARY 31, 1997

--------------------------------------------------------------------------------


(1) ORGANIZATION

Money Market Obligations Trust II (the "Trust") (formerly, Lehman Brothers Institutional Group Trust) is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of three portfolios. The financial statements included herein are only those of Prime Cash Obligations Fund (the "Fund") (formerly, Prime Money Market Fund). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide a high level of current income consistent with stability of principal and liquidity.

The Fund offers three classes of shares: Institutional Shares (formerly, Class A Shares), Institutional Service Shares (formerly, Class B Shares), and


Institutional Capital Shares (formerly, Class E Shares). As of November 15, 1996, the Fund's Class C Shares were no longer operational.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--The Fund's use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act.

     REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal

PRIME CASH OBLIGATIONS FUND

--------------------------------------------------------------------------------


     Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.


     RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.

     Additional information on each restricted security held at January 31, 1997 is as follows:


                                                                    ACQUISITION     ACQUISITION
                              SECURITY                                 DATE            COST
    -------------------------------------------------------------   -----------     -----------
    Goldman Sachs Group                                               01/27/97      $50,000,000
    Salts III Cayman Island Corp.                                     01/21/97      $14,000,000




     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest ($0.001 par value) for each class of shares.


PRIME CASH OBLIGATIONS FUND

--------------------------------------------------------------------------------

Transactions in shares were as follows:


                                                                   YEAR ENDED JANUARY 31,
                                                             -----------------------------------
                                                                  1997                1996
                                                             ---------------     ---------------
                   INSTITUTIONAL SHARES                          SHARES              SHARES
----------------------------------------------------------   ---------------     ---------------
Shares sold                                                   40,032,958,456      97,578,640,948
----------------------------------------------------------
Shares issued to shareholders in payment of distributions
declared                                                          69,513,711          95,915,354
----------------------------------------------------------
Shares redeemed                                              (42,448,889,011)    (95,294,028,189)
----------------------------------------------------------   ---------------     ---------------
     Net change resulting from Institutional Share
     transactions                                             (2,346,416,844)      2,380,528,113
----------------------------------------------------------   ---------------     ---------------



                                                                   YEAR ENDED JANUARY 31,
                                                             -----------------------------------
                                                                  1997                1996
                                                             ---------------     ---------------
               INSTITUTIONAL SERVICE SHARES                      SHARES              SHARES
----------------------------------------------------------   ---------------     ---------------
Shares sold                                                    3,521,627,120       2,718,357,901
----------------------------------------------------------
Shares issued to shareholders in payment of distributions
declared                                                              64,147             175,069
----------------------------------------------------------
Shares redeemed                                               (3,433,416,889)     (2,736,718,080)
----------------------------------------------------------   ---------------     ---------------
     Net change resulting from Institutional Service Share
     transactions                                                 88,274,378         (18,185,110)
----------------------------------------------------------   ---------------     ---------------




PRIME CASH OBLIGATIONS FUND

--------------------------------------------------------------------------------


                                                                     YEAR ENDED JANUARY 31,
                                                                --------------------------------
                                                                     1997              1996
                                                                --------------     -------------
                INSTITUTIONAL CAPITAL SHARES                        SHARES            SHARES
-------------------------------------------------------------   --------------     -------------
Shares sold                                                        730,851,647       603,114,534
-------------------------------------------------------------
Shares issued to shareholders in payment of distributions
declared                                                               756,768           668,432
-------------------------------------------------------------
Shares redeemed                                                   (694,511,244)     (600,288,961)
-------------------------------------------------------------   --------------     -------------
     Net change resulting from Institutional Capital Share
     transactions                                                   37,097,171         3,494,005
-------------------------------------------------------------   --------------     -------------



                                                                     YEAR ENDED JANUARY 31,
                                                                --------------------------------
                                                                   1997(A)             1996
                                                                --------------     -------------
                       CLASS C SHARES                               SHARES            SHARES
-------------------------------------------------------------   --------------     -------------
Shares sold                                                         29,587,344        56,321,073
-------------------------------------------------------------
Shares issued to shareholders in payment of distributions
declared                                                                94,557           107,551
-------------------------------------------------------------
Shares redeemed                                                    (42,937,339)      (50,418,076)
-------------------------------------------------------------   --------------     -------------
     Net change resulting from Capital C Share transactions        (13,255,438)        6,010,548
-------------------------------------------------------------   --------------     -------------
          Net change resulting from share transactions          (2,234,300,733)    2,371,847,556
-------------------------------------------------------------   --------------     -------------




(a) As of November 15, 1996, the Fund's Class C Shares were no longer operational.

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Federated Management became the Fund's investment adviser on November 15, 1996. Prior to November 15, 1996, Lehman Brothers Global Asset Management, Inc. (the "former Adviser") served as the Fund's investment adviser.

For the period ended January 31, 1997, the advisers earned fees as follows:


                                 AMOUNT OF       AMOUNT OF
          ADVISER               FEE EARNED      FEE WAIVED
----------------------------    -----------     -----------
Federated Management            $  911,504      $  505,519
Lehman Brothers Global Asset
  Management                    $4,814,270      $1,648,981




PRIME CASH OBLIGATIONS FUND
--------------------------------------------------------------------------------

CAPITAL CONTRIBUTION--The former Adviser made a capital contribution to the Fund on November 15, 1996, of an amount equal to the accumulated net realized loss on investments balance carried by the Fund.

This transaction resulted in a permanent book and tax difference. As such, the paid-in-capital and accumulated net realized gain/loss accounts have been adjusted accordingly. This adjustment did not affect net investment income, net realized gains/losses, or net assets.

ADMINISTRATIVE FEE--Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. FServ became the Fund's administrator on November 15, 1996. Prior to November 15, 1996, First Data Investors Services Group, Inc. ("FDISG") served as the Fund's administrator. For the period ended January 31, 1997, the administrators earned fees as follows:


                       AMOUNT OF       AMOUNT OF
  ADMINISTRATOR       FEE EARNED      FEE WAIVED
------------------    -----------     -----------
FServ                 $   30,284      $       --
FDISG                 $2,380,339      $1,681,402




DISTRIBUTION SERVICES FEE--Pursuant to Rule 12b-1 under the Act, as amended, the Fund had adopted Distribution Agreements ("Service Agreements") with institutional investors such as banks, savings and loan associations and other financial institutions with respect to the Fund's former Class B, Class C and Class E shares. All such Service Agreements were terminated effective November 15, 1996. Prior to November 15, 1996, Lehman Brothers, Inc., acted as the Fund's distributor.

SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. There is no present intention of paying or accruing the shareholder services fee for the Institutional Shares. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion. FSS became the Fund's shareholder servicing agent on November 15, 1996.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders. FSSC became the Fund's transfer and dividend disbursing agent on November 15, 1996. Prior to November 15, 1996, FDISG served as the Fund's transfer and dividend disbursing agent.


PRIME CASH OBLIGATIONS FUND

--------------------------------------------------------------------------------

For the period ended January 31, 1997 the transfer and dividend disbursing agents earned fees as follows:


   TRANSFER AND DIVIDEND        AMOUNT OF
     DISBURSING AGENT          FEE EARNED
---------------------------    -----------
FSSC                            $     920
FDISG                           $ 405,574




PORTFOLIO ACCOUNTING FEES--FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses. All portfolio accounting fees for the year ended January 31, 1997, were paid to FServ.

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

To the Shareholders and Trustees of

PRIME CASH OBLIGATIONS FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prime Cash Obligations Fund, formerly Prime Money Market Fund (a portfolio of Money Market Obligations Trust II, formerly a Portfolio of Lehman Brothers Institutional Funds Group Trust) as of January 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prime Cash Obligations Fund at January 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Pittsburgh, Pennsylvania

March 14, 1997


ADDRESSES


--------------------------------------------------------------------------------


Prime Cash Obligations Fund
                Institutional Service Shares                 Federated Investors Tower
                                                             Pittsburgh, Pennsylvania 15222-3779
------------------------------------------------------------------------------------------------

Distributor
                Federated Securities Corp.                   Federated Investors Tower
                                                             Pittsburgh, Pennsylvania 15222-3779
------------------------------------------------------------------------------------------------

Investment Adviser
                Federated Management                         Federated Investors Tower
                                                             Pittsburgh, Pennsylvania 15222-3779
------------------------------------------------------------------------------------------------

Custodian
                State Street Bank and Trust Company          P.O. Box 8600
                                                             Boston, Massachusetts 02266-8600
------------------------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent
                Federated Shareholder                        P.O. Box 8600
                Services Company                             Boston, Massachusetts 02266-8600
------------------------------------------------------------------------------------------------

Independent Auditors


                Ernst & Young LLP                            One Oxford Centre
                                                             Pittsburgh, Pennsylvania 15219
------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           PRIME CASH OBLIGATIONS
                                           FUND
                                           (FORMERLY, PRIME MONEY MARKET FUND)
                                           INSTITUTIONAL SERVICE SHARES
                                           (FORMERLY, CLASS B SHARES)
                                           PROSPECTUS

                                           A Portfolio of Money Market
                                           Obligations Trust II (formerly,
                                           Lehman Brothers
                                           Institutional Funds Group Trust), an
                                           Open-End
                                           Management Investment Company

                                           Prospectus dated March 31, 1997

LOGO
       Cusip 608912804
       G01881-04-SS (3/97)



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRIME VALUE OBLIGATIONS FUND
(A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST II)
(FORMERLY, PRIME VALUE MONEY MARKET FUND, A PORTFOLIO OF
LEHMAN BROTHERS INSTITUTIONAL FUNDS GROUP TRUST)
INSTITUTIONAL CAPITAL SHARES (FORMERLY, CLASS E SHARES)
PROSPECTUS

The Institutional Capital Shares (formerly, Class E Shares) of Prime Value Obligations Fund (formerly, Prime Value Money Market Fund) (the "Fund") offered by this prospectus represent interests in a portfolio of Money Market Obligations Trust II (formerly, Lehman Brothers Institutional Funds Group Trust) (the "Trust"), an open-end management investment company (a mutual fund). The Fund invests in short-term money market securities to achieve current income consistent with stability of principal and liquidity.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

This prospectus contains the information you should read and know before you invest in the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information dated March 31, 1997, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information, or make inquiries about the Fund, contact the Fund at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated March 31, 1997

TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY OF FUND EXPENSES                                                       1
------------------------------------------------------


FINANCIAL HIGHLIGHTS--
  INSTITUTIONAL CAPITAL SHARES                                                 2

------------------------------------------------------

GENERAL INFORMATION                                                            3
------------------------------------------------------

INVESTMENT INFORMATION                                                         3
------------------------------------------------------
  Investment Objective                                                         3
  Investment Policies                                                          3
  Investment Risks                                                             6
  Investment Limitations                                                       6

FUND INFORMATION                                                               7
------------------------------------------------------
  Management of the Fund                                                       7
  Distribution of Institutional Capital Shares  8
  Administration of the Fund                                                   8

NET ASSET VALUE                                                                9
------------------------------------------------------

HOW TO PURCHASE SHARES                                                         9
------------------------------------------------------

HOW TO REDEEM SHARES                                                          10


------------------------------------------------------

ACCOUNT AND SHARE INFORMATION                                                 11
------------------------------------------------------

TAX INFORMATION                                                               12
------------------------------------------------------
  Federal Income Tax                                                          12
  State and Local Taxes                                                       12

OTHER CLASSES OF SHARES                                                       12
------------------------------------------------------


PERFORMANCE INFORMATION                                                       13

------------------------------------------------------


LAST MEETING OF SHAREHOLDERS                                                  14

------------------------------------------------------


FINANCIAL HIGHLIGHTS--
  INSTITUTIONAL SHARES                                                        15

------------------------------------------------------




FINANCIAL HIGHLIGHTS--
  INSTITUTIONAL SERVICE SHARES                                                16

------------------------------------------------------


FINANCIAL STATEMENTS                                                          17

------------------------------------------------------


REPORT OF ERNST & YOUNG, LLP,
  INDEPENDENT AUDITORS                                                        31

------------------------------------------------------


ADDRESSES                                                                     32

------------------------------------------------------


SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

                          INSTITUTIONAL CAPITAL SHARES


                        SHAREHOLDER TRANSACTION EXPENSES


Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)...............................................     None
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)...............................................     None
Contingent Deferred Sales Charge (as a percentage of original purchase
  price or redemption proceeds, as applicable)......................................     None
Redemption Fee (as a percentage of amount redeemed, if applicable)..................     None
Exchange Fee........................................................................     None
ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)
Management Fee (after waiver)(1)....................................................    0.05%
12b-1 Fee...........................................................................     None
Total Other Expenses................................................................    0.25%
  Shareholder Services Fee (after waiver)(2).................................   0.10%
Total Operating Expenses(3).........................................................    0.30%




(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.20%.

(2) The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholders services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%

(3) The total operating expenses in the table above are based on expenses expected during the fiscal year ending January 31, 1998. The total Institutional Capital Shares operating expenses were 0.28% for fiscal year ended January 31, 1997 and would have been 0.59% absent the voluntary waivers of portions of the management fee and shareholder services fee.

     The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Institutional Capital Shares of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.


                        EXAMPLE                            1 year    3 years    5 years    10 years
--------------------------------------------------------   ------    -------    -------    --------
You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period.............     $3        $10        $17        $ 38




     THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



PRIME VALUE OBLIGATIONS FUND


FINANCIAL HIGHLIGHTS--INSTITUTIONAL CAPITAL SHARES

--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)



Reference is made to the Report of Ernst & Young LLP, Independent Auditors on page 31.


                                                                              PERIOD ENDED
                                                                               JANUARY 31,
                                                                                 1997(a)
                                                                              -------------
NET ASSET VALUE, BEGINNING OF PERIOD                                             $  1.00
-------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------
  Net investment income                                                             0.05
-------------------------------------------------------------------------
LESS DISTRIBUTIONS
-------------------------------------------------------------------------
  Distributions from net investment income                                         (0.05)
-------------------------------------------------------------------------      ---------
NET ASSET VALUE, END OF PERIOD                                                   $  1.00
-------------------------------------------------------------------------      ---------
TOTAL RETURN (B)                                                                    5.26%
-------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------
  Expenses                                                                          0.28%
-------------------------------------------------------------------------
  Net investment income                                                             5.17%
-------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                  0.31%


-------------------------------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                        $20,006
-------------------------------------------------------------------------






(a) Reflects operations for the period from February 1, 1996 (date of initial public offering) to January 31, 1997.



(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.



(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.



(See Notes which are an integral part of the Financial Statements)



GENERAL INFORMATION
--------------------------------------------------------------------------------

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 16, 1992. The Declaration of Trust permits the Trust to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees has established three classes of shares known as Institutional Shares, Institutional Service Shares and Institutional Capital Shares. This prospectus relates only to Institutional Capital Shares of the Fund, which are designed primarily for financial institutions, financial intermediaries and institutional investors as a convenient means of accumulating an interest in a professionally managed portfolio investing in short-term money market securities. A minimum initial investment of $1,000,000 over a one-year period is required.

The Fund attempts to stabilize the value of a share at $1.00. Shares are currently sold and redeemed at that price.

INVESTMENT INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Fund is current income consistent with stability of principal and liquidity. This investment objective may be changed by the Board of Trustees without shareholder approval. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by complying with the diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940 which regulates money market mutual funds and by following the investment policies described in this prospectus.

INVESTMENT POLICIES



The Fund pursues its investment objective by investing in a portfolio of money market securities maturing in 13 months or less. The average maturity of the securities in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. Unless indicated otherwise, the investment policies may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS. The Fund invests in high quality money market instruments that are either rated in one of the two highest short-term rating category by one or more nationally recognized statistical rating organizations ("NRSROs") or are of comparable quality to securities having such ratings. Examples of these instruments include, but are not limited to:

     - domestic issues of corporate debt obligations, including variable rate demand notes;

     - commercial paper (including Canadian Commercial Paper and Europaper);

     - certificates of deposit, demand and time deposits, bankers' acceptances and other instruments of domestic and foreign banks and other deposit institutions ("Bank Instruments");


     - short-term credit facilities;


     - asset-backed securities;

     - obligations issued or guaranteed as to payment of principal and interest by the U.S. government or one of its agencies or instrumentalities;

     - other money market instruments; and

     - obligations issued by state and local government agencies.

The Fund invests only in instruments denominated and payable in U.S. dollars.

     VARIABLE RATE DEMAND NOTES. Variable rate demand notes are long-term debt instruments that have variable or floating interest rates and provide the Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on a published interest rate or interest rate index. Most variable rate demand notes allow the Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. See "Demand Features." The Fund treats variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which the Fund may next tender the security for repurchase.

     BANK INSTRUMENTS. The Fund only invests in Bank Instruments either issued by an institution having capital, surplus and undivided profits over $100 million, or insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"). Bank Instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs"). The Fund will treat securities credit enhanced with a bank's letter of credit as Bank Instruments.


     ASSET-BACKED SECURITIES. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may take the form of beneficial interests in special purpose trusts, limited partnership interests, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities often have some form of credit or liquidity enhancement, payments on the securities depend predominantly upon collections of the loans and receivables held by the issuer.


     SHORT-TERM CREDIT FACILITIES. The Fund may enter into, or acquire participations in, short-term borrowing arrangements with corporations, consisting of either a short-term revolving credit facility or a master note agreement payable upon demand. Under these arrangements, the borrower may reborrow funds during the term of the facility. The Fund treats any commitments to provide such advances as a standby commitment to purchase the borrower's notes.

REPURCHASE AGREEMENTS. Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.


REVERSE REPURCHASE AGREEMENTS. The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but does not ensure this result. However, liquid assets of the Fund, in a dollar amount sufficient to make payment for the securities to be purchased, are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies, but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid the Fund will limit their purchase, together with other illiquid securities, including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice to 10% of its net assets.

CREDIT ENHANCEMENT. Certain of the Fund's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to the Fund and affect its share price.

DEMAND FEATURES. The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities, or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to provide the Fund with liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the


Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.

The Fund may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.


LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis, or both, to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/ dealers, banks, or other institutions which the adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral at all times equal to at least 100% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

INVESTMENT RISKS

ECDs, ETDs, Yankee CDs, Canadian Commercial Paper, and Europaper are subject to different risks than domestic obligations of domestic banks or corporations. Examples of these risks include international economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing entity, and the possible impact of interruptions in the flow of international currency transactions. Risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping, and the public availability of information. These factors will be carefully considered by the Fund's adviser in selecting investments for the Fund.

INVESTMENT LIMITATIONS

The Fund may not:

     - borrow money, except that the Fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) from banks, or subject to specific authorization by the SEC, from funds advised by the adviser or an affiliate of the adviser, and (ii) engage in reverse repurchase agreements; provided that (i) and (ii) in combination do not exceed one-third of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may not mortgage, pledge or hypothecate any assets except in connection with such borrowings and reverse repurchase agreements and then only in amounts not exceeding one-third of the value of the Fund's total assets at the time of such borrowing; or

     - purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except that the Fund intends to invest 25% or more of the value of its total assets in obligations of issuers in the banking industry or in obligations, such as repurchase agreements, secured by such obligations; provided that there is no limitation with respect to investments in U.S. government securities or, in bank instruments issued or enhanced by approved banks.

The above investment limitations cannot be changed without shareholder approval.


FUND INFORMATION
--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES. The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER. Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees.


The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase and sale of portfolio instruments.

     ADVISORY FEES. The adviser receives an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The adviser may voluntarily choose to waive a portion of its fee or reimburse other expenses of the Fund, but reserves the right to terminate such waiver or reimbursement at any time at its sole discretion.

     ADVISER'S BACKGROUND. Federated Management, a Delaware business trust, organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.


     Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across over 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.




Both the Trust and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.


DISTRIBUTION OF INSTITUTIONAL CAPITAL SHARES

Federated Securities Corp. is the principal distributor for Institutional Capital Shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

ADMINISTRATION OF THE FUND

SHAREHOLDER SERVICES. The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS. In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's investment adviser or its affiliates.

ADMINISTRATIVE SERVICES. Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors specified below:


                          AVERAGE AGGREGATE
MAXIMUM FEE                DAILY NET ASSETS
------------     ------------------------------------
    .15%              on the first $250 million
   .125%               on the next $250 million
    .10%               on the next $250 million
   .075%         on assets in excess of $750 million




The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.


NET ASSET VALUE
--------------------------------------------------------------------------------

The Fund attempts to stabilize the net asset value of shares at $1.00 by valuing the portfolio securities using the amortized cost method. The net asset value per share is determined by subtracting liabilities attributable to Institutional Capital Shares from the value of Fund assets attributable to Institutional Capital Shares, and dividing the remainder by the number of Institutional Capital Shares outstanding. The Fund cannot guarantee that its net asset value will always remain at $1.00 per share.

The net asset value is determined at 12:00 noon, 3:00 p.m. (Eastern time), and as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

Shares are sold at their net asset value, without a sales charge, next determined after an order is received, on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or by check. The Fund reserves the right to reject any purchase request.

To make a purchase, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken by telephone. The minimum initial investment is $1,000,000. However, an account may be opened with a smaller amount as long as the minimum is reached within one year of opening the account. Financial institutions may impose different minimum investment requirements on their customers.

PURCHASING SHARES BY WIRE. Shares may be purchased by Federal Reserve wire by calling the Fund before 3:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) that day. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: Prime Value Obligations Fund-- Institutional Capital Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

PURCHASING SHARES BY CHECK. Shares may be purchased by sending a check to Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. The check should be made payable to: Prime Value Obligations Fund--Institutional Capital Shares. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received), and shares begin earning dividends the next day.


INVEST-BY-PHONE. Once an account has been opened, a shareholder may use invest-by-phone for investments if an authorization form has been filed with Federated Shareholder Services Company, the transfer agent for shares of the Fund. Approximately two weeks after sending the form to Federated Shareholder Services Company, the shareholder may call Federated Shareholder Services Company to purchase shares. Federated Shareholder Services Company will send a request for monies to the shareholder's commercial bank, savings bank, or credit union ("bank") via the Automated Clearing House. The shareholder's bank, which must be an Automated Clearing House member, will then forward the monies to Federated Shareholder Services Company. The purchase is normally entered the next business day after the initial phone request. For further information and an application, call the Fund.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Shares are redeemed at their net asset value next determined after Federated Shareholder Services Company receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below.

REDEEMING SHARES BY TELEPHONE. Redemptions in any amount may be made by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds from redemption requests received before 3:00 p.m. (Eastern time) will be wired the same day to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System, but will not include that day's dividend. Proceeds from redemption requests received after that time include that day's dividend but will be wired the following business day. Proceeds from redemption requests on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions may be recorded and if reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL. Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

ACCOUNT AND SHARE INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS. Dividends are declared daily and paid monthly. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by writing to the Fund. Shares purchased by wire before 3:00 p.m. (Eastern time) begin earning dividends that day. Shares purchased by check begin earning dividends the day after the check is converted into federal funds.


CAPITAL GAINS. The Fund does not expect to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund will distribute in cash or additional shares any realized net long-term capital gains at least once every 12 months.

CERTIFICATES AND CONFIRMATIONS. As transfer agent for the Fund, Federated Shareholder Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested by contacting the Fund or Federated Shareholder Services Company in writing. Monthly confirmations are sent to report all transactions as well as dividends paid during the month.

ACCOUNTS WITH LOW BALANCES. Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account, except accounts maintained by retirement plans, and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $1,000,000 due to shareholder redemptions. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

VOTING RIGHTS. Each share of the Trust owned by a shareholder gives that shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of all classes of each portfolio in the Trust have equal voting rights, except that in matters affecting only a particular portfolio or class, only shareholders of that portfolio or class are entitled to vote. The Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's or the Fund's operation and for election of Trustees under certain circumstances.


Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust.



As of March 10, 1997, Federated Management, Pittsburgh, organized in the state of Pennsylvania owned 33.47% and Federated Services Company, Boston, organized in the state of Massachusetts owned 66.53% of the voting securities of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.


TAX INFORMATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Trust's other portfolios will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares.

STATE AND LOCAL TAXES

In the opinion of Houston, Donnelly & Meck, counsel to the Trust, Fund shares may be subject to personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania to the extent that the portfolio securities in the Fund would be subject to such taxes if owned directly by residents of those jurisdictions.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

OTHER CLASSES OF SHARES
--------------------------------------------------------------------------------

The Fund also offers other classes. Institutional Shares are sold at net asset value primarily to entities holding shares in an agency or fiduciary capacity, financial institutions, financial intermediaries and institutional investors and are subject to a minimum initial investment of $1,000,000. Institutional Service Shares are sold at net asset value primarily to financial institutions, financial intermediaries and institutional investors and are subject to a minimum initial investment of $1,000,000.

All classes are subject to certain of the same expenses.

Neither Institutional Shares nor Institutional Service Shares are distributed with a 12b-1 Plan but both are subject to shareholder services fees. Currently, Institutional Shares are accruing no shareholder services fees.

Expense differences between classes may affect the performance of each class.

To obtain more information and a prospectus for any other class, investors may call 1-800-341-7400.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, the Fund advertises its yield, effective yield and total return. The performance figures will be calculated separately for each class of shares.

Yield represents the annualized rate of income earned on an investment over a seven-day period. It is the annualized dividends earned during the period on an investment shown as a percentage of the investment. The effective yield is calculated similarly to the yield, but when annualized, the income earned by an investment is assumed to be reinvested daily. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Total return represents the change, over a specified period of time, in the value of an investment in the shares after reinvesting all income distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.



From time to time, advertisements for the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the Fund's performance to certain indices.



LAST MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------


A Special Meeting of Prime Value Money Market Fund, a portfolio of Lehman Brothers Institutional Funds Group Trust was held on November 13, 1996. On October 11, 1996, the record date for shareholders voting at the meeting, there were 642,034,343 total outstanding shares. The following items were considered by shareholders and the results of their voting were as follows:


                                                                                 WITHHELD
            AGENDA ITEM                  FOR         AGAINST      ABSTAIN    AUTHORITY TO VOTE
-----------------------------------  -----------   ------------   -------    -----------------
1. Approval of the Investment
Advisory Agreement between
Federated Management and the Trust
with respect to the Fund             387,845,946   18,056,722      -0-            -0-

2. Election of Trustees
John F. Donahue                      402,628,122       -0-         -0-         3,274,546
Thomas G. Bigley                     402,628,122       -0-         -0-         3,274,546
John T. Conroy, Jr.                  402,628,122       -0-         -0-         3,274,546
William J. Copeland                  402,628,122       -0-         -0-         3,274,546
J. Christopher Donahue               402,628,122       -0-         -0-         3,274,546
James E. Dowd                        402,628,122       -0-         -0-         3,274,546
Lawrence D. Ellis, M.D.              402,628,122       -0-         -0-         3,274,546
Edward L. Flaherty, Jr.              402,628,122       -0-         -0-         3,274,546
Peter E. Madden                      402,628,122       -0-         -0-         3,274,546
Gregor F. Meyer                      402,628,122       -0-         -0-         3,274,546
John E. Murray, Jr.                  402,628,122       -0-         -0-         3,274,546
Wesley W. Posvar                     402,628,122       -0-         -0-         3,274,546
Marjorie P. Smuts                    402,628,122       -0-         -0-         3,274,546
3. Approval of a change to a
fundamental investment limitation
concerning industry concentration


of investment                        402,609,351    3,285,526     7,790           -0-







PRIME VALUE OBLIGATIONS FUND


FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                              YEAR ENDED JANUARY 31,
                                                    -------------------------------------------
                                                     1997        1996        1995       1994(a)
                                                    ------      ------      ------      -------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 1.00      $ 1.00      $ 1.00      $ 1.00
-----------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------
  Net investment income                               0.05        0.06        0.04        0.03
-----------------------------------------------
LESS DISTRIBUTIONS
-----------------------------------------------
  Distributions from net investment income           (0.05)      (0.06)      (0.04)      (0.03)
-----------------------------------------------     ------      ------      ------      -------
NET ASSET VALUE, END OF PERIOD                      $ 1.00      $ 1.00      $ 1.00      $ 1.00
-----------------------------------------------     ------      ------      ------      -------
TOTAL RETURN (B)                                      5.41%       6.10%       4.51%       3.21%
-----------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------
  Expenses                                            0.16%       0.17%       0.09%       0.07% *
-----------------------------------------------
  Net investment income                               5.29%       5.93%       4.20%       3.23% *
-----------------------------------------------
  Expense waiver/reimbursement (c)                    0.15%       0.08%       0.16%       0.29% *


-----------------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------------
  Net assets, end of period (000 omitted)           $387,994    $2,754,390  $1,470,317  $3,981,184
-----------------------------------------------






* Computed on an annualized basis.



(a) Reflects operations for the period from February 8, 1993 (date of initial public investment) to January 31, 1994.



(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.



(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.



(See Notes which are an integral part of the Financial Statements)


PRIME VALUE OBLIGATIONS FUND


FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES

--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                               YEAR ENDED JANUARY 31,
                                                      ----------------------------------------
                                                       1997       1996       1995      1994(a)
                                                      ------     ------     ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD                  $ 1.00     $ 1.00     $ 1.00     $ 1.00
--------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------
  Net investment income                                 0.05       0.06       0.04       0.01
--------------------------------------------------
LESS DISTRIBUTIONS
--------------------------------------------------
  Distributions from net investment income             (0.05)     (0.06)     (0.04)     (0.01)
--------------------------------------------------    ------     ------     ------     -------
NET ASSET VALUE, END OF PERIOD                        $ 1.00     $ 1.00     $ 1.00     $ 1.00
--------------------------------------------------    ------     ------     ------     -------
TOTAL RETURN (B)                                        5.15%      5.84%      4.26%      1.26%
--------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------
  Expenses                                              0.41%      0.42%      0.34%      0.32% *
--------------------------------------------------
  Net investment income                                 5.05%      5.68%      3.95%      2.98% *
--------------------------------------------------
  Expense waiver/reimbursement (c)                      0.16%      0.08%      0.16%      0.29% *


--------------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------------
  Net assets, end of period (000 omitted)             $18,415    $20,372    $21,739    $17,504
--------------------------------------------------






* Computed on an annualized basis.



(a) Reflects operations for the period from September 1, 1993 (date of initial public offering) to January 31, 1994.



(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.



(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.



(See Notes which are an integral part of the Financial Statements)


PRIME VALUE OBLIGATIONS FUND



PORTFOLIO OF INVESTMENTS


JANUARY 31, 1997

--------------------------------------------------------------------------------


 PRINCIPAL
  AMOUNT                                                                                VALUE
-----------         --------------------------------------------------------------   ------------
ASSET-BACKED SECURITIES--0.5%
----------------------------------------------------------------------------------
                    FINANCE--AUTOMOTIVE--0.5%
                    --------------------------------------------------------------
$ 2,232,251         Nationsbank Auto Owner Trust 1996-A, 5.776%, 8/15/1997           $  2,233,270
                    --------------------------------------------------------------   ------------
CERTIFICATES OF DEPOSIT--7.0%
----------------------------------------------------------------------------------
                    BANKING--7.0%
                    --------------------------------------------------------------
  5,000,000         Bank of Scotland, Edinburgh, 5.480%, 6/13/1997                      5,000,178
                    --------------------------------------------------------------
  5,000,000         Svenska Handelsbanken, Inc., (Guaranteed by Svenska
                    Handelsbanken, Stockholm), 5.430%, 5/5/1997                         5,000,222
                    --------------------------------------------------------------
 20,000,000         Toronto-Dominion Bank, 5.467%, 3/27/1997                           20,003,020
                    --------------------------------------------------------------   ------------
                    TOTAL CERTIFICATES OF DEPOSIT                                      30,003,420
                    --------------------------------------------------------------   ------------
CORPORATE NOTES--5.0%
----------------------------------------------------------------------------------
                    BANKING--0.4%


                    --------------------------------------------------------------
  2,000,000     (b) SALTS III Cayman Island Corp., (Bankers Trust International,
                    PLC Swap Agreement), 5.788%, 7/23/1997                              2,000,000
                    --------------------------------------------------------------   ------------
                    BROKERAGE--1.2%
                    --------------------------------------------------------------
  5,000,000     (b) Goldman Sachs Group, LP, 5.563%, 4/28/1997                          5,000,000
                    --------------------------------------------------------------   ------------
                    FINANCE--AUTOMOTIVE--3.4%
                    --------------------------------------------------------------
 10,000,000         Ford Credit Auto Lease Trust 1996-1, 5.451%, 11/15/1997             9,999,213
                    --------------------------------------------------------------
  4,405,129         Olympic Automobile Receivables Trust 1996-D, 5.430%,
                    12/15/1997                                                          4,405,129
                    --------------------------------------------------------------   ------------
                    Total                                                              14,404,342
                    --------------------------------------------------------------   ------------
                    TOTAL CORPORATE NOTES                                              21,404,342
                    --------------------------------------------------------------   ------------
(A) COMMERCIAL PAPER--54.5%
----------------------------------------------------------------------------------
                    BANKING--11.0%
                    --------------------------------------------------------------
  2,000,000         Bank of Nova Scotia, Toronto, 5.439%, 3/13/1997                     1,988,089
                    --------------------------------------------------------------
  5,000,000         Commonwealth Bank of Australia, Sydney, 5.520%-5.540%,
                    7/21/1997-7/24/1997                                                 4,872,030
                    --------------------------------------------------------------


 30,000,000         Den Danske Bank A/S, 5.398%, 2/11/1997                             29,955,750
                    --------------------------------------------------------------







PRIME VALUE OBLIGATIONS FUND

--------------------------------------------------------------------------------


 PRINCIPAL
  AMOUNT                                                                                VALUE
-----------         --------------------------------------------------------------   ------------
(A) COMMERCIAL PAPER--CONTINUED
----------------------------------------------------------------------------------
                    BANKING--CONTINUED
                    --------------------------------------------------------------
$ 5,000,000         Deutsche Bank Financial, Inc., (Guaranteed by Deutsche Bank,
                    AG), 5.404%, 3/12/1997                                           $  4,971,129
                    --------------------------------------------------------------
  5,000,000         Toronto Dominion Holdings (USA), Inc., (Guaranteed by Toronto-
                    Dominion Bank), 5.457%, 6/13/1997                                   4,902,650
                    --------------------------------------------------------------   ------------
                    Total                                                              46,689,648
                    --------------------------------------------------------------   ------------
                    BROKERAGE--1.2%
                    --------------------------------------------------------------
  5,000,000         Merrill Lynch & Co., Inc., 5.382%, 3/5/1997                         4,976,400
                    --------------------------------------------------------------   ------------
                    CHEMICALS--1.2%
                    --------------------------------------------------------------
  5,000,000         Du Pont (E.I.) de Nemours & Co., 5.446%, 2/19/1997                  4,986,625
                    --------------------------------------------------------------   ------------
                    ELECTRICAL EQUIPMENT--5.1%
                    --------------------------------------------------------------


  5,000,000         Whirlpool Corp., 5.474%, 3/11/1997                                  4,971,500
                    --------------------------------------------------------------
 17,000,000         Whirlpool Financial Corp., (Whirlpool Corp. Support
                    Agreement), 5.474%-5.476%, 2/18/1997-2/25/1997                     16,946,900
                    --------------------------------------------------------------   ------------
                    Total                                                              21,918,400
                    --------------------------------------------------------------   ------------
                    FINANCE--AUTOMOTIVE--8.8%
                    --------------------------------------------------------------
 15,000,000         Ford Motor Credit Corp., 5.393%, 2/4/1997                          14,993,363
                    --------------------------------------------------------------
 23,000,000         General Motors Acceptance Corp., 5.453%-5.569%,
                    4/7/1997-5/23/1997                                                 22,722,695
                    --------------------------------------------------------------   ------------
                    Total                                                              37,716,058
                    --------------------------------------------------------------   ------------
                    FINANCE--COMMERCIAL--21.4%
                    --------------------------------------------------------------
 23,000,000         Asset Securitization Cooperative Corp., 5.359%-5.418%,
                    2/14/1997-3/18/1997                                                22,904,037
                    --------------------------------------------------------------
 12,000,000         Beta Finance, Inc., 5.373%-5.444%, 2/19/1997-5/19/1997             11,913,562
                    --------------------------------------------------------------
  5,000,000         CIESCO, Inc., 5.575%, 4/1/1997                                      4,955,422
                    --------------------------------------------------------------
 10,000,000         CIT Group Holdings, Inc., 5.381%, 3/4/1997                          9,954,275
                    --------------------------------------------------------------
 10,000,000         Falcon Asset Securitization Corp., 5.373%, 2/19/1997                9,973,500


                    --------------------------------------------------------------
 10,000,000         General Electric Capital Corp., 5.432%-5.442%,
                    5/30/1997-6/6/1997                                                  9,821,289
                    --------------------------------------------------------------
 15,000,000         Greenwich Funding Corp., 5.378%-5.446%, 2/26/1997-6/12/1997        14,857,674
                    --------------------------------------------------------------







PRIME VALUE OBLIGATIONS FUND

--------------------------------------------------------------------------------


 PRINCIPAL
  AMOUNT                                                                                VALUE
-----------         --------------------------------------------------------------   ------------
(A) COMMERCIAL PAPER--CONTINUED
----------------------------------------------------------------------------------
                    FINANCE--COMMERCIAL--CONTINUED
                    --------------------------------------------------------------
$ 7,000,000         PREFCO-Preferred Receivables Funding Co., 5.390%-5.412%,
                    2/28/1997-4/17/1997                                              $  6,950,665
                    --------------------------------------------------------------   ------------
                    Total                                                              91,330,424
                    --------------------------------------------------------------   ------------
                    FINANCE--RETAIL--3.5%
                    --------------------------------------------------------------
  5,000,000         Household Finance Corp., 5.412%, 3/11/1997                          4,971,817
                    --------------------------------------------------------------
 10,000,000         McKenna Triangle National Corp., 5.374%, 2/21/1997                  9,970,556
                    --------------------------------------------------------------   ------------
                    Total                                                              14,942,373
                    --------------------------------------------------------------   ------------
                    PHARMACEUTICALS AND HEALTH CARE--2.3%
                    --------------------------------------------------------------
 10,000,000         Glaxo Wellcome PLC, 5.373%, 2/25/1997                               9,964,667
                    --------------------------------------------------------------   ------------
                    TOTAL COMMERCIAL PAPER                                            232,524,595


                    --------------------------------------------------------------   ------------
(C) NOTES--VARIABLE--20.9%
----------------------------------------------------------------------------------
                    BANKING--14.8%
                    --------------------------------------------------------------
 13,620,000         500 South Front St. L.P., Series A, (Huntington National Bank,
                    Columbus, OH LOC), 5.530%, 2/6/1997                                13,620,000
                    --------------------------------------------------------------
  1,780,000         Alabama State IDA, (Nichols Research Corp.), (SouthTrust Bank
                    of Alabama, Birmingham LOC), 5.580%, 2/28/1997                      1,780,000
                    --------------------------------------------------------------
  1,975,000         Athens-Clarke County, GA IDA, Barrett Project (Series 1995),
                    (Columbus Bank and Trust Co., GA LOC), 5.730%, 2/6/1997             1,975,000
                    --------------------------------------------------------------
  3,400,000         Blackwell Investments, Inc., (Bank One, Louisiana, LOC),
                    5.580%, 2/6/1997                                                    3,400,000
                    --------------------------------------------------------------
  2,500,000         Carmel, IN, Telamon Corp Series A, (Huntington National Bank,
                    Columbus, OH LOC), 5.630%, 2/6/1997                                 2,500,000
                    --------------------------------------------------------------
  1,100,000         Carmel, IN, Telamon Corp Series B, (Huntington National Bank,
                    Columbus, OH LOC), 5.630%, 2/6/1997                                 1,100,000
                    --------------------------------------------------------------
  2,060,000         Congregate Care Corp., (Union Bank of California LOC), 5.688%,
                    2/5/1997                                                            2,060,000
                    --------------------------------------------------------------
  6,000,000         Dellridge Care Center Limited Partnership, Series 1997, (First
                    National Bank of Maryland, Baltimore LOC), 5.480%, 2/5/1997         6,000,000


                    --------------------------------------------------------------







PRIME VALUE OBLIGATIONS FUND

--------------------------------------------------------------------------------


 PRINCIPAL
  AMOUNT                                                                                VALUE
-----------         --------------------------------------------------------------   ------------
(C) NOTES--VARIABLE--CONTINUED
----------------------------------------------------------------------------------
                    BANKING--CONTINUED
                    --------------------------------------------------------------
$ 5,000,000         International Processing Corp, (Bank One, Kentucky, Louisville
                    LOC), 5.580%, 2/6/1997                                           $  5,000,000
                    --------------------------------------------------------------
  4,500,000         Melberger, Clifford K. and Ruth B., (PNC Bank, N.A. LOC),
                    5.492%, 2/3/1997                                                    4,500,000
                    --------------------------------------------------------------
    850,000         Pelham City, IDB, (Columbus Bank and Trust Co., GA LOC),
                    5.730%, 2/6/1997                                                      850,000
                    --------------------------------------------------------------
  1,315,000         Pelham City, IDB, (Columbus Bank and Trust Co., GA LOC),
                    5.730%, 2/6/1997                                                    1,315,000
                    --------------------------------------------------------------
 15,000,000         SMM Trust, Series 1996-U, (Morgan Guaranty Trust Co., New York
                    Swap Agreement), 5.425%, 2/20/1997                                 15,000,000
                    --------------------------------------------------------------
  1,235,000         Southeast Regional Holdings, LLC, (Series 1995-A), (Columbus
                    Bank and Trust Co., GA LOC), 5.730%, 2/6/1997                       1,235,000
                    --------------------------------------------------------------


  1,650,000         Sylacuaga, AL IDB, Parker Fertilizer Project Series 1992,
                    (SouthTrust Bank of Alabama, Birmingham LOC), 5.580%, 2/4/1997      1,650,000
                    --------------------------------------------------------------
  1,132,000         Westcourt, (Bank One, Texas N.A. LOC), 5.580%, 2/6/1997             1,132,000
                    --------------------------------------------------------------   ------------
                    Total                                                              63,117,000
                    --------------------------------------------------------------   ------------
                    FINANCE--EQUIPMENT--1.2%
                    --------------------------------------------------------------
  5,000,000         Comdisco, Inc., 144A Notes, 5.600%, 2/26/1997                       5,000,000
                    --------------------------------------------------------------
                    INSURANCE--4.9%
                    --------------------------------------------------------------
 21,000,000         General American Life Insurance Co., 5.638%, 2/21/1997             21,000,000
                    --------------------------------------------------------------   ------------
                    TOTAL NOTES--VARIABLE                                              89,117,000
                    --------------------------------------------------------------   ------------
SHORT-TERM MUNICIPAL--0.2%
----------------------------------------------------------------------------------
  1,000,000         Colorado Health Facilities Authority, Series B, (Bank One,
                    Colorado LOC), 5.580%, 2/1/1997                                     1,000,000
                    --------------------------------------------------------------   ------------
(D) REPURCHASE AGREEMENTS--11.7%
----------------------------------------------------------------------------------
 10,000,000         Bear, Stearns and Co., 5.580%, dated 1/31/1997, due 2/3/1997       10,000,000
                    --------------------------------------------------------------
  4,800,000         Daiwa Securities America, Inc., 5.580%, dated 1/31/1997, due
                    2/3/1997                                                            4,800,000


                    --------------------------------------------------------------







PRIME VALUE OBLIGATIONS FUND

--------------------------------------------------------------------------------


 PRINCIPAL
  AMOUNT                                                                                VALUE
-----------         --------------------------------------------------------------   ------------
(D) REPURCHASE AGREEMENTS--CONTINUED
----------------------------------------------------------------------------------
$10,000,000         Fuji Government Securities, Inc., 5.590%, dated 1/31/1997, due
                    2/3/1997                                                         $ 10,000,000
                    --------------------------------------------------------------
 10,000,000         PaineWebber Group, Inc., 5.570%, dated 1/31/1997, due 2/3/1997     10,000,000
                    --------------------------------------------------------------
 15,000,000         UBS Securities, Inc., 5.530%, dated 1/31/1997, due 2/3/1997        15,000,000
                    --------------------------------------------------------------   ------------
                    TOTAL REPURCHASE AGREEMENTS                                        49,800,000
                    --------------------------------------------------------------   ------------
                    TOTAL INVESTMENTS (AT AMORTIZED COST)(E)                         $426,082,627
                    --------------------------------------------------------------   ------------






(a) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.



(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At January 31, 1997, these securities amounted to $7,000,000 which represents 1.6% of net assets.



(c) Current rate and next reset date shown.



(d) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.



(e) Also represents cost for federal tax purposes.




Note: The categories of investments are shown as a percentage of net assets
      ($426,415,272) at January 31, 1997.



The following acronyms are used throughout this portfolio:


IDA  -- Industrial Development Authority
IDB  -- Industrial Development Bond
LOC  -- Letter of Credit
LLC  -- Limited Liability Corporation
LP   -- Limited Partnership
PLC  -- Public Limited Company






(See Notes which are an integral part of the Financial Statements)




PRIME VALUE OBLIGATIONS FUND


STATEMENT OF ASSETS AND LIABILITIES


JANUARY 31, 1997

--------------------------------------------------------------------------------


ASSETS:
--------------------------------------------------------------------------------
Investments in repurchase agreements                                $ 49,800,000
-----------------------------------------------------------------
Investments in securities                                            376,282,627
-----------------------------------------------------------------   ------------
Total investments in securities, at amortized cost and value                        $426,082,627
--------------------------------------------------------------------------------
Cash                                                                                  17,538,737
--------------------------------------------------------------------------------
Income receivable                                                                        957,254
--------------------------------------------------------------------------------
Receivable for shares sold                                                            11,940,174
--------------------------------------------------------------------------------    ------------
     Total assets                                                                    456,518,792
--------------------------------------------------------------------------------
LIABILITIES:
--------------------------------------------------------------------------------
Payable for shares redeemed                                           29,491,686
-----------------------------------------------------------------
Income distribution payable                                              556,694
-----------------------------------------------------------------
Accrued expenses                                                          55,140
-----------------------------------------------------------------   ------------
     Total liabilities                                                                30,103,520
--------------------------------------------------------------------------------    ------------


NET ASSETS for 426,415,272 shares outstanding                                       $426,415,272
--------------------------------------------------------------------------------    ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES:
$387,994,460 / 387,994,460 shares outstanding                                              $1.00
--------------------------------------------------------------------------------    ------------
INSTITUTIONAL SERVICE SHARES:
$18,414,808 / 18,414,808 shares outstanding                                                $1.00
--------------------------------------------------------------------------------    ------------
INSTITUTIONAL CAPITAL SHARES:
$20,006,004 / 20,006,004 shares outstanding                                                $1.00
--------------------------------------------------------------------------------    ------------






(See Notes which are an integral part of the Financial Statements)




PRIME VALUE OBLIGATIONS FUND


STATEMENT OF OPERATIONS


YEAR ENDED JANUARY 31, 1997

--------------------------------------------------------------------------------


INVESTMENT INCOME:
----------------------------------------------------------------------------------------
Interest                                                                                    $59,108,397
----------------------------------------------------------------------------------------
EXPENSES:
----------------------------------------------------------------------------------------
Investment advisory fee                                                      $ 2,168,544
-------------------------------------------------------------------------
Administrative personnel and services fee                                        836,561
-------------------------------------------------------------------------
Custodian fees                                                                   122,910
-------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                         170,442
-------------------------------------------------------------------------
Directors'/Trustees' fees                                                         23,877
-------------------------------------------------------------------------
Auditing fees                                                                     12,574
-------------------------------------------------------------------------
Legal fees                                                                        12,320
-------------------------------------------------------------------------
Portfolio accounting fees                                                         33,950
-------------------------------------------------------------------------
Distribution services fee--Institutional Service Shares                           40,369
-------------------------------------------------------------------------
Shareholder services fee--Institutional Service Shares                            13,283
-------------------------------------------------------------------------


Shareholder services fee--Institutional Capital Shares                               137
-------------------------------------------------------------------------
Printing and postage                                                               9,030
-------------------------------------------------------------------------
Miscellaneous                                                                     45,315
-------------------------------------------------------------------------    -----------
    Total expenses                                                             3,489,312
-------------------------------------------------------------------------
Waivers and reimbursements--
-------------------------------------------------------------------------
  Waiver of investment advisory fee                             $(899,781)
-------------------------------------------------------------
  Waiver of administrative personnel and services fee            (684,170)
-------------------------------------------------------------
  Waiver of custodian fees                                        (95,495)
-------------------------------------------------------------
  Waiver of shareholder services fee--Institutional Capital
    Shares                                                            (82)
-------------------------------------------------------------   ---------
    Total waivers                                                             (1,679,528)
-------------------------------------------------------------------------    -----------
         Net expenses                                                                         1,809,784
----------------------------------------------------------------------------------------    -----------
              Net investment income                                                          57,298,613
----------------------------------------------------------------------------------------    -----------
Net realized loss on investments                                                             (1,090,952)
----------------------------------------------------------------------------------------    -----------
         Change in net assets resulting from operations                                     $56,207,661


----------------------------------------------------------------------------------------    -----------






(See Notes which are an integral part of the Financial Statements)




PRIME VALUE OBLIGATIONS FUND


STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                                    YEAR ENDED JANUARY 31,
                                                             ------------------------------------
                                                                   1997                1996
                                                             ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS:
----------------------------------------------------------
OPERATIONS--
----------------------------------------------------------
Net investment income                                        $     57,298,613    $    171,047,983
----------------------------------------------------------
Net realized gain (loss) on investments                            (1,090,952)             85,517
----------------------------------------------------------   ----------------    ----------------
     Change in net assets resulting from operations                56,207,661         171,133,500
----------------------------------------------------------   ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS--
----------------------------------------------------------
Distributions from net investment income:
----------------------------------------------------------
  Institutional Shares                                            (56,210,350)       (169,378,776)
----------------------------------------------------------
  Institutional Service Shares                                     (1,082,127)         (1,669,207)
----------------------------------------------------------
  Institutional Capital Shares                                         (6,136)                 --
----------------------------------------------------------   ----------------    ----------------
     Change in net assets resulting from distributions to


     shareholders                                                 (57,298,613)       (171,047,983)
----------------------------------------------------------   ----------------    ----------------
CAPITAL CONTRIBUTION                                                1,330,378                  --
----------------------------------------------------------   ----------------    ----------------
SHARE TRANSACTIONS--
----------------------------------------------------------
Proceeds from sale of shares                                   19,361,183,773      48,234,564,251
----------------------------------------------------------
Net asset value of shares issued to shareholders in
payment of distributions declared                                  26,082,775          59,367,107
----------------------------------------------------------
Cost of shares redeemed                                       (21,735,853,130)    (47,011,310,081)
----------------------------------------------------------   ----------------    ----------------
     Change in net assets resulting from share
       transactions                                            (2,348,586,582)      1,282,621,277
----------------------------------------------------------   ----------------    ----------------
          Change in net assets                                 (2,348,347,156)      1,282,706,794
----------------------------------------------------------
NET ASSETS:
----------------------------------------------------------
Beginning of period                                             2,774,762,428       1,492,055,634
----------------------------------------------------------   ----------------    ----------------
End of period                                                $    426,415,272    $  2,774,762,428
----------------------------------------------------------   ----------------    ----------------






(See Notes which are an integral part of the Financial Statements)




PRIME VALUE OBLIGATIONS FUND


NOTES TO FINANCIAL STATEMENTS


JANUARY 31, 1997

--------------------------------------------------------------------------------


(1) ORGANIZATION



Money Market Obligations Trust II (the "Trust"), (formerly Lehman Brothers Institutional Funds Group Trust) is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of three portfolios. The financial statements included herein are only those of Prime Value Obligations Fund (the "Fund"), (formerly Prime Value Money Market Fund). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.



The Fund offers three classes of shares: Institutional Shares (formerly, Class A Shares), Institutional Service Shares (formerly, Class B Shares) and Institutional Capital Shares (formerly, Class E Shares).



As of November 15, 1996, the Fund's Class C Shares were no longer operational.



The investment objective of the Fund is to provide a high level of current income consistent with stability of principal and liquidity.



(2) SIGNIFICANT ACCOUNTING POLICIES



The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.



     INVESTMENT VALUATIONS--The Fund's use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act.



     REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.



     The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.




PRIME VALUE OBLIGATIONS FUND

--------------------------------------------------------------------------------


     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.



     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.



     RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration.


     In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. Restricted Securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.



     Additional information on each restricted security held at January 31, 1997 is as follows:


                                                                    ACQUISITION     ACQUISITION
                              SECURITY                                 DATE            COST
    -------------------------------------------------------------   -----------     -----------
    SALTS III Cayman Island Corp                                       1/21/97      $2,000,000
    Goldman Sachs Group, LP                                            1/27/97      $5,000,000






     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.



     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.



     OTHER--Investment transactions are accounted for on the trade date.



(3) SHARES OF BENEFICIAL INTEREST




The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest ($0.001 par value) for each class of shares.




PRIME VALUE OBLIGATIONS FUND

--------------------------------------------------------------------------------


Transactions in shares were as follows:


                                                                   YEAR ENDED JANUARY 31,
                                                             -----------------------------------
                                                                  1997                1996
                                                             ---------------     ---------------
                   INSTITUTIONAL SHARES
----------------------------------------------------------
Shares sold                                                   19,036,179,355      47,981,427,671
----------------------------------------------------------
Shares issued to shareholders in payment of distributions
declared                                                          26,074,950          59,366,207
----------------------------------------------------------
Shares redeemed                                              (21,428,886,085)    (46,756,804,775)
----------------------------------------------------------   ---------------     ---------------
     Net change resulting from Institutional Share
     transactions                                             (2,366,631,780)      1,283,989,103
----------------------------------------------------------   ---------------     ---------------



                                                                   YEAR ENDED JANUARY 31,
                                                             -----------------------------------
                                                                  1997                1996
                                                             ---------------     ---------------
               INSTITUTIONAL SERVICE SHARES
----------------------------------------------------------
Shares sold                                                      305,004,232         253,136,580
----------------------------------------------------------
Shares issued to shareholders in payment of distributions
declared                                                               2,107                 900
----------------------------------------------------------
Shares redeemed                                                 (306,966,945)       (254,505,306)
----------------------------------------------------------   ---------------     ---------------
     Net change resulting from Institutional Service Share
     transactions                                                 (1,960,606)         (1,367,826)
----------------------------------------------------------   ---------------     ---------------







PRIME VALUE OBLIGATIONS FUND

--------------------------------------------------------------------------------


                                                                       YEAR ENDED JANUARY 31,
                                                                     --------------------------
                                                                        1997            1996
                                                                     -----------     ----------
                   INSTITUTIONAL CAPITAL SHARES
------------------------------------------------------------------
Shares sold                                                           20,000,186             --
------------------------------------------------------------------
Shares issued to shareholders in payment of distributions declared         5,718             --
------------------------------------------------------------------
Shares redeemed                                                               --             --
------------------------------------------------------------------   -----------     ----------
     Net change resulting from Institutional Capital Shares
     transactions                                                     20,005,904             --
------------------------------------------------------------------   -----------     ----------



                                                                     YEAR ENDED JANUARY 31,
                                                                --------------------------------
                                                                   1997(A)             1996
                                                                --------------     -------------
                       CLASS C SHARES
-------------------------------------------------------------
Shares sold                                                                 --                --
-------------------------------------------------------------
Shares issued to shareholders in payment of distributions
declared                                                                    --                --
-------------------------------------------------------------
Shares redeemed                                                           (100)               --
-------------------------------------------------------------   --------------     -------------
     Net change resulting from Class C Share transactions                 (100)               --
-------------------------------------------------------------   --------------     -------------
          Net change resulting from Fund share transactions     (2,348,586,582)    1,282,621,277
-------------------------------------------------------------   --------------     -------------






(a) As of November 15, 1996, the Fund's Class C Shares were no longer operational.



(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES



INVESTMENT ADVISORY FEE--Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.20% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.



Federated Management became the Fund's investment adviser on November 15, 1996. Prior to November 15, 1996, Lehman Brothers Global Asset Management (the "former Adviser") served as the Fund's investment adviser.



For the period ended January 31, 1997 the advisers earned fees as follows:



                                 AMOUNT OF       AMOUNT OF
          ADVISERS              FEE EARNED      FEE WAIVED
----------------------------    -----------     -----------
Federated Management            $  202,835       $ 166,441
Lehman Brothers Global Asset
  Management                    $1,965,709       $ 733,340







PRIME VALUE OBLIGATIONS FUND

--------------------------------------------------------------------------------


CAPITAL CONTRIBUTION--The former Adviser made a capital contribution to the Fund, during the period ended November 15, 1996, of an amount equal to the accumulated net realized loss on investments balance carried by the Fund.



These transactions resulted in a permanent book and tax difference. As such, the paid-in-capital and accumulated net realized gain/loss accounts have been adjusted accordingly. This adjustment did not affect net investment income, net realized gains/losses, or net assets.



ADMINISTRATIVE FEE--Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. FServ became the Fund's administrator on November 15, 1996. Prior to November 15, 1996, First Data Investors Services Group ("FDISG") served as the Fund's administrator. For the period ended January 31, 1997 the administrators earned fees as follows:


                    AMOUNT OF FEE      AMOUNT OF FEE
 ADMINISTRATORS         EARNED             WAIVED
----------------    --------------     --------------
FServ                  $ 78,894           $      0
FDISG                  $757,667           $684,170






DISTRIBUTION SERVICES FEE--Pursuant to Rule 12b-1 under the Act, as amended, the Fund, had adopted Distribution Agreements (the "Plans") to compensate certain institutional investors who provided services to the Fund's shareholders. All such Plans were terminated effective November 15, 1996. Prior to November 15, 1996, Lehman Brothers Inc., acted as the Fund's distributor.



SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. There is no present intention of paying or accruing the Shareholder Services Fee for the Institutional Shares. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion. FSS became the Fund's shareholder servicing agent on November 15, 1996.



TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders. FSSC became the Fund's transfer and dividend disbursing agent on November 15, 1996. Prior to November 15, 1996, FDISG served as the Fund's transfer and dividend disbursing agent.




PRIME VALUE OBLIGATIONS FUND

--------------------------------------------------------------------------------


For the period ended January 31, 1997 the transfer and dividend disbursing agents earned fees as follows:


 TRANSFER AND DIVIDEND
   DISBURSING AGENTS        AMOUNT OF FEE EARNED
------------------------    ---------------------
FSSC                              $   7,436
FDISG                             $ 163,006






PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ became the Fund's portfolio accountant on November 15, 1996.



GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.




REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

--------------------------------------------------------------------------------


To the Shareholders and Trustees of


PRIME VALUE OBLIGATIONS FUND:



We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prime Value Obligations Fund, formerly Prime Value Money Market Fund (a portfolio of Money Market Obligations Trust II, formerly a Portfolio of Lehman Brothers Institutional Funds Group Trust) as of January 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prime Value Obligations Fund at January 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



                                                               ERNST & YOUNG LLP



Pittsburgh, Pennsylvania


March 14, 1997



ADDRESSES
--------------------------------------------------------------------------------


Prime Value Obligations Fund
                Institutional Capital Shares                 Federated Investors Tower
                                                             Pittsburgh, Pennsylvania 15222-3779
------------------------------------------------------------------------------------------------

Distributor
                Federated Securities Corp.                   Federated Investors Tower
                                                             Pittsburgh, Pennsylvania 15222-3779
------------------------------------------------------------------------------------------------

Investment Adviser
                Federated Management                         Federated Investors Tower
                                                             Pittsburgh, Pennsylvania 15222-3779
------------------------------------------------------------------------------------------------

Custodian
                State Street Bank and Trust Company          P.O. Box 8600
                                                             Boston, Massachusetts 02266-8600
------------------------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent
                Federated Shareholder                        P.O. Box 8600
                Services Company                             Boston, Massachusetts 02266-8600
------------------------------------------------------------------------------------------------

Independent Auditors


                Ernst & Young LLP                            One Oxford Centre
                                                             Pittsburgh, Pennsylvania 15219
------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           PRIME VALUE OBLIGATIONS
                                           FUND
                                           (FORMERLY, PRIME VALUE MONEY MARKET
                                           FUND)
                                           INSTITUTIONAL CAPITAL SHARES
                                           (FORMERLY,
                                           CLASS E SHARES)
                                           PROSPECTUS

                                           A Portfolio of Money Market
                                           Obligations Trust II (formerly,
                                           Lehman Brothers
                                           Institutional Funds Group Trust), an
                                           Open-End
                                           Management Investment Company

                                           Prospectus dated March 31, 1997

LOGO
       Cusip 608912887
       G01881-08-(3/97)




                         PRIME VALUE OBLIGATIONS FUND
              (A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST II)
       (FORMERLY, PRIME VALUE MONEY MARKET FUND, A PORTFOLIO OF LEHMAN
                                   BROTHERS
                       INSTITUTIONAL FUNDS GROUP TRUST)
               INSTITUTIONAL SHARES (FORMERLY, CLASS A SHARES)
           INSTITUTIONAL SERVICE SHARES (FORMERLY, CLASS B SHARES)
           INSTITUTIONAL CAPITAL SHARES (FORMERLY, CLASS E SHARES)
                     STATEMENT OF ADDITIONAL INFORMATION
   This Statement of Additional Information should be read with the prospectus(es) of Prime Value Obligations Fund (formerly, Prime Value Money Market Fund) (the ``Fund'), a portfolio of Money Market Obligations Trust II (formerly, Lehman Brothers Institutional Funds Group Trust) (the ``Trust') dated March 31, 1997. This Statement is not a prospectus. You may request a copy of a prospectus or a paper copy of this Statement, if you have received it electronically, free of charge by calling 1-800-341-7400.
   FEDERATED INVESTORS TOWER
   PITTSBURGH, PA 15222-3779
                        Statement dated March 31, 1997


FEDERATED INVESTORS
Federated Investors Tower
Pittburgh, PA 15222-3779



Federated Securities Corp. is the distributor of the Funds and is a subsidiary of Federated Investors.
Cusip 608912408
Cusip 608912507
Cusip 608912606
G01881-10 (3/97)


FUND HISTORY                                   1

INVESTMENT POLICIES                            1

 Acceptable Investments                        1
 U.S. Government Securities                    1
 Bank Instruments                              1
 Ratings                                       1
 Municipal Securities                          2
 When-Issued and Delayed Delivery Transactions 2
 Repurchase Agreements                         2
 Reverse Repurchase Agreements                 2
 Restricted and Illiquid Securities            2
 Credit Enhancement                            2
 Lending of Portfolio Securities               3
INVESTMENT LIMITATIONS                         3

 Regulatory Compliance                         4
MONEY MARKET OBLIGATIONS TRUST II MANAGEMENT   4

 Share Ownership                               8
 Trustee Compensation                          9
 Trustee Liability                            10
INVESTMENT ADVISORY SERVICES                  10

 Investment Adviser                           10
 Advisory Fees                                10
BROKERAGE TRANSACTIONS                        11

OTHER SERVICES                                11

 Fund Administration                          11


 Custodian and Portfolio Accountant           11
 Transfer Agent                               11
 Independent  Auditors                        11
DETERMINING NET ASSET VALUE                   12

 Shareholder Services                         12
REDEMPTION IN KIND                            12

MASSACHUSETTS PARTNERSHIP LAW                 13

THE FUND'S TAX STATUS                         13

PERFORMANCE INFORMATION                       13

 Yield                                        13
 Effective Yield                              13
 Total Return                                 13
 Performance Comparisons                      14
 Economic and Market Information              14
ABOUT FEDERATED INVESTORS                     14

 Mutual Fund Market                           15
 Institutional Clients                        15
 Bank Marketing                               15
 Broker/Dealers and Bank Broker/Dealer
   Subsidiaries                               15
APPENDIX                                      16


FUND HISTORY

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 16, 1992. On November 15, 1996, the Board of Trustees (`Trustees'') changed the name of the Trust from `Lehman Brothers Institutional Funds Group Trust'' to ``Money Market Obligations Trust II''and the name of the Fund from ``Prime Value Money Market Fund''to ``Prime Value Obligations Fund.''
Shares of the Fund are offered in three classes, known as Institutional Shares, Institutional Service Shares and Institutional Capital Shares (individually and collectively referred to as `Shares,'' as the context may require). This Statement of Additional Information relates to the above-referenced Shares of the Fund.
INVESTMENT POLICIES

Unless indicated otherwise, the policies described below may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective. ACCEPTABLE INVESTMENTS
When determining whether a security presents minimal credit risks, the investment adviser will consider the creditworthiness of: the issuer of the security; the issuer of any demand feature applicable to the security; or any guarantor of either the security or any demand feature.
U.S. GOVERNMENT SECURITIES
The types of U.S. government securities in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:


     othe full faith and credit of the U.S. Treasury;
     othe issuer's right to borrow from the U.S. Treasury;
     othe discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or othe credit of the agency or instrumentality issuing the obligations.
BANK INSTRUMENTS
The instruments of banks and savings associations whose deposits are insured by the Bank Insurance Fund (`BIF'') or the Savings Association Insurance Fund (`SAIF''), such as certificates of deposit, demand and time deposits, savings shares, and bankers' acceptances, are not necessarily guaranteed by those organizations. In addition to domestic bank instruments, the Fund may invest in: Eurodollar Certificates of Deposit issued by foreign branches of U.S. or foreign banks; Eurodollar Time Deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; Canadian Time Deposits, which are U.S. dollar-denominated deposits issued by branches of major Canadian banks located in the United States; and Yankee Certificates of Deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States.
RATINGS
The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations (`NRSROs'') or be of comparable quality to securities having such ratings. An NRSRO's two highest rating categories are determined without regard for sub-categories and gradations. For example, securities rated A-1, A-1+, or A-2 by Standard & Poor's Ratings Group (`S&P''),Prime-1 or Prime-2 by Moody's Investors Service, Inc. (`Moody's''), or F-1 +, F-1, or F-2 by Fitch Investors Service, Inc.


(`Fitch'') are all considered rated in one of the two highest short-term rating categories. The Fund will follow applicable regulations in determining whether a security rated by more than one NRSRO can be treated as being in one of the two highest short-term rating categories; currently, such securities must be rated by two NRSROs in one of their two highest rating categories. See `Regulatory Compliance.''


MUNICIPAL SECURITIES
As stated in the Fund's Prospectus, the Fund may invest in obligations issued by state and local government entities. Municipal securities are issued by various public entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are considered to be municipal securities and may be purchased by the Fund. Dividends paid by the Fund that are derived from interest on such municipal securities would be taxable to the Fund's investors for federal income tax purposes.
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund in a dollar amount sufficient to make payment for the securities to be purchased are: segregated on the Fund`s records at the trade date; marked to market daily; and maintained until the transaction is settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.
REPURCHASE AGREEMENTS
The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Trustees.
REVERSE REPURCHASE AGREEMENTS
The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument in return for a percentage of the instrument's market value in cash and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but does not ensure this result. However, liquid assets of the Fund, in a dollar amount sufficient to make payment for the securities to be purchased, are: segregated on the Fund's records at the trade date; marked to market daily; and maintained until the transaction is settled.


RESTRICTED AND ILLIQUID SECURITIES
The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933.
Section 4(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Fund's investment adviser, as liquid and not subject to the investment limitation applicable to illiquid securities.
CREDIT ENHANCEMENT
The Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the `credit enhancer''), rather than the issuer. Generally, the Fund will not treat credit-enhanced securities as being issued by the credit enhancer for diversification purposes. However, under certain circumstances applicable regulations may require the Fund to treat securities as having been issued by both the issuer and the credit enhancer.


LENDING OF PORTFOLIO SECURITIES
The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.
INVESTMENT LIMITATIONS

DIVERSIFICATION OF INVESTMENTS
The Fund may not purchase securities of any one issuer if as a result more than 5% of the value of the Fund's assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation and provided that there is no limitation with respect to investments in U.S. government securities.
ISSUING SENIOR SECURITIES, BORROWING MONEY AND PLEDGING ASSETS
The Fund may not borrow money, except that the Fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) from banks or, subject to specific authorization by the SEC, from funds advised by the adviser or an affiliate of the adviser, and (ii) engage in reverse repurchase agreements; provided that (i) and (ii) in combination do not exceed one-third of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may not mortgage, pledge, or hypothecate its assets except in connection with such borrowings and reverse repurchase agreements and then only in amounts not exceeding one-third of the value of the Fund's total assets.
Additional investments will not be made when borrowings exceed 5% of the Fund's assets.
CONCENTRATION OF INVESTMENTS
The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activivites in the same industry, except that the Fund intends to invest 25% or more of the value of its total assets in obligations of issuers in the banking industry or in obligations, such as repurchase agreements, secured by such obligations; provided that there is no limitation with respect to investments in U.S. government securities or, in bank instruments issued or enhanced by approved banks.
LENDING CASH OR SECURITIES
The Fund may not make loans, except that the Fund may (i) purchase or hold debt obligations in accordance with its investment objective and policies,
(ii) enter into repurchase agreements for securities, (iii) lend portfolio securities as described in the prospectus, and (iv) subject to specific authorization by the SEC, lend money to other funds advised by the adviser or an affiliate of the adviser.
UNDERWRITING
The Fund may not act as an underwriter of securities, except insofar as the Fund may be deemed an underwriter under applicable securities laws in selling portfolio securities.
INVESTING IN REAL ESTATE
The Fund may not purchase or sell real estate or real estate limited partnerships, provided that the Fund may purchase securities of issuers which invest in real estate or interests therein.


INVESTING IN COMMODITIES AND MINERALS
The Fund may not purchase or sell commodities contracts, or invest in oil, gas or mineral exploration or development programs or in mineral leases. The above limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
INVESTING IN ILLIQUID SECURITIES
The Fund will not invest more than 10% of the value of its net assets in illiquid securities including repurchase agreements providing for settlement in more than seven days after notice.
SELLING SHORT AND BUYING ON MARGIN
The Fund will not sell any securities short or purchase any securities on margin but may obtain such short-term credits as are necessary for clearance of transactions.
INVESTING IN OPTIONS
The Fund will not invest in puts, calls, straddles, spreads, or any combination of them.
INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
The Fund will not acquire more than 3% of the total outstanding securities of other investment companies, except as part of a merger, consolidation, or other acquisition.
INVESTING IN NEW ISSUERS
The Fund will not invest more than 15% of the value of its total assets in securities of companies (including predecessors) with less than three years of continuous operation.


REGULATORY COMPLIANCE
The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the prospectus and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the Investment Company Act of 1940. In particular, the Fund will comply with the various requirements of Rule 2a-7, which regulates money market mutual funds. For example, with limited exceptions, Rule 2a-7 prohibits the investment of more than 5% of the Fund's total assets in the securities of any one issuer, although the Fund's investment limitation only requires such 5% diversification with respect to 75% of its assets. The Fund will invest more than 5% of its assets in any one issuer only under the circumstances permitted by Rule 2a-7. The Fund will also determine the effective maturity of its investments , as well as its ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.
MONEY MARKET OBLIGATIONS TRUST II MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Money Market Obligations Trust II, and principal occupations.


John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924


Chairman and Trustee
Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds. Mr. Donahue is the father of J. Christopher Donahue, President and Trustee of the Trust.





Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA
Birthdate:  February 3, 1934
Trustee
Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.


John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937


Trustee
President, Investment Properties Corporation; Senior Vice-President, John
R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate:  July 4, 1918
Trustee
Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.


J. Christopher Donahue *
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949
President and Trustee
President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of


some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.


James E. Dowd
571 Hayward Mill Road
Concord, MA
Birthdate:  May 18, 1922
Trustee
Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.





Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate:  October 11, 1932
Trustee
Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.


Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba


205 Ross Street
Pittsburgh, PA
Birthdate:  June 18, 1924
Trustee
Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.


Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL
Birthdate:  March 16, 1942
Trustee
Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.


Gregor F. Meyer
Boca Grande Club
Boca Grande, FL
Birthdate:  October 6, 1926
Trustee
Attorney, Retired Member of Miller, Ament, Henny & Kochuba; Chairman, Meritcare, Inc.; Director, Eat'N Park Restaurants, Inc.; Director or Trustee of the Funds.


John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate:  December 20, 1932
Trustee
President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director or Trustee of the Funds.





Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925
Trustee
Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University, U.S. Space Foundation and Czech Management Center; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center; Director or Trustee of the Funds.


Marjorie P. Smuts
4905 Bayard Street


Pittsburgh, PA
Birthdate:  June 21, 1935
Trustee
Public relations/Marketing/Conference Planning, Manchester Craftsmen's Guild; Restaurant Consultant, Frick Art & History Center; Conference Coordinator, University of Pittsburgh Art History Department; Director or Trustee of the Funds.


Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 22, 1930
Executive Vice President
Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 26, 1938
Executive Vice President , Secretary and Treasurer


Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.





Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 17, 1923
Vice President
Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.


     *This Trustee is deemed to be an ``interested person'' as defined in the Investment Company Act of 1940.
     @Member of the Executive Committee. The Executive Committee of the
      Board of Trustees handles the responsibilities of the Board between meetings of the Board.
As referred to in the list of Trustees and Officers, `Funds'' includes the following investment companies:


111 Corcoran Funds; Annuity Management Series; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc. ; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities
Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Peachtree Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Starburst Funds; The Starburst Funds II; The Virtus


Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; and World Investment Series, Inc.
SHARE OWNERSHIP
Officers and Trustees as a group own less than 1% of the Fund`s outstanding Shares.
As of March 10, 1997, the following shareholder(s) of record owned 5% or more of the outstanding Institutional Shares of the Prime Value Obligations
Fund: Norwest Bank of Minnesota, NA, Minneapolis, MN, owned approximately 55,000,000 shares (9.75%); and Capital Growth Mortgage Investment Fund LP, Boston, MA, owned approximately 30,597,481 shares (5.42%).
As of March 10, 1997, the following shareholder(s) of record owned 5% or more of the outstanding Institutional Service Shares of the Prime Value Obligations Fund: Hare & Co., New York, NY owned approximately 29,768,610 shares (56.48%); Lauder Gasper Ventures LLC, New York, NY, owned apporximately 5,692,716 shares (10.80%); and Benchmark Cable Acquis Fund VII, Palm Coast, FL, owned approximately 17,002,331 shares (32.26%).
As of March 10, 1997, the following shareholder(s) of record owned 5% or more of the outstanding Institutional Capital Shares of the Prime Value Obligations Fund: Fedrated Services Company, Boston, MA, owned approximately 198 shares (66.53%); and Federated Management, Pittsburgh, PA owned approximately 100 shares (33.47%).


TRUSTEE COMPENSATION
BOARD OF TRUSTEES - LEHMAN BROTHERS INSTITUTIONAL FUNDS GROUP TRUST

                  AGGREGATE
NAME ,          COMPENSATION


POSITION WITH       FROM                TOTAL COMPENSATION PAID
TRUST               TRUST               FROM FUND COMPLEX *


James A. Carbone,     $0           $0 for the Trust and
Co-Chairman and Trustee                 Fund Complex(2)
Andrew Gordon,        $0           $0 for the Trust and
Co-Chariman, Trustee and President      Fund Complex(2)
Charles Barber,       $25,000      $25,000 for the Trust and
Trustee                            Fund Complex(1)
Burt N. Dorsett,      $25,000      $52,500 for the Trust and
Trustee                            Fund Complex(2)
Edward J. Kaier,      $25,000      $25,000 for the Trust and
Trustee                            Fund Complex(1)
S. Donald Wiley,      $25,000      $25,000 for the Trust and
Trustee                            Fund Complex(1)


* Represents the total compensation paid to such persons by all investment companies (including the Trust) from which such person received compensation during the fiscal year ended January 31, 1997 that are considered part of the same `fund complex'' as the Trust because they have common or affiliated investment advisers. The parenthetical number represents the number of such investment companies, including the Trust.

BOARD OF TRUSTEES - MONEY MARKET OBLIGATIONS TRUST II

                  AGGREGATE
NAME ,          COMPENSATION
POSITION WITH       FROM                TOTAL COMPENSATION PAID


TRUST**            TRUST*#              FROM FUND COMPLEX +


John F. Donahue       $0           $0 for the Trust and
Chairman and Trustee               56 other investment companies in the
                                        Fund Complex
Thomas G. Bigley      $0           $108,725 for the Trust and
Trustee                            56 other investment companies in the
                                        Fund Complex
John T. Conroy, Jr.   $0           $119,615 for the Trust and
Trustee                            56 other investment companies in the
                                        Fund Complex
William J. Copeland   $0           $119,615 for the Trust and
Trustee                            56 other investment companies in the
                                        Fund Complex
J. Christopher Donahue$0           $0 for the Trust and
President and Trustee              18 other investment companies in the
                                        Fund Complex
James E. Dowd         $0           $119,615 for the Trust and
Trustee                            56 other investment companies in the
                                        Fund Complex


Lawrence D. Ellis, M.D.            $0   $108,725 for the Trust and
Trustee                            56 other investment companies in the
                                        Fund Complex
Edward L. Flaherty, Jr.            $0   $119,615 for the Trust and
Trustee                            56 other investment companies in the
                                        Fund Complex


Peter E. Madden       $0           $108,725 for the Trust and
Trustee                            56 other investment companies in the
                                        Fund Complex
Gregor F. Meyer       $0           $108,725 for the Trust and
Trustee                            56 other investment companies in the
                                        Fund Complex
John E. Murray, Jr.,  $0           $108,725 for the Trust and
Trustee                            56 other investment companies in the
                                        Fund Complex
Wesley W. Posvar      $0           $108,725 for the Trust and
Trustee                            56 other investment companies in the
                                        Fund Complex
Marjorie P. Smuts     $0           $108,725 for the Trust and
Trustee                            56 other investment companies in the
                                        Fund Complex


* Information is furnished for the fiscal year ended January 31, 1997. **New Board of Trustees as of November 15, 1996, per shareholder approval. # The aggregate compensation is provided for the Trust which is comprised of three portfolios.
+ The information is provided for the last calendar year.
TRUSTEE LIABILITY
The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.


INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISER
The Fund's investment adviser is Federated Management. It is a subsidiary of Federated Investors. All the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue.
The adviser shall not be liable to the Trust, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.
Prior to November 15, 1996, Lehman Brothers Global Asset Management, New York, NY, was the investment adviser for the Fund.
ADVISORY FEES
For its advisory services, Federated Management receives an annual investment advisory fee as described in the prospectus. Prior to November 15, 1996, Lehman Brothers Global Asset Management (the `former adviser'') served as the Fund's adviser. For the period from November 15, 1996, to January 31, 1997, Federated Management earned $202,835 of which $166,441 was waived. For the period from February 1, 1996, to November 14, 1996, and the fiscal years ended January 31, 1996, and 1995, the former adviser earned $1,965,709, $2,885,657, and $1,858,719, respectively, of which
$733,340 and $0;, $0 and $0; and $1,388,554 and $0; respectively, were waived of advisory fees and reimbursement of expenses to maintain the Fund's operating expense ratios at certain levels.




BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal year(s) ended January 31, 1997, 1996, and 1995, the Fund paid no brokerage commissions.
Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund. OTHER SERVICES

FUND ADMINISTRATION
Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. FDISG (the `former administrator''), a subsidiary of First Data Corporation, Boston, MA, served as the Fund's administrator prior to November 15, 1996. For the period from November 15, 1996, to January 31, 1997, Federated Services Company earned $78,894 of which $0 was waived.
For the period from February 1, 1996, to November 14, 1996, and the fiscal years ended January 31, 1996, and 1995, the former administrator earned $757,667, $2,885,657 and $1,858,719, respectively. Waivers by the former administrator of administration fees and reimbursement of expenses to maintain the Fund's operating expense ratios at certain levels for the period from February 1, 1996, to November 14, 1996, and the fiscal years ended January 31, 1996, and 1995, amounted to $684,170 and $0; $2,127,361 and $0; and $1,414,970 and $0, respectively.
CUSTODIAN AND PORTFOLIO ACCOUNTANT
State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. Federated Services Company, Pittsburgh,


PA, provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. The fee paid for this service is based upon the level of the Fund's average net assets for the period plus out-of-pocket expenses. Prior to November 15, 1996, Boston Safe, Boston, MA, a wholly-owned subsidiary of Mellon Bank Corporation, served as the custodian for the Fund.
TRANSFER AGENT
Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type and number of accounts and transactions made by shareholders. Prior to November 15, 1996, FDISG served as the Fund's transfer agent. INDEPENDENT AUDITORS
The independent auditors for the Fund are Ernst & Young LLP, Pittsburgh, PA. Prior to November 15, 1996, Ernst & Young LLP, Boston, MA, were the independent auditors for the Fund.
DETERMINING NET ASSET VALUE

The Trustees have decided that the best method for determining the value of portfolio instruments is amortized cost. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value. Accordingly, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.
The Fund's use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in Rule 2a-7 (the `Rule'') promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940. Under the Rule, the Trustees must establish procedures reasonably designed to stabilize the net asset value per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Fund's investment objective. The procedures include monitoring the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Trustees will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.
SHAREHOLDER SERVICES
This arrangement permits the payment of fees to Federated Shareholder Services to cause services to be provided which are necessary for the maintenance of shareholder accounts and to encourage personal services to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include but are not limited to providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.
 By adopting the Shareholder Services Agreement, the Trustees expect that
the Fund will benefit by:   (1) providing personal services to
shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and
(4) responding promptly to shareholders' requests and inquiries concerning their accounts.
For the period from November 15, 1996, to January 31, 1997, Federated Shareholder Services earned $13,283, and $137, for the Fund's Institutional Service Shares, and Institutional Capital Shares, respectively, of which $0 and $82 was waived, respectively.
Prior to November 15, 1996, the Fund entered into agreements with Service Organizations (Rule 12b-1 Plan) whose customers are the beneficial owners of what were formerly called Class B Shares and Class E Shares. For the period from February 1, 1996, to November 14, 1996, the following service fees were paid by the Fund: Institutional Service Shares, $40,369. For the fiscal year ended January 31, 1996, the following service fees were paid by the Fund: Class B Shares, $72,893; and Class E Shares, $0. For the fiscal year ended January 31, 1995, the following service fees were paid by the
Fund: Class B Shares, $40,486; and no service fees were paid with respect to Class E Shares.
REDEMPTION IN KIND

The Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the Fund's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that further payments should be in kind.


In such cases, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders who sell these securities could receive less than the redemption value and could incur certain transaction costs.
MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.
In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.
THE FUND'S TAX STATUS

To qualify for the special tax treatment afforded to regulated investment companies, the Fund must, among other requirements: derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities; derive less than 30% of its gross income from the sale of securities held less than three months; invest in securities within certain statutory limits; and distribute to its shareholders at least 90% of its net income earned during the year.
PERFORMANCE INFORMATION

Performance depends upon such variables as: portfolio quality; average portfolio maturity; type of instruments in which the portfolio is invested; changes in interest rates; changes in expenses; and the relative amount of cash flow. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares of the Fund, the performance will be reduced for those shareholders paying those fees.
YIELD
The yield is calculated based upon the seven days ending on the day of the calculation, called the `base period.'' This yield is computed by: determining the net change in the value of a hypothetical account with a balance of one share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional shares purchased with dividends earned from the original one share and all dividends declared on the original and any purchased shares; dividing the net change in the account's value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by 365/7.
For the seven-day period ended January 31, 1997, the yield for Institutional Shares was 5.31%.
For the seven-day period ended January 31, 1997, the yield for Institutional Service Shares was 5.06%.


For the seven-day period ended January 31, 1997, the yield for Institutional Capital Shares was 5.19%.
EFFECTIVE YIELD
The effective yield is calculated by compounding the unannualized base period return by: adding 1 to the base period return; raising the sum to the 365/7th power; and subtracting 1 from the result.
For the seven-day period ended January 31, 1997, the effective yield for Institutional Shares was 5.45%.
For the seven-day period ended January 31, 1997, the effective yield for Institutional Service Shares was 5.19%.
For the seven-day period ended January 31, 1997, the effective yield for Institutional Capital Shares was 5.32%.
TOTAL RETURN
Average annual total return is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.
For the one-year period ended January 31, 1997, and for the period from February 8, 1993 (date of initial public investment) through January 31, 1997, the average annual total returns were 5.41% and 4.82%, respectively, for Institutional Shares. For the one-year period ended January 31, 1997, and for the period from September 2, 1993 (date of initial public offering) through January 31, 1997, the average annual total returns were 5.15% and


4.82%, respectively, for Institutional Service Shares. For the one-year period ended January 31, 1997, and for the period from October 6, 1994 (date of initial public offering) through January 31, 1997, the average annual total returns were 5.26% and 4.67%, respectively, for Institutional Capital Shares.
PERFORMANCE COMPARISONS
Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
     OLIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories based on total return, which assumes the reinvestment of all income dividends and capital gains distributions, if any.
     oIBC/DONOGHUE'S MONEY FUND REPORT publishes annualized yields of money market funds weekly. Donoghue's Money Market Insight publication reports monthly and 12-month-to-date investment results for the same money funds.
     oMONEY, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield.
     O    BANK RATE MONITOR(C) NATIONAL INDEX, Miami Beach, Florida,
      published weekly, is an average of the interest rates of personal money market deposit accounts at ten of the largest banks and thrifts in each of the five largest Standard Metropolitan


      Statistical Areas. If more than one rate is offered, the lowest rate is used. Account minimums and compounding methods may vary.
Advertising and other promotional literature may include charts, graphs and other illustrations using the Fund`s returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Fund can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.
ECONOMIC AND MARKET INFORMATION
Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by the Fund portfolio mangers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including growth of the industry, from sources such as the Investment Company Institute.
ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making-structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.
The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.
In the money market sector, Federated Investors gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1996, Federated managed more than $50.3 billion in assets across 50 money market funds, including 18 government, 11 prime and 21 municipal with assets approximating $28.0 billion, $12.8 billion and $9.5 billion, respectively.
J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international and global portfolios. MUTUAL FUND MARKET
Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.*
Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:
INSTITUTIONAL CLIENTS
Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division.
BANK MARKETING
Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Mark R. Gensheimer, Executive Vice President, Bank Marketing & Sales. BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES
Federated funds are available to consumers through major brokerage firms nationwide--we have 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Division. *Source: Investment Company Institute


APPENDIX

STANDARD AND POOR'S RATINGS GROUP LONG-TERM DEBT RATINGS
AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.


AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree. A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
PLUS (+) or MINUS (-)The rating of "AA" may be modified by the addition of a plus or minus sign to show relative standing within this rating category. MOODY'S INVESTORS SERVICE, INC. LONG-TERM DEBT RATINGS
AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
BAA--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. Con. (---) - Municipal Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience,
(c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.
Moody's applies numerical modifiers 1, 2 and 3 in generic classification of "Aa" in its corporate bond rating system. The modifier 1 indicates that the company ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the company ranks at the lower end of its generic rating category.


Those municipal bonds in the `Aa'' to ``B'' groups which Moody's believes possess the strongest investment attributes are designated by the symbols `Aa1,'' ``A1,'' `Baa1,'' ``Ba1,'' and `B1.''
FITCH INVESTORS SERVICE, INC. LONG-TERM DEBT RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA--Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.
A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
NR--NR indicates that Fitch does not rate the specific issue.


PLUS (+) OR MINUS (-): Plus or minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.
To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" or "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.
DUFF & PHELPS CREDIT RATING CO. LONG-TERM DEBT RATINGS
AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
AA+, AA, AA- --High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.
A+, A, A- --Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.
BBB+, BBB, BBB- --Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.
THOMSON BANKWATCH LONG-TERM DEBT RATINGS
Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long-term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the two highest rating categories used by Thomson BankWatch for long-term debt ratings:
"AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high


"AA" - This designation indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.
"A" - This designation indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.
PLUS (+) OR MINUS (-) -The ratings may include a plus or minus sign designation which indicates where within the respective category the issue is placed.
IBCA, INC. LONG-TERM DEBT RATINGS
IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the two highest categories used by IBCA for long-term debt ratings:
"AAA"     - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.
"AA"  -   Obligations for which there is a very low expectation of
investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.
"A"  -     Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business economic or financial conditions may lead to increased investment risk.


IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within these rating categories.
MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS
PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
   o Leading market positions in well established industries.
   o High rates of return on funds employed.
   o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
   o Broad margins in earning coverage of fixed financial charges and high internal cash generation.
   o Well established access to a range of financial markets and assured sources of alternate liquidity.
PRIME-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
STANDARD AND POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS
A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.


A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
FITCH INVESTORS SERVICE, INC. COMMERCIAL PAPER RATING DEFINITIONS FITCH-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. FITCH-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues. Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.
DUFF & PHELPS CREDIT RATING CO. COMMERCIAL PAPER RATING DEFINITIONS
The two highest rating categories of Duff & Phelps for investment grade commercial paper are `D-1'' and ``D-2.'' Duff & Phelps employs three designations, `D-1+,'' ``D-1'' and `D-1-,'' within the highest rating category. The following summarizes the two highest rating categories used by Duff & Phelps for commercial paper:
"D-1+"    - Debt possesses highest certainty of timely payment.  Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.
"D-1"    - Debt possesses very high certainty of timely payment.
Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.
"D-1-"   - Debt possesses high certainty of timely payment.  Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.


"D-2"   -  Debt possesses good certainty of timely payment.  Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.
THOMSON BANKWATCH COMMERCIAL PAPER RATING DEFINITIONS
Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less. The following summarizes the two highest ratings used by Thomson
BankWatch:
"TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.
`TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high a for issues rated "TBW-1."
IBCA, INC. COMMERCIAL PAPER RATING DEFINITIONS
IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The highest rating category or IBCA for short-term debt is "A." IBCA employs two designations, "A1+" and "A1," within the highest rating category. The following summarizes the two highest rating categories used by IBCA for short-term debt ratings:
"A1" - Obligations are supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of "A1+" is assigned.
"A2" - Obligations are supported by a good capacity for timely repayment. STANDARD AND POOR'S RATINGS GROUP MUNICIPAL NOTE RATINGS


A Standard & Poor's rating reflects the liquidity factors and market access risks unique to notes due in the three years or less. The following summarizes the two highest rating categories used by Standard & Poor's Corporation for municipal notes:
"SP-1"    - The issuers of these municipal notes exhibit strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay are given a plus (+) designation.
`SP-2''   - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
MOODY'S INVESTORS SERVICE, INC. MUNICIPAL NOTE RATINGS
Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as "VMIG." The following summarizes the two highest ratings used by Moody's Investors Service, Inc. for short-term notes:
"MIG-1"/"VMIG-1" - This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
Duff & Phelps and Fitch use the short-term ratings described under Commercial Paper Ratings for municipal notes.